===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                          \    \  OMB Number:      3235-0059  \
 DELETE IF NOT REQUIRED  -------------------   \  Expires:  January 31, 2002  \
                                          /    \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             coolsavings.com inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)
                             coolsavings.com inc.
                            360 N. Michigan Avenue
                                  19th Floor
                            Chicago, Illinois 60601
                                (312) 224-5000

To our Shareholders:

     We will hold our annual meeting of shareholders at our executive offices, located at 360 N. Michigan Avenue, 19th Floor, Chicago, Illinois 60601, on ______ __, 2001 at 10:00 a.m. local time.

     At the annual meeting we will ask you to consider and vote upon a proposed preferred stock investment in CoolSavings by Landmark Communications, Inc. and one of its affiliates and certain related transactions. Specifically, we need shareholder approval to comply with Nasdaq listing requirements and to effect certain changes in our corporate governance that are conditions to Landmark's obligation to make its investment. As a condition to Landmark's obligation to proceed with the investment, we also seek shareholder approval to adopt an agreement and plan of merger that will change our state of incorporation from Michigan to Delaware and to adopt a new stock option plan. At the meeting, you also will be asked to vote upon the election of five members to the Board of Directors.

     The enclosed notice of annual meeting and proxy statement provides details of the proposed investment, the proposed merger, the new option plan and related information. Your Board of Directors has determined that the terms of the investment are fair to and in the best interests of CoolSavings and its shareholders. YOUR BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS AT THE ANNUAL MEETING.

     We have enclosed with this letter our annual report for the year ended December 31, 2000, a notice of annual meeting, a proxy statement, a proxy card and a return envelope. Your shares will be voted at the annual meeting in accordance with your proxy instructions.

     On behalf of the Board of Directors and the employees of CoolSavings, we cordially invite all shareholders to attend the annual meeting. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

                                                       Sincerely,

                                                       Matthew Moog
                                                       Chief Executive Officer
                                                        and President

                             YOUR VOTE IS IMPORTANT

        Please sign, date and return your proxy card by _______ __, 2001.

                              coolsavings.com inc.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       to be held on _____        , 2001
                      ----------------------------------


To our Shareholders:

     You are invited to attend the 2001 annual meeting of shareholders to be held at our executive offices, located at 360 N. Michigan Avenue, 19th Floor, Chicago, Illinois 60601, on ___________, 2001, at 10:00 a.m. local time. At the annual meeting, you will be asked:

          1. To approve a transaction with Landmark Communications, Inc. and one of its affiliates ("Landmark") that includes:

          . the $5.0 million loan previously funded by Landmark pursuant to a Senior Secured Note with warrants;

          . the issuance and sale of up to 64,360,810 shares of our series B convertible preferred stock to Landmark for a purchase price of $10.0 million or $0.1554 per share;

          . as a condition to the Landmark investment, the issuance of 13.0 million shares of our series C convertible preferred stock to three individuals (including two of our directors) in exchange for certain convertible notes and warrants previously issued to such individuals; and

          . the issuance of shares of our common stock upon conversion of the series B and series C convertible preferred stock and upon the exercise of the warrants previously issued to Landmark.

          2. To approve an agreement and plan of merger as a result of which our state of incorporation will be changed from Michigan to Delaware.

          3.  To adopt the 2001 Stock Option Plan.

          4. To elect the nominated slate of directors to serve until the expiration of their terms.

          5. To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

We will not take any action on Proposals 1, 2 or 3, unless all three proposals are approved or Landmark waives the conditions to its investment applicable to any of the proposals that is not approved.

     This proxy statement contains information relevant to the annual meeting. Only our shareholders of record at the close of business on July 31, 2001, are entitled to notice of, and to vote at, the meeting or any adjournments.

     If you do not plan to attend the meeting and you wish to vote in accordance with the board of director's recommendations, it is not necessary to specify your choices; merely sign, date, and return the enclosed proxy card. If you attend the meeting, you may withdraw your proxy and vote your own shares.

     Thank you for your continued support of coolsavings.com inc.

                                                       Sincerely,

                                                       ROBERT GORMAN
                                                       Secretary

Dated: August___, 2001



     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are encouraged to sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

                               TABLE OF CONTENTS

                                                                                               Page
ABOUT THE ANNUAL MEETING...............................................................           1

Forward-Looking Statements.............................................................          10

PROPOSAL 1 LANDMARK TRANSACTION........................................................          11

 Introduction..........................................................................          11
 Required Vote.........................................................................          11
 Recommendation of the Board of Directors..............................................          12
 The Amended and Restated Loan Agreement and Warrants..................................          12
 The Purchase Agreement................................................................          13
 The Shareholders Agreement............................................................          18
 Voting Agreements.....................................................................          22
 Terms of Series B Convertible Preferred Stock.........................................          22
 Terms of the Series C Preferred Stock.................................................          27
 Registration Rights...................................................................          28
 Use of Proceeds.......................................................................          28
 Background of the Landmark Transaction................................................          29
 Factors Considered by the Board of Directors..........................................          32
 Interests of Directors and Officers in the Landmark Transaction.......................          34
 Information about Landmark............................................................          35
 Our Business..........................................................................          35
 Market Information....................................................................          36

PROPOSAL 2 PROPOSAL TO CHANGE THE COMPANY'S JURISDICTION OF INCORPORATION TO DELAWARE..          37
 General
 Vote Required For The Reincorporation Proposal........................................          38
 Principal Reason For The Proposed Reincorporation.....................................          38
 Interests of our Directors and Officers in this Proposal..............................          40
 Anti-takeover Implications............................................................          40
 The Charters and Bylaws of CoolSavings and Cool Delaware..............................          41

 Significant Differences Between the Corporation Laws of Michigan and Delaware.........          43
  Stockholder Approval of Certain Business Combinations................................          43
  ----------------------------------------------------
  Classified Board of Directors........................................................          44
  Removal of Directors.................................................................
  Indemnification and Limitation of Liability..........................................          45
  Indemnification Compared and Contrasted..............................................          46
  Inspection of Shareholder List.......................................................          47
  Dividends and Repurchases of Shares..................................................          47
  Shareholder Voting...................................................................          47
  Appraisal Rights.....................................................................          48
  Dissolution..........................................................................          48
  Interested Director Transactions.....................................................          49

  Shareholder Derivative Suits.........................................................          49
  ----------------------------
  Certain Federal Income Tax Consequences..............................................          49

 Securities Act Consequences...........................................................          50
 No Appraisal Rights...................................................................          50
 Abandonment...........................................................................          50
 Required Vote.........................................................................          50

PROPOSAL 3 2001 STOCK OPTION PLAN......................................................          51

 General...............................................................................          51
 Authorized Shares.....................................................................          51
 Administration........................................................................          52
 Eligible Participants.................................................................          52
 Stock Option Awards...................................................................          52
 Stock Appreciation Rights Awards......................................................          52
 Restricted Share Awards...............................................................          53
 Other Stock and Stock Based Awards....................................................          53
 Exercise of Awards....................................................................          53
 New Plan Benefits.....................................................................          54
 Federal Income Tax Consequences Relating to the 2001 Plan.............................          54
  Option Awards........................................................................          54
  Incentive Stock Options..............................................................          54
  Nonqualified Options and Performance Based Options...................................          55
  Stock Appreciation Rights............................................................          55
  Restricted Shares....................................................................          55
  Limitation on Compensation Deductions................................................          56
  Withholding of Tax...................................................................          56

Proposal Four ELECTION OF DIRECTORS....................................................          57

 Board of Directors....................................................................          58
 Board Committees......................................................................          58
 Vote Required and Board Recommendation................................................          58

MANAGEMENT AND COMPENSATION............................................................          59

 Executive Officers....................................................................          59
 Executive Compensation................................................................          60

Summary Compensation Table.............................................................          60

 Stock Options.........................................................................          61

Option Grants in 2000..................................................................          61

Aggregated Option Exercises in 2000 and Year-End Option Values.........................          62

 Report of the Compensation Committee on Executive Compensation........................                                62
 Base Salary...........................................................................                                63
 Cash..................................................................................                                63
 Stock Options.........................................................................                                63
 Impact of Internal Revenue Code 162(m)................................................                                64
 Employment Agreements.................................................................                                64
 Director Compensation.................................................................                                65
 Compensation Committee Interlocks and Insider Participation...........................                                65
 Report of the Audit Committee.........................................................                                66
 Shareholder Return Performance Presentation...........................................                                68

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE................................                                70

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.........................                                70

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................................                                72

GENERAL INFORMATION....................................................................                                75

 Independent Public Accountants........................................................                                75
 Shareholders' Proposals...............................................................                                75
 Annual Report.........................................................................                                75
 Incorporation by Reference............................................................                                75
 Other Matters.........................................................................                                76

Appendix A Securities Purchase Agreement...............................................                               A-1

Appendix B Voting Agreement............................................................                               B-1

Appendix C Certificate of Designations for Series B Preferred Stock....................                               C-1

Appendix D Certificate of Incorporation for CoolSavings, Inc...........................                               D-1

Appendix E Certificate of Designations for Series C Preferred Stock....................                               E-1

Appendix F Bylaws of CoolSavings, Inc..................................................                               F-1

Appendix G Agreement and Plan of merger................................................                               G-1

Appendix H 2001 Stock Option Plan......................................................                               H-1

Appendix I Audit Committee Charter.....................................................                               I-1


                             coolsavings.com inc.

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                       to be held on ___________, 2001
                       --------------------------------

                           PROXIES AND SOLICITATIONS

     This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors (the "Board") of coolsavings.com inc. ("CoolSavings" or the "Company") to be used at the annual meeting of shareholders and at any adjournments. If a valid proxy is received in time for the annual meeting, the shares represented will be voted in accordance with the specifications, if any, contained in such executed proxy.

     In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram, by our directors, officers and employees. Arrangements may also be made with brokerage houses or other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred in forwarding material. We anticipate that fees and expenses for the foregoing parties will not exceed $5,000. We will bear the costs of all proxy solicitation.

     Our executive offices are located at 360 N. Michigan Avenue, 19th floor, Chicago, Illinois, 60601. The approximate date of mailing of this proxy statement and the enclosed proxy materials to our shareholders is August ___, 2001.

                           TIME AND PLACE OF MEETING

     The annual meeting will be held at our executive offices, located at 360 N. Michigan Avenue, 19th Floor, Chicago, Illinois 60601, on _________ ___, 2001, at 10:00 a.m. local time.

                           ABOUT THE ANNUAL MEETING

     This question and answer section answers basic questions about the annual meeting and the proposals. Please read the rest of the proxy statement for full information about the meeting and the proposals.

     This proxy statement contains forward-looking statements that involve risks and uncertainties. The words "believe", "anticipate", "expect", "estimate", "intend", and similar expressions identify forward-looking statements. Actual results could differ materially from those discussed in the forward-looking statements as a result of certain factors. See "Forward-Looking Statements" on page 10 of the proxy statement.

     Throughout this proxy statement we will use certain defined terms. For example, we use the term "Series B Preferred Stock" to refer to the shares of series B cumulative convertible preferred stock that we are proposing to sell to Landmark, the term "Warrants" to refer to the common stock warrants previously issued to Landmark pursuant to the Senior Secured Note, the term "Series C Preferred Stock" to refer to the series C cumulative convertible preferred stock that we are proposing to issue to the holders of our 8% Senior Subordinated Convertible Notes in exchange for such notes and accompanying warrants, the term "Senior Secured Note" to refer to the note evidencing the $5.0 million loan previously funded by Landmark, and the term "Landmark" to refer to Landmark Communications, Inc., the payee of the Senior Secured Note and recipient of the Warrants, and Landmark Ventures VII, LLC, the purchaser of the Series B Preferred Stock. We will collectively refer to the sale of the Series B Preferred Stock to Landmark and related transactions we are asking you to approve in Proposal 1 as the "Landmark Transaction". We define certain other terms throughout the proxy statement where we believe it enhances a reader's ability to understand the subject matter.

What are we asking you to approve?

     Proposal 1.  The first proposal for you to consider is the approval of the
     ----------
Landmark Transaction. The Landmark Transaction includes:

          . the $5.0 million loan previously funded by Landmark pursuant to the Senior Secured Note with Warrants;

          . the issuance and sale by us of up to 64,360,810 shares of Series B Preferred Stock to Landmark;

          . as a condition to Landmark's investment, the issuance of 13.0 million shares of our series C convertible preferred stock to three individuals (including two of our directors) in exchange for certain convertible notes and warrants previously issued to such individuals; and

          . the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock and upon the exercise of the Warrants.

This proposal is being made to comply with Nasdaq listing requirements and to effect certain changes in our corporate governance that are conditions to Landmark's obligation to make its investment (all of which Landmark could waive).

     If Proposal 1 is approved, Landmark will purchase, for $5.0 million, 32,180,405 shares of Series B Preferred Stock promptly after the annual meeting, if certain conditions are satisfied or Landmark waives satisfaction of those conditions (the "Primary Funding"). Each share of Series B Preferred Stock is initially convertible into one share of common stock. Also, Landmark will purchase up to an additional 32,180,405 shares of Series B Preferred Stock on October 25, 2001 for $5.0 million, if certain conditions are satisfied or Landmark waives satisfaction of those conditions (the "Follow-on Funding"). Landmark also has an option to purchase additional shares of Series B Preferred Stock upon the occurrence of certain events (the "Additional Purchase Option"). In connection with this transaction, Landmark has loaned us $5.0 million under the Senior Secured Note. As part of the loan, we issued the Warrants to Landmark. The Warrants are exercisable for 7,818,731 shares (equal to 19.99% of our issued and outstanding shares of common stock at the time of the issuance of the Warrants) at an exercise price of $0.01 per share. However, upon the consummation of the Primary Funding, the number of shares of our common stock for which the Warrants will be exercisable will be adjusted to an aggregate of
10.0 million shares and the exercise price will be increased to $0.50 per share (increasing to $0.75 per share on July 30, 2005 if not previously exercised). If the Primary Funding and the Follow-on Funding are completed, Landmark will own Series B Preferred Stock which may be converted into 49% of our common stock on a fully diluted basis, which is calculated as including all shares reserved for issuance for authorized options and warrants. Since the fully diluted calculation includes shares of common stock not yet issued, and therefore not entitled to vote, the Series B Preferred Stock will represent a larger percentage of total outstanding shares entitled to vote than its percentage of our fully diluted shares. Because the shares of Series B Preferred Stock vote on an as-converted basis with the shares of common stock, upon completion of the Follow-on Funding, Landmark likely will have voting control of CoolSavings. In addition, upon the issuance of the Series B Preferred Stock in the Primary Funding, the holders of the Series B Preferred Stock will have the right to elect a majority of the Board as more particularly described in "Terms of Series B Convertible Preferred Stock -Board of Directors". These percentages do not include additional shares of common stock issuable upon exercise of the Warrants (and additional warrants to be issued as part of the in-kind interest payments on Landmark's Senior Secured Note)or additional shares of Series B Preferred Stock that may be issued under the Additional Purchase Option or as in-kind dividends that accrue over time on the Series B Preferred Stock. If the Purchase Agreement is terminated for any reason, Landmark will be able to exercise the Warrants at an exercise price of $0.01 per share, for 19.9% of our fully diluted common stock, including then outstanding options and warrants.

     In addition, if Proposal 1 is approved and the Primary Funding is completed, the holders of our 8% Senior Subordinated Convertible Notes due March 2006 will exchange those notes and accompanying warrants for 13.0 million shares of our Series C Preferred Stock. The shares of Series C Preferred Stock to be issued to the note holders are convertible into 13.0 million shares of our common stock.

     Proposal 2. The second proposal, which is a condition (which Landmark can
     ----------
waive) to the consummation of the Landmark Transaction is the adoption of an agreement and plan of merger as the result of which our state of incorporation will be changed from Michigan to Delaware (the "Merger"). This Merger will only be completed if the Landmark Transaction is approved by our shareholders and the conditions to closing the Primary Funding have been satisfied or waived by Landmark. If shareholders do not approve this proposal, we may not be able to consummate the Landmark Transaction. Therefore, a vote against Proposal 2 could have the same effect as a vote against Proposal 1.

     Proposal 3. The third proposal, which is also a condition (which Landmark
     ----------
can waive) to the consummation of the Landmark Transaction is the adoption of our 2001 Stock Option Plan. Management and Landmark believe that equity-based compensation is a vital component to overall compensation and retention of employees. If shareholders approve this proposal, we intend to use a portion of the shares available under the new plan to implement an option repricing program. If shareholders do not approve this proposal, we may not be able to consummate the Landmark Transaction as described in this proxy statement. Therefore, a vote against Proposal 3 could have the same effect as a vote against Proposal 1.

     Proposal 4.  You also are being asked to elect members to our Board of
     ----------
Directors to serve until the expiration of their terms.

     In addition, management will report on the performance of CoolSavings during fiscal 2000 and respond to questions from shareholders.

Why are we selling Series B Preferred Stock to Landmark?

          Your Board has approved the sale of the Series B Preferred Stock to Landmark because the sale would, among other things:

     .    allow us to continue as a going concern; and

     . provide us with significant increased cash resources and permit us to avoid immediate repayment of our bank debt which is due and will become immediately due and payable in full if the Landmark Transaction is not consummated.

The amount outstanding under our debt facilities at July 19, 2001 was approximately $3.39 million. Pursuant to a forbearance agreement entered into in contemplation of the Landmark Transaction, our banks have agreed to permit us to make periodic payments of principal and interest on this debt so long as the closing of the Primary Funding occurs before December 31, 2001. If the Primary Funding closing does not occur by December 31, 2001, the banks will have the right to declare a default under the credit facilities and require us to pay back all principal and interest on the debt immediately. Absent another source of funds, we would not be able to make such payments.

     Our Board has determined that the financial and other terms of the Landmark Transaction are fair to and in the best interests of CoolSavings and its shareholders and creditors.

     Landmark's principal business interests are in the media industry, and it owns subsidiaries engaged in newspaper and other publishing, television broadcasting and cable television programming services. It has experience in building value and improving operating, marketing and financial performance in companies which it owns or operates.

Why are we issuing shares of Series C Preferred Stock in the Landmark
Transaction?

     In the fourth quarter of 2000, market conditions in our industry and overall economic conditions led to a slow-down in the growth of our business. As a result of this slow-down we suffered liquidity constraints which meant we required additional capital to fund our operations. In the first quarter of 2001, we raised $2.1 million from two of our directors and an unaffiliated third party who purchased our 8% Senior Subordinated Convertible Notes due March 2006 with accompanying warrants to purchase 1,050,000 shares of common stock at an exercise price of $1.25 per share. As part of that transaction, we granted the purchasers of the notes and warrants the right to exchange their investment in the notes (principal and accrued interest) and the warrants for any security we issued to investors in an offering made before August 31, 2001. Since the Landmark Transaction satisfies the requirement of an offering that triggers the exchange right, the holders of the notes elected to exchange their investment in the notes and the warrants for shares of Series C Preferred Stock (which are securities junior to the Series B Preferred Stock).

What factors should I take into account in considering the proposed Landmark Transaction?

     Certain of our shareholders have entered into a Voting Agreement with Landmark that provides that those shareholders will vote their shares of CoolSavings in favor of Proposals 1, 2 and 3. The shareholders who are parties to the Voting Agreement own approximately 63.09% of our issued and outstanding shares of common stock entitled to vote at the annual meeting. This means that if our Board of Directors does not withdraw its recommendation of the proposals, no additional votes will be needed to pass the proposals.

     Our Board unanimously approved the Landmark Transaction because it believed it would be in the best interests of CoolSavings and its shareholders and creditors. You should consider the factors described at pages 32-34 below. Positive factors considered by the Board include:

     .    CoolSavings' cash resources and financial strength will increase as a result of Landmark's cash infusion and enable CoolSavings to continue as a going concern.

     .    The Landmark Transaction will make it possible for CoolSavings to avoid immediate repayment of the debt incurred under its credit facilities with its banks, which is due and will become immediately due and payable in full if the Landmark Transaction is not consummated.

     .    Before committing itself to the Landmark Transaction, CoolSavings had solicited indications of interest from a substantial number of potential buyers, merger partners and investors (strategic and financial). CoolSavings also had discussions with its current lenders about extending the facilities with them and discussions with potential lenders about refinancing its indebtedness. The Board believed that the Landmark Transaction was the only readily available transaction that would give CoolSavings the cash it needs to fund its ongoing operations and offer a reasonable opportunity to achieve its strategic objectives.

     .    Despite seeking indications of interest from numerous potential buyers, only Landmark submitted a written proposal and considering all other available alternatives, only Landmark offered an alternative that would permit shareholders the opportunity to retain a meaningful equity stake in CoolSavings and benefit from potential increases in the value of their CoolSavings stock, if any.

     .    The Board anticipates that CoolSavings and its shareholders will benefit from Landmark's experience in the media marketing field. The Board believes Landmark's experience will help CoolSavings build value and improve operating, marketing and financial performance.

     .    The Board is still permitted to negotiate with third parties in response to unsolicited acquisition proposals and can accept a superior takeover proposal provided CoolSavings pays Landmark's expenses and a $1.0 million termination fee. If CoolSavings terminates the Purchase Agreement because it has accepted a superior proposal it must pay in full all outstanding indebtedness to Landmark as well as all amounts owing to American National Bank or obtain American National Bank's consent to or waiver of payment of the required amounts to Landmark.

          The Board also considered the following negative factors in making its determination. You should consider these in deciding whether to vote for Proposal 1:

     .    At the closing of the Primary Funding, the holders of the Series B
Preferred Stock will have the right to elect a majority of the Board.

     .    The issuance of the Series B Preferred Stock and Series C Preferred
Stock and the Warrants will have a significant dilutive effect on our existing common shareholders. If the Primary Funding and the Follow-on Funding are completed, Landmark will own 49% of our common stock on a fully diluted basis (which is calculated as including all shares reserved for issuance for authorized options and warrants). Since the fully diluted calculation includes shares of common stock not yet issued and therefore not entitled to vote, the Series B Preferred Stock will represent a larger percentage of total outstanding shares entitled to vote than its percentage of our fully diluted shares. The holders of Series C Preferred Stock will own 11% of our shares of common stock on a fully diluted basis assuming issuance of the shares of Series B Preferred Stock in the Primary Funding and the Follow-on Funding. These percentages do not include additional shares of common stock issuable upon exercise of the Warrants (and the additional warrants to be issued as part of the in-kind interest payments on Landmark's Senior Secured Note) or additional shares of Series B Preferred Stock that may be issued under the Additional Purchase Option or as in-kind dividends that accrue over time on the Series B Preferred Stock.

     .    The holders of the Series B Preferred Stock are entitled to cumulative dividends payable in additional shares of Series B Preferred Stock. The value of these dividends provides the holders of the Series B Preferred Stock with a growing preferential return and growing preferred claim on CoolSavings capital.

     .    If the Landmark Transaction is consummated, Landmark's significant ownership interest could deter a third party from making an offer to acquire us.

     .    The holders of the Series B Preferred Stock and Series C Preferred
Stock will have preferential rights with respect to distributions if CoolSavings is liquidated. This means that holders of common stock will not receive any distribution on liquidation until the holders of the Series B Preferred Stock and Series C Preferred Stock receive their respective liquidation preferences.

     .    If the Landmark Transaction is consummated (or any other transaction that effected a change of control of CoolSavings), our ability to use the full amount of our net operating losses in any given year will be limited.

     .    Completion of the Landmark Transaction is subject to CoolSavings'
satisfaction of a number of conditions, some of which may be beyond the control of CoolSavings' management. If these conditions are not met or waived and Landmark does not complete funding:

               (1) our banks will immediately accelerate the debt we owe them under the forbearance agreements with them.

               (2) CoolSavings will owe Landmark $5.0 million plus interest, which will be due immediately, and will be obligated to issue to Landmark upon exercise of the Warrants 19.9% of its common stock, as calculated on a fully diluted basis including all then outstanding options and warrants.

               (3) under certain circumstances, CoolSavings must pay Landmark a termination fee of $1.0 million and reimburse all of Landmark's expenses incurred in connection with the Landmark Transaction.

The Board believed that, on balance, the potential benefits to our shareholders and creditors from the positive factors outweighed the possible detriments from the negative factors.

Why is CoolSavings proposing to merge into a newly formed Delaware corporation?

     CoolSavings is proposing to merge into its wholly owned Delaware subsidiary to change its state of incorporation from Michigan to Delaware. The proposed reincorporation is primarily designed to obtain the benefits of Delaware corporate law and has the added benefit of reducing state franchise taxes. Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, Delaware courts have considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

Who is entitled to vote at the meeting?

     Only shareholders of record at the close of business on July 31, 2001, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of our common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 39,093,660 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 19,531,831 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting. The shareholders who are parties to the Voting Agreement own approximately 63.09% of our issued and outstanding shares of common stock entitled to vote at the annual meeting, constituting a sufficient number of shares for a quorum. Therefore, if our Board does not withdraw its recommendation of the proposals, no additional votes will be needed to approve the proposals.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended as to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     .    FOR the Landmark Transaction, including:

          . the $5.0 million loan previously funded by Landmark pursuant to the Senior Secured Note with Warrants;

          .    the issuance and sale of shares of Series B Preferred Stock;

          . as a condition to the Landmark investment, the issuance of 13.0 million shares of Series C Preferred Stock to three individuals (including two of our directors) in exchange for certain convertible notes and accompanying warrants previously issued to such individuals; and

          . the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock and upon exercise of the Warrants.

     .    FOR the adoption of an agreement and plan of merger as a result of which our state of incorporation will be changed from Michigan to Delaware.

     .    FOR the adoption of the 2001 Stock Option Plan.

     .    FOR the election of the nominated slate of directors.


With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

     Landmark Transaction. The approval of the Landmark Transaction (Proposal 1)
     --------------------
requires either the affirmative vote of the holders of two-thirds of all outstanding shares of common stock entitled to vote at the annual meeting or the approval of the Board of Directors and the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting.

     Merger. Adopting the agreement and plan of merger to merge into a wholly
     ------
owned subsidiary of CoolSavings (Proposal 2) requires either the affirmative vote of the holders of two-thirds of all outstanding shares of common stock entitled to vote at the annual meeting or the approval of the Board of Directors and the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting.

     2001 Stock Option Plan. The approval of the 2001 Stock Option Plan
     ----------------------
(Proposal 3) requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the annual meeting.

     Election of Directors. The affirmative vote of a plurality of the votes
     ---------------------
cast at the meeting is required for the election of directors (Proposal 4). A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted for or against the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other proposal, the affirmative vote of the holders
     -----------
of a majority of the shares represented in person or by proxy and entitled to vote on the items will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted for or against the proposal, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     We will not take any action on Proposals 1, 2 or 3 unless shareholders approve all three proposals or Landmark waives the conditions to its investment applicable to any proposal that is not approved. Therefore, if you vote against approving the Merger, for example, this could have the same effect as voting against the Landmark Transaction.

     Certain of our shareholders have entered into a Voting Agreement with Landmark that provides that those shareholders will vote their shares of CoolSavings in favor of the Proposals. The shareholders who are party to the voting agreement own of record 24,663,079 shares of our common stock, or approximately 63.09% of the issued and outstanding shares of common stock entitled to vote at the annual meeting. Therefore, if our Board does not withdraw its recommendation of the proposals, no additional votes will be needed to approve the proposals. The Voting Agreement is included as Appendix B to this proxy statement. Throughout this proxy statement we will use the term "Voting Agreement" to refer to the Voting Agreement included as Appendix B.

Will I have appraisal rights?

     Our shareholders are not entitled to appraisal rights under the Michigan Business Corporation Act in connection with the Landmark Transaction or the Merger, whether or not they vote against either proposal.

                          FORWARD-LOOKING STATEMENTS

     This document contains certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include certain statements regarding intent, belief or current expectations about matters (including statements as to "beliefs," "expectations," "anticipations," "intentions" or similar words). Forward-looking statements are also statements that are not statements of historical fact. Because these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements.

                                  PROPOSAL 1
                             LANDMARK TRANSACTION

Introduction.

     We are asking you to approve the Landmark Transaction. The Landmark Transaction includes:

          . the $5.0 million loan previously funded by Landmark pursuant the Senior Secured Note with Warrants;

          . the issuance and sale of up to 64,360,810 shares of Series B Preferred Stock to Landmark for a purchase price of $10.0 million, or $0.1554 per share;

          . as a condition to Landmark's investment, the issuance of 13.0 million shares of Series C Preferred Stock in exchange for $2.1 million of convertible notes and accompanying warrants previously issued to certain individuals; and

          . the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock and upon exercise of the Warrants.

On July 30, 2001, Landmark and CoolSavings signed a Securities Purchase Agreement ("Purchase Agreement") that sets out the terms of the proposed sale of Series B Preferred Stock and related transactions. The Purchase Agreement is included as Appendix A to this proxy statement. You should read the Purchase Agreement including the exhibits included with the Purchase Agreement. A more complete discussion of the Landmark Transaction is set forth below.

Required Vote.

     The approval of Proposal 1 requires either the affirmative vote of the holders of two-thirds of all outstanding shares of common stock entitled to vote at the annual meeting or the approval of the Board of Directors and the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting.

     We will not take any action on Proposal 1 unless our shareholders approve Proposals 1, 2 and 3 or Landmark waives the conditions to its investment applicable to any proposal that is not approved.

Recommendation of the Board of Directors.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MATTERS SET FORTH IN PROPOSAL 1 AND BELIEVES THAT THEY ARE FAIR TO AND IN THE BEST INTERESTS OF COOLSAVINGS AND ITS SHAREHOLDERS AND CREDITORS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 1.
                   ---

The Amended and Restated Loan Agreement and Warrants

     On June 15, 2001, Landmark made an interim bridge loan to us in the principal amount of $500,000. At the request of CoolSavings, the interim bridge loan was amended and Landmark provided CoolSavings with an additional $150,000 on June 27, 2001. At the further request of CoolSavings, the interim bridge loan was amended and Landmark provided CoolSavings with an additional $1.1 million on July 26, 2001. The interim bridge loan was evidenced by a demand promissory note and secured by a lien on all of our assets.

     On July 30, 2001, CoolSavings and Landmark executed an Amended and Restated Loan Agreement and Landmark funded an additional $3.25 million loan to us. The outstanding principal balance of the interim bridge loan was combined with the new funding and is evidenced by the Senior Secured Note in the principal amount of $5.0 million. The Senior Secured Note is governed by the terms of the Amended and Restated Loan Agreement. We call this $5.0 million loan, the "Loan." The
Loan:

          . bears interest at 12% per annum, paid quarterly in arrears in the form of additional Senior Secured Notes;

          . matures on January 26, 2002 (unless extended upon closing of the Primary Funding as provided below); and

          . is secured by a second lien on all of our tangible and intangible property.

     If the Primary Funding closes, the Loan will be modified as follows:

          . the interest rate will be reduced to 8% per annum, paid quarterly in arrears in the form of additional Senior Secured Notes and additional warrants to purchase shares of our common stock ("Additional Warrants");

          .    the maturity date will be extended to June 30, 2006;

          . the exercise price of the Warrants will increase to $0.50 per share, increasing to $0.75 per share on July 30, 2005 if not previously exercised; and

          . we will have the right to prepay the Loan on or after the third anniversary if we meet certain working capital and other financial requirements.

     The Amended and Restated Loan Agreement also contains financial covenants and negative and affirmative covenants that, among other things, restrict our ability to incur additional indebtedness and take other actions without the consent of the note holder.

     In connection with the Loan, we issued the Warrants to Landmark. The
Warrants:

          .    have a term of 8 years;

          .    may be exercised in whole or in part;

          .    contain a net exercise feature;

          .    are exercisable for:

               (i) 7,818,731 million shares (equal to 19.99% of the issued and outstanding shares of our common stock at the time of issuance of the Warrants) at an exercise price of $0.01 per share on and after July 30, 2001 until the earlier of the closing of the Primary Funding or the termination of the Purchase Agreement;

               (ii) 19.99% of our issued and outstanding common stock, calculated on a fully diluted basis (including all then outstanding options and warrants), at an exercise price of $0.01 per share, in the event that the Purchase Agreement is terminated; or

               (iii) 10.0 million shares at an exercise price of $0.50 per share (increasing to $0.75 per share on July 30, 2005 if not previously exercised) upon the closing of the Primary Funding; and

          . provide that the exercise price and the number of Warrants are each subject to adjustment upon certain events, including CoolSavings issuing common stock for less than the exercise price or issuing convertible or derivative securities with an exercise or conversion price less than the exercise price of the Warrants.

     Interest on the outstanding principal balance of the Senior Secured Note is paid "in-kind." This means the accrued amount of the interest that is payable quarterly is added to the principal amount of the Senior Secured Note. After the Primary Funding, in addition to paying "in-kind" interest, CoolSavings will issue to Landmark Additional Warrants to purchase two shares of our common stock for each one dollar of interest accrued, compounded and added to the principal balance of the Senior Secured Note on a quarterly basis. The Additional Warrants will be issued by increasing the aggregate number of shares of our common stock that may be purchased upon exercise of the Warrants.


The Purchase Agreement.

     Sale of Series B Preferred Stock. Subject to the conditions in the Purchase
     --------------------------------
Agreement, we have agreed to issue and sell to Landmark, and Landmark has agreed to purchase from us, up to 64,360,810 shares of Series B Preferred Stock for a price of $10.0 million, or $ 0.1554 per share. Subject to the satisfaction of certain terms and conditions set forth in the Purchase Agreement, Landmark will purchase the shares of Series B Preferred Stock in two separate closings. The first closing for 32,180,405 shares of Series B Preferred Stock for a purchase price of $5.0 million will occur promptly after shareholder approval of Proposals 1, 2 and 3, assuming we have complied (or Landmark has waived any non-compliance) with certain closing conditions. We call this closing the "Primary Funding." The second closing for 32,180,405 shares of Series B Preferred Stock for a purchase price of $5.0 million will occur on October 25, 2001, again assuming we have complied (or Landmark has waived any non-compliance) with certain closing conditions. We call this closing the "Follow-on Funding." Landmark also has an option until December 31, 2002 to purchase additional shares of Series B Preferred Stock at the same price per share as the Primary Funding and Follow-in Funding, upon the occurrence of certain events (the

"Additional Purchase Option"). The terms and conditions of the Series B Preferred Stock are set forth below in the section entitled "Terms of the Series B Preferred Stock."

     Basic Terms.  Under the Purchase Agreement, we have:
     -----------

         . made certain representations and warranties regarding our business;

         .         agreed not to solicit proposals for a competing transaction;

         . agreed to pay a $1.0 million termination fee in certain circumstances;

         . agreed to certain covenants governing the conduct of our business pending closing of the Primary Funding and thereafter; and

         . agreed to certain conditions to the closing of the Primary Funding and Follow-on Funding.

     Representations and warranties.
     ------------------------------

     Each of the parties to the Purchase Agreement has made certain customary representations and warranties in the Purchase Agreement, some of which are qualified as to materiality. For detailed information on these representations and warranties and the other representations and warranties made by CoolSavings, see the Purchase Agreement attached to this document as Appendix A.

     Competing Transactions.
     -----------------------

     We have agreed that, prior to the closing of the Primary Funding, we will not solicit, initiate or encourage any proposals, or engage in negotiations, about any competing transaction meeting certain criteria. However, we can give information to, or enter into discussions or negotiations with, anyone making an unsolicited inquiry that the Board of Directors reasonably expects may lead to a competing transaction that would, if consummated, result in a transaction more favorable to CoolSavings' shareholders from a financial point of view, if the Board's failure to consider the unsolicited enquiry would not be consistent with the directors' fiduciary duties.

     The Board of Directors cannot agree to or endorse any such competing proposal unless CoolSavings terminates the Purchase Agreement and pays Landmark the fee outlined below. CoolSavings has agreed not to accept or recommend to its shareholders, or enter into any agreement concerning, such a competing proposal for a period of not more than 48 hours after Landmark's receipt of a copy of the proposal or summary of the proposal if the proposal is not in writing. CoolSavings has agreed to keep Landmark informed of the status of any such competing proposal and provide it with copies of the proposal and other information.

     Termination.
     ------------

          CoolSavings and Landmark may terminate the Purchase Agreement at any time by mutual agreement. Either party can terminate the Purchase Agreement if:

             . the closing of the Primary Funding has not occurred by November 30, 2001 (unless this is due to that party's breach);

             .      an injunction prohibits the closing of the Primary Funding;
                    or

             . in furtherance of the Board's fiduciary duties, CoolSavings enters into a competing transaction.

          Landmark can terminate the Purchase Agreement (as long as it is not in breach of the Purchase Agreement) if, among other things:

             .      our shareholders do not approve any of Proposals 1, 2 or 3;

             . CoolSavings breaches the Purchase Agreement or any of its representations and warranties become inaccurate in any material respect (and CoolSavings does not or cannot remedy such breach or inaccuracy);

             . the Board of Directors withholds, withdraws, or modifies its recommendation to our shareholders regarding approval of the Landmark Transaction;

             . there occurs a default under the forbearance agreements with our banks; or

             . CoolSavings fails to hold the shareholders meeting to which this proxy statement relates by November 30, 2001.

          CoolSavings must pay Landmark a $1.0 million fee plus all of Landmark's documented expenses if:

             . Landmark terminates the Purchase Agreement because the Board of Directors withholds, withdraws, or modifies its recommendation to shareholders regarding approval of the Landmark Transaction;

             . Landmark terminates the Purchase Agreement because we have willfully breached and failed to cure a representation, warranty, covenant or agreement in the Purchase Agreement;

             . Landmark terminates the Purchase Agreement because our shareholders do not approve each of Proposals 1, 2 and 3;

             . Landmark terminates the Purchase Agreement because CoolSavings fails to hold the shareholders meeting to which this proxy statement relates; or

             . any party terminates the Purchase Agreement because CoolSavings accepts a competing proposal or the Board recommends a competing proposal to our shareholders.

          Upon termination of the Purchase Agreement, the Senior Secured Note and all debt due and owing to Landmark as well as the $1.0 million termination fee shall become immediately due and payable in full. If CoolSavings terminates the Purchase Agreement because it has accepted a superior proposal it must also either pay in full of the requirement all amounts owing to American National Bank or obtain American National Bank's consent to or waiver of payment of the required amounts to Landmark.

          Covenants.
          ---------

          CoolSavings has agreed in the Purchase Agreement to take and refrain from taking certain actions in the Purchase Agreement, including, among other things reserving a sufficient number of shares of common stock for issuance upon conversion of the Series B Preferred Stock and exercise of the Warrants, using its best efforts to promptly obtain shareholder approval, and agreeing to furnish to Landmark periodic management reports and additional financial information. In addition, CoolSavings has also agreed to:

             . continue in the same line of business and preserve its corporate existence;

             . implement an option repricing program to incentivize its employees; and

             .      comply in all material respects with applicable laws.

For detailed information on these covenants and agreements and the other covenants and agreements made by CoolSavings, see the Purchase Agreement attached to this proxy statement as Appendix A.

          Conditions.
          ----------

          Landmark is not obligated to close the Primary Funding and purchase the Series B Preferred Stock unless CoolSavings satisfies certain conditions. These conditions, which must be satisfied by CoolSavings or waived by Landmark prior to the closing of the Primary Funding, include conditions such as:

             . the accuracy of CoolSavings' representations and warranties and its compliance with covenants, compliance with laws, absence of defaults under the other Landmark documents, forbearance agreements and other key agreements, the receipt of third party consents and shareholder approval and the absence of any injunction or similar order enjoining us from consummating the Landmark Transaction;

             . the execution and delivery of the documents contemplated in the Purchase Agreement, including the consummation of the Merger and the effectiveness of the certificate of incorporation of the new Delaware corporation, CoolSavings, Inc. (the "Certificate of Incorporation");

             . the effectiveness of errors and omissions and directors and officers insurance for CoolSavings and certain key-man insurance policies;

             . the execution by each of our employees of standard terms of employment containing confidentiality and non-compete provisions;

             . the receipt by Landmark of an opinion of counsel from our attorneys;

             . the issuance of the Series C Preferred Stock and the cancellation of the 8% convertible subordinated notes and accompanying warrants;

             . there being no change in the business, operations, assets, properties, condition (financial or otherwise) or prospects of CoolSavings, since June 1, 2001, which would have a material adverse effect on CoolSavings; and

             . our representations in the Purchase Agreement regarding our membership base and demographics shall not have decreased by more than 5% from the date of the Purchase Agreement.

CoolSavings has agreed to similar conditions on Landmark's obligations to close the Follow-on Funding. For detailed information on these conditions and the other conditions agreed to by CoolSavings, see the Purchase Agreement attached to this proxy statement as Appendix A.

Additional Purchase Option

     At any time, and from time to time after the closing of the Follow-on Funding until December 31, 2002, Landmark shall have the option, but shall not be obligated, to purchase from us additional shares of Series B Preferred in the event that we require additional funding as a result of the occurrence of any of the following events, each of which shall be referred to as a "shortfall event":

             .      an event that would constitute a default or termination
     under our forbearance agreements that is curable by a cash payment;

             .      an event that would constitute a breach or event of default under any of our material agreements or licenses that can be cured by a cash payment;

             .      the failure to pay any account payable which is due and
     owing for more than ninety (90) days (with certain exceptions);

             .      any litigation where an adverse party may attach a lien
     against a material part of our assets or enjoin us from using any material assets, excluding any litigation where we have received an opinion from counsel that a judgment in our favor is more likely than not;

             .      our failure to maintain an excess of current assets over
     current liabilities at or above specified levels;

             .      our failure to maintain an excess of current assets over
     total liabilities at or above specified levels; or

             .      the reduction of our forecasted expenditures in any expense category by more than 10% or in all expense categories by more than 2% in the aggregate.

In the event that such a shortfall event occurs and closing conditions similar to the Primary Funding and Follow-On Funding conditions are satisfied by CoolSavings or waived by Landmark, Landmark shall have the right to purchase up to that number of shares of Series B Preferred Stock determined by dividing the amount of the shortfall event by a purchase price per share of $0.1554. For detailed information on the Additional Purchase Option, see the Purchase Agreement attached to this proxy statement as Appendix A.

The Shareholders Agreement

     As a condition to closing the Landmark Transaction, Landmark, CoolSavings, the directors and certain officers of CoolSavings (each in their capacity as a shareholder), the holders of the Series C Preferred Stock and certain other significant shareholders of CoolSavings will execute a Shareholders Agreement ("Shareholders Agreement") under which the shareholders party to the Shareholders Agreement (the "Agreement Shareholders") and CoolSavings will agree to certain covenants and restrictions. If the Merger is approved, CoolSavings, Inc., the surviving corporation in the Merger, will execute and deliver the Shareholders Agreement.

     The Agreement Shareholders will agree to vote their shares of CoolSavings, totaling 13,773,443 shares of common stock, in favor of the election of directors nominated by Landmark. The number of directors designated by Landmark for whom the Agreement Shareholders have agreed to vote is described below in "Terms of the Series B Preferred Stock - Board of Directors". Landmark has also agreed to vote for board nominees named by the current incumbent directors through our annual meeting in May 2003. See also "Board of Directors at the Closing of the Primary Funding".

     In addition, the Agreement Shareholders who are also directors of CoolSavings have agreed that at least one director nominated by Landmark shall be appointed to each committee of the Board of Directors. Landmark shall be permitted to have one person attend meetings of the Board in an observer capacity and an additional observer for each Board seat reserved for Landmark that is unfilled.

     In addition, under the Shareholders Agreement, Messrs. Golden and Moog have agreed to:

             . grant to Landmark a right of first refusal on transfers of shares of CoolSavings owned by them; and

             . grant to Landmark certain tag-along rights that permit Landmark to sell a portion of its shares along with sales by the Agreement Shareholders.

Under the Shareholders Agreement, CoolSavings will agree to:

             . grant Landmark a right of first offer on future debt and equity financings;

             . offer Landmark pre-emptive rights to purchase its proportionate share of future debt and equity financings if the right of first offer is not exercised; and

             .      not take the following actions without the consent of
                    Landmark:

                    . those actions that require the consent of the Series B holders under the Certificate of Incorporation;

                    . become liable for any indebtedness in an aggregate amount in excess of $500,000, or make any loan to or own any securities of any entity other than a subsidiary;

                    . make any loan to any person, or guarantee any indebtedness, except for trade accounts of any subsidiary arising in the ordinary course of business

                    . amend, modify or waive compliance with the terms of any employment agreement;

                    . enter into any material contract which allocates revenues to any third party or obligates CoolSavings to pay any fees which would exceed $250,000 per year or $750,000 over the term of the arrangement, or which when combined with similar arrangements would exceed $2.0 million; or

                    . enter into any material contract which allocates revenues to any third party or obligates CoolSavings to perform services which would exceed $250,000 per year or $750,000 over the term of the arrangement, or which when combined with similar arrangements would exceed $2.0 million.

Board of Directors at the Closing of the Primary Funding

   If Proposal 1 is approved, at the closing of the Primary Funding the number of authorized members of our Board of Directors will be changed to thirteen. The Certificate of Designations for the Series B Preferred Stock and the Certificate of Incorporation provide that the number of authorized members of our Board of Directors will be not less than seven nor more than thirteen, provided that the size of the Board may be increased to more than thirteen to allow for additional seats for the nominees of the holders of the Series B Preferred Stock. As described in the "Shareholders Agreement" and "Terms of Series B Convertible Preferred Stock", upon the closing of the Primary Funding, the holders of the Series B Preferred Stock will have the right to elect at least seven members to our Board and the majority of the Board if the Board expands further. The holders of the Series B Preferred Stock may leave some or all of their designated board seats vacant without waiving the right to designate and elect directors at any time and from time to time. Notwithstanding the right of the holders of the Series B Preferred Stock to elect seven members to our Board at any time and from time to time, we anticipate that the holders of the Series B Preferred Stock will appoint two new directors following the closing of the Primary Funding, and immediately thereafter our Board will be constituted as follows:

    Before the Primary Funding                     After the Primary Funding
    --------------------------                     -------------------------

         Albert Aiello                                    Albert Aiello
        Steven M. Golden                                 R. Bruce Bradley
         Hugh R. Lamle                                 Guy R. Friddell, III
         Matthew Moog                                    Steven M. Golden
       Richard H. Rogel                                   Hugh R. Lamle
                                                           Matthew Moog
                                                         Richard H. Rogel

   There are no material relationships between CoolSavings and its officers and directors except as disclosed in this proxy statement or as contemplated by the Purchase Agreement.

   Biographies of CoolSavings' Directors after the Primary Funding.
   ---------------------------------------------------------------

   Albert Aiello has served as a director of CoolSavings since June 1998. Since January 1998, Mr. Aiello has served as Chief Information Officer of Lend Lease Corporation, an Australian-based global financial and property services company. Mr. Aiello also currently serves as a director of Lend Lease Corporation. From 1990 to January 1998, Mr. Aiello served as President of Fidelity Systems Company, the technology division of Fidelity Investments and also as Chief Information Officer and Managing Director of Fidelity Investments. He is also a member of the U.S. Government Accounting Office Executive Committee with oversight for information technology expenditures. Mr. Aiello holds a B.S.E. from Polytechnic Institute of New York, an M.S., M.I.E. and Ph.D. from New York University.

   R. Bruce Bradley has served as President of Landmark Publishing Group since January 1999. In 1995 he was named President and Publisher of The Virginian-Pilot, Landmark's flagship newspaper in Norfolk, Virginia. He previously held numerous positions throughout The Virginian-Pilot, in addition to positions at Landmark's two other metro papers, the News & Record in Greensboro, North Carolina and The Roanoke Times in Roanoke, Virginia. Mr. Bradley served three years as a ship navigator in the U.S. Navy. He is the past chairman of the Hampton Roads Chamber of Commerce and Past Chairman of the Hampton Roads YMCA. Mr. Bradley holds a B.S. in Business Administration from Villanova University, and an M.B.A. from Old Dominion University in Norfolk, VA.

   Guy R. Friddell, III is Executive Vice President and General Counsel of Landmark Communications, Inc. Prior to 1999, he was a partner in the Norfolk, Virginia law firm of Willcox & Savage, P.C. where he headed the corporate department and practiced in the mergers and acquisitions area. He is currently Vice Chairman of the Norfolk Convention and Visitors Bureau, and has previously served as chairman of the Norfolk Board of Zoning Appeals and in various other civic capacities. Mr. Friddell holds an A.B. in Economics and Political Science from Princeton University and a J.D. from the University of Virginia School of Law.

   Steven M. Golden founded CoolSavings in December 1994. He has served as a director, our Chairman of the Board and Chief Executive Officer from June 1996 until July 2001 and as our President from January 2000 through January 2001. Prior to founding CoolSavings, Mr. Golden was a financial consultant with Smith Barney from May 1993 to May 1996. From January 1989 to April 1993, Mr. Golden served as President of Land Data Network, which was founded by Mr. Golden and was one of the nation's first online property information systems, providing tax roll and assessment information for various counties in the State of Michigan. Mr. Golden holds a B.B.A. from Michigan State University.

    Hugh R. Lamle has served as a director of CoolSavings since June 1998. Since April 1974, Mr. Lamle has served in various executive capacaties at M.D. Sass Investors Services Inc., a registered investment advisory firm, and is currently its President. Since June 1995, Mr. Lamle has also served as President and Chief Investment Officer of Chase & M.D. Sass Partners, a joint venture between Chase Manhattan Bank and M.D. Sass Investors Services which manages portfolios for corporate and institutional investors. Mr. Lamle also serves as President of Resurgence Asset Management, an investment company specializing in investments in financially distressed companies, and on the advisory board of Real Estate Capital Partners, both affiliates of M.D. Sass, as a public director of the Finex division of the New York Cotton Exchange and as a public director of the New York Board of Trade. Mr. Lamle holds a B.A. from Queens College and an M.B.A. from Baruch College at the City University of New York.

   Matthew Moog has served as our Chief Executive Officer since July 27, 2001, and our President and Chief Operating Officer since January 2001, and from August 1998 to January 2001 was our Executive Vice President, Sales and Marketing. From October 1996 to July 1998, Mr. Moog served as our Vice President, Sales. Prior to joining CoolSavings, Mr. Moog worked for Microsoft Corporation in various capacities from June 1992 to September 1996, including Strategic Integrator Account Executive, MSN Business Development Executive and Internet Business Development Manager. Mr. Moog holds a B.A. from The George Washington University.

   Richard H. Rogel has served as a director of CoolSavings since May 1996. In 1982, Mr. Rogel founded Preferred Provider Organization of Michigan, Inc., a preferred provider organization, and served as its Chairman from its inception until it was sold in 1997. Mr. Rogel is the President of the University of Michigan Alumni Association and chairs the University of Michigan's Business School Development Advisory Board, as well as serving on other boards of the University. Mr. Rogel holds a B.B.A. from the University of Michigan.

Voting Agreements

   Landmark and certain of our shareholders and their affiliates, including Steven M. Golden, Richard H. Rogel, Hugh R. Lamle, Robert Kamerschen, Matthew Moog and Lend Lease International Pty Ltd, have entered into a Voting Agreement under which such shareholders have agreed (in their capacities as shareholders) to vote an aggregate of 24,663,079 shares of our common stock:

          .    in favor of each of Proposals 1, 2 and 3; and

          . against any actions intended, or that could reasonably be expected, to impede or delay the Landmark Transaction.

In addition, each of the shareholders who are parties to the Voting Agreement have agreed not to transfer their shares of our common stock during the term of the Voting Agreement without the consent of Landmark.

Terms of Series B Convertible Preferred Stock

          The terms of the Series B Preferred Stock to be issued in connection with the Landmark Transaction are set forth in their entirety in our Certificate of Designations for the Series B Preferred Stock and CoolSavings, Inc.'s Certificate of Incorporation attached to this proxy statement as Appendix C and D, respectively. You should read Appendices C and D in their entirety.

          The terms of the Series B Preferred Stock set forth in each of the Certificate of Designations for the Series B Preferred Stock and Certificate of Incorporation (collectively, the "Charter Documents") are identical in all material respects. The Series B Preferred Stock ranks senior (with respect to, among other things, dividends, redemption and liquidation payments) to the Series C Preferred Stock and the common stock and any future preferred stock of CoolSavings.

          Dividends.

          Dividends accrue on the shares of Series B Preferred Stock at the rate of 8% per annum, payable quarterly. Dividends are payable solely in additional shares of Series B Preferred Stock. Dividends are cumulative and will continue to accrue whether or not declared.

          Conversion Rights.

          Each share of Series B Preferred Stock, plus any shares issuable as accrued and cumulated but unpaid dividends thereon, is convertible, at the holder's option, into the number of shares of common stock obtained by dividing the stated value of a share of Series B Preferred Stock ($0.1554) by the conversion price ($0.1554 at the time of issuance, subject to anti-dilution adjustments). As part of the Shareholders Agreement, Landmark has agreed not to convert the Series B Preferred Stock until the earlier of:

          .    the one year anniversary of the date of the Primary Funding
Closing;

          .    CoolSavings' Board approving a merger, consolidation or other business combination involving CoolSavings (except where CoolSavings is the surviving entity and there is no change of control of CoolSavings), or a sale of all or substantially all of CoolSavings' assets or steps being taken to liquidate, dissolve or wind up CoolSavings; or

          .    a breach of the Purchase Agreement or default under the Senior
Secured Note or Amended and Restated Loan Agreement.

          The conversion price and conversion ratio are subject to "full ratchet" adjustment upon certain events. This means, for example, that if CoolSavings issues any shares of common stock for less than the conversion price or issues convertible or derivative securities with an exercise or conversion price less than the conversion price of the Series B Preferred Stock, the conversion price and conversion ratio are reduced to the price at which such new securities were issued.

          Redemption.

          CoolSavings' Election. Shares of Series B Preferred Stock are redeemable in whole, at CoolSavings' election, after the seventh anniversary of the issuance of the Series B Preferred Stock, at their stated value of $0.1554 per share plus accrued but unpaid dividends through the redemption date. CoolSavings' ability to redeem the shares of Series B Preferred Stock is subject to the following:

          .    the common stock must have traded at or above $3.00 per share for
20 consecutive trading days (and during at least 60 of the 80 trading days immediately prior to the redemption date);

         .     CoolSavings must have on file, or agree to file and make
effective within 30 days of redemption a registration statement with the SEC registering for resale the shares of common stock underlying the Series B Preferred Stock;

         .     CoolSavings shall have paid the Loan in full; and

         .     there are no securities outstanding that are junior in ranking to the Series B Preferred (except common stock).

         Holders' Election. Shares of Series B Preferred Stock are redeemable in whole, at the holder's option, at their stated value of $0.1554 per share plus accrued but unpaid dividends through the redemption date, upon the earlier to occur of the fifth anniversary date of the issuance of the Series B Preferred Stock, a change of control of CoolSavings, a breach of the Purchase Agreement or any default under the Senior Secured Note or the Amended and Restated Loan Agreement.

          Voting Rights.

          Each share of Series B Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which such share of Series B Preferred Stock and accrued dividends thereon is convertible, from time to time. The holders of Series B Preferred Stock are entitled to vote together with holders of common stock at any meeting of the shareholders on any and all matters presented to the shareholders for consideration.

          Board of Directors.

          At all times while the Series B Preferred Stock is outstanding, the authorized number of directors will be no less than seven nor more than thirteen, except as it may be increased as described below. If Proposal 1 is approved, at the closing of the Primary Funding the number of authorized members of our Board of Directors will be changed to thirteen. In addition to their right to vote in the general election of members of CoolSavings' Board of Directors on an as-converted basis, the holders of Series B Preferred Stock are entitled to designate, and vote separately as a single class for the election of, not less than seven directors to the Board of CoolSavings. The number of directors that the Series B holders have the exclusive right to designate will automatically increase so as to be proportionate to the relative ownership percentage of the holders of Series B Preferred Stock, provided that if the Series B Preferred holders' majority representation on the Board causes the number of total directors to exceed thirteen, the size of the Board will be correspondingly increased. The holders of the Series B Preferred Stock are entitled to leave seats vacant without waiving their rights to designate and elect the number of directors to which they are entitled.

          If the conditions to closing the Follow-on Funding have been satisfied or waived by Landmark and Landmark fails to close the Follow-on Funding by October 25, 2001 and if Landmark does not exercise its right to purchase the Series B Preferred Stock issuable in the Follow-on Funding by December 31, 2001, the authorized number of directors will be reduced to nine and the number of directors that the holders of Series B Preferred Stock will be entitled to elect will at all times be proportionate to the percentage ownership of CoolSavings' common stock held by the holders of Series B Preferred Stock, on an as converted basis. If however, CoolSavings fails to pay any dividend or make any required redemption payment to the holders of the Series B Preferred Stock, the holders of the Series B Preferred Stock will have the right to designate that number of directors that would constitute a majority of the Board or such greater number as may be required to give the holders of the Series B Preferred Stock their proportionate representation.

          Notwithstanding the right of the holders of the Series B Preferred Stock to elect seven members to our Board, we anticipate that the holders of the Series B Preferred Stock will appoint two new directors following the closing of the Primary Funding. See "Board of Directors at the Closing of the Primary Funding."

          Without the approval of the holders of at least a majority of the outstanding Series B Preferred Stock, CoolSavings may not act to:

          . amend its charter document or its bylaws;

          . merge or consolidate with any other company or sell all or substantially all of its assets;

          . make acquisitions of other businesses or assets or enter into joint ventures or partnerships with other entities that would involve the payment of consideration of $1 million or more;

          . purchase, redeem or otherwise acquire for value any shares of its capital stock, with certain exceptions;

          . permit any subsidiary to sell securities if after giving effect to such sale CoolSavings would own less than 80% of the outstanding stock of the subsidiary;

          . authorize or issue equity securities or securities exercisable for or convertible into equity securities other than for cash and shares issuable upon conversion and exercise of securities outstanding on the date of issuance of the Series B Preferred Stock and shares issuable under the 2001 Stock Option Plan;

          . authorize or issue any securities senior to the Series B Preferred Stock as to dividend, redemption rights, liquidation preferences, conversion rights, voting rights or otherwise;

          . increase or decrease the total number of authorized shares, or issue additional shares, of Series B Preferred Stock or Series C Preferred Stock except as contemplated in the Landmark Transaction documents;

          . adopt any new option plan, amend the 2001 Stock Option Plan or amend any option, restricted stock award or other incentive award or grant;

          . enter into any agreement that would restrict the payment of dividends on or the redemption of the Series B Preferred Stock;

          . enter into any transaction with an officer, director, employee or 5% shareholder other than in the ordinary course of business;

          . enter into any agreement that restricts it from engaging in any business practice;

          . hire, terminate or replace its chief executive officer, president, chief operating officer, chief financial officer, chief technology officer or executive vice president of business development;

          . create any subsidiary; and

          . amend, alter or rescind any term of either of the forbearance agreements with its banks.

          Liquidation Preference.

          On liquidation, holders of Series B Preferred Stock are entitled to be paid the greater of the amount per share that would have been payable if each share of Series B Preferred had been converted to common stock or the stated value ($0.1554 at the time of issuance, subject to anti-dilution adjustments) for each share of Series B Preferred Stock plus the amount of any accrued but unpaid dividends before holders of the Series C Preferred Stock and common stock receive a distribution. At the election of the holders of the Series B Preferred Stock, a merger or consolidation that effects a change of control of CoolSavings or a sale of all or substantially all of the assets of CoolSavings may be deemed to be a liquidation.

Terms of the Series C Preferred Stock

     The terms of the Series C Preferred Stock are set forth in their entirety in our Certificate of Designations for the Series C Preferred Stock and CoolSavings, Inc.'s Certificate of Incorporation attached to this proxy statement as Appendix E and D, respectively. You should read Appendices E and D in their entirety.

     The terms of the Series C Preferred Stock set forth in the Certificate of Designations for the Series C Preferred Stock and the Certificate of Incorporation are identical in all material respects. The Series C Preferred Stock ranks junior (with respect to dividends and liquidation payments) to the Series B Preferred Stock but senior to the common stock.

Dividends.
----------

     At issuance, the Series C Preferred Stock will not accrue dividends. Dividends may be declared and paid on the Series C Preferred Stock from funds lawfully available as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding preferred stock, including the Series B Preferred Stock.

Conversion Rights.
------------------

          Each share of Series C Preferred Stock is convertible, at the holder's option, into the number of shares of common stock obtained by dividing the stated value of a share of Series C Preferred Stock ($0.1665) by the conversion price ($0.1665 at the time of issuance, subject to anti-dilution adjustments).

          The conversion price and conversion ratio are subject to "weighted average" adjustment upon certain events. This means, for example, that if CoolSavings issues common stock for less than the conversion price or issues convertible or derivative securities with an exercise or conversion price less than the conversion price of the Series C Preferred Stock, the conversion price and conversion ratio are reduced to the price derived from the weighted average of the price at which all such new securities were issued.

Redemption.
-----------

          Shares of Series C Preferred Stock are redeemable in whole, at CoolSavings' election, at any time after the shares of Series B Preferred Stock have been redeemed or after the third anniversary of the date of issuance if the holders of a majority of the Series B Preferred consent, at the stated value ($0.1665 at the time of issuance, subject to anti-dilution adjustments) for each share of Series C Preferred Stock plus a cash amount per share equal to eight percent (8%) per annum of the Series C Preferred Stock stated value.

Voting Rights.
-------------

     Each share of Series C Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which such share of Series C Preferred Stock is convertible. The holders of Series C Preferred Stock are entitled to vote together with holders of common stock at any meeting of the shareholders of CoolSavings on any and all matters presented to the shareholders for consideration.

Liquidation Preference.
----------------------

     On liquidation, holders of Series C Preferred Stock are entitled to be paid the greater of the amount per share that would have been payable if each share of Series C Preferred had been converted to common stock or the stated value ($0.1665 at the time of issuance, subject to anti-dilution adjustments) for each share of Series C Preferred Stock plus a cash amount per share equal to eight percent (8%) per annum of the Series C Preferred Stock stated value after the holders of Series B Preferred Stock receive a distribution but before holders of common stock receive a distribution. Subject to their subordination to the Series B Preferred Stock, at the election of the holders of the Series C Preferred Stock, a change of control of CoolSavings or a sale of all or substantially all of the assets of CoolSavings may be deemed to be a liquidation.

Registration Rights

Registration Rights Agreement

     Under the Registration Rights Agreement among us, Landmark and certain of our previous investors who currently have registration rights (including Lend Lease International Pty. Limited, three of our directors and their affiliates and the holders of the notes who have agreed to accept the Series C Preferred Stock), Landmark has registration rights with respect to the shares of our common stock held by Landmark, including shares issuable to Landmark upon conversion of the Series B Preferred Stock and exercise of the Warrants and Additional Warrants. Landmark has demand registration rights, S-3 registration rights and piggyback registration rights. Landmark has the right to demand up to three registrations of its shares of our common stock, provided that the aggregate public offering price of any such registration is at least $5.0 million. Landmark has the right to demand an unlimited number of S-3 registrations of its shares of our common stock, provided that the aggregate public offering price of any such registration is at least $2.0 million. We have the right to delay the filing of any demand or S-3 registration for up to 90 days if such filing would be seriously detrimental to us and we are not obligated to effect any S-3 registration if another S-3 registration under this agreement was declared effective within 180 days of any such request. In addition, if we propose to register any common stock under the Securities Act of 1933, as amended, other than a registration relating to employee benefit plans, a rule 145 transaction or a registration on any other form that does not permit secondary sales, Landmark may require us to include all or a portion of its shares of common stock in such registration.

     The other holders under this Registration Rights Agreement, including the holders of the Series C Preferred Stock, acknowledge the termination of their rights under the existing registration rights agreements and receive under the Registration Rights Agreement essentially the same registration rights as provided for under the existing agreements, except that no holder can exercise demand or S-3 registration rights without the prior approval of Landmark unless certain conditions are satisfied. Furthermore, if the underwriters, if any, of a registered offering limit the number of shares of common stock proposed to be included in that registration, the shares offered by the other holders will be reduced before any shares offered by Landmark will be reduced.

Use of Proceeds

     The gross proceeds from the sale of the Series B Preferred Stock will be $10.0 million.

CoolSavings expects to use these funds, together with the proceeds from the $5.0 million loan from Landmark, to provide working capital to pay down existing accounts, fund its operations and implement its business plan. Approximately $2.0 million of the gross proceeds will be used to pay fees incurred as part of the Landmark Transaction to investment bankers, legal counsel and others.

Background of the Landmark Transaction.

     Since August 2000, with the assistance of our financial advisors, we have been exploring the possibility of a business combination or debt or equity financing to enable us to continue to fund our operations. In December 2000, we engaged Thomas Weisel Partners to act as our financial advisor. On our behalf, Thomas Weisel contacted approximately eighteen companies it had identified that might be interested in pursuing a transaction with us. As a result of Thomas Weisel's efforts, we met with eight companies to discuss the possibility of a business transaction ranging from an acquisition of CoolSavings to debt or equity financings. Of these, several interested companies began discussions with us regarding possible terms but Landmark was the only company that submitted a written proposal.

     On February 15, 2001, Steve Golden, our Chairman at the time, met with Guy
R. Friddell, III, Executive Vice President and General Counsel of Landmark, and other representatives of Landmark in Virginia. The discussion was very general in nature, covering the benefits of a possible investment in CoolSavings.

     On March 5, 2001, Mr. Friddell, Frank Batten, Jr., Chairman of Landmark, Charles Watkins, Vice President - New Ventures of Landmark, and Carter Smith, New Ventures Director of Landmark, met with our executive team at our offices, where we discussed our strategic direction and financial needs. The meeting included a discussion of an investment by Landmark in CoolSavings, as well as management and financial issues relating to an investment. The parties did not discuss specific terms of an investment at this meeting. The parties executed a confidentiality agreement on March 6, 2001.

     On April 18, 2001, we received an initial draft term sheet from Landmark setting forth the terms of a combined debt and equity financing totaling
$10.0 million with CoolSavings. On April 28, representatives of Landmark and representatives of CoolSavings discussed open points and differences in proposed terms of an investment. During the remainder of April, representatives of CoolSavings and Landmark discussed different possible structures of the proposed investment.

     On May, 3, CoolSavings delivered certain financial information to Landmark, including preliminary internal financial projections. Representatives of Landmark and CoolSavings held a conference call on May 4 to discuss the financial information. On that call, the parties discussed their views that the original investment of $10.0 million should be increased to $15.0 million based on CoolSavings' revised cash forecast. Representatives of Landmark agreed to consider making the additional investment and to discuss a revised structure to accommodate it.

     On May 8 the Board of Directors met to discuss the current status of the negotiations and the discussions with our principal lender, American National Bank ("ANB"), concerning the possibility of ANB extending CoolSavings a $500,000 loan. The Board also discussed other possible alternatives to the Landmark transaction.

     Between May 8 and May 18, representatives of Landmark and its counsel and our representatives and counsel discussed and refined the terms of the proposed Landmark transaction and exchanged revised drafts of proposed term sheets. During this period, representatives of Landmark and its counsel requested due diligence information about CoolSavings. CoolSavings provided information to Landmark including updated and revised internal cash flow projections.

     Commencing in early May, Mr. Golden informed ANB and our lender, Midwest Guaranty Bank ("Midwest"), about the proposed Landmark investment. On May 17, 2001, we received a term sheet from ANB's counsel outlining the terms under which ANB would be willing to forbear from calling their loan to us until December 31, 2001. Those terms included reducing our obligations to ANB by $1.0 million on or before May 31, 2001 and entering into a term sheet containing the terms of the proposed Landmark investment on or before that date. Between May 17 and May 28, representatives of CoolSavings and its counsel negotiated the ANB term sheet with representatives of and counsel for ANB, and negotiated the terms of the Landmark investment with representatives of and counsel for Landmark.

     On May 22, we reached an agreement with ANB on the terms of a forbearance agreement, subject to reaching an agreement on the proposed investment by Landmark. The terms of the agreement with ANB called for the payment by CoolSavings of, among other things, $150,000 per month toward the reduction of the outstanding principal and interest on the loan with ANB. At this same time, our counsel was negotiating the terms of a similar forbearance arrangement with Midwest. CoolSavings adjusted its cash projections to include the additional payments to be made to ANB and discussed these projections with representatives of Landmark on May 23 through May 25.

     On May 25, representatives of Landmark informed CoolSavings' representatives that after review of CoolSavings' bank's requirements and the revised, updated internal cash flow projections, Landmark wished to propose a revised structure for the investment. On May 26, Landmark delivered a term sheet outlining a revised investment proposal. The revised proposal included a $5.0 million secured loan and up to $10.0 million of a senior convertible preferred stock in two branches. The proposal also required that as a condition to the investment, the holders of our 8% senior subordinated convertible notes due March 1, 2006 exchange their notes and accompanying warrants for shares of a convertible preferred stock junior to the Series B Preferred Stock. On May 27 and 28, Mr. Golden and our counsel and Mr. Friddell and Landmark's counsel negotiated over the terms of the revised proposal. Among other terms, negotiations centered around CoolSavings' request to have Landmark fund $1.0 million at the signing of the term sheet to provide the cash necessary for CoolSavings to continue to fund operations. Landmark was unwilling to make such a commitment but agreed to fund some interim amount at the signing of the term sheet.

     During the period from Landmark's representatives' initial visit to CoolSavings' offices through May 28, there were numerous discussions and communications between and among CoolSavings' officers and representatives and members of CoolSavings' board of directors regarding the status of the discussions with Landmark and various alternatives for financing or business combination transactions. On May 29, our Board of Directors met to discuss the status of the negotiations with ANB and Landmark. At that meeting, the Board authorized the officers to continue negotiating the Landmark transaction and to execute the latest term sheet with Landmark, with such modifications as the officers deemed necessary or advisable.

     On June 5, 2001, the parties executed an exclusivity letter with an attached non-binding term sheet setting forth the principal terms of the Landmark Transaction.

     On June 15, 2001, we entered into forbearance agreements with both ANB and Midwest pursuant to which each bank has agreed to permit us to make periodic payments of principal and interest on our outstanding debt so long as the closing of the Primary Funding occurs before December 31, 2001.

     On June 15, 2001, Landmark made an interim bridge loan to us in the principal amount of $500,000. At the request of CoolSavings, the interim bridge loan was amended and Landmark provided CoolSavings with an additional $150,000 bridge loan on June 27, 2001. At the further request of CoolSavings, the interim bridge loan was amended again and Landmark provided CoolSavings with an additional $1.1 million bridge loan on July 26, 2001. The interim bridge loan was evidenced by a demand promissory note and secured by a lien on all of our assets.

     During June and up until July 30, counsel for Landmark and counsel for CoolSavings negotiated the terms of the definitive documents necessary to effect the Landmark Transaction. Our Board held several meetings, and the directors participated in numerous calls and other communications with CoolSavings' officers and representatives during June and July 2001, to inform and update the directors with the status of the ongoing negotiations with Landmark and to receive their views and direction with respect to the transactions.

     In early June, Mr. Lamle called Mr. Friddell to outline the proposed terms of the Series C Preferred Stock that they would receive in exchange for their 8% notes and warrants. On June 10 our counsel circulated materials to our Board explaining the terms of the Series C Preferred Stock and warrants proposed by Messrs. Lamle and Rogel. On June 11, our Board met to discuss the terms of the Series C Preferred Stock and, after Messres. Lamle and Rogel had excused themselves, determined that the number of shares of Series C Preferred Stock proposed to be issued in exchange for the notes was too high and that the concept of warrants was not acceptable. On June 12, Messrs. Lamle and Rogel held a conference call with counsel for CoolSavings to discuss the Board's proposed revised terms. After extensive discussion, Messrs. Lamle and Rogel agreed to accept a revised proposal, which called for the issuance of 13.0 million shares of Series C Preferred Stock in exchange for the 8% notes and warrants. The revised proposal did not include issuing warrants to the note holders.

     On July 12, 2001, our Board met to consider the final terms of the Landmark Transaction documents. At the meeting, presentations were made by Thomas Weisel and our legal counsel, including, but not limited to, summaries of financial and valuation analyses presented on historical, projected and pro-forma bases. Jaffe, Raitt, Heuer & Weiss, our counsel, discussed with the Board an analysis of the legal aspects of the proposed transaction, reviewed the fiduciary obligations of the Board and described the terms of the Landmark Transaction documents. The members of the Board discussed their views of the presentations and the Landmark Transactions, including the limited alternatives available to CoolSavings. After extensive discussion, the Board unanimously approved the Landmark Transaction, including the Merger proposal and all of the documents necessary to effect the Merger and the Landmark

Transaction.

     After close of business on July 30, 2001, the parties executed the Purchase Agreement, the Registration Rights Agreement, the Voting Agreement and the Amended and Restated Loan Agreement. On July 31, 2001, Landmark made the Loan to us and we publicly announced the Landmark Transaction.


Factors Considered by the Board of Directors.

     The Board of Directors approved the Purchase Agreement and the Landmark Transaction and recommends that shareholders approve the Purchase Agreement.

     The material factors the Board of Directors considered in connection with the Purchase Agreement and the Landmark Transaction generally are described below. Except as noted below, the Board considered the following factors to be positive factors supporting its determination that the Purchase Agreement and the Landmark Transaction were fair to, and the best interests of, the shareholders. The material positive factors they considered were:

     .    CoolSavings' cash resources and financial strength will increase as a result of Landmark's cash infusion and enable CoolSavings to continue as a going concern.

     .    The Landmark Transaction may make it possible for CoolSavings to delay repayment of the debt incurred under its credit facilities with its banks, which is due and will become immediately due and payable in full if the Landmark Transaction is not consummated.

     .    Before committing itself to the Landmark Transaction, CoolSavings had solicited indications of interest in investing in or merging with CoolSavings from a substantial number of potential buyers (strategic and financial) and held discussions with potential lenders about refinancing its indebtedness. The Board believed that the Landmark Transaction was the only readily available transaction that would give CoolSavings the cash it needs to fund its ongoing operations and offer a reasonable opportunity to achieve its strategic objectives.

     .    Despite seeking indications of interest from numerous potential buyers, only Landmark submitted a written proposal and only Landmark provided an alternative that would permit shareholders the opportunity to retain a meaningful equity stake in CoolSavings and benefit from potential increases in the value of the CoolSavings stock, if any.

     .    The Board anticipates that CoolSavings and its shareholders will benefit from Landmark's experience in the media marketing field. The Board believes Landmark's experience and contacts in the media and financial markets can build value and improve operating, marketing and financial performance.

     .    The Board is still permitted to negotiate with third parties in response to unsolicited acquisition proposals and can accept a superior takeover proposal provided CoolSavings pays Landmark's expenses and a $1.0 million termination fee. If CoolSavings terminates the Purchase Agreement because it has accepted a superior proposal it must pay in full all outstanding indebtedness to Landmark as well as either pay in full all amounts owing to American National Bank or obtain American National Bank's consent to or waiver of payment of the required amounts to Landmark.

     The Board also considered the following negative factors in making its determination. You should consider these in deciding whether to vote for Proposal 1:

     .    The issuance of the Series B Preferred Stock and Series C Preferred
Stock and the Warrants will have a significant dilutive effect on our existing common shareholders. If the Primary Funding and the Follow-on Funding are completed, Landmark will own 49% of our common stock on a fully diluted basis (which is calculated as including all shares reserved for issuance for authorized options and warrants). Since the fully diluted calculation includes shares of common stock not yet issued and therefore not entitled to vote, the Series B Preferred Stock will represent a larger percentage of total outstanding shares entitled to vote than its percentage of our fully diluted shares. The holders of Series C Preferred Stock will own 11% of our shares of common stock on a fully diluted basis assuming issuance of the shares of Series B Preferred Stock in the Primary Funding and the Follow-on Funding. These percentages do not include additional shares of common stock issuable upon exercise of the Warrants (and the additional warrants to be issued as part of the in-kind interest payments on Landmark's Senior Secured Note) or additional shares of Series B Preferred Stock that may be issued under the Additional Purchase Option or as in-kind dividends that accrue over time on the Series B Preferred Stock.

     .    The holders of the Series B Preferred Stock are entitled to cumulative dividends payable in additional shares of Series B Preferred Stock. These dividends provide the holders of the Series B Preferred Stock with a growing preferential return and growing preferred claim on CoolSavings capital.

     .    If the Landmark Transaction is consummated, Landmark's significant ownership interest could deter a third party from making an offer to acquire us.

     .    At the closing of the Primary Funding, the holders of the Series B
Preferred Stock will have the right to elect a majority of the Board.

     .    The holders of the Series B Preferred Stock and Series C Preferred
Stock will have preferential rights with respect to distributions if CoolSavings is liquidated. This means that holders of common stock will not receive any distribution on liquidation until the holders of the Series B Preferred Stock and Series C Preferred Stock receive their respective liquidation preferences.

     .    If the Landmark Transaction is consummated (or any other transaction that effected a change of control of CoolSavings), our ability to use the full amount of our net operating losses in any given year will be limited.

     .    Completion of the Landmark Transaction is subject to CoolSavings'
satisfaction of a number of conditions, some of which may be beyond the control of CoolSavings' management. If these conditions are not met or waived and Landmark does not complete funding:

          (1) our banks will likely immediately accelerate the debt we owe them under the forbearance agreements with them;

          (2) CoolSavings will owe Landmark $5.0 million plus interest, which will be due immediately, and will be obligated to issue to Landmark upon exercise of the warrants 19.9% of its common stock, as calculated on a fully diluted basis including all then outstanding options and warrants; and

          (3) under certain circumstances, CoolSavings must pay Landmark a termination fee of $1.0 million and reimburse all of Landmark's expenses incurred in connection with the Landmark Transaction.

     The Board of Directors believed that, on balance, the possible benefits to the shareholders and creditors of CoolSavings from the positive factors outweighed the possible detriments from the negative factors summarized above.

     In view of the variety of factors considered, the Board of Directors found it impractical to, and did not, quantify, rank or otherwise assign relative weights to the above factors. Rather, the Board of Directors views its position and its recommendation as being based upon its judgment, in light of the totality of the information presented and considered the overall effect of the Landmark Transaction on the shareholders and creditors of CoolSavings. The directors expressed that the most important factor in reaching their determination to proceed with the Landmark Transaction was that Landmark presented a viable alternative for preserving the business and some potential for value for existing shareholders. No other proposal was as firm or immediate nor was any alternate proposal likely to be completed in time to avert serious negative financial consequences for CoolSavings' business.

Interests of Directors and Officers in the Landmark Transaction.

     Some of our directors and officers have interests in the Landmark Transaction that are different from, or in addition to, their interests as stockholders in CoolSavings. Our Board was aware of these additional interests, and considered them, among other matters, when it approved the Landmark Transaction. These additional interests include the following:

     Forgiveness of Promissory Notes

     On February 4, 1999, our Board of Directors authorized the payment of the exercise price of outstanding options and warrants held by our directors and other warrant holders by delivery of promissory notes to us with the following terms: (a) all principal and accrued and unpaid interest is due on the fourth anniversary of the issuance of each note; (b) the notes bear interest at rates between 4.83% and 6.71% per annum (the then applicable federal rate); (c) accrued interest is payable annually; (d) each note is secured by the shares of common stock issued upon exercise of such option or warrant; and (e) the maker is personally liable on the note to the extent of all accrued interest on the note plus 20% of the total principal amount of the note. Pursuant to this plan, current and former directors exercised warrants and options to acquire a total of approximately 1.7 million shares of our common stock for notes in the aggregate principle amount of approximately $3.4 million. The following table presents the aggregate amount of indebtedness owing to us by our current directors and officers as of June 30, 2001:

                                                                                Aggregate Amount
                                  Largest Aggregate Amount Outstanding         Outstanding as of
Name                           During Fiscal Year Ended December 31, 2000        June 30, 2001
----                           ------------------------------------------        -------------
Steven M. Golden                              $  781,844                           $  805,136
Richard H. Rogel                               1,826,046                            1,869,408
Albert Aiello                                    131,210                              134,138
Hugh R. Lamle                                    131,210                              134,138
Lynette Mayne                                    131,210                              133,658

     At a meeting held on July 18, 2001, the directors present (director Kamerschen could not attend) engaged in a discussion of the facts surrounding these notes. There followed a deliberation of the potential benefits and detriments of several alternatives concerning the notes, including possible forgiveness of the amounts owing under the notes. After due consideration, the directors, by a vote of four in favor (director Aiello abstaining) authorized CoolSavings to forgive the principal and accrued interest owing under these notes.

     Golden Employment Agreement and Severance Agreement

     We entered into an employment agreement with Steven Golden for a term of three years beginning April 2001, which provided for a salary of $345,000 per year subject to periodic increases by our Board of Directors at its discretion. Mr. Golden was also eligible to receive a bonus each year as determined by our Board. In addition, we also granted Mr. Golden stock options to purchase 150,000 shares of our common stock at $0.50 per share and accelerated the vesting of all other stock options held by Mr. Golden.

     Effective July 30, 2001, in connection with the Landmark Transaction, Mr. Golden resigned as Chief Executive Officer and Chairman of the Board, and we entered into a severance agreement with him. The severance agreement provides that he will receive a monthly severance payment equal to the compensation otherwise payable under his employment agreement during the remainder of the term of the employment agreement. The non-competition agreement in Mr. Golden's employment agreement will be binding on Mr. Golden for a period of two years following his resignation. Mr. Golden will continue to be bound by the confidentiality, non-disclosure and assignment of inventions covenants contained in the employment agreement.

Matt Moog Employment Agreement

     In connection with the Landmark Transaction, we entered into an employment agreement with Matthew Moog for a term of three years beginning July 30, 2001, which appoints Mr. Moog chief executive officer and provides for a salary of $345,000 per year subject to periodic increases by our board of directors at its discretion. Mr. Moog is eligible to receive a bonus each year as determined by our board. We also granted Mr. Moog stock options to purchase 750,000 shares of common stock vesting over five years at an exercise price equal to the greater of market price on the day of execution of his employment agreement or the twenty day closing average of our common stock following execution of his employment agreement. In addition, we also accelerated the vesting of 250,000 other stock options held by Mr. Moog. If Mr. Moog's employment is terminated without cause, he is entitled to receive a severance payment equal to the greater of the present value of the compensation owed for the remainder of the agreement or the present value of the base annual salary then in effect.

Information about Landmark.

     Landmark's principal business interests are in the media industry, and it owns subsidiaries engaged in newspaper and other publishing, television broadcasting and cable television programming services. Landmark also holds interests in classified advertising, internet advertising, outdoor advertising and career school businesses.

Our Business.

     CoolSavings is a comprehensive e-marketing solution that provides targeted advertising and promotional incentives to help offline and online companies identify, acquire and retain active shoppers. With a database of more than 13 million registered consumers as of March 1, 2001, we supply marketers with a single resource for accessing and engaging a dynamic group of shoppers. Through our customized, integrated e-marketing products, advertisers can target a wide array of incentives, including printed and electronic coupons, personalized emails, rebates, samples, sales notices, gift certificates and contests to promote sales of products or services and drive customers into brick-and-mortar stores or online sites. In addition, our proprietary database technology tracks consumer response, shopping preferences and site behavior at the household and shopper level, to provide our clients with an unprecedented breadth of sophisticated consumer data from which to make smarter marketing decisions.

     Our web site, coolsavings.com, offers consumers convenient and personalized incentives for goods and services from a broad range of advertisers, including brick-and-mortar retailers, online retailers, consumer packaged goods manufacturers, travel and financial service providers and restaurants. Advertisers can target a wide array of promotional incentives such as printed and electronic coupons, rebates, samples, sales notices, gift certificates, sweepstakes, contests, and advertisements opportunities through the coolsavings.com web site, personalized e-mail, wireless devices and a variety of high-profile promotional programs.

     With our members' permission, we collect detailed personal information from each individual, including demographics, shopping preferences and category interests. And we track each member's site activity and redemption of incentives through sophisticated data mining technology. This combined information, which is compiled in a central database, provides us with an unparalleled ability to help advertisers identify their most likely prospects and target the right offer to the right person at the right time.

     To sustain our position as a leading provider of e-marketing services to advertisers, we continue to attract and enroll highly qualified shoppers through efficient online marketing and public relations campaigns. We have high brand recognition, which helps fuel both the growth of our member and client base. A recent study done by Comscore shows that our members spend 128% more online than the general Internet population. It is this active database, coupled with our advanced predictive modeling and targeting capabilities, which continue to produce results for our advertisers.

Market Information

     Our common stock is traded on the Nasdaq National Market under the symbol "CSAV." The following table presents the per share high and low bid prices of our common stock for the periods indicated as reported by the Nasdaq National Market.

--------------------------------------------------------------------------------------------------
Fiscal Year Ended December 31, 2000                    High                        Low

--------------------------------------------------------------------------------------------------
Second Quarter 2000                                    $7.125                    $ 3.063
--------------------------------------------------------------------------------------------------
Third Quarter 2000                                     $6.125                    $ 2.125
--------------------------------------------------------------------------------------------------
Fourth Quarter 2000                                    $2.750                    $ 0.469
--------------------------------------------------------------------------------------------------
First Quarter 2001                                     $1.968                    $0.4370
--------------------------------------------------------------------------------------------------
Second Quarter 2001                                    $0.562                    $ 0.250
--------------------------------------------------------------------------------------------------

     On July 25, 2001, the closing sales price of the common stock was $0.32 and our common stock was held by approximately 2,300 holders of record.

     We have been notified by Nasdaq that we currently fail to meet the maintenance standards for continued listing on the Nasdaq National Market and are subject to delisting. Nasdaq has granted us a hearing to appeal this determination.

     We have never declared nor paid any cash dividends on our common stock.
We currently anticipate that we will retain any future earnings for the development and operation of our business. In addition, our credit facility with American National Bank and our agreements with Landmark currently prohibit the payment of cash dividends on our capital stock. Accordingly, we do not anticipate paying cash dividends on our capital stock in the foreseeable future.

                                  PROPOSAL 2
                       PROPOSAL TO CHANGE THE COMPANY'S
                   JURISDICTION OF INCORPORATION TO DELAWARE

General

     Subject to shareholder approval of the Landmark Transaction and the satisfaction of the conditions to closing the Primary Funding, the Board has recommended that we merge (the "Merger") with and into CoolSavings, Inc. a Delaware corporation ("CoolSavings Delaware"), recently organized by us as a wholly-owned subsidiary solely for this purpose. Under the terms of the Merger, each outstanding share of our common stock will be converted into one share of CoolSavings Delaware's common stock, $.001 par value per share. Outstanding options, warrants and other rights to purchase shares of our common stock will be converted into options, warrants and other rights to purchase the same number of shares of CoolSavings Delaware's common stock.

     The purpose of the Merger is to change the jurisdiction of incorporation of CoolSavings from Michigan to Delaware, thereby enabling CoolSavings to enjoy the benefits of certain provisions of Delaware law that the Board believes would be more beneficial to us than the comparable provisions of Michigan law. Our corporate actions are currently governed by Michigan law, our Michigan Articles of Incorporation and our Michigan Bylaws. If the Merger is approved by our shareholders and the conditions to closing the Primary Funding are satisfied, CoolSavings will merge with and into CoolSavings Delaware, which will continue the business of CoolSavings. After the Merger, our corporate affairs will be governed by Delaware law, the certificate of incorporation for CoolSavings Delaware (the "Certificate of Incorporation to this proxy statement") which is attached to this proxy statement as Appendix D, and the Delaware Bylaws, which are attached to this proxy statement as Appendix F. The Merger would not involve any change in our business, properties, management or capital structure. Upon the effective date of the Merger, CoolSavings Delaware will be the continuing corporation named "CoolSavings, Inc." and will own all of the assets and will be responsible for all of the liabilities of CoolSavings.

     Pursuant to the Agreement and Plan of Merger attached to this proxy statement as Appendix G (the "Merger Agreement"), each outstanding share of our common stock, no par value per share, will be automatically converted into one share of CoolSavings Delaware common stock, par value $.001 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of our common stock will continue to represent the same number of shares of common stock of CoolSavings Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF COOLSAVINGS DELAWARE. However, shareholders may exchange their certificates if they so choose.

     Our common stock is currently listed for trading on the Nasdaq National Market System and, after the Merger, CoolSavings Delaware's common stock will, subject to maintenance of Nasdaq listing requirements, continue to be traded on the Nasdaq National Market System without interruption, under the same symbol ("CSAV") as the shares of CoolSavings common stock are currently traded. We have been notified by Nasdaq that we currently fail to meet the maintenance standards for continued listing on the Nasdaq

National Market and are subject to delisting. Specifically, our per share price, market float and net assets do not meet Nasdaq's minimum requirements. Nasdaq has granted us a hearing to appeal this determination.

     Under Michigan law and in accordance with our Articles of Incorporation, approval of the Merger and the Merger Agreement requires either the approval of our Board and the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting or the affirmative vote of the holders of two-thirds of all outstanding shares of common stock entitled to vote at the annual meeting. See "Vote Required for the Reincorporation Proposal" below. The Merger has been unanimously approved by our Board of Directors. If approved by our shareholders, it is anticipated that the Merger will become effective as soon as practicable, provided that the Landmark Transaction has also been approved and that the conditions to the Primary Funding have been satisfied by CoolSavings or waived by Landmark. However, the Merger Agreement provides that the Merger Agreement may be amended by the Board and Landmark in any respect at any time prior to shareholder approval of the Merger and at any time after shareholder approval of the Merger provided that no such amendment may change the method of changing the merger exchange ratio or change any provision of the Certificate of Incorporation that would require shareholder approval. Our shareholders will not have appraisal rights with respect to the Merger.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of CoolSavings Delaware, copies of which are attached to this proxy statement as Appendix G, D and F, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED MERGER WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF COOLSAVINGS DELAWARE AND ALL PROVISIONS THEREOF.

Vote Required For The Reincorporation Proposal

     Approval of the Merger, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of CoolSavings Delaware, and (ii) the assumption of CoolSavings' employee benefit plans, stock option plans and all other convertible securities of CoolSavings by Cool Delaware, will require either the approval of our Board and the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting or the affirmative vote of the holders of two-thirds of all outstanding shares of common stock entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED MERGER. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE MERGER PROPOSAL.

Principal Reason For The Proposed Reincorporation

     The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of CoolSavings. In addition, Delaware offers a less expensive alternative franchise tax compared to the franchise tax we would have incurred had we decided to remain incorporated in Michigan.

     Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed here. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Increased Ability to Attract and Retain Qualified Directors. Both Michigan and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that, in general, Delaware law provides greater protection to directors than Michigan law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Michigan law.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board such as under the business judgment rule and other standards. We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

     No change in the board members, business, management, employee benefit plans or location of principal facilities of CoolSavings.

     The Merger will effect only a change in the legal domicile of CoolSavings, increase the authorized capital, change its name to CoolSavings, Inc. and effect certain other changes of a legal nature which are described in this proxy statement. The Merger will NOT result in any change in the business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The five directors who will be elected at the annual meeting will become the directors of CoolSavings Delaware. All warrants, notes and other convertible securities will be assumed by CoolSavings Delaware and converted into an option or right to purchase the same number of shares of CoolSavings Delaware common stock, at the same price per share, if applicable, upon the same terms, and subject to the same conditions. All employee benefit and stock option plans of CoolSavings will be assumed and continued by CoolSavings Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of CoolSavings Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Merger will also constitute approval of the assumption of these plans by CoolSavings Delaware. Other employee benefit arrangements of CoolSavings will also be continued by CoolSavings Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger the shares of common stock of CoolSavings Delaware will continue to be traded, without interruption, on the same exchange (the Nasdaq National Market) and under the same symbol ("CSAV") as the shares of common stock of CoolSavings are currently traded, subject to maintenance of Nasdaq listing requirements. We believe that the Merger will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue and be assumed by CoolSavings Delaware.

Interests of our Directors and Officers in this Proposal

     Our directors may benefit from reincorporation in Delaware. Delaware law may increase our directors' abilities to defeat a takeover bid, may increase the range of permitted indemnification for directors, may limit the stockholders ability to remove directors and may reduce directors' potential personal liability, among other things. The Board, in approving the transaction may have different interests than our stockholders. Our Board, our management and their affiliated stockholders may have different interests than our unaffiliated stockholders.

Anti-takeover Implications

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. In the discharge of its fiduciary obligations to its shareholders, the Board has evaluated our vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a severance plan for its management and key employees which becomes effective upon the occurrence of a change in control, the establishment of a staggered board of directors, the elimination of the right to remove a director other than for cause and the authorization of preferred stock, the rights and preferences of which may be determined by the Board. None of these measures has been previously adopted by CoolSavings and none is contemplated as part of the Merger. It should also be noted that the establishment of a classified board of directors also can be undertaken under Michigan law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Merger, see "The Charters and Bylaws of CoolSavings and CoolSavings Delaware" and "Significant Differences Between the Corporation Laws of Michigan and Delaware -- Indemnification and Limitation of Liability" below.

     Section 203 of the Delaware General Corporation Law, from which CoolSavings Delaware has opted out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board approves the business combination. See "Significant Differences Between the Corporation Laws of Michigan and Delaware --Stockholder Approval of Certain Business Combinations" below.


The Charters and Bylaws of CoolSavings and CoolSavings Delaware

     The provisions of the CoolSavings Delaware Certificate of Incorporation and Bylaws are substantially similar to our Articles of Incorporation, as amended by the Certificates of Designations for the Series B Preferred Stock and Series C Preferred Stock, and our Bylaws, as amended. While we have no present intention to do so, CoolSavings Delaware could in the future implement certain other changes by amendment to its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of Michigan and Delaware". This discussion of the Certificate of Incorporation and Bylaws of CoolSavings Delaware is qualified by reference to Appendix D and F to this proxy statement, respectively.

     Authorized Capital Stock. Our articles of incorporation currently authorize us to issue up to 100 million shares of common stock and 10 million shares of preferred stock. The Certificate of Incorporation of CoolSavings Delaware provides for 379 million authorized shares of common stock, par value $.001 per share, and 271 million shares of preferred stock, par value $.001 per share. The shares of preferred stock have been divided into two series which currently consist of Series B Preferred Stock and Series C Preferred Stock. Of the total authorized number of shares of preferred stock, 258 million shares are designated as Series B Preferred Stock, of which no shares are issued and outstanding, and 13 million shares are designated as Series C Preferred Stock of which no shares are issued and outstanding. The shares of CoolSavings Delaware common stock have all of the rights, preferences and limitations of shares of common stock stated in the Delaware Act. The rights, preferences, privileges and restrictions granted to and imposed on the preferred shares are as set forth in the Certificate of Incorporation of CoolSavings Delaware.

     Monetary Liability of Directors. The Articles of Incorporation of CoolSavings and the Certificate of Incorporation of CoolSavings Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of Michigan and Delaware -- Indemnification and Limitation of Liability" below.

     Power to Call Special Shareholders' Meetings. Under Michigan law, a special meeting of shareholders may be called by the Board, or by officers, directors or shareholders as provided in the bylaws. Under our Bylaws, a special meeting of shareholders may be called by the Chairman of the Board, the Chief Executive Officer, President or authorized vice president or by the Board, or by the Secretary upon written request of the holders of a majority of the shares entitled to vote or a majority of the outstanding shares of Series B Preferred Stock. Under Delaware law, a special meeting of shareholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of CoolSavings Delaware authorize the Board or the President to call a special meeting of shareholders. In addition, the President must call a special meeting on the written request of a majority of the outstanding capital stock or the holders of a majority of the outstanding Series B Preferred Stock.

     Actions By Written Consent of Shareholders. Under Michigan and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both Michigan and Delaware law permit a corporation to eliminate such action by written consent in its charter or bylaws. Our Articles eliminate shareholder action by written consent, except that the holders of Series B Preferred Stock may act by written consent. Pursuant to Delaware law and the Certificate of Incorporation and Bylaws of CoolSavings Delaware, the holders of Series B Preferred Stock, Series C Preferred Stock and common stock may each take action by written consent.

     Filling Vacancies on the Board of Directors. Under Michigan law, any vacancy on the Board of Directors may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of CoolSavings Delaware provide, consistent with our Bylaws, that any vacancy created by the removal of a director by the shareholders may be filled by the affirmative vote of a majority of the remaining directors, subject to the rights of the holders of the Series B Preferred Stock under the Certificate of Incorporation.

Significant Differences Between the Corporation Laws of Michigan and Delaware

     The following provides a summary of the major substantive differences between the corporation laws of Michigan and Delaware. It is not an exhaustive description of all differences between the two states' laws.

     Stockholder Approval of Certain Business Combinations.
     -----------------------------------------------------

     Delaware. Under Section 203 of the Delaware General Corporation Law ("DGCL"), a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board of Directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, and CoolSavings Delaware has opted out of Section 203, as set forth in the Certificate of Incorporation.

     Michigan. Chapter 7A of the Michigan Business Corporation Act("MBCA") provides that business combinations between a Michigan corporation which is subject to Chapter 7A and a beneficial owner of 10% or more of the voting power of such corporation require an advisory statement from the board of directors and the approval by an affirmative vote of at least 90% of the votes of each class of stock entitled to be cast and at least two-thirds of the votes of each class of stock entitled to be cast other than shares owned by such 10% owner. Such requirements will not apply if (i) the corporation's board of directors approves the transaction prior to the time that the 10% owner becomes such or
(ii) the transaction satisfies certain fairness standards, certain other conditions are met and the 10% owner has been such for at least five years. We have opted out of Chapter 7A in our Articles of Incorporation and the Board has expressly exempted the Landmark Transaction from the operation of Chapter 7A.

     Chapter 7B of the MBCA provides that "control shares" of a corporation subject to Chapter 7B that are acquired in a control share acquisition have no voting rights except as granted by the corporation. "Control shares" are shares that, when added to all shares previously owned by a shareholder, increase such shareholder's voting stock to 20% or more, 33-1/3% or more or a majority of the outstanding voting power of the corporation. A control share acquisition must be approved by a majority of the votes cast by the corporation's shareholders entitled to vote, excluding shares owned by the acquirer and certain officers and directors. The Board has elected to opt out of Chapter 7B by Bylaw amendment.

     Classified Board of Directors.
     -----------------------------

     A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Our Articles of Incorporation and Bylaws and CoolSavings Delaware's Certificate of Incorporation and Bylaws do not currently provide for a classified board.

     Both Delaware and Michigan law permit, but do not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

     Removal of Directors.
     --------------------

     Under both Delaware and Michigan law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware or Michigan corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

     Under the Bylaws of CoolSavings Delaware and our Bylaws, directors can be removed, with or without cause, by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of capital stock entitled to vote generally in the election of directors. Under CoolSavings Delaware's Certificate of Incorporation and our Articles of Incorporation, directors elected by the holders of Series B Preferred Stock upon a "Default" (as defined in the Certificate of Incorporation and Articles of Incorporation) may only be removed by the holders of a majority of then outstanding shares of Series B Preferred Stock.


     Indemnification and Limitation of Liability.
     -------------------------------------------

     Michigan and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

     Delaware. The CoolSavings Delaware Certificate of Incorporation eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) any breach of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     Michigan. Our Articles of Incorporation currently limit the liability of directors to the corporation or its shareholders to the fullest extent permitted by Michigan law. Directors are not personally liable to CoolSavings or its shareholders for monetary damages for breach of fiduciary duty as a director, except for: (i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) intentional infliction of harm on the corporation or the shareholders; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions or loans to directors, officers or employees contrary to Michigan law; or (iv) an intentional criminal act.

     Indemnification Compared and Contrasted.
     ---------------------------------------

     Michigan law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and Michigan law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Michigan law permits a Michigan corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by Michigan law. Our Bylaws permit indemnification to the fullest extent allowed under Michigan Law and limit director monetary liability to the extent permitted by Michigan law.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to Michigan law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

        Inspection of Shareholder List.
        ------------------------------

        Both Michigan and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten day period preceding a shareholders' meeting for any purpose germane to the meeting. Under the MBCA, the shareholders' list need only be prepared in time for, and be available for inspection at, the relevant shareholders' meeting.

        Dividends and Repurchases of Shares.
        -----------------------------------

        Michigan law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

        Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

        Michigan. A Michigan corporation may not pay dividends or make any other distribution to its shareholders if, after giving effect to the payment, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's assets would be less than its liabilities plus, unless the articles of incorporation permit otherwise, the amount required, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

        Shareholder Voting.
        ------------------

        Both Delaware and Michigan law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

        Delaware. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

        Michigan. Michigan law contains a similar exception to its voting requirements for reorganizations. Unless required by the articles of incorporation or the transfer of assets is not in the usual and regular course of business as conducted by the corporation, action by shareholders of the surviving corporation on a plan of merger is not required if: (i) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger; and, (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger.

        Appraisal Rights.
        ----------------

        Under both Michigan and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

        Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporation; or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

        Michigan. Michigan law excludes appraisal rights for certain corporate actions (i) where the shares are listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc. and (ii) in certain transactions where shareholders receive cash or shares that satisfy the requirements of (i).

        Dissolution.
        -----------

        Under Michigan law, upon recommendation of the board of directors, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote thereon. If the dissolution is initially approved by the board of directors the dissolution may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote (unless the Corporation's certificate of incorporation provides for a supermajority voting requirement on dissolution). CoolSavings Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

        Interested Director Transactions.
        --------------------------------

        Under both Michigan and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under Michigan and Delaware law.

        Shareholder Derivative Suits.
        ----------------------------

        Under both Michigan and Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Certain Federal Income Tax Consequences

        Following is a summary of the federal income tax consequences resulting from the Merger. We have not requested a private letter ruling from the Internal Revenue Service as to the federal income tax consequences of the Merger and, thus, there can be no assurance that the transaction would constitute a tax-free exchange for federal income tax purposes.

        We have been advised, however, that the Merger provided for in the Merger Agreement would constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended and, no gain or loss will be recognized by the holders of our common stock upon conversion of their shares into CoolSavings Delaware common stock. The basis of CoolSavings Delaware common stock received by our shareholders will be the same as the basis of their shares of our common stock converted into CoolSavings Delaware common stock. The holding period of CoolSavings Delaware's common stock will include the period during which our common stock converted into CoolSavings Delaware common stock was held, provided that our common stock was held as a capital asset at the time of the Merger.

        THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS INCLUDED HEREIN FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE

CONTINUING VALIDITY OF THIS DISCUSSION. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

Securities Act Consequences

        The shares of CoolSavings Delaware to be issued in exchange for our shares of common stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that respect, CoolSavings Delaware is relying on Rule 145(a)(2) of the Securities Exchange Commission (the "SEC") under the 1933 Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the 1933 Act. After the Merger, CoolSavings Delaware will be a publicly held company, its common stock will be traded and it will file with the SEC and provide to its shareholders the same type of information that we have previously filed and provided. Shareholders whose stock in CoolSavings is freely tradable before the Merger will continue to have freely tradable shares of CoolSavings Delaware. Shareholders holding restricted securities of CoolSavings will be subject to the same restrictions on transfer as those to which their present shares of stock in CoolSavings are subject. In summary, CoolSavings Delaware and its shareholders will be in the same respective positions under the federal securities laws after the Merger as were CoolSavings and its shareholders prior to the Merger.

No Appraisal Rights

        Under Section 762 of the MBCA, our shareholders will not be entitled to dissent and obtain payment of the fair value of their shares from CoolSavings in connection with the Merger because our shares of common stock are listed on the Nasdaq National Market at the time of the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders held to act upon the Merger Agreement.

Required Vote

        Approval of the Merger requires either the affirmative vote of the holders of two thirds of all outstanding shares of common stock entitled to vote at the annual meeting or the approval of the Board of Directors and the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. PROXIES WILL BE VOTED FOR THE APPROVAL OF THE MERGER PROPOSAL UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

                                  PROPOSAL 3
                            2001 STOCK OPTION PLAN

  The third matter to be considered at the annual meeting will be the approval of the 2001 Stock Option Plan, which will effectively replace our 1997 option plan. While our 1997 option plan will remain in existence to govern those options that are outstanding under the plan, no new options will be granted under that plan. The 2001 plan is substantially similar to our 1997 option plan, except that the total number of shares authorized for issuance under the 2001 plan will be limited to 7,953,954 shares plus up to 1,800,000 shares issued in connection with the cancellation of options issued under our 1997 option plan, rather than based on a percentage of our outstanding shares of common stock. Our Board believes that it is in the best interests of our company and our shareholders to approve the 2001 plan because we believe that aligning the interests of our employees with those of our shareholders through the grant of stock options and other equity based incentives is a primary means of maximizing long-term stockholder value. The adoption of the 2001 option plan is required by Landmark in connection with the Landmark Transaction so that we will only be authorized to issue a fixed number of shares thereunder.

  If our shareholders approve this proposal to adopt the 2001 plan, in addition to granting awards to employees in accordance with our past practice, we plan to use a portion of the shares to implement an option repricing program to provide certain of our employees with an additional incentive to promote our financial success and to induce those employees to remain in employment with us. The 2001 plan is set forth in Appendix H attached to this proxy statement.

  The 2001 plan has been approved by our board and will be approved by our shareholders if it receives the affirmative votes of the holders of a majority of the shares of common stock present, or represented by proxy, and entitled to vote at the annual meeting. Abstentions are treated as shares present, or represented at the annual meeting, and have the practical effect of a "no" vote. Broker non-votes are considered to be shares not present at the annual meeting for this purpose, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

  The following is a brief summary of the material features of the 2001 plan, and is qualified in its entirety by reference to the 2001 plan.

General

  Pursuant to the 2001 plan, eligible participants may be awarded, among other stock based awards: (a) options to acquire shares of common stock; (b) stock appreciation rights; and/or (c) shares of common stock, subject to certain restrictions.

Authorized Shares

  The number of shares which may be issued under the 2001 plan will be limited to 7,953,954 shares plus up to 1,800,000 shares issued in connection with the cancellation of options issued under our 1997 option plan. Shares subject to awards that have expired or otherwise terminated without having been exercised in full again become available for the grant of awards under the 2001 plan. Shares issued under the 2001 plan may be previously unissued shares or reacquired shares of common stock. Under the 1997 option plan, the number of shares available for issuance was limited to 20% of the total number of shares of common stock issued and outstanding from time to time. Although the shares issuable under the 2001 plan may initially be greater than 20% of our outstanding common stock, the shares issuable under the plan will be less than 20% of our outstanding common stock after taking into account the shares of common stock to be issued upon conversion of the Series B Preferred Stock and Series C Preferred Stock and the shares of common stock to be issued upon exercise of the Warrants.

Administration

  The 2001 plan will be administered by our compensation committee. The administrator has full power and authority to prescribe, amend and rescind rules and procedures governing administration of the plan.

Eligible Participants

  The administrator may grant awards under the 2001 plan to employees, directors and consultants of CoolSavings or its subsidiaries. At present, there are approximately 127 persons who are eligible to participate in the 2001 plan. It is not possible to estimate the number of additional persons who will become eligible to participate in the 2001 plan.

Stock Option Awards

  The administrator may grant options entitling the participant to purchase shares of common stock from CoolSavings in such quantity, at such price, and on such terms and subject to such vesting periods, termination dates and other conditions as may be established by the administrator on or prior to the date such option is granted. Notwithstanding the foregoing, the exercise price for all options must be no less than the fair market value of our common stock on the date of grant, except that the exercise price can be 90% of the fair market value of the common stock on the date of grant if such discount is expressly granted in lieu of a reasonable amount of salary or bonus. Options awarded under the plan may be either non-qualified stock options ("NQOs") or incentive stock options ("ISOs"). The term of an ISO shall not exceed ten years from the date of grant, and the purchase price of an ISO shall be equal to or greater than the per share market value of the common stock on the date of grant. The purchase price of a Performance Based Option ("PBO") shall be equal to the per share market value of the common stock on the date of grant, and the PBO shall contain such other terms and conditions as are deemed necessary to prevent limitation of our compensation deduction in connection with the exercise of the option. See "Federal Income Tax Consequences Relating to the 2001 Plan" below.

Stock Appreciation Rights Awards

  The administrator may grant to participants the right to receive payment from CoolSavings of an amount (the "Incremental Value") equal to the difference between the exercise price established by the administrator and the per share market value of the common stock on the date the right is exercised by the participant. We may also grant to any participant a "Tandem SAR." A Tandem SAR is a stock appreciation right covering a share which is at the time of the grant also covered by an option granted to the same participant, either prior to or simultaneously with the grant to such participant of the Tandem SAR. A participant who holds a Tandem SAR may either exercise the stock appreciation right portion or the option portion of the Tandem SAR, but not both.

Restricted Share Awards

  The administrator may grant to any participant an award of restricted share rights entitling such person to receive shares of common stock in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the administrator shall determine on or prior to the date of grant, provided that no such award may vest prior to three years after the date of grant. The terms of any award of restricted share rights granted under the 2001 plan shall be set forth in an award agreement.

Other Stock and Stock Based Awards

  The administrator is authorized under the terms of the 2001 plan to grant other stock or stock based awards either alone or in conjunction with options or stock appreciation rights. The terms and conditions of any such awards, if and when made, will be set forth in an award agreement between CoolSavings and the participant.

Exercise of Awards

  Unless extended by the administrator or as otherwise provided in the award agreement, the right to exercise any award granted under the 2001 plan shall terminate at whichever of the following times first occurs: (i) 90 days after the participant's termination of employment for any reason other than death or "for cause" (as defined in the plan); (ii) immediately upon termination of employment for cause; or (iii) in the case of a Tandem SAR, the expiration date of the related option. The administrator has the right to permit exercise of any award prior to the time such award would otherwise be exercisable under the terms of the agreement granting the award. Similarly, the administrator has the right to permit any award granted under the plan (except for an ISO) to be exercised more than 90 days after the employment termination of the participant or after its expiration date.

  Unless provided otherwise in the award agreement, if a participant dies while an employee of CoolSavings or one of its subsidiaries, the right to exercise all unexpired installments of that participant's awards are accelerated and the participant's beneficiary may exercise the award with respect to any or all of the shares subject to the award until one year after death. If the participant dies within the 90 day period following termination of employment, then participant's beneficiary may, until one year after the holder's death, exercise the award to the extent it would have been exercisable if the holder had exercised the option immediately prior to the holder's death.

New Plan Benefits

  The grant of awards under the 2001 plan is subject to the discretion of the administrator. The administrator has not granted any awards under the plan since the board approved the plan on July 12, 2001. Accordingly, we cannot currently determine the number of shares of common stock that may be subject to awards under the 2001 plan in the future.

Federal Income Tax Consequences Relating to the 2001 Plan

  The following discussion of certain Federal income tax considerations with respect to options and stock appreciation rights is a summary for general purposes only.

  The 2001 plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and is not subject to the Employee Retirement Income Security Act of 1974.

  Option Awards

  Certain of the income tax consequences of the grant of an option award depend upon whether the option qualifies as an ISO.

  Incentive Stock Options

  The grant of an ISO will have no income tax consequences for either CoolSavings or the participant. Subject to the discussion below, there will be no regular income tax liability upon ISO exercise; however, upon the exercise of an ISO, the excess of the fair market value of the common stock purchased over the exercise price will be an item of tax preference of the participant for purposes of the application of the alternative minimum tax. If payment of the purchase price of an ISO consists of shares of common stock, the participant's basis for an equal number of shares of the common stock received will be equal to his basis for the shares exchanged therefor. Any additional shares received will have a basis of zero.

  If the common stock acquired pursuant to an ISO is sold, exchanged (except in certain tax-free exchanges) or otherwise disposed of (even if pursuant to the exercise of another ISO) within either one year of the exercise of such ISO or two years of the granting of such ISO, the participant will recognize ordinary income at that time and CoolSavings will be entitled to a deduction at that time in an amount equal to the excess of the fair market value of such common stock at the time of exercise over the exercise price. The participant will also recognize capital gain or loss to the extent the amount realized from a sale or exchange differs from the fair market value of such common stock at the time of exercise.

  If the common stock acquired pursuant to an ISO is sold or exchanged after one year after the exercise of such ISO and two years after the granting of such ISO, the participant will recognize long-term capital gain or loss measured by the difference between the amount realized on such sale or exchange and the exercise price, and CoolSavings will not be entitled to any deduction.

  Nonqualified Options and Performance Based Options

  The grant of an NQO or a PBO will have no income tax consequences for either CoolSavings or the participant (unless the NQO or PBO is freely transferable and has a readily ascertainable market value). Upon the exercise of an NQO or PBO by a participant, the participant will recognize ordinary income and CoolSavings will be entitled to a deduction in an amount equal to the excess of the fair market value of the common stock purchased over the exercise price. Such ordinary income is subject to withholding of tax by CoolSavings. The basis of the common stock received upon exercise will equal the sum of the exercise price plus the amount included in income by the participant. If payment of the purchase price of an NQO or PBO is made by delivering shares of common stock, no additional gain or loss will be recognized by the participant by reason of that exchange, and the participant's basis for an equal number of shares of the common stock received will be equal to his basis for the shares exchanged therefor. Any additional shares received will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the common stock would generally give rise to capital gain or loss.

  Stock Appreciation Rights

  The grant of stock appreciation rights will have no income tax consequences for either CoolSavings or the participant. Upon the exercise of a stock appreciation right by a participant who receives cash, the participant will recognize ordinary income and CoolSavings will be entitled to a deduction in an amount equal to the amount of cash received. Upon the exercise of a stock appreciation right by a participant who receives common stock, the participant will recognize ordinary income and CoolSavings will be entitled to a deduction in an amount equal to the fair market value of such common stock received. The ordinary income described in the two preceding sentences is subject to withholding of tax by CoolSavings. The subsequent sale or exchange of the common stock acquired pursuant to the exercise of a stock appreciation right would generally give rise to capital gain or loss.

  Restricted Shares

  In the absence of an election by a participant, as explained below, the grant of shares pursuant to an award will not result in taxable income to the participant or a deduction to CoolSavings in the year of the grant. The value of the shares will be taxable to a participant in the year in which the restrictions lapse. Alternatively, (under Code Section 83(b)) a participant may elect to treat as income in the year of grant the fair market value of the shares on the date of grant, provided the participant makes the election within 30 days after the date of such grant. If such an election were made, a participant would not be allowed to deduct at a later date the amount included as taxable income if he should forfeit the shares to CoolSavings. The amount of ordinary income recognized by a participant is deductible by the Company in the year the income is recognized by the participant, provided such amount constitutes reasonable compensation to the participant. In the absence of a Code
Section 83(b) election, prior to the lapse of restrictions, distributions paid on the shares subject to such restrictions will be taxable to the participant as additional compensation, and CoolSavings will be allowed a corresponding deduction. Where a Code Section 83(b) election has been made, such distributions would be treated as dividend income to the participant.

  Limitation on Compensation Deductions

  In general, CoolSavings will be entitled to a compensation deduction equal to the income recognized by the participant with respect to a NQO, PBO, stock appreciation right or restricted share right at the time that the participant recognizes such income. But, Section 162(m) of the Code limits the deduction which a publicly held corporation, such as CoolSavings, may take for compensation paid to "covered employees" to $1 million. Generally, the Chief Executive Officer of the corporation and its four highest compensated officers (excluding the Chief Executive Officer) will be considered to be covered employees. However, this rule limiting the deduction does not apply to performance-based compensation. In general, compensation resulting from the exercise of a stock option is treated as performance-based compensation provided that the option price was equal to or in excess of the fair market value of stock subject to the option at the time of the grant of the option and provided that certain other requirements are met. PBOs granted by CoolSavings are intended to meet these rules so that the compensation resulting from exercising PBOs will be treated as performance-based compensation. In addition, income resulting from the exercise of NQOs and stock appreciation rights where the exercise price is equal or in excess of the fair market value of the stock subject to the option at the time of the grant of the option may also be treated as performance-based compensation. Income resulting from restricted share rights will probably not be treated as performance-based compensation and so the deduction limitation described above may become applicable.

  Withholding of Tax

  CoolSavings is entitled to withhold, or secure payment from the participant in lieu of withholding, the statutory minimum amount of any tax required by law to be withheld or paid by CoolSavings with respect to any amount payable or shares issuable under a participant's award. At the election of the participant, with respect to the exercise of a nonqualified option, PBO or a stock appreciation right where shares of common stock are to be delivered to the participant, CoolSavings may also withhold shares of common stock sufficient to meet those requirements.

  THE BOARD RECOMMENDS A VOTE "FOR" THE 2001 STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE 2001 STOCK OPTION PLAN UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

                                 Proposal Four
                             ELECTION OF DIRECTORS

     Our shareholders will be asked to elect five directors to serve on our Board of Directors. It is proposed that these positions be filled by persons nominated to the board by management. Each director shall be elected by a plurality of the votes cast at the annual meeting. Therefore, if a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by our transfer agent. The inspector of elections appointed at the annual meeting will then combine the proxy votes with the votes cast at the annual meeting. Each director elected at the annual meeting will serve for a term commencing on the date of the annual meeting and continuing until the annual meeting of shareholders to be held in 2002. In the absence of directions to the contrary, proxies will be voted in favor of the election of the five nominees listed below.

     If any of the nominees named below are unavailable to serve for any reason, then a valid proxy may be voted for the election of such other persons as the person or persons voting the proxy may deem advisable in accordance with their best judgment. Management has no present knowledge that any of the persons named will be unavailable to serve. In any event, the enclosed proxy can be voted for only the five nominees named in this proxy statement or their substitutes.

     THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

Name                                   Age      Position
----                                   ---      --------
Matthew Moog                            31      Director, Chief Executive Officer and President
Steven M. Golden...................     48      Director
Albert Aiello(1)...................     58      Director
Hugh R. Lamle(1)(2)(3).............     56      Director
Richard H. Rogel(1)(2)(3)..........     52      Director

_________

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating Committee.

     Information regarding the business experience of each of the nominees is set forth above in the section entitled "The Purchase Agreement - Biographies of CoolSavings' Directors after the Primary Funding."

Board of Directors

  Our board of directors currently consists of seven members. Two of our directors, Mr. Robert J. Kamerschen and Ms. Lynette Mayne, are not seeking reelection at the annual meeting, and our board will consequently be reduced to five members until closing of the Primary Funding and the addition of directors designated by the holders of the Series B Preferred Stock. Richard H. Rogel and Steven M. Golden have agreed to vote the shares of common stock held by their revocable trusts or over which they exercise voting control in favor of election of Albert Aiello, an affiliate of Lend Lease International Pty. Limited ("Lend Lease"), to our board of directors at the annual meeting. At the closing of the Primary Funding our Board will be increased to thirteen, see "Board of Directors at the Closing of the Primary Funding". The board met five times during 2000 and took various actions pursuant to resolutions adopted by unanimous written consent. All directors attended at least 75% of the meetings of the board and each committee on which they served.

Board Committees

     Several important functions of the board may be performed by committees that are comprised of members of the board. Our bylaws authorize the formation of these committees and grant the board the authority to prescribe the functions of each committee and the standards for membership of each committee. In addition, the board appoints the members of each committee. The board has three standing committees: an audit committee, a compensation committee, and a nominating committee.

  . Audit Committee. The Audit Committee, among other things, reviews our financial statements and accounting practices, makes recommendations to the Board of Directors regarding the selection of independent auditors and reviews the results and scope of the audit and other services provided by our independent auditors. The current members of this committee are Hugh R. Lamle, Albert Aiello and Richard H. Rogel. Pursuant to the rules of the National Association of Securities Dealers ("NASD"), our Audit Committee consists of three independent directors with financial skills and experience.

  . Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and employees and administers our 1997 Stock Option Plan. The current members of our Compensation Committee are Hugh R. Lamle, Lynette Mayne and Richard H. Rogel.

  . Nominating Committee. The Nominating Committee screens and nominates candidates for election to our Board of Directors. The current members of this committee are Hugh R. Lamle, Lynette Mayne and Richard H. Rogel.

Vote Required and Board Recommendation

     The five nominees for director receiving the highest number of affirmative votes shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Our board of directors recommends that shareholders vote FOR the slate of nominees set forth above.

                          MANAGEMENT AND COMPENSATION

Executive Officers


  Our executive officers and their ages and positions as of July 31, 2001, are as follows:

Name                                      Age       Position
----                                      ---       --------
Matthew Moog......................         31       Chief Executive Officer, President and Chief Operating
                                                    Officer
John J. Adams.....................         30       Executive Vice President, Operations and Technology
Jonathan J. Smith.................         34       Executive Vice President, Strategic Business
                                                    Development
Robert D. Gorman..................         38       Executive Vice President, General Counsel, Secretary,
                                                    and Chief Privacy Officer

     Background information for Matthew Moog is provided above under "The Purchase Agreement - Biographies of CoolSavings' Directors after the Primary Funding." Background information for the other executive officers is set forth below.

     John J. Adams has served as our Executive Vice President, Operations and Technology since October 1999. From January 1999 to October 1999, Mr. Adams served as our Executive Vice President, Engineering and Chief Technology Officer. Prior to joining us, Mr. Adams worked in several capacities for Arthur Andersen Business Consulting from July 1993 to January 1999, including Manager-Architecture and Methodology, Manager of Client Server and Internet Development and Senior Systems Consultant. Mr. Adams holds a B.S. from Florida State University.

     Jonathan J. Smith has served as our Executive Vice President, Strategic Business Development since October 1999 and, from June 1998 to October 1999, Mr. Smith served as our Vice President, Strategic Business Development. Prior to joining us, Mr. Smith worked in several capacities for Lend Lease Corporation, which is an Australian-based global financial and property services company. From July 1989 to June 1997, Mr. Smith was principally involved in the acquisition, disposition, financing and asset management of institutional grade commercial properties for ERE Yarmouth, a U.S.-based subsidiary of Lend Lease Corporation. Mr. Smith served as Vice President of ERE Yarmouth from April 1994 to June 1997 and as Asset Manager for the IT+T Investments division of Lend Lease Corporation from July 1997 to June 1998. Mr. Smith holds a B.A. from Northwestern University.

     Robert D. Gorman has served as our Executive Vice President, General Counsel, Secretary and Chief Privacy Officer since August 2000. From January 1994 until joining us, Mr. Gorman was with the Detroit-based law firm of Golden & Gorman, P.C. where he represented CoolSavings as corporate counsel. He earned his B.S. degree from Michigan State University and Juris Doctor from DePaul University College of Law.

Executive Compensation

          The following table sets forth all compensation for each of the last three fiscal years earned by our Chief Executive Officer and our four highest paid other executive officers whose remuneration from the Company exceeded $100,000 for services rendered during the year ended December 31, 2000 (the "Named Executive Officers").

                          Summary Compensation Table

                                                                       Annual                      Long-Term
                                                                    Compensation                  Compensation
                                                                    ------------                  ------------
                                                                                                    Shares
                                                                                                   Underlying
Name and Principal Position              Fiscal Year            Salary($)        Bonus($)          Options(#)
---------------------------              -----------            ---------        --------          ----------
Steven M. Golden,                            2000               $299,999         $200,000                    0
    Chairman of the Board and Chief          1999                245,000           75,000              460,000
    Executive Officer(1)                     1998                186,807           35,000              115,000


Matthew Moog,                                2000                254,011          100,000                    0
    President and Chief Operating            1999                137,000          130,000              258,750
    Officer(2)                               1998                146,287            2,500               17,250


John J. Adams,                               2000                149,999          100,000                    0
    Executive Vice President,                1999                125,000           20,000              312,000
    Operations and Technology                1998                      -                -                    -


Jonathan J. Smith,                           2000                149,999          100,000                    0
    Executive Vice President,                1999                119,000           30,000              287,500
    Strategic Business Development           1998                 60,230            1,000               23,000


Paul Case,                                   2000                103,269           74,733               90,537
    Chief Financial Officer(3)               1999                      -                -                    -
                                             1998                      -                -                    -

(1) Mr. Golden has resigned as Chief Executive Officer and Chairman effective as of July 27, 2001. See "Employment Agreements-Golden Employment Agreement and Severance Agreement".

(2) Mr. Moog is now the Chief Executive Officer in addition to the offices listed above. See "Employment Agreements - Moog Employment Agreement".

(3) Mr. Case has resigned as Chief Financial Officer effective as of July 31, 2001.

Stock Options

     The following table sets forth summary information concerning individual grants of stock options made during 2000 to each of the Named Executive
Officers:

                             Option Grants in 2000

                                                                                                   Potential Realizable
                                                      % of Total                                     Value at Assumed
                                        Number of       Options                                   Annual Rates of Stock
                                          Shares        Granted        Exercise                   Price Appreciation for
                                        Underlying        to             Price       Expiration        Option Term(2)
                                         Options       Employees          Per                          --------------
Name                                     Granted      in 2000(1)       Share ($)        Date        5% ($)        10% ($)
----                                     -------      ----------      ---------        ----        -------       -------
Steven M. Golden                                -               -              -             -            -             -

Matthew Moog                                    -               -              -             -            -             -

John J. Adams                                   -               -              -             -            -             -

Jonathan J. Smith                               -               -              -             -            -             -

Paul Case                                  11,500             0.8%        $11.00        3/6/10     $ 79,554      $201,608

                                           46,000             3.1          11.00        5/1/10      318,218       806,433

                                           32,857             2.2           7.00(3)    7/12/10       30,913       185,461

(1) Based on a total of 1,481,863 option shares granted to our employees under our 1997 Stock Option Plan during 2000.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of common stock. The 5% and 10% assumed rates of appreciation are mandated by rules of the SEC and do not represent our estimate or projection of the future price of our common stock. There can be no assurance that any of the values reflected in this table will be achieved. The actual gains, if any, will depend on the future performance of the common stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised.

(3) The fair market value of CoolSavings common stock on the date of this grant was $4.875 per share.

     The following table sets forth the number of shares of common stock acquired upon the exercise of stock options by each Named Executive Officer during 2000 and the number and value of securities underlying unexercised options held by each Named Executive Officer as of December 31, 2000:

        Aggregated Option Exercises in 2000 and Year-End Option Values

                                                            Number of Securities
                           Shares                          Underlying Unexercised         Value of Unexercised
                          Acquired                               Options at             In-The-Money Options at
                             on           Value              December 31, 2000            December 31, 2000(2)
                                                             -----------------            --------------------
Name                      Exercise     Realized(1)      Exercisable    Unexercisable   Exercisable   Unexercisable
----                      --------     -----------      -----------    -------------   -----------   -------------
Steven M. Golden           322,000     $1,555,260          115,000        598,000          N/A            N/A
Matthew Moog                     -              -          344,287        267,950          N/A            N/A

John J. Adams                9,200         44,336                0        301,300          N/A            N/A
Jonathan J. Smith                -              -           13,800        296,700          N/A            N/A
Paul Case                        -              -                0         90,357          N/A            N/A

(1) In determining the value realized upon the exercise of options, CoolSavings' initial public offering price of $7.00 per share is used in lieu of the fair market value as of the date of exercise because there was no public trading market at the relevant exercise dates, both of which were before there was an established public trading market for CoolSavings stock.

(2) None of the options included in this table were in-the-money as of December 31, 2000.

Report of the Compensation Committee on Executive Compensation

     Policy of Executive Officer Compensation
     ----------------------------------------

     The executive compensation program is administered by the Compensation Committee of our Board (the "Committee") which, for the fiscal year ended December 31, 2000, was comprised of three non-employee directors, Hugh R. Lamle, Lynette H. Mayne, and Richard H. Rogel. The program supports our commitment to providing superior shareholder value. It is designed to attract and retain high-quality executives, to encourage them to make career commitments to CoolSavings, and to accomplish our short- and long-term objectives. The Committee attempts to structure a compensation program that will reward our top executives with bonuses and stock and option awards upon attainment of specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Committee reviews the compensation (including salaries, bonuses and stock options) of our officers and performs such other duties as may be delegated to it by the Board. The Committee held one formal meeting during the fiscal year ended December 31, 2000 and took various actions pursuant to resolutions adopted by unanimous written consent.

     In reviewing the compensation to be paid to our executive officers during the fiscal year ended December 31, 2000, the Committee sought to ensure that executive officers were rewarded for long term strategic management and for achieving internal goals established by the Board. The Compensation Committee compares CoolSavings' executive compensation structure against those of other internet companies of comparable size. The Committee believes that such companies generally represent our most direct competitors for executive talent. The Committee reviews competitive pay practices on an annual basis.

     The key components of executive officer compensation are salary, bonuses and stock option awards. Salary is generally based on factors such as an individual officer's level of responsibility, prior years' compensation, comparison to compensation of other officers in the organization, and compensation provided at competitive companies and companies of similar size. Bonuses and stock option awards are intended to reward exceptional performances. Stock option awards are also intended to increase an officer's interest in our long-term success as measured by the market and book value of our common stock. Stock awards may be granted to officers and directors and to certain employees who have managerial or supervisory responsibilities under the Option Plan. Stock awards may be stock options, stock appreciation rights, restricted share rights or any variation thereof.

Base Salary

     The Committee assists in establishing the amount of base salary on the basis of the individual's qualifications and relevant experience, the compensation levels at companies which compete with us for business and executive talent, the amount of incentive-based compensation available to each individual and our financial position. Base salary is adjusted each year to take into account the individual's performance and relative level of contribution, and to maintain a competitive salary structure.

Cash

     The Committee recommends cash bonuses to be awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as customer satisfaction and revenue growth.

Stock Options

     CoolSavings uses its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder value. Awards under these plans take the form of stock options designed to give the recipient a significant equity stake in CoolSavings and thereby closely align his or her interests with those of our shareholders. Factors considered in making such awards include the individual's position in the organization, his or her performance and level of responsibilities, and internal comparability considerations. The Committee does not adhere to any specific guidelines as to the relative option holdings of our officers but does consider internal comparability. The Committee may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

     Each option grant allows the executive officer to acquire shares of our common stock at a fixed price per share equal to the fair market value on the date of grant. The options vest in periodic installments contingent upon the executive officer's continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains with us, and then only if the market price of the common stock appreciates over the option term.

     CEO Compensation
     ----------------

     During the fiscal year ended December 31, 2000, Steven Golden served in the capacity of Chief Executive Officer. Mr. Golden was paid a salary of $299,999 for fiscal year 2000 and Mr. Golden received incentive compensation of $200,000. Significant factors in establishing Mr. Golden's compensation were his success in effecting our initial public offering and achieving specific objectives with regard to financial and business endeavors. Based upon these factors and those other factors set forth in the Committee's report, the Committee believes that Mr. Golden's total compensation in 2000 was competitive with the appropriate level for his position, particularly in view of his performance.

Impact of Internal Revenue Code 162(m)

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). For the fiscal year ended December 31, 2001, none of the compensation paid by us to any of our executive officers exceeded the $1 million limitation. It is the Committee's policy to qualify, to the extent reasonable, our executive officers' compensation for deductibility under applicable tax law. However, we may from time to time pay compensation to our executive officers that may not be deductible if we believe this to be in the best interests of CoolSavings and its shareholders.

                            Respectfully submitted,

                                 Hugh R. Lamle
                                 Lynette Mayne
                                Richard H. Rogel

Employment Agreements

     Golden Employment Agreement and Severance Agreement

     We entered into an employment agreement with Steven Golden for a term of three years beginning April 2001, which provided for a salary of $345,000 per year subject to periodic increases by our board of directors at its discretion. Mr. Golden was also eligible to receive a bonus each year as determined by our board. In addition, we also granted Mr. Golden stock options to purchase 150,000 shares of common stock at $0.50 per share and accelerated the vesting of all other stock options held by Mr.

Golden.

     Effective July 30, 2001, in connection with the Landmark Transaction, Mr. Golden resigned as Chief Executive Officer and Chairman of the Board, and we entered into a severance agreement with him. The severance agreement provides that he will receive a monthly severance payment equal to the compensation otherwise payable under his employment agreement during the remainder of the term of his employment agreement. The non-competition agreement in Mr. Golden's employment agreement will be binding on Mr. Golden for a period of two years following his resignation. Mr. Golden will continue to be bound by the confidentiality, non-disclosure and assignment of inventions covenants contained in the employment agreement.

     Matt Moog Employment Agreement

     We entered into an employment agreement with Matthew Moog for a term of three years beginning July 30, 2001, which appoints Mr. Moog chief executive officer and provides for a salary of $345,000 per year subject to periodic increases by our board of directors at its discretion. Mr. Moog is eligible to receive a bonus each year as determined by our board. We also granted Mr. Moog stock options to purchase 750,000 shares of common stock vesting over five years at an exercise price equal to the greater of market price on the day of execution of his employment agreement or the twenty day closing average of our common stock following execution of his employment agreement. In addition, we also accelerated the vesting of 250,000 other stock options held by Mr. Moog. If Mr. Moog's employment is terminated without cause, he is entitled to receive a severance payment equal to the greater of the present value of the compensation owed for the remainder of his employment agreement or the present value of the base annual salary then in effect.

     Each of our executive officers has signed our standard terms of employment detailing, among other things, his non-competition and confidentiality obligations and his at-will employment status. All of our executive officers are employees at-will and may be terminated at any time at the discretion of our Board of Directors.

Director Compensation

     Directors who are also our employees receive no compensation for serving on the Board of Directors. Directors who are not our employees do not currently receive any cash compensation from us for their service as members of the Board of Directors, although they are reimbursed for all travel and other expenses incurred in connection with attending board and committee meetings. Under our 1999 Non-Employee Director Stock Option Plan, non-employee directors were also eligible to receive automatic stock option grants upon their initial appointment to the Board of Directors and at each of our annual stockholder meetings. In connection with the adoption of our new 2001 plan, the Board has terminated the 1999 director plan and provided that directors will be eligible for stock options under the 2001 plan.

     In 2000, no director received options under the 1999 director plan.

Compensation Committee Interlocks and Insider Participation

     None of the members of our Compensation Committee is an officer or employee of CoolSavings. No executive officer of CoolSavings serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee. All of the members of the Compensation Committee have entered into loan transactions with us. Please see below the section entitled "Certain Relationships and Related Transactions." Until the formation of the Compensation Committee in December 1997, matters concerning executive compensation were addressed by the entire Board of Directors.

Report of the Audit Committee

     Our Board of Directors maintains an Audit Committee, which for the fiscal year ended December 31, 2000, was comprised of three of our outside directors:
Hugh R. Lamle, Albert Aiello and Richard H. Rogel. Our Board of Directors and the Audit Committee believe that the Audit Committee's member composition satisfied the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

     In accordance with its written charter adopted by the Board of Directors (set forth in Appendix I to this proxy statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     . reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP, CoolSavings' independent auditors;

     . discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as amended; and

     . reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC.

     The Audit Committee presents the following summary of all fees billed by PricewaterhouseCoopers LLP, CoolSavings' independent auditors, for the fiscal year ended December 31, 2000:

          . Audit Fees (for professional services rendered for the audit of the Company's 2000 financial statements and the reviews of the quarterly financial statements)- $184,000.

          . Financial Information Systems Design and Implementation Fees - $35,822.

     All Other Fees (consisting primarily of professional services rendered for the review of the Form S-1 and other consulting services) - $394,960.

     The Audit Committee has considered and determined that the level of fees of PricewaterhouseCoopers LLP's for provision of services other than the audit services is compatible with maintaining the auditor's independence.

                            Respectfully submitted,

                                 Hugh R. Lamle
                                 Albert Aiello
                               Richard H. Rogel

Shareholder Return Performance Presentation

  The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Nasdaq National Market, U.S. Index ("Nasdaq U.S. Index") and the Chase H&Q Internet Index for the period beginning on May 19, 2000, the date of our initial public offering, and ending on December 31, 2000. This chart assumes investment of $100, including reinvestment of dividends, at the closing sales price on the date of our initial public offering. We have never paid dividends on our common stock and have no present plans to do so. Total return is based on historical results and is not intended to indicate future performance.

                        COMPARE CUMLATIVE TOTAL RETURN
                          AMONG COOLSAVING.COM INC.,
               NASDAQ MARKET INDEX AND CHASE H&Q INTERNET INDEX

                                   [GRAPHIC]

                     ASSUME $100 INVESTED ON MAY 19, 2000
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 2000


                                 5/19/00   5/31/00   6/30/00   7/31/00   8/31/00   9/30/0   10/31/00   11/30/00   12/31/00
COOLSAVINGS.COM INC.              100.00    112.99    109.60     58.76     62.16    49.43      23.74      23.74      18.08
CHASE H&Q INTERNET INDEX          100.00     99.46    116.37    109.37    126.59   111.95      94.85      63.25      57.79
NASDAQ MARKET INDEX               100.00    100.00    117.03    110.90    123.66   108.07      98.53      76.18      72.27



  Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Performance Graph nor the Compensation Committee Report and Audit Committee

Report included elsewhere in this proxy statement is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports of ownership and changes of ownership with the SEC. Based solely on our review of the copies of such reports received by us, and written representations from certain reporting persons, we believe, that during the year ended December 31, 2000, our directors, executive officers and beneficial owners of more than 10% of our common stock have complied with all filing requirements applicable to them.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of our common stock as of July 30, 2001, by:

     . each person known by us to beneficially own more than 5% of our common stock;

     .   each Named Executive Officer;

     .   each of our directors; and

     .   all executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after July 30, 2001, are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to the shares indicated, subject to applicable community property laws. Beneficial ownership percentage is based on 39,093,660 shares of common stock outstanding as of July 30, 2001.

     Unless indicated otherwise, the address of the beneficial owners is: c/o coolsavings.com inc., 360 N. Michigan Avenue, 19th Floor, Chicago, Illinois 60601.

                                                                                       Percentage of
                                                                    Shares                 Shares
                                                                 Beneficially           Beneficially
Name and Address of Beneficial Owner                                Owned                  Owned
-----------------------------------                                 -----                  -----
Lend Lease International Pty. Limited                             10,889,636               27.86%
Level 44, Australia Square
Sydney, Australia 2000

Steven M. Golden                                                   6,101,815(1)            15.14

Matthew Moog                                                         854,555(2)             2.16

John J. Adams                                                         82,800(3)                *

Jonathan J. Smith                                                     82,800(4)                *

Paul Case                                                             16,300                   *

Albert Aiello                                                         69,000(5)                *
81 Carisbrooke Rd.
Wellesley, Massachusetts  02481

Robert J. Kamerschen                                                 159,224(6)                *
200 Day Hill Rd.
Windsor, Connecticut 06095

Hugh R. Lamle                                                      2,574,523(7)             6.34
c/o M.D. Sass
1185 Avenue of the Americas
New York, New York 10036

Lynette H. Mayne                                                      70,000(8)                *
Level 44, Australia Square
Sydney, Australia 2000

Richard H. Rogel                                                   8,882,613(9)            21.89
56 Rose Crown
Avon, Colorado 81620

All directors and executive officers as a group                   18,893,630               42.87
  (10 persons)(10)

  *  Less than 1%.

(1) Includes 4,382,315 shares of common stock held by a revocable trust, of which Mr. Golden is the trustee; 172,500 shares of common stock held by Steven M. Golden LLC, which is controlled by Mr. Golden; and 1,213,000 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(2) Includes 238,269 shares of common stock held by Moog Investment Partners, LP, which is controlled by Mr. Moog; and 551,787 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(3) Includes 73,600 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(4) Includes 82,800 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(5) Includes 11,500 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(6) Includes 11,500 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(7) Includes 289,970 shares of common stock held by HLBL Family Partners, LP, which is controlled by Mr. Lamle; 1,500 shares held by a foundation controlled by Mr. Lamle; and 1,511,500 shares of common stock subject to options, warrants and convertible notes exercisable within 60 days after July 30, 2001.

(8) Includes 1,000 shares held by Ms. Mayne's husband; and 11,500 shares of common stock subject to options exercisable within 60 days after July 30, 2001.

(9) Includes 75,000 shares held by a trust of which Mr. Rogel is the trustee; 139,700 shares held by a limited partnership, of which Mr. Rogel is a partner; and 1,511,500 shares of common stock subject to options, warrants and convertible notes exercisable within 60 days after July 30, 2001.

(10) Includes 4,978,687 shares of common stock subject to options, warrants and convertible notes exercisable within 60 days after July 30, 2001.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lend Lease

     In connection with an Investment Agreement between Lend Lease and CoolSavings dated June 1, 1998, CoolSavings, Lend Lease and certain of our shareholders entered into a shareholders agreement under which, among other things, Lend Lease designated three persons to serve on our Board of Directors. Albert Aiello and Robert J. Kamerschen are currently the directors designated by Lend Lease. Lynette Mayne, the other director designated by Lend Lease declined to stand for reelection at the annual meeting. The provisions in the shareholders agreement addressing the composition of our Board of Directors terminated upon the completion of our initial public offering in May 2000. Two of our shareholders have also agreed to vote in favor of the election of a director nominated by Lend Lease. Please see above, "Election of

Directors -Board of Directors."

     In April 1999, Lend Lease agreed to loan us up to $3.5 million, which we could borrow in our discretion by December 31, 1999. In October 1999, we borrowed nearly $3.5 million under convertible subordinated notes issued to Lend Lease. The principal on these notes automatically converted into 554,982 shares of our common stock upon completion of our initial public offering


  Loans to Directors

     On February 4, 1999, our Board of Directors authorized the payment of the exercise price of outstanding options and warrants held by our directors and other warrant holders by delivery of promissory notes to us with the following terms: (a) all principal and accrued and unpaid interest is due on the fourth anniversary of the issuance of each note; (b) the notes bear interest at rates between 4.83% and 6.71% per annum (the then applicable federal rate); (c) accrued interest is payable annually; (d) each note is secured by the shares of common stock issued upon exercise of such option or warrant; and (e) the maker is personally liable on the note to the extent of all accrued interest on the note plus 20% of the total principal amount of the note. Pursuant to this Plan, current and former directors exercised warrants and options to acquire a total of approximately $1.7 million shares of common stock for notes in the aggregate principal amount of approximately $3.4 million.

     Prior to the date of our initial public offering, the following directors exercised their outstanding options and warrants in exchange for the delivery of a promissory note with the terms described above:

                                          Shares Issued     Principal Amount of
Name                                      Upon Exercise            Note
----                                      -------------     -------------------

Richard H. Rogel, Trustee                     862,500          $1,181,250(1)
Albert Aiello                                  57,500             120,922
Hugh R. Lamle                                  57,500             120,922
Lynette Mayne                                  57,500             120,922

(1) Mr. Rogel delivered 13 notes in the aggregate principal amount of $1,050,000 upon the exercise of warrants to purchase 805,000 shares of common stock and delivered an additional note in the principal amount of $131,250 upon the exercise of an option to purchase 57,500 shares of common stock. All of these notes have identical terms and conditions as described above.

    On April 3, 2000, Steven M. Golden, our Chairman and Chief Executive Officer, exercised his vested options to purchase 322,000 shares of our common stock in exchange for the delivery of a promissory note in the principal amount of $700,000 with the terms as described above, except that the interest rate is 6.71% per annum (the applicable federal rate). Each of the loans described above has been forgiven by CoolSavings, see "Interests of Directors and Officers in the Landmark Transaction - Forgiveness of Promissory Notes".

  Options to Director

  On July 13, 1999, we granted to Richard H. Rogel, one of our directors, an option to purchase 115,000 shares of our common stock at a price of $4.37 per share. Mr. Rogel exercised this option by delivering to us a full recourse promissory note in the original principal amount of $502,354. This note bears interest at the rate of 5.86% per annum (the then applicable federal rate), provides for annual payments of accrued interest and is due in full on the fourth anniversary of the note.

  Indebtedness of Directors and Management

  The following table presents the largest aggregate amount of indebtedness owing to us during the fiscal year ended December 31, 2000 by our current executive officers and directors to whom we have made a loan as described above, as well as the amounts outstanding as of June 30, 2001:

                                                                              Aggregate Amount
                                  Largest Aggregate Amount Outstanding        Outstanding as of
Name                            During  Fiscal Year Ended December 31,          June 30, 2001
----                            --------------------------------------          -------------
                                                  2000
                                                  ----
Steven M. Golden                            $  781,844                           $  805,136
Richard H. Rogel                             1,826,046                            1,869,408
Albert Aiello                                  131,210                              134,138
Hugh R. Lamle                                  131,210                              134,138
Lynette Mayne                                  131,210                              133,658

  At a meeting held on July 18, 2001, the directors present (director Kamerschen could not attend) engaged in a discussion of the facts surrounding these notes. There followed a deliberation of the potential benefits and detriments of several alternatives concerning the notes including possible forgiveness of the amounts owing under the notes. After due consideration, the directors by a vote of four in favor (director Aiello abstaining) authorized CoolSavings to forgive the principal and accrued interest owing under these notes. See "Interests of Directors and Officers in the Landmark Transaction - Forgiveness of Promissory Notes".

 Private Placement

  In March 2001, Richard H. Rogel and Hugh R. Lamle and one other unaffiliated third party each purchased our 8% Senior Subordinated Convertible Notes due March 1, 2006. Each of Messrs Rogel and Lamle purchased $1 million of the notes. These notes carry warrants to purchase one share of our common stock for every $2.00 of principal indebtedness under each note for a total of one million shares subject to warrants. The warrants have an exercise price of $1.25 per share. The exercise price may be reduced to $1.00 in the event of a sale of substantially all of our assets or a change in control of CoolSavings. The notes are convertible at any time into the our common stock at a conversion rate equal to one share for each outstanding dollar of principal and accrued interest, at the election of the note holder. Interest is payable quarterly, and for periods prior to April 1, 2003, we have the option to pay interest on the outstanding principal balance of the notes in cash or by delivery of additional notes in an amount equal to the amount of the interest. As part of the investment, we agreed that in the event we sold securities to investors in a private placement before August 31, 2001, we would permit Messrs. Lamle and Rogel to convert their investment in the notes and warrants to an investment on essentially the same economic terms as the investment offered to the investors in the private placement. The holders of the notes have elected to exchange their notes and warrants for shares of Series C Preferred Stock in connection with the Landmark Transaction. See above section entitled "Terms of the Series C Preferred Stock."

Loan From Director

  On June 26, 2001, Richard H. Rogel, loaned CoolSavings $219,000 to satisfy a mediation award. The Company paid the entire amount due and owing under the note immediately after receiving the Loan under the Senior Secured Note. Interest on the loan was calculated at the prime commercial lending rate plus two (2%) percent.

                              GENERAL INFORMATION

Independent Public Accountants

     The Board selected PricewaterhouseCoopers LLC as our independent public accountants for the fiscal year ended December 31, 2000 and has approved the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001. Representatives of PricewaterhouseCoopers are expected to be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Shareholders' Proposals

     Any and all shareholder proposals for inclusion in the proxy materials for our next annual meeting of shareholders must comply with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and must be received by us, at our offices at 360 N. Michigan Avenue, 19th floor, Chicago, IL 60601, not later than March 21, 2002. Such proposals should be addressed to our Secretary.

     Our Bylaws also contain certain provisions which affect shareholder proposals. Under the Bylaws, at an annual or special meeting of shareholders, only shareholder proposals properly brought before the meeting may be acted upon. To be properly brought before a meeting of shareholders, business must be
(i) in the case of a special meeting, specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder by complying with the advance notice procedures set forth in the Bylaws.

Annual Report

     Shareholders are concurrently being furnished with a copy of the Company's Annual Report for the year ended December 31, 2000.

Incorporation by Reference

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public through the SEC's website at http://www.sec.gov."
                 --------------------

     This proxy statement incorporates documents by reference which are not presented in this proxy statement and which are not delivered with this proxy statement. The information incorporated by reference is considered to be part of this proxy statement, and later information filed with the SEC will update and supercede this information. If this proxy statement was delivered to you by CoolSavings, we will provide you without charge a copy of any document incorporated by reference that you request (excluding exhibits, unless they are specifically incorporated by reference). Written requests for such copies should be sent to our executive offices, 360 N. Michigan Ave., 19th floor, Chicago, Illinois 60601, Attention: Secretary. Telephone request for copies can be made to (312) 224-5000.

     To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this proxy statement entitled "Report of the Compensation Committee on Executive Compensation" and "Shareholder Return Performance Presentation" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

Other Matters

     Management knows of no matters which will be presented for consideration at the annual meeting other than those stated in the notice of meeting. However, if any other matters do properly come before the annual meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters, including the election of a director or directors other than those named in this proxy statement should an emergency or unexpected occurrence make the use of such discretionary authority necessary, and also regarding matters incident to the conduct of the meeting.

     Shareholders are requested to date, sign and return the enclosed proxy in the enclosed postage-paid envelope. So that the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting may be assured, prompt execution and return of the proxy is requested.

                                    By Order of the Board of Directors

                                    ROBERT D. GORMAN
                                    Secretary
Dated: August ___, 2001

                                                                      Appendix A

================================================================================

                         SECURITIES PURCHASE AGREEMENT

                                    between

                        LANDMARK COMMUNICATIONS, INC.,

                          LANDMARK VENTURES VII, LLC

                               COOLSAVINGS, INC.

                                      and

                             COOLSAVINGS.COM INC.

                                 July 30, 2001

===============================================================================

                             COOLSAVINGS.COM INC.

                         SECURITIES PURCHASE AGREEMENT

          THIS SECURITIES PURCHASE AGREEMENT dated as of July 30, 2001 (the "Agreement") between and among COOLSAVINGS.COM INC., a Michigan corporation (the
 ---------
"Company"), COOLSAVINGS, INC., a Delaware corporation ("Newco"), LANDMARK
 -------                                                -----
COMMUNICATIONS, INC., a Virginia corporation ("LCI"), and LANDMARK VENTURES VII,
                                               ---
LLC, a Delaware limited liability company ("LV") (LCI and LV are each a
                                            --
"Landmark Party" and collectively the "Landmark Parties").
 --------------                        ----------------

          WHEREAS, the Company and LCI entered into a non-binding Term Sheet dated June 5, 2001 (the "Term Sheet") which stated the general terms and
                         ----------
conditions upon which LCI or certain of its affiliates would lend to and invest in the Company up to Fifteen Million Dollars

($15,000,000) in exchange for a Senior Secured Note, certain Warrants and shares of Series B Preferred Stock (each as defined below); and

          WHEREAS, in anticipation of this Agreement, the Company and LCI entered into a Loan and Security Agreement dated June 14, 2001, as amended on June 27, 2001 and July 26, 2001 (the "Bridge Loan Agreement"), pursuant to which
                                      ---------------------
LCI has advanced to the Company One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (the "Bridge Loan Amount") which was borrowed
                   ------------------
pursuant to a Master Note for such amount (the "Bridge Note"); and
                                                -----------

          WHEREAS, the Company and LCI are contemporaneously herewith amending and restating the Bridge Loan Agreement with the Amended and Restated Loan Agreement attached hereto as Exhibit A (the "Amended Loan Agreement") pursuant
                             ---------       ----------------------
to which the amount advanced to the Company is being increased to an aggregate total of Five Million Dollars ($5,000,000) (the "Senior Secured Loan"); and
                                                 -------------------

          WHEREAS, contemporaneously herewith, LCI is delivering to the Company the Bridge Note and Three Million Two Hundred Fifty Thousand Dollars ($3,250,000) in cash (less all interest that has accrued under the Bridge Note) in consideration for the execution, delivery and issuance by the Company of a 12% Senior Secured Note (together with any amendments thereto, the "Senior
                                                                    ------
Secured Note"), which shall evidence the Senior Secured Loan and amend and
------------
restate the Bridge Note in its entirety; and

          WHEREAS, the Senior Secured Note shall initially be due six months from the date hereof and have the rights and privileges set forth in the form of Exhibit B attached hereto; and
---------

          WHEREAS, under the Amended Loan Agreement, the Company has also made a Grid Note (the "Grid Note") attached hereto as Exhibit C pursuant to which LCI
                ---------                      ---------
may at its option record additional advances requested by and made to the Company or obligations incurred by the Company pursuant to the Amended Loan Agreement; and

          WHEREAS, from and after the consummation of the First Tranche Closing (defined below) contemplated hereby, the terms of the Senior Secured Note provide that the maturity date shall be adjusted to June 30, 2006, and the interest rate shall be adjusted to 8% per annum (all subject to the express terms of the Senior Secured Note); and

          WHEREAS, in connection with the issuance of the Senior Secured Note, the Company has agreed to issue to LCI warrants substantially in the form attached as Exhibit D hereto (the "Warrants"), which are exercisable through
            ---------              --------
July 30, 2009, for shares of common stock of the Company ("Common Stock"); and
                                                           ------------

          WHEREAS, from issuance through the First Tranche Closing, the Warrants shall (subject to the terms of the Warrants) be exercisable at $0.01 per share into that number of shares of Common Stock (the "Warrant Shares") equal to 19.9%
                                                 --------------
of all shares of Common Stock outstanding (calculated as provided under the Warrants) and, from and after the First Tranche Closing, the terms of the Warrants provide that the exercise price shall be adjusted to $0.50 per share and the number of Warrant Shares shall be adjusted to 10,000,000 shares, subject to adjustments required to be made pursuant to the terms of the Warrants, including without limitation, (i) a re-set in the price to $0.75 per share after the fourth anniversary of the issuance of the Warrants, (ii) adjustments in connection with the antidilution provisions of the Warrants, and
(iii) increases in the number of Warrant Shares required to reflect the issuance of additional Warrants (the "PIK Warrants") issued in connection with the
                             ------------
payment in kind of interest accrued after the First Tranche Closing under the Senior Secured Note (the shares of Common Stock issuable upon exercise of the PIK Warrants are "PIK Warrant Shares" and also "Warrant Shares"); and
                  ------------------            --------------

          WHEREAS, the Company desires to sell and issue to LV and LV wishes to purchase from the Company up to Ten Million Dollars ($10,000,000.00) of the Company's shares of Preferred Stock, designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"); and
                       ------------------------

          WHEREAS, based on the business judgment of the Board of Directors of the Company and in furtherance of the transactions contemplated hereby, the Board of Directors has authorized and approved, and is recommending to the shareholders of the Company for their approval, the merger of the Company pursuant to the Agreement and Plan of Merger substantially in the form attached hereto as Exhibit E ("Agreement and Plan of Merger") with Newco, a newly-formed,
          ---------   ----------------------------
wholly-owned subsidiary of the Company organized in the State of Delaware, prior to LV's purchase of the Series B Preferred Stock (the "Merger"); and
                                                       ------

          WHEREAS, in connection with and prior to such Merger, the Company shall cause Newco to be duly organized through the filing of the Certificate of Incorporation attached hereto as Exhibit F (the "Restated Charter") with the
                                 ---------       ----------------
State of Delaware and the adoption of the organizational actions (including, without limitation, the adoption of Newco's bylaws) attached hereto as Exhibit
                                                                       -------
G; and
-

          WHEREAS, pursuant to the Agreement and Plan of Merger, Newco shall assume all of the rights, liabilities and obligations of the Company including, without limitation, all obligations of the Company under this Agreement and the Transaction Documents; and

          WHEREAS, if the requisite number of shareholders of the Company fail to approve the Merger, the Board of Directors of the Company has authorized and approved the Series B Preferred Stock pursuant to the Certificate of Designation attached hereto as Exhibit H (the "Series B Certificate of Designation") which
                   ---------       -----------------------------------
has been filed with the Department of Commerce and Industry Services of the State of Michigan (the "DCIS"); and
                        ----

          WHEREAS, the shares of Series B Preferred Stock to be purchased hereunder, whether from the Company or Newco as its successor (in each case and including the Option Shares, defined below, hereinafter the "Series B Preferred
                                                             ------------------
Stock") shall accrue dividends on a quarterly basis payable solely in kind (the
-----
"PIK Shares") and shall be (together with accrued and cumulated dividends
 ----------
thereon) convertible, pursuant to the terms of the Company's articles of incorporation or Newco's certificate of incorporation, as applicable, into shares (the "Converted Shares") of Common Stock of the Company or Newco, as
             ----------------
applicable; and

           WHEREAS, the Landmark Parties will have registration rights with respect to the Converted Shares and the Warrant Shares, pursuant to the terms of that certain Registration Rights Agreement to be entered into between the Company and the Landmark Parties, substantially in the form attached as Exhibit
                                                                        -------
I hereto ("Registration Rights Agreement"); and
-          -----------------------------

           WHEREAS, the Landmark Parties wish to purchase the Senior Secured Note, the Warrants and the Series B Preferred Stock (collectively with the Warrant Shares and the PIK Shares, the "Securities") on all of the other terms
                                        ----------
and subject to the conditions set forth in this Agreement; and

           WHEREAS, capitalized terms used herein but not defined shall have the respective meanings given to such terms under Section 10.1 below.

           NOW THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees with the Landmark Parties as follows:

SECTION 1. AUTHORIZATION OF SERIES B PREFERRED STOCK
           -----------------------------------------

           The Company has authorized and designated shares of Series B Preferred Stock. The terms, powers, preferences, qualifications, limitations and relative rights of the Series B Preferred Stock are set forth in the Series B Certificate of Designation. Upon and subject to shareholder approval of the Merger, the Company shall cause the Merger to be consummated pursuant to the Agreement and Plan of Merger, whereupon Newco will assume all of the Company's obligations hereunder and all representations, warranties and covenants shall be made and performed by Newco. The terms, powers, preferences, qualifications, limitations and relative rights of the Series B Preferred Stock to be sold by Newco hereunder are set forth in the Restated Charter.

SECTION 2. PURCHASE AND SALE OF SECURITIES
           -------------------------------

           2.1.  Issuance of Senior Secured Note
                 -------------------------------

           Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties set forth below (and upon the satisfactory completion of the conditions listed on Schedule 2.1 hereto), as
                                                        ------------
of the date hereof the Company shall sell to LCI, and LCI shall purchase from the Company, the Senior Secured Note and the Warrants for an aggregate purchase price of Five Million Dollars ($5,000,000.00) (the "Note Purchase Price"). Such
                                                    -------------------
sale and purchase shall be effected on the date hereof by the Company executing and delivering to LCI the duly executed Amended Loan Agreement, Senior Secured Note and Warrants, against delivery by LCI to the Company of (a) the Note Purchase Price (less the outstanding balance under the Bridge Note and any accrued and unpaid interest thereon) by wire transfer of immediately available funds to such account as the Company shall designate prior to the date hereof and (b) the Bridge Note.

          2.2.  Issuance of First Tranche of Series B Preferred Stock
                -----------------------------------------------------

          (a) Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties set forth below, on the First Tranche Closing Date (defined below) the Company shall sell to LV, and LV shall purchase from the Company 32,180,405 shares of Series B Preferred Stock (the "First Tranche of Purchased Preferred Stock"), for a cash purchase price of
      ------------------------------------------
Five Million Dollars ($5,000,000.00) (the "First Tranche Purchase Price"). Such
                                           ----------------------------
sale and purchase shall be effected on the First Tranche Closing Date by the Company executing and delivering to LV, duly registered in its name, a duly executed stock certificate evidencing the Series B Preferred Stock being purchased by it, against delivery by LV to the Company of the First Tranche Purchase Price (less any debt under the Grid Note that LCI requests be applied to the Purchase Price) by wire transfer of immediately available funds to such account as the Company shall designate prior to the First Tranche Closing Date.

          (b)   The closing of such sale and purchase (the "First Tranche
                                                            -------------
Closing") shall take place at 10:00 A.M., New York City time, on the second
-------
business day after the satisfaction or waiver of the conditions set forth in Sections 6 and 8 hereof at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019 (the "Willkie Offices"), or at such other place and
                                 ---------------
time as may be mutually agreed to by the parties hereto (the "First Tranche
                                                              -------------
Closing Date").
------------

          2.3.  Issuance of Second Tranche of Series B Preferred Stock
                ------------------------------------------------------

          (a) At any time after the First Tranche Closing Date but not later than December 31, 2001 (such date to be October 25, 2001, in the event all of the conditions to closing under Section 2.3(c) below have been satisfied or waived by such date), LV, in its sole discretion (and in reliance upon the representations and warranties set forth below), shall have the option to purchase from the Company (the "Second Tranche Purchase Option"), and the
                                ------------------------------
Company shall be obligated to sell to LV, 32,180,405 shares of Series B Preferred Stock (the "Second Tranche of Purchased Preferred Stock"), for a
                      -------------------------------------------
cash purchase price of Five Million Dollars ($5,000,000.00) (the "Second
                                                                  ------
Tranche Purchase Price").  Such sale and purchase shall be effected on the
----------------------
Second Tranche Closing Date by the Company executing and delivering to LV, duly registered in its name, a duly executed stock certificate evidencing the Series B Preferred Stock being purchased by it (together with the certificates and opinion contemplated under Sections 7.3 and 7.5 below, respectively), against delivery by LV to the Company of the Second Tranche Purchase Price (less any debt under the Grid Note that LCI requests be applied to the Purchase Price) by wire transfer of immediately available funds to such account as the Company shall designate prior to the Second Tranche Closing Date. None of the Landmark Parties shall have any obligation hereunder to exercise the Second Tranche Purchase Option.

          (b) Except as otherwise provided in Section 2.3(c) below, the closing of such sale and purchase (the "Second Tranche Closing", and together
                                        ----------------------
with the First Tranche Closing, the "Closings") shall take place at 10:00 A.M.,
                                     --------
New York City time, on the fifth business day after LV provides the Company with written notice that LV has elected to exercise the Purchase Option, at the Willkie Offices, or at such other place and time as may be mutually agreed to by the parties hereto (the "Second Tranche Closing Date", and together with the
                         ---------------------------
First Tranche Closing Date, the "Closing Dates").
                                 -------------

          (c) If after the First Tranche Closing the Second Tranche Purchase Option has not been exercised, and the conditions set forth in Sections 7 and 8 below have been satisfied or waived, then the Second Tranche Closing shall take place at 10:00 A.M., New York City time, on October 25, 2001 (in such event, such date shall be the "Second Tranche Closing Date"). On the Second Tranche Closing Date, in reliance upon the representations and warranties set forth below, the Company shall sell to LV, and LV shall purchase from the Company the Second Tranche of Purchased Preferred Stock for the Second Tranche Purchase Price (less any debt under the Grid Note that LCI requests be applied to the Purchase Price). Such sale and purchase shall be effected in the same manner described in the penultimate sentence of Section 2.3(a) above.

          2.4.  Issuance of Additional Tranches of Series B Preferred Stock
                -----------------------------------------------------------

          (a) At any time and from time to time after the Second Tranche Closing Date but not later than December 31, 2002 (the "Additional Option
                                                        -----------------
Period"), if a Shortfall Event (defined below) occurs, LV, in its sole
------
discretion (and in reliance upon the Special Officer's Certificate, defined below), shall have the option to purchase from the Company (each option related to a Shortfall Event, a "Shortfall Purchase Option"), and the Company shall be
                         -------------------------
obligated to sell to LV, for a cash purchase price of $0.1554 per share (the "Share Price") up to that number of shares of Series B Preferred Stock (the
 -----------
"Available Option Shares") determined by dividing the Shortfall Amount (defined
 -----------------------
below) by the Share Price.

          (b) If a Shortfall Event occurs and LV elects to exercise the corresponding Shortfall Purchase Option, LV shall provide the Company with written notice of election specifying the number of Available Option Shares that LV will purchase and, on the third day after the Company's receipt of such notice (or at such other time as may be mutually agreed to by the parties hereto), the closing of such sale and purchase shall be effected at 10:00 a.m., New York City time at the Willkie Offices (or at such other place as may be mutually agreed to by the parties hereto). Each such closing (an "Additional
                                                                  ----------
Option Closing") shall be effected by the Company executing and delivering to
--------------
LV, duly registered in its name, a duly executed stock certificate evidencing the Series B Preferred Stock being purchased by it (together with the Special Officer's Certificate and the Special Opinion, defined below), against delivery by LV to the Company of the aggregate Share Price by wire transfer of immediately available funds to such account as the Company shall designate prior to the applicable closing.

          (c)   As used in this Section 2.4:

                (i)  "Shortfall Event" means any of:
                      ---------------

                     (A) The occurrence of an event which with or without notice or the passage of time or both would constitute a Forbearance Termination Event (as defined under the applicable Forbearance Agreement) under any of the Forbearance Agreements (defined below) that is curable by the payment of cash to the applicable forbearing party or through the infusion of cash into the Company;

                    (B) the occurrence of an event which with or without notice or the passage of time or both would constitute a breach or event of default under (1) any of the Key Agreements and Instruments (defined below) (including, without limitation, the Amended Loan Agreement) or any of the Material Contracts (defined below), (2) any material agreement by which the Company has received a license with respect to Intellectual Property, or (3) any real property lease, provided, such breach or event of default is curable by the payment of cash to the other party under the applicable agreement, license or lease;

                    (C) the failure by the Company to pay any account payable which is due and owing within ninety (90) days of its applicable due date, except as to any account payable being disputed by the Company in good faith and as to which the Company's chief financial officer or principal accounting officer has delivered to LV a certificate certifying to the dispute and the facts giving rise to the dispute;

                    (D) any litigation against the Company exists in which the adverse party may attach a lien against a material part of the Company's assets or is seeking to enjoin the Company from using any material asset, excluding any litigation listed on Schedule 3.13 or in which the Company has received an
                     -------------
opinion from its counsel that a judgment in favor of the Company is more likely than not;

                    (E) the failure by the Company during the Additional Option Period to maintain an excess of Current Assets over Current Liabilities at or above the amount shown (or derived/1/) for the corresponding week or quarter, as applicable, on the "coolsavings.com BASE CASE Cash Source & Use Forecast 2001 (Jun 18 to Dec 31) 7/27/01 12:00 AM" delivered by the Company to the Landmark Parties by e-mail dated July 27, 2001 (the "Base Forecast");/2/
                                            -------------

                    (F) the failure by the Company during the Additional Option Period to maintain an excess of Current Assets over Total Liabilities at or above the amount shown for the corresponding week or quarter, as applicable, on the Base Forecast; or

                    (G) the reduction by the Company during the Additional Option Period of its expenditures in any expense category shown on the Base Forecast by more than 10% or in all expense categories by more than 2% in the aggregate.

/1/ With respect to the calculation of "Current Liabilities" and "Total Liabilities", it is understood and agreed that to the extent balances are not explicitly set forth on the Base Forecast, the Base Forecast assumes that each capital lease and bank obligation and liability of the Company is being paid when due in accordance with the terms agreed upon at the closing of the Senior Secured Loan, including the terms of all applicable forebearance agreements, and that no additional obligation or liability to any lessor or lender has been incurred.

/2/ For purposes of identification, the Base Forecast indicates Projected Cash (Requirement) of $1,565,494.43 at 31-Dec-01 and $102,921.99 at 4th quarter 2002.

     (ii)   "Shortfall Amount" means the cash amount required to cure an
             ----------------
     applicable Shortfall Event.

     (iii)  "Special Officer's Certificate" means a duly executed officer's
             -----------------------------
     certificate which shall be delivered to LV at each Additional Option Closing and which shall be substantially similar in form to the certificate described in Section 6.3 below and certify the same matters required under
     Section 6.3, provided the certifications (and the representations and warranties that reference a "Closing Date") shall be made as of the actual date of the Additional Option Closing and may be qualified by an updated disclosure schedule attached to the certificate.

     (iv)   "Special Opinion" means a duly executed opinion of counsel which
             ---------------
     shall be delivered to LV at each Additional Option Closing and which shall be substantially similar in form to the opinion described in Section 6.6 below, conformed to delete those opinions unrelated to the issuance of shares and to reflect changes resulting from the passage of time.

            (d) The aggregate Purchase Price paid by LV in connection with the exercise of each Shortfall Purchase Option shall be used exclusively by the Company to cure the applicable Shortfall Event and, in connection therewith, LV may require that such Purchase Price be placed in escrow pending such application or otherwise transferred and applied in a manner satisfactory to LV.

            (e) None of the Landmark Parties shall have any obligation hereunder to exercise any Shortfall Purchase Option or any implied duty in connection therewith; each such option being exercisable at LV's option and in its sole and absolute discretion. No waiver by LV of its right to exercise a Shortfall Purchase Option upon the occurrence of any Shortfall Event shall be deemed to preclude the occurrence of any subsequent Shortfall Event or a further or continuing waiver of any Shortfall Purchase Option related to any subsequent Shortfall Event.

            (f) With respect to all shares of Series B Preferred Stock purchased after the First Tranche Closing, LV shall be entitled to all anti-dilution protections applicable to the shares of Series B Preferred Stock under the Articles of Incorporation or Restated Charter, as applicable, on the same basis as if LV had been issued such shares at the First Tranche Closing and would consequently be entitled to protection for below market issuances on and after that date.

            2.5. Equitable Adjustment.
                 --------------------

            The number of shares of Series B Preferred Stock to be purchased pursuant to this Section 2 assumes the filing of the Restated Charter with the Secretary of State of Delaware and the consummation of the Merger. If such Merger is consummated, Newco shall succeed to all obligations under this Purchase Agreement including without limitation the obligation to issue and deliver the Securities under the same terms and conditions as set forth in this
Section 2. In the event that prior to the First Tranche Closing the Restated Charter is not filed with the Secretary of State of Delaware and the Merger is not consummated, and LV, in its sole discretion, elects to proceed with the First Tranche Closing, then the Series B Preferred Stock purchased at the First Tranche Closing shall be issued pursuant to the Series B Certificate of Designation and the number of shares of Series B Preferred Stock issued at such closing shall be 3,218,040.50.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
            ---------------------------------------------

            The Company represents and warrants to the Landmark Parties that, except as set forth on the correspondingly numbered section of the Disclosure Schedule attached hereto and delivered to the Landmark Parties in connection herewith, the statements contained in this Section 3 are true, complete and correct and will be true, complete and correct as of each Closing Date:

            3.1.  Corporate Organization and Authority
                  ------------------------------------

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. Attached hereto as Exhibits J and K, respectively, are true and complete copies of the articles of
----------------
incorporation (the "Articles of Incorporation") and the bylaws (the "Bylaws") of
                    -------------------------                        ------

the Company, each as amended through July 30, 2001 (collectively, the "Michigan
                                                                       --------
Organizational Documents").
------------------------

            (b) Upon the filing of the Restated Charter and the consummation of the Merger, Newco will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Attached hereto at Exhibits F and G, respectively, are true and complete copies of the Restated
----------     --
Charter and the bylaws of Newco, each as amended through the date of the Merger (collectively, the "Delaware Organizational Documents" and together with the
                    ---------------------------------
Michigan Organizational Documents, the "Organizational Documents").
                                        ------------------------

            (c) The Company has all requisite power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as now conducted except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the business, properties, assets, liabilities, prospects, profits, results of operations or condition (financial or otherwise) of the Company or the ability of the Company to consummate the transactions contemplated hereby (a "Material Adverse Effect"). The Company has all requisite power and authority to
 -----------------------
execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

            (d) The Company has filed all necessary documents to qualify to do business as a foreign corporation in, and the Company is in good standing under the laws of, each jurisdiction in which the conduct of the Company's business or the nature of the property owned, operated or leased requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect.

            3.2.  Subsidiaries
                  ------------

            Other than Newco, the Company has no subsidiaries and no interests or investments in any partnership, trust or other entity or organization.

          3.3.  Capitalization
                --------------

          (a) As of July 30, 2001, the authorized capital stock of the Company consists of (i) 100,000,000 shares of its Common Stock, and (ii) 10,000,000 shares of preferred stock, of which (A) 8,695,000 shares are designated as Series B Preferred Stock and (B) 1,300,000 shares are designated Series C Preferred Stock. Upon filing of the Restated Charter with the Secretary of State of Delaware prior to the First Tranche Closing, the authorized capital stock of the Company will consist of a total of six hundred fifty (650,000,000) million shares of Newco stock which shall consist of: (i) three hundred seventy nine (379,000,000) million shares of its Common Stock, $0.001 par value per share, and (ii) two hundred seventy one (271,000,000) million shares of preferred stock, $0.001 par value per share, of which (A) two hundred fifty eight (258,000,000) million shares will be designated as Series B Preferred Stock, and
(B) thirteen (13,000,000) million shares will be designated as "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"). The Company's
                                   ------------------------
Board of Directors has adopted a resolution dated July 12, 2001, authorizing and directing the organization of Newco and the filing of the Restated Charter in connection therewith and recommending to the shareholders that the Merger be approved. As of July 30, 2001, the issued and outstanding shares of capital stock of the Company consist of 39,093,660 shares of Common Stock, and at each Closing the issued and outstanding shares of capital stock of the Company will be the same, except to the extent that additional shares of Common Stock are issued upon valid exercise of warrants, options and convertible securities that are issued and outstanding as of July 30, 2001 as reflected on Schedule 3.3(a),
                                                               ---------------
to the extent that shares of Series B Preferred Stock are issued pursuant to this Agreement and to the extent that shares of Series C Preferred Stock are issued pursuant to Section 6.15 below. There are no shares of preferred stock designated as "Series A Preferred Stock" other than shares already issued, converted and retired none of which is held in treasury or otherwise available for re-issuance.

          (b) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, and were issued in accordance with the registration or qualification requirements of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Upon issuance, sale and delivery as contemplated by this Agreement, the Series B Preferred Stock will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free of all preemptive or similar rights, and entitled to the rights therein described. Upon their issuance in accordance with the terms of the Series B Preferred Stock and Warrants, and in the case of the Warrants, upon and against payment therefor, the PIK Shares and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants, as applicable, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company, free of all preemptive or similar rights except as contemplated by the Transaction Documents.

          (c) Except for the exercise and conversion rights which attach to the warrants, options and convertible securities which are listed on Schedule
                                                                     --------
3.3(a) hereto and to the Series B Preferred Stock, Series C Preferred Stock and
------
the Warrants, on the Closing Dates there will be no shares of Common Stock or any other equity security of the Company issuable upon conversion or exchange of any security of the Company nor will there be any rights, options or warrants outstanding or other agreements to acquire shares of Common Stock nor will the Company be contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. No shareholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company. The Company's Series C Preferred Stock is, and will be, in all respects junior to the Series B Preferred Stock with the designations set forth in the Certificate of Designation with respect to the Series C Preferred Stock attached hereto as Exhibit L (the "Series C Certificate of Designation" and,
                   ---------       -----------------------------------
collectively with the Series B Certificate of Designation, the "Certificates of
                                                                ---------------
Designation") or the Restated Charter, as applicable. Except as set forth on
-----------
Schedule 3.3(a), there are no other scrip, rights to subscribe to, calls or
---------------
commitments of any character whatsoever relating to, or securities or rights exchangeable for or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible or exchangeable into shares, of capital stock of the Company. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

          (d)  Except as set forth in Schedule 3.3(d), there are no outstanding
                                      ---------------
securities issued by the Company that are entitled to registration rights under the Securities Act. Except as set forth in Schedule 3.3(d), there are no
                                           ---------------
outstanding securities issued by the Company that are directly or indirectly convertible into, exercisable into, or exchangeable for, shares of Common Stock of the Company, or that have anti-dilution or similar rights that would be affected by the issuance of the Securities, the Converted Shares or the Warrant Shares.

          (e) As of each Closing Date, the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company and Newco will be set forth in the Articles of Incorporation (as amended by the Certificates of Designation) or the Restated Charter, as applicable, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions will upon filing be valid, binding and enforceable and in accordance with all applicable laws.

          (f) Upon consummation of the Merger, all outstanding shares of capital stock of Newco shall have been duly and validly issued and fully paid and non-assessable, and shall have been issued in accordance with the registration or qualification requirements of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Upon consummation of the Merger, all securities of the Company shall become securities of Newco in accordance with the terms of the Agreement and Plan of Merger.

          3.4. Issuance of Common Stock
               ------------------------

          The Converted Shares and the Warrant Shares are duly authorized and reserved for issuance and, upon issuance, the Converted Shares and the Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and, if the Common Stock is then listed and traded on the Nasdaq National Market, the Converted Shares and Warrant Shares will be entitled to be traded on the Nasdaq

National Market (or on any market that the outstanding stock is traded on, the "Approved Markets"), and the holders of such Converted Shares and Warrant Shares
 ----------------
shall be entitled to all rights and preferences accorded to a holder of Common Stock.

          3.5. Corporate Proceedings, etc.
               ---------------------------

          The Company has authorized the execution, delivery, and performance of the Transaction Documents to be executed by it and each of the transactions and agreements contemplated hereby and thereby. No other corporate action is necessary to authorize such execution, delivery of the Transaction Documents and no other corporate action is necessary to authorize the performance of the Transaction Documents (excluding shareholder approval for the Merger). Upon such execution and delivery, each of the Transaction Documents shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Company has authorized the issuance and delivery of the Securities in accordance with this Agreement and, subject to the issuance of the Series B Preferred Stock and Warrants, the Company will have a sufficient number of shares of Common Stock reserved for initial issuance upon conversion of the Series B Preferred Stock (including PIK Shares) and the exercise of the Warrants (including the PIK Warrants).

          3.6. Consents and Approvals
               ----------------------

          Except as set forth on Schedule 3.6 and except for the shareholder
                                 ------------
approval for the Merger, the execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby do not require the Company to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority.

          3.7. Absence of Defaults, Conflicts, etc.
               ------------------------------------

          Except as set forth on Schedule 3.7, the execution and delivery of the
                                 ------------
Transaction Documents and the approval of the Board of Directors of the Company and the submission to the shareholders of the Company for approval of the Merger do not, and the fulfillment of the terms hereof and thereof by the Company, and the issuance of the Series B Preferred Stock, PIK Shares, the Warrants and the PIK Warrants (and the Common Stock issuable upon conversion or exercise thereof) and the execution of the Senior Secured Note will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or permit the acceleration of rights under or termination of, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or other material agreement of the Company (collectively the "Key
                                                                            ---
Agreements and Instruments"), or the Organizational Documents (except to the
--------------------------
extent the Merger will require shareholder approval), or any rule or regulation of any court or federal, state or foreign regulatory board or body, or administrative agency having jurisdiction over the Company or over its properties or businesses. Except as set forth on Schedule 3.7, no event has
                                                 ------------
occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under any such Key Agreements and Instruments or under any license, permit or authorization to which the Company is a party or by which it may be bound. There is not a pending Takeover Proposal and the Company is in compliance with the terms of that certain exclusivity letter with LCI dated June 5, 2001.

          3.8. Absence of Certain Developments
               -------------------------------

          Except as disclosed in the Public Filings and except as set forth on
Schedule 3.8, since May 15, 2001 there has been no (i) material adverse change
------------
in the condition, financial or otherwise, of the Company or in its assets, liabilities, properties, or business or prospects, (ii) declaration, setting aside or payment of, or any agreement by the Company to declare, set aside or pay, any dividend or other distribution with respect to the capital stock of the Company (or repurchase or redemption of any capital stock), (iii) issuance of, or any agreement by the Company to issue, capital stock (other than pursuant to the exercise of options, warrants, or convertible securities outstanding at such date) or options, warrants or rights to acquire capital stock (other than the rights granted to the Landmark Parties hereunder), (iv) material loss, destruction or damage to any property of the Company, whether or not insured,
(v) acceleration or prepayment of any indebtedness for borrowed money or the refunding of any such indebtedness, (vi) labor trouble involving the Company or any material change in its personnel or the terms and conditions of employment,
(vii) waiver of any valuable right, (viii) increase in, or any agreement by the Company to increase, salary and benefits of any officer or employee or loan or extension of credit to any officer or employee of the Company except in the ordinary course of business consistent with past practice, or (ix) acquisition or disposition of any material assets (or any contract or arrangement therefor), or any other material transaction by the Company otherwise than for fair value in the ordinary course of business.

          3.9. Securities Law Issues
               ---------------------

          (a)  SEC Documents; No Non-Public Information; Financial Statements.
               --------------------------------------------------------------
The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to
               -------------
the Landmark Parties true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the SEC since May 15, 2000. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred which would require the Company to disclose such event or circumstance in order to make the statements in the SEC Documents not misleading on the date hereof or on the Closing Dates but which has not been so disclosed. The financial statements of the Company included in the SEC Documents, the Company's unaudited financial statements attached hereto as Schedule 3.9(a) and the
                                                  ---------------
Company's unaudited financial statements for the period ending March 31, 2001 (the "Filed Financial Statements") comply as to form and substance in all
      --------------------------
material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. The Filed Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not, individually or in the aggregate, be material).

          (b)  Receivables. All receivables of the Company (including accounts
               -----------
receivable, loans receivable and advances) which are reflected in the Balance Sheet, and all such receivables which will have arisen from the date thereof (as stated from time to time in the financial information delivered pursuant to
Section 5.8 below), shall have arisen only from bona fide transactions in the ordinary course of the Company's business and shall be (or have been) fully collected when due, or in the case of each account receivable within 90 days after it arose, without resort to litigation and without offset or counterclaim, in the aggregated face amounts thereof, except to the extent of the doubtful accounts reserve reflected on the Balance Sheet or the delivered financial information, as applicable.

          (c)  Principal Exchange/Market. The principal market on which the
               -------------------------
Common Stock is currently traded is the Nasdaq National Market. The Company has received notice from Nasdaq notifying the Company that its Common Stock may be subject to delisting from the National Market due to recent failure of the Company to meet the continued listing standards required by Nasdaq.

          (d)  No General Solicitation. Neither the Company, nor any of its
               -----------------------
Affiliates, or, to the Company's knowledge, any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities, the Converted Shares or the Warrant Shares.

          (e)  No Integrated Offering. Neither the Company, nor any of its
               ----------------------
Affiliates, nor to its knowledge any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities (or the underlying Common Stock convertible or exercisable pursuant to the Series B Preferred Stock or the Warrants) under the Securities Act. The issuance of the Securities (or the underlying common stock convertible or exercisable pursuant to the Series B Preferred Stock or the Warrants) to the Landmark Parties and the Series C Preferred Stock to the Subordinated Debt Holders will not be integrated with any other issuance of the Company's securities (past, current or future) which will require any shareholder approval under the rules of the Nasdaq National Market other than the shareholder approval to be obtained in connection herewith.

          (f)   Shareholder Rights Plan. Neither the acquisition of the
                -----------------------
Securities (or the underlying Common Stock convertible or exercisable pursuant to the Series B Preferred Stock or the Warrants) nor the deemed beneficial ownership of shares of Common Stock prior to, or the acquisition of such shares pursuant to, the conversion of the Series B Preferred Stock, PIK Shares or the exercise of the Warrants or PIK Warrants will in any event under any circumstance trigger the poison pill provisions of any shareholders' rights or similar agreements, or a substantially similar occurrence under any successor or similar plan.

          (g)   Michigan Law Issues. The Company has complied with any and all
                -------------------
procedures required under Chapter 7A or Chapter 7B of the Michigan Business Corporation Act, and all such required procedures are by law effective as of the date hereof and irrevocable, to prevent the application of the provisions of such Chapters to, and such provisions shall not be applied to, this Agreement or the Transaction Documents, or any of the transactions contemplated hereby and thereby.

          3.10. Acknowledgement of Dilution
                ---------------------------

          In accordance with the terms of the Series B Preferred Stock and the Warrants, the number of shares of Common Stock constituting Converted Shares or Warrant Shares may increase substantially in certain circumstances. The Company acknowledges that its obligation to issue the Converted Shares, upon conversion of the Series B Preferred Stock and PIK Shares (and the accrued and cumulated dividends thereon), and the Warrant Shares, upon exercise of the Warrants and PIK Warrants, is absolute and unconditional, regardless of the dilution that such issuance may have on other shareholders of the Company.

          3.11. No Bankruptcy
                -------------

          The Company is not subject to any bankruptcy, insolvency or similar proceeding. Based on the financial condition of the Company as of the Closing Dates, the Company's assets do not constitute unreasonably small capital to carry out its business as now conducted and as proposed to be conducted including the Company's capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof.

          3.12. Compliance with Law
                -------------------

          (a) The Company is in compliance with all laws, ordinances, governmental rules or regulations to which it is subject, including without limitation laws or regulations relating to the environment or to occupational health and safety, except where the failure to be in compliance would not have a Material Adverse Effect, and no material expenditures are or will be required in order to cause its current operations or properties to comply with any such law, ordinances, governmental rules or regulations.

          (b) The Company has all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, except where the failure to possess such licenses, permits, franchises or authorizations would not have a Material Adverse Effect. The Company has not finally been denied any application for any such licenses, permits, franchises or other governmental authorizations necessary to its business.

          3.13. Litigation
                ----------

          Except as set forth in Schedule 3.13, there is no legal action, suit,
                                 -------------
arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the best of the Company's knowledge, threatened against or affecting the Company, the Company's properties, assets or business or the transactions contemplated by the Transaction Documents. After reasonable inquiry of its management employees, the Company is not aware of any fact which might result in or form a reasonable basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Except as set forth in Schedule
                                                                   --------
3.13, the Company is not subject to any order, writ, judgment, injunction,
----
decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign).

          3.14. Absence of Undisclosed Liabilities
                ----------------------------------

          Except (a) as set forth or reserved against in the most recent balance sheet included in the Filed Financial Statements ("Balance Sheet"), (b) for
                                                   -------------
obligations incurred in the ordinary course of business since the date of the Balance Sheet, which are, except as set forth on Schedule 3.14, not individually
                                                 -------------
or in the aggregate material in amount, or (c) as set forth on Schedule 3.14,
                                                               -------------
the Company does not have any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into, or any state of facts existing at or prior to the date hereof, including taxes with respect to or based upon the transactions or events occurring at or prior to the date hereof, and including, without limitation, unfunded past service liabilities under any pension, profit sharing or similar plan.

          3.15. Tax Matters
                -----------

          There are no foreign, federal, state, county or local taxes due and payable by the Company which have not been paid. Any liability of the Company for taxes not yet due and payable, or which are being contested in good faith, has been provided for on the Balance Sheet in accordance with GAAP. The Company has duly filed all federal, state, county and local tax returns required to have been filed by the Company and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year. Except for a sales and use tax audit in 2001, all amounts owing as a result of which have been paid as of the date hereof, the Company has not been subject to a federal or state tax audit of any kind. Since January 1, 1998, no claim has been made by any tax authority in a jurisdiction where the Company does not currently file a tax return that the Company is or may be subject to tax by such jurisdiction. There is no action, suit, proceeding, investigation, audit or claim now pending against, or with respect to, the Company in respect of any tax or assessment, nor is any claim for additional tax or assessment asserted by any tax authority. The Company has withheld and paid all material taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party. Any amount that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of the Company who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement, other compensation arrangement or benefit plan currently in effect would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code). The Company has delivered in writing pursuant to Landmark's due diligence request list a report that accurately sets forth the regular and alternative minimum tax net operating loss and other carryovers available to the Company. As of the Closing Dates, and except for giving effect to the transactions contemplated hereby, the ability of the Company or any subsidiary to use such carryovers will not have been affected by Sections 382, 383 or 384 of the Code or by the SRLY limitations of the consolidated return regulations under Section 1502 of the Code. The Company has not made any election under Section 341(f) of the Code.

          3.16.  Intellectual Property
                 ---------------------

          (a)    Except as set forth on Schedule 3.16(a), the Company owns all
                                        ----------------
right, title and interest in and to, or has a valid and enforceable license to use all the Intellectual Property used by it in connection with the Company's business, which represents, subject to Section 3.17 below, all intellectual property rights necessary to the conduct of the Company's business as now conducted. Except as set forth on Schedule 3.16(a), the Company has performed
                                  ----------------
all obligations required to be performed by the Company to date under, and is not in default or delinquent in performance, status or any other respect (claimed or actual) in connection with, any license or other agreement pursuant to which the Company has the right to use any Intellectual Property. Except as set forth on Schedule 3.16(a), to the best of the Company's knowledge the other
             ----------------
party to such license or agreement has no current basis to terminate such license or agreement and no event has occurred which would constitute such a default of such license or agreement. Except as set forth on Schedule 3.16(a),
                                                             ----------------
the conduct of the Company's business as currently conducted does not conflict with or infringe any Intellectual Property or other proprietary right of any third party. Except as set forth on Schedule 3.16(a), there is no claim, suit,
                                    ----------------
action or proceeding pending or, to the knowledge of the Company, threatened against the Company: (i) alleging any such conflict or infringement with any third party's Intellectual Property or other proprietary rights; or (ii) challenging the Company's ownership or use of, or the validity or enforceability of any Intellectual Property. Except as disclosed on Schedule 3.16 and to the
                                                     -------------
best of the Company's knowledge, there are no conflicts with or infringements of any Intellectual Property owned by the Company by any third party, except infringements which, individually and in the aggregate, would not have a Material Adverse Effect.

          (b)    Schedule 3.16(b) sets forth a complete and current list of
                 ----------------
registrations (including registrations for intention to use a trademark)/patents pertaining to the Intellectual Property owned by the Company ("Listed
                                                               ------
Intellectual Property"), all pending applications for registrations/patents and
---------------------
the owner of record, date of application or issuance and relevant jurisdiction as to each. All Listed Intellectual Property is owned by the Company, free and clear of security interests, liens, encumbrances or claims of any nature other than Permitted Liens or as otherwise set forth in Schedule 3.16(b). Except as set
                                             ----------------
forth in Schedule 3.16(b), all Listed Intellectual Property is valid,
         ----------------
subsisting, unexpired, in proper form and enforceable and all renewal fees and other maintenance fees that have fallen due on or prior to the effective date of this Agreement have been paid. Except as set forth in Schedule 3.16 (b), no
                                                      -----------------
Listed Intellectual Property is the subject of any proceeding before any governmental, registration or other authority in any jurisdiction, including any office action or other form of preliminary or final refusal of registration.

          (c)  Schedule 3.16(c) sets forth a complete list of licenses and all
               ----------------
agreements relating to the Intellectual Property (excluding any Software) or to the right of the Company to use of the proprietary rights of any third party, excluding intellectual property or other proprietary rights owned by customers, vendors, advertisers and other third parties that are licensed to the Company on an incidental basis in the ordinary course of the Company's business with such parties (and none of which is necessary for the Company operations generally). Except as set forth in Schedule 3.16(c), the Company is not under any obligation
                       ----------------
to pay royalties or other payments in connection with any agreement pursuant to which it licenses the rights to use any Intellectual Property (excluding royalties or other payments that are not material in amount and are payable with respect to any Software), nor restricted from assigning its rights respecting Intellectual Property owned by the Company (other than as contemplated by the Permitted Liens) nor will the Company otherwise be, as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement or the Transaction Documents, in breach of any agreement relating to the Intellectual Property or required to pay any fee or royalty.

          (d) No present or former employee, officer or director of the Company, or agent or outside contractor of the Company, holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property.

          (e) To the Company's knowledge: (i) none of the Intellectual Property has been used, disclosed or appropriated to the detriment of the Company for the benefit of any Person other than the Company; and (ii) no employee, independent contractor or agent of the Company has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Company.

          (f)  Except as set forth on Schedule 3.16(f), to the Company's
                                      ----------------
knowledge, the Company's transmission, reproduction, use, display or modification of any content relating to the Company and its operations, software, graphical user interfaces, embedded code or other materials contained in or accessed via any of the Company's Web sites (including framing and linking Web site content) or other practices in connection therewith does not infringe or violate any proprietary or other right of any other Person and no claim relating to such infringement or violation is pending or, to the Company's knowledge, threatened.

          (g) Each employee of the Company who has created any copyrightable or protectable programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship ("Works") or any employee of the
                                              -----
Company who in the regular course of his employment may create Works and all consultants have signed an assignment or similar agreement with the Company confirming the Company's ownership or, in the alternate, transferring and assigning to the Company all right, title and interest in and to such programs, modifications, enhancements or other inventions including copyright and other intellectual property rights therein.

          3.17.  Software
                 --------

          (a) The operating and applications computer software programs and databases owned or used by the Company (collectively, the "Software") that are
                                                           --------
material to the conduct of the Company's business as now conducted are listed on
Schedule 3.17 hereto; excluding generally available application software used by
-------------
the Company in connection with the ordinary course of its internal business operations, including, without limitation, word processing software, spreadsheet software, e-mail and internal network tool sets, presentation and graphic arts software, basic PC and network operating systems, database and contact management software and other software not used in connection with operation of the Company's web sites. The Company owns or has valid licenses to use all copies of the Software, and the Company has not sold, licensed, leased or otherwise transferred or granted any interest or rights in or to any portion thereof other than the Permitted Liens or as otherwise set forth in Schedule
                                                                    --------
3.17. Except as set forth on Schedule 3.17, none of the Software owned by the
----                         -------------
Company (the "Proprietary Software"), and to the Company's knowledge none of the
              ----------- --------
Software owned by third parties and used by the Company, nor any use thereof, conflicts with, infringes upon or violates any intellectual property or other proprietary right of any other Person and, to the knowledge of the Company, no claim, suit, action or other proceeding with respect to any such infringement or violation is threatened or pending. The Company has taken, and will continue to take, all steps reasonably necessary to protect its right, title and interest in and to the Software in accordance with standard industry practice. The Company has not committed, and will not commit, any acts, and has not omitted, and will not omit, to take any actions, which would cause a forfeiture of abandonment of any rights in the Proprietary Software or would cause the Proprietary Software to enter into the public domain.

          (b) The Company possesses or has access to the original and all copies of all documentation and all source code or password protected code, as applicable for all the Proprietary Software. Except for the Permitted Liens or as set forth in Schedule 3.17, upon consummation of the transactions
                -------------
contemplated by this Agreement, the Company will continue to own all the Proprietary Software, free and clear of all claims, liens, encumbrances, and liabilities and, with respect to all agreements for the lease or license of Software which require consents or other actions as a result of the consummation of the transactions contemplated by this Agreement in order for the Company to continue to use and operate such Software after the Closing Dates, the Company will use best efforts to obtain such consents or taken such other actions so required.

          3.18.  Material Contracts
                 ------------------

          Schedule 3.18 sets forth a true and complete list of each contract,
          -------------
agreement, instrument, commitment and other arrangement to which the Company is a party or otherwise relating to or affecting any of its assets, including without limitation, any employment, severance or consulting agreements; loan, credit or security agreements; joint venture agreements or distribution agreements which cannot be terminated on ninety (90) days' notice without penalty or premium and either (a) has a duration of over 1 year or (b) which involves the expenditure or receipt of revenues by the Company of over $75,000 (each, a "Material Contract"). Except for the breaches disclosed on Schedule
          -----------------                                         --------
3.18, each Material Contract is valid, binding and enforceable against the
----
parties thereto in accordance with its terms, and in full force and effect. Except as disclosed on Schedule 3.18, the Company has performed all obligations
                       -------------
required to be performed by the Company to date under, and is not in default or delinquent in performance, status or any other respect (claimed or actual) in connection with, any Material Contract such that the other party to such Material Contract may obtain damages or terminate such Material Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. Except as disclosed on Schedule 3.18, to the
                                                  -------------
knowledge of the Company, no other party to any Material Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. The Company has made available and shall have delivered, as of the Closing Dates, to the Buyer or its representatives true and complete originals or copies of all the Material Contracts. Except as set forth on Schedule 3.18A, within the past 60 days, none
                                  --------------
of the contracts, agreements, instruments, commitments and other arrangements to which the Company is a party and through which the Company has derived more than $25,000 in annual revenue in the past twelve months (a "Material Revenue
                                                        ----------------
Contract") has been terminated prior to its expiration (and no notice has been
--------
given or event has occurred which, with due notice or lapse of time or both, would result in such termination), and each such Material Revenue Contract (including Material Revenue Contracts that have expired within the past 60 days) is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect. Except as set forth on Schedule 3.18,
                                                                -------------
to the knowledge of the Company, no party to a Material Revenue Contract is unwilling to use the Company's services.

          3.19.  Employees
                 ---------

          The Company is in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes except such noncompliance as would not, in the aggregate, have a Material Adverse Effect. The Company is not engaged in any unfair labor practice or discriminatory employment practice and no complaint of any such practice against the Company is filed or, to the best of the Company's knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the best of the Company's knowledge, threatened to be filed, against the Company by any employee pursuant to any collective bargaining or other employment agreement to which the Company is a party or is bound. The Company is in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards except to the extent that noncompliance will not have a Material Adverse Effect, and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations. Except as set forth on
Schedule 3.19, each of the employees of the Company has executed without
-------------
modification the Company's Terms of Employment attached hereto as Schedule 6.16.
                                                                  -------------

          3.20.  Employee Benefit Plans
                 ----------------------

          (a)    Schedule 3.20(a) sets forth a complete and correct list of:
                 ----------------

     (i) all "employee benefit plans", as defined in Section 3(3) of ERISA, maintained by the Company to which Company has any obligation or liability, contingent or otherwise; and

     (ii) all employment or consulting agreements, and all bonus or other incentive compensation, deferred compensation, salary continuation, disability, stock award, stock option, stock purchase, collective bargaining agreement or other employee benefit policies or arrangements which the Company maintains or to which the Company has any obligation or liability, contingent or otherwise (collectively referred to as the "Company Plans").
       -------------

          (b) The Company has no material obligation or liability, contingent or otherwise, under Title IV of ERISA or Section 412 of the Code. No Company Plan is a "multiemployer plan," as defined in Section 3(37) of ERISA (a "Multiemployer Plan"), or a plan that has two or more contributing sponsors at
 ------------------
least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a "Multiple Employer Plan"), nor has the Company, any of its
                  ----------------------
Subsidiaries or any of its ERISA Affiliates at any time contributed to or been obligated to contribute to any Multiemployer Plan or Multiple Employer Plan.

          (c) The Company Plans intended to qualify under Section 401(a) are qualified under such sections, and each trust maintained pursuant thereto, has been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS, and nothing has occurred with respect to the operation of any such Company Plans that would reasonably be expected to cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

          (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Company Plans to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued prior to the Closing Date.

          (e) True, correct and complete copies of the following documents, with respect to each of the Company Plans, have been delivered to the Landmark Parties by the Company, if applicable: (i) all plan and related trust documents, and amendments thereto; (ii) the most recent Form 5500 (iii) summary plan description; and (iv) and any written agreements, policies or practices.

          (f)    Except as set forth on Schedule 3.20, the Company Plans have
                                        -------------
been maintained, in all material respects, in accordance with their express terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable federal and state laws and regulations, and the Company has not engaged in, or has knowledge that a "party in interest" or a "disqualified person" has engaged in, a "prohibited transaction", as defined in Section 4975 of the Code or Section 406 of ERISA, or taken any actions, or failed to take any actions, which could reasonably be expected to result in any material liability under ERISA or the Code.

          (g) For any "group health plan", as defined in Section 4980B of the Code, the Company has complied in all material respects with the notice and coverage continuation requirements of Section 4980B of the Code and Section 601 of ERISA, and the regulations thereunder ("COBRA"). None of the Company Plans
                                           -----
provide retiree health or life insurance benefits except as may be required by COBRA or applicable state continuation coverage law or at the expense of the participant or the participant's beneficiary.

          (h)    Except as set forth in Schedule 3.20(h), neither the execution
                                        ----------------
and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) result in any payment becoming due to any current employee or former employee of the Company, (b) increase any benefits otherwise payable under any of the Company Plans (c) result in any payment that will not be deductible under Section 280G of the Code or (d) result in the acceleration of the time of payment or vesting of any benefits provided under any of the Company Plans.

          3.21.  Title to Tangible Assets
                 ------------------------

          Except as set forth on Schedule 3.21, the Company has good title to
                                 -------------
its properties and assets and a valid leasehold interest in all its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than or resulting from taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have not arisen otherwise than in the ordinary course of business. The Company does not own any real property.

          3.22.  Condition of Properties
                 -----------------------

          All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are suitable for their intended use and in reasonably good operating condition and repair, normal wear and tear excepted.

          3.23.  Insurance
                 ---------

          The Company and its properties are insured in such amounts, against such losses and with such insurers as the Company has determined to be prudent based upon the nature of the properties and businesses of the Company. Schedule
                                                                       --------
3.23 sets forth a true and complete listing of the insurance policies of the
----
Company (other than insurance policies under any Company Plan) as in effect on the date hereof, including in each case the applicable coverage limits, deductibles and the policy expiration dates. No notice of any termination or threatened termination of any of such policies has been received by the Company and such policies are in full force and effect.

          3.24.  Membership Base; Demographic Activity
                 ---------------------------------------

          (a) The Company has at least 14 million unique members, representing at least 12 million individual households.

          (b) The average of the indicated ages of the Company's members is approximately 34. Of the Company's 14 million plus members, all have fully registered and at least 6.5 million have agreed to accept electronic mail messages from the Company.

          (c) Within the past 30 days, at least 1.4 million of the Company's members have accessed the Company's website.

          (d) The Company's databases are the exclusive property of the Company, and such databases are adequately protected against, and have not suffered any, loss due to system damage or destruction, data erosion, unwanted or unauthorized access, and theft.

          (e) Below is a correct and complete chart which, for each of the calendar quarters in 2000 and 2001, accurately indicates the number of the Company's newly registered households ("New H.H.") in each applicable quarter
                                        --------
and the number of total meaningful revenue producing actions ("Total actions")
                                                               -------------
taken by the Company's members in each applicable quarter ("M" means million):

--------------------------------------------------------------------------------
                   Q1 `00     Q2 `00     Q3 `00     Q4 `00    Q1 `01     Q2 `01
--------------------------------------------------------------------------------
New H.H.           1.6 M      1.6 M      1.8 M      1.9 M     1.8 M      .9 M
--------------------------------------------------------------------------------
Total actions      4.4 M      4.5 M      7.5 M     10.2 M     7.8 M     7.3 M
--------------------------------------------------------------------------------

          3.25.  Voting Agreements
                 -----------------

          Each of the Chief Executive Officer, the President/Chief Operating Officer, the Chief Financial Officer, the Chief Technology Officer and the Senior Vice President--Product Management and (the "Management Investors") and
                                                    --------------------
the parties listed on Schedule 3.25 (together with the Management Investors, the
                      -------------
"Principal Investors") has executed and delivered voting agreements, in the form
 -------------------
attached hereto as Exhibit M (the "Voting Agreements"), with respect to the
                   ---------       -----------------
voting of all capital stock owned by such Principal Investors (which in the aggregate represents the necessary percentage of voting power of the Company to effect the shareholder approval to the extent the Company's Board's approval is not withdrawn) in favor of the transactions contemplated hereby, the certain actions specified in the Voting Agreements, and the increase of capital stock of the Company, from time to time, to permit the authorization and issuance of shares underlying the Series B Preferred Stock and the Warrants. Such Voting

Agreements are in full force and effect and have not been rescinded, abrogated or canceled in any manner.

          3.26.  Certain Interests
                 -----------------

          Except as set forth in Schedule 3.26 and as disclosed in the Public
                                 -------------
Filings, neither the Company nor any of its officers or, to the best of its knowledge, directors, has any interest, either by way of contract or by way of investment (other than as holder of not more than 2% of the outstanding capital stock of a publicly traded Person) or otherwise, directly or indirectly, in any Person other than the Company that (i) provides any services or designs, produces or sells any product or product lines or engages in any activity similar to or competitive with any activity currently proposed to be conducted by the Company or any of its subsidiaries, (ii) has any direct or indirect interest in any asset or property, real or personal, tangible or intangible, owned or used by the Company or (iii) any suppliers, vendors or customers of the Company.

          3.27.  Registration Rights
                 -------------------

          Except as provided by the Registration Rights Agreement and under the agreements listed on Schedule 3.27, the Company will not, as of the Closing
                     -------------
Dates, be under any obligation to register any of its securities under the Securities Act.

          3.28.  Private Offering
                 ----------------

          Based upon the representations of the Landmark Parties set forth in
Section 4 and assuming the accuracy thereof as of the date hereof and as of the date of the issuance of the Series B Preferred Stock and Warrants and the issuance of the Converted Shares and the Warrant Shares, the offer, issuance and sale of the Securities and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          3.29.  Brokerage
                 ---------

          There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company other than those disclosed on Schedule 3.29 which shall be the Company's sole
                        -------------
obligation and liability and paid pursuant to Section 6.21. The Company agrees to indemnify and hold the Landmark Parties harmless against any costs or damages incurred as a result of any claim directly against the Landmark Parties arising out of or relating to such brokerage commissions or finder's fees.

          3.30.  Minute Books
                 ------------

          The minute books of the Company have been made available to the Landmark Parties and contain a complete summary of all meetings of directors and shareholders since the time of the Company's incorporation.

           3.31. Change of Control
                 -----------------

           Since May 15, 2001, there has been no event that has resulted or will result in a Change of Control of the Company, excluding the transactions contemplated under this Agreement.

           3.32. Material Facts
                 --------------

           This Agreement, the Disclosure Schedules, and the other agreements, documents, certificates or written statements furnished or to be furnished to the Landmark Parties through the Closing Dates by or on behalf of the Company in connection with the transactions contemplated hereby taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact which is known to the Company and which has not been disclosed herein or otherwise by the Company to the Landmark Parties which may materially adversely affect the business, properties, assets, liabilities, prospects, profits, results of operations or condition, financial or otherwise, of the Company.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE LANDMARK PARTIES
           ------------------------------------------------------

           The Landmark Parties represent and warrant to the Company as follows:

           4.1.  Corporate Proceedings, etc.
                 ---------------------------

           LCI is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. LV is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Landmark Party has authorized the execution, delivery, and performance of the Transaction Documents required to be executed by it and each of the transactions and agreements contemplated hereby and thereby. No other corporate action is necessary to authorize such execution, delivery and performance of the Transaction Documents, and upon such execution and delivery each of the Transaction Documents shall constitute the valid and binding obligation of each applicable Landmark Party, enforceable against the applicable Landmark Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. Each of the Landmark Parties has all requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder.

           4.2.  Consents and Approvals.
                 -----------------------

           The execution and delivery by each Landmark Party of the Transaction Documents, the performance by each Landmark Party of its obligations hereunder and thereunder, and the consummation by each Landmark Party of the transactions contemplated hereby and thereby do not require either Landmark Party to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority.

           4.3.  Investment Representation.
                 --------------------------

           (a) Each Landmark Party is purchasing the applicable Securities for its own account and not with a view to distribution in violation of any securities laws. Neither Landmark Party has any present intention to sell the Securities, Converted Shares or Warrant Shares in violation of federal or state securities laws and neither Landmark Party has any present arrangement (whether or not legally binding) to sell the Securities, Converted Shares or Warrant Shares to or through any person or entity; provided, however, that by making the
                                           --------  -------
representations herein, neither Landmark Party agrees to hold the Securities, Converted Shares or Warrant Shares for any minimum or other specific term and each Landmark Party reserves the right to dispose of the Securities, Common Shares or Warrant Shares at any time in accordance with and not in violation of federal and state securities laws applicable to such disposition and Section 5.5 hereof.

           (b) Each Landmark Party is an "accredited" investor as defined in Rule 501(a) promulgated under the Securities Act, and (i) is able to bear the economic risk of its investment in the Series B Preferred Stock and the Warrants, (ii) is able to hold the Series B Preferred Stock and the Warrants for an indefinite period of time, (iii) can afford a complete loss of its investment in the Series B Preferred Stock and the Warrants and (iv) has adequate means of providing for its current needs.

           4.4.  Access to Other Information.
                 ----------------------------

           Each Landmark Party acknowledges that the Company has made available to it the opportunity to examine such additional documents from the Company and to ask questions of, and receive full answers from, the Company concerning, among other things, the Company, its financial condition, its management, its prior activities and any other information which such Landmark Party considers relevant or appropriate in connection with entering into this Agreement.

           4.5.  Risks of Investment.
                 --------------------

           Each Landmark Party acknowledges that the Securities have not been registered under the Securities Act. Each Landmark Party is familiar with the provisions of Rule 144 and understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other exemption from the registration requirements of the Securities Act will be required in order to dispose of the Securities, and that such Landmark Party may be required to hold its Securities received under this Agreement for a significant period of time prior to reselling them. Each Landmark Party is capable of assessing the risks of an investment in the Securities and is fully aware of the economic risks thereof.

SECTION 5. COVENANTS OF THE PARTIES
           ------------------------

           5.1.  Securities Compliance
                 ---------------------

           The Company shall notify the Nasdaq National Market, in accordance with its requirements, of the transactions contemplated by the Transaction Documents, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Series B Preferred Stock, Warrants, Converted Shares and Warrant Shares hereunder, including, without limitation, the preparation and filing with the SEC of a proxy statement for the purposes of soliciting shareholder approval for the transactions contemplated under the Transaction Documents.

           5.2.  Reservation of Stock Issuable Upon Conversion or Exercise of
                 ------------------------------------------------------------
                 the Securities
                 --------------

           The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock (including the PIK Shares) and the exercise of the Warrants (including the PIK Warrants), such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock and the exercise of all outstanding Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion and/or exercise of all the then outstanding Series B Preferred Stock and Warrants, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation effecting a combination/reverse split of shares or engaging in best efforts to obtain the requisite shareholder approval for a Charter amendment. Without in any way limiting the foregoing, the Company agrees to reserve and at all times keep available solely for purposes of conversion and/or exercise of the Series B Preferred Stock and Warrants such number of authorized but unissued shares of Common Stock that is at least equal to 150% of the aggregate shares issuable upon conversion and/or exercise of the Series B Preferred Stock and Warrants, which number may be reduced by the number of Converted Shares or Warrant Shares actually delivered pursuant to conversion of the Series B Preferred Stock or exercise of the Warrants and shall be appropriately adjusted for any stock split, reverse split, stock dividend or reclassification of the Common Stock.

           5.3.  Form D; Blue Sky Laws
                 ---------------------

           The Company agrees to file a Form D with respect to the Securities and the Converted Shares, in accordance with the provisions of Regulation D, and to provide a copy thereof to the Landmark Parties promptly after such filing. The Company shall, on or before the each applicable Closing Date (including the date of each Additional Option Closing), take such action as the Company shall have reasonably determined is necessary to qualify the Securities, the Converted Shares and the Warrant Shares for sale to the Landmark Parties at the respective closings pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Landmark Parties on or prior to the each applicable closing date.

          5.4.  Best Efforts
                ------------

          The Company will use its best efforts to obtain promptly shareholder approval for the actions contemplated hereby, including shareholder approval to authorize and approve the consummation of the Merger. Without limiting the foregoing, the Chairman of the Board, the Chief Executive Officer, or the President of the Company shall duly call, pursuant to the Organizational Documents, a meeting of the holders of the Company's outstanding voting securities (the "Shareholders' Meeting") and, as soon as permitted under
                 ---------------------
applicable law, the Company shall use its best efforts to obtain additional Voting Agreements from that number of shareholders as may be necessary to ensure that the number of votes to be voted in favor of the transactions contemplated hereby (including the consummation of the Merger) shall not be less than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Common Stock entitled to vote at the Shareholders' Meeting.

          5.5.  Resale of Securities
                --------------------

          (a) Each Landmark Party covenants that it will not sell or otherwise transfer the Securities (or any Converted Shares or Warrant Shares) except pursuant to an effective registration under the Securities Act or in a transaction which, in the opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to the Company, qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder and any applicable state blue sky laws.

          (b) The certificates evidencing the shares of Series B Preferred Stock, the Converted Shares issuable upon conversion of the Securities, and the Warrant Shares issuable upon exercise of the Warrants will bear the following legend reflecting the foregoing restrictions on the transfer of such securities:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL, WHICH OPINION AND WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

          5.6.  Covenants Pending the Closings
                ------------------------------

          From the date hereof through the Second Tranche Closing Date, the Company will not, without LCI's prior written consent, take any action or fail or omit to take any action which would result in any of the representations or warranties contained in this Agreement not being true at and as of the time immediately after such action, or in any of the covenants contained in this Agreement becoming incapable of performance. The Company will promptly advise LCI of any action or event of which it becomes aware which has the effect of making incorrect any of such representations or warranties or which has the effect of rendering any of such covenants incapable of performance. The compliance by the Company with this covenant shall not be deemed or construed to cure or otherwise excuse in any respect the breach of the applicable representation, warranty or covenant.

          5.7.  Further Assurance; Securities Law Assurances
                --------------------------------------------

          (a) Each of the parties shall execute such documents and other papers and take such further actions as may be required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions to each of the Closings as promptly as practicable.

          (b) Until the earlier to occur of the repurchase by the Company of all of the Series B Preferred Stock pursuant to the Restated Charter or July 27, 2003, so long as any Series B Preferred Stock or Warrants remain outstanding, each Landmark Party agrees that it shall not (i) engage in any market manipulation of the Common Stock, (ii) sell short the Common Stock, or (iii) make public negative disclosures about the Company other than in connection with or relating to permitted disclosures regarding a public company pursuant to a proxy statement. Nothing in this Agreement shall prevent the Landmark Party from exercising its rights under the Transaction Documents. Furthermore, nothing contained herein shall restrict the ability of a Landmark Party to sell or purchase Common Stock in the market or otherwise, in compliance with and not in violation of the federal and state securities laws, including, but not limited to, Rule 10b-5 promulgated under the Exchange Act.

          5.8.  Financial and Business Information
                ----------------------------------

          From and after the date hereof and for as long as the Landmark Parties, together with all of their Affiliates, shall own at least 25% of the outstanding Common Stock, the Company shall deliver to the Landmark Parties or any subsequent holder of the Securities:

          (a)   Monthly and Quarterly Statements - as soon as practicable, and
                --------------------------------
in any event within 15 business days after the close of each month in the case of monthly statements and 40 days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of quarterly statements, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any subsidiaries as at the close of such month or quarter and covering operations for such month or quarter, as the case may be, and the portion of the Company's fiscal year ending on the last day of such month or quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year together with a detailed aging report with respect to receivables and payables. The Company shall also provide comparisons of each pertinent item to the budget referred to in subsection (c) below.

          (b)   Annual Statements - as soon as practicable after the end of each
                -----------------
fiscal year of the Company, and in any event within 90 days thereafter, duplicate copies of:

     (i) consolidated and consolidating balance sheets of the Company and any subsidiaries at the end of such year; and

     (ii) consolidated and consolidating statements of income, shareholders' equity and cash flows of the Company and any subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position of the Company and any subsidiaries on a consolidated basis and have been prepared in accordance with GAAP (except for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and the Company shall also provide comparisons of each pertinent item to the budget referred to in subsection
     (c) below.

          (c)   Business Plan; Projections - no later than 30 days prior to the
                --------------------------
commencement of each fiscal quarter of the Company, an updated Business Plan of the Company and projections of operating results, prepared on a monthly basis, and a three year business plan of the Company and projections of operating results. Within 45 days of the close of each fiscal quarter of the Company, the Company shall provide the Landmark Parties with an update of such monthly projections. Such business plans, projections and updates shall contain such substance and detail and shall be in such form as will be reasonably acceptable to the Landmark Parties. By email dated July 6, 2001, the Company has delivered to the Landmark Parties a business plan amended with interlineations that reflect the current status of the business and the projected course for the balance of the year (the "Business Plan").
                          -------------

          (d)   Audit Reports - promptly upon receipt thereof, one copy of each
                -------------
other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company.

          (e)   Other Reports - simultaneously with mailing to shareholders or
                -------------
public issuance, one copy of each financial statement, report, notice or proxy statement sent by the Company to shareholders generally, of each financial statement, report, notice or proxy statement sent by the Company or any of its subsidiaries to the SEC or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any subsidiary with, or received by such Person in connection therewith from, any domestic or foreign securities exchange, the SEC or any successor agency or any foreign regulatory authority performing functions similar to the SEC, of any press release issued by the Company or any subsidiary, and of any material of any nature whatsoever prepared by the SEC or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or any subsidiary.

          (f)   Progress Reports - when distributed, all reports provided to
                ----------------
senior management and all reports listed on Schedule 5.8(f), prior to each
                                            --------------
regularly scheduled meeting of the Board of Directors of the Company, a narrative report describing the Company's activities since the date of the last such report, including a description of business development, operating results and marketing efforts, and weekly, not later than the third day of such week, a sales pipeline report and member activity report for the preceding week.

          (g)   Requested Information - with reasonable promptness, such other
                ---------------------
data and information as from time to time may be reasonably requested by the Landmark Parties.

          5.9.  Inspection
                ----------

          The Company shall permit LCI (or any subsequent holder of the Securities, as applicable), its nominee, assignee, and its representative to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with LCI, its nominees, assignees and representatives the finances and affairs of the Company and any subsidiaries), all at such reasonable times and as often as may be reasonably requested.

          5.10. Confidentiality
                ---------------

          Other than as set forth on Schedule 5.10, as to so much of the
                                     -------------
information and other material furnished under or in connection with this Agreement (whether furnished before, on or after the date hereof, including without limitation information furnished pursuant to Sections 5.8 and 5.9 hereof) as constitutes or contains confidential business, financial or other information of the Company or any subsidiary, each Landmark Party (or as applicable in this Section 5.10, any holder of the Securities) covenants for itself and its directors, officers and partners that it will use due care to prevent its officers, directors, partners, employees, counsel, accountants and other representatives from disclosing such information to Persons other than their respective authorized employees, counsel, accountants, shareholders, partners, limited partners and other authorized representatives; provided,
                                                                 --------
however, that a Landmark Party may disclose or deliver any information or other
-------
material disclosed to or received by it should each Landmark Party be advised by its counsel that such disclosure or delivery is required by law, regulation or judicial or administrative order. In the event of any termination of this Agreement prior to the First Tranche Closing, the Landmark Parties shall return to the Company or destroy or otherwise purge from their records all confidential material previously furnished to them or their officers, directors, partners, employees, counsel, accountants and other representatives in connection with this transaction. For purposes of this Section 5.10, "due care" means the same level of care that a Landmark Party would use to protect the confidentiality of its own sensitive or proprietary information, and this obligation shall survive termination of this Agreement.

          5.11.  Conduct of Business
                 -------------------

          (a) The Company will continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business. The Company has entered into with its current employees and shall require all of its employees hired or consultants engaged after the date hereof to enter into appropriate confidentiality agreements to protect confidential information relating to the Company and its business, including trade secrets.

          (b) The Company acknowledges that excessive e-mail transmissions, while promoting short-term revenue increases, could have detrimental effects on the long term financial prospects of the Company. The Company agrees to monitor the member opt-out rate and to not transmit excessive member e-mails that could cause such opt-out rate to exceed 3.5%.

          (c) The Company will comply in all material respects with all applicable laws, rules, regulations and orders except where the failure to comply would not have a Material Adverse Effect.

          (d) The Company will maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies of similar size and credit standing engaged in similar business and owning similar properties, provided that such
                                                           --------
insurance is and remains available to the Company at commercially reasonable rates.

          (e) The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company in accordance with GAAP.

          5.12.  Lost, etc. Certificates Evidencing Shares (or Shares of Common
                 --------------------------------------------------------------
                 Stock); Exchange
                 ----------------

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any shares of Series B Preferred Stock or Common Stock owned by a Landmark Party, and (in the case of loss, theft or destruction) of an indemnity or bond satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. LCI's agreement of indemnity shall constitute indemnity satisfactory to the Company for purposes of this Section 5.12. Upon surrender of any certificate representing any shares of Series B Preferred Stock or Common Stock for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of shares of Series B Preferred Stock or Common Stock, as the case may be, represented by the certificate so surrendered and registered as such holder may request. The Company will also pay the cost of all deliveries of certificates for such shares to the office of LCI (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange provided for in this Section 5.12.

          5.13.  Termination
                 -----------

          The provisions of Sections 5.7 through 5.13 (other than Section 5.10 which shall survive indefinitely) shall survive the Closings and remain in effect until the Landmark Parties or their successors and assigns shall own less than 25% of the Company's Common Stock, measured on an as-exercised and as-converted basis.

          5.14.  Option Plan; Option Repricing
                 -----------------------------

          (a) At the Shareholders' Meeting (and in the proxy mailed to shareholders), the Company shall request shareholder approval of the Approved Plan (defined below). During the period between the execution hereof and until the termination of this Agreement, the Company shall not (i) issue additional options or make awards under its 1997 Stock Option Plan other than (A) options to pruchase Common Stock granted to Matt Moog under the terms of his Employment Agreement, (B) options to purchase Common Stock issued in connection with the re-pricing of the options granted to Steven Golden (as contemplated by the terms of Golden's Severance Agreement and General Release), and (C) options to purchase Common Stock granted to new employees in the ordinary course of business (provided, the Company does not grant options to purchase more than 75,000 shares of Common Stock to any single employee or options to purchase more than 300,000 shares of Common Stock, in the aggregate, to all employees), or
(ii) issue additional options or make awards under its 1999 Non-Employee Director Stock Option Plan. After the First Tranche Closing, grants and awards shall be made under the Approved Plan.

          (b)    The Company shall promptly (after it is legally permitted to do
so) take such action as may be required to offer each of the persons listed on
Schedule 5.14 (to the extent such persons are employees on the date of the
-------------
offer) the opportunity to re-price their options that have an exercise price at or above $2.00 with an exercise price of the greater of (x) the closing sales price of the Common Stock on the date the exchange occurs and (y) $0.50; provided, however, as a condition to such repricing, each employee accepting the Company's offer must agree, through execution and delivery of a Stock Option Agreement in the form attached as Exhibit N, that such re-priced options shall
                                  ---------
be subject to vesting in three equal installments on each of the first three annual anniversaries of the re-pricing date; provided, further, that each
                                             --------  -------
employee that has not executed and delivered the Company's standard terms of employment agreement shall execute and deliver such agreement as a condition precedent for receiving any repriced options.

          5.15.  Payment Defaults
                 ----------------

          The Company shall promptly cure any and all of the breaches, defaults and failures to comply that are disclosed with respect to the agreements set forth on Schedule 3.7, Schedule 3.8, Schedule 3.12, Schedule 3.16(c), Schedule
         ------------  ------------  -------------  ----------------  --------
3.16(f) and Schedule 3.18, to the extent such breach, default or failure to
-------     -------------
comply, as applicable, relates to the Company's failure to pay an amount owed and the chief executive officer or Board of Directors has not determined that the Company has a bona fide defense with respect to such non-payment; provided,
                                                                      --------
the foregoing notwithstanding, and solely with respect to the breaches, default and failures that relate to unpaid accounts payable to trade creditors (as disclosed on Schedule 3.8 and Schedule 3.18), the Company shall not be in breach
             ------------     -------------
of the foregoing covenant so long as it uses its best efforts to cause the maximum aging of such payables to be less than ninety (90) days excluding such account payable that is being disputed by the Company in good faith and as to which the Company's chief financial officer or principal accounting officer has delivered to LV a certificate certifying to the dispute and the facts giving rise to the dispute.

SECTION 6.  LANDMARK CONDITIONS FOR FIRST TRANCHE CLOSING
            ---------------------------------------------

            The obligation of LV to purchase and pay for the First Tranche of Purchased Preferred Stock on the First Tranche Closing Date, as provided in
Section 2.2 hereof, and LCI's related obligations hereunder, shall be subject to the performance by the Company of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

            6.1.  Representations and Warranties
                  ------------------------------

            The representations and warranties of the Company contained in this Agreement shall be true in all material respects on and as of the First Tranche Closing Date as though such representations and warranties were made at and as of such date, except for representations and warranties qualified by reference to materiality which shall be true in all respects on and as of the First Tranche Closing Date as though such representations and warranties were made at and as of such date.

            6.2.  Compliance with Agreement
                  -------------------------

            The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the First Tranche Closing Date.

            6.3.  Officer's Certificate
                  ---------------------

            The Landmark Parties shall have received a certificate, dated the First Tranche Closing Date, signed by each of the President and the Chief Financial Officer of the Company, certifying that the conditions specified in the foregoing Sections 6.1 and 6.2 hereof have been fulfilled.

            6.4.  Default Under Senior Secured Note, this Agreement or
                  ----------------------------------------------------
                  Forbearance Agreements
                  ----------------------

            No event shall have occurred and continue to exist which with or without notice or the passage of time or both would constitute a default or has been declared a default under the Amended Loan Agreement, Senior Secured Note or this Agreement which has not been unconditionally waived in writing by the Landmark Parties. There shall have been no default (or event which with or without the notice or the passage of time or both would constitute a default) or Forbearance Termination Event (as such term is defined in the applicable Forbearance Agreement) that has occurred under any of the Forbearance Agreements which has not been cured by the Company itself or unconditionally waived by the forbearing party.

            6.5.  Pending or Threatened Litigation
                  --------------------------------

            There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction not initiated by the Landmark Parties or an Affiliate thereof directing that the transactions provided for herein or any of them not be consummated as herein provided. There shall be no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the knowledge of the Company, threatened, before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by any third party not Affiliated with the Landmark Parties against the Company or either Landmark Party, or any of the Company or the Landmark Parties' officers, directors, employees, agents or Affiliates involving, affecting or relating to the transactions contemplated by the Transaction Documents, nor is any basis known to the Company or any of its directors or officers for any such action, suit, proceeding or investigation.

            6.6.  Counsel's Opinion
                  -----------------

            LV shall have received from the Company's counsel, Jaffe, Raitt, Heuer and Weiss, Professional Corporation, an opinion, dated the First Tranche Closing Date, substantially in the form of Exhibit O-1 hereto and from the
                                           -----------
Company's special counsel Young, Conaway, an opinion, dated the First Tranche Closing Date, substantially in the form of Exhibit O-2 hereto. The Company shall
                                           -----------
have received an opinion from such counsel that the Merger is a tax free-reorganization in form and substance reasonably satisfactory to Landmark. If the Merger is not consummated and the First Tranche Closing proceeds pursuant to Sections 2.2 and 2.5, then the opinion given by Jaffe, Raitt, Heuer and Weiss shall be conformed to cover the opinions regarding the company and the issuances to the same extent given at the closing of the Senior Secured Loan and contemplated by the Young, Conaway opinion.

            6.7.  Forbearance Agreement
                  ---------------------

            The Landmark Parties shall have received from the Company executed copies of forbearance agreements between the Company and each of American National Bank, Midwest Guaranty Bank, and 360 North Michigan Trust (MB Beitler Management Corp. as agent) (collectively, the "Forbearance Agreements"). The
                                               ----------------------
Landmark Parties shall have received evidence from the Company that each of the Forbearance Agreements is in full force and effect, has not been amended without LCI's consent and no event has occurred which with or without notice or the passage of time or both would constitute a Forbearance Termination Event (as such term is defined in the applicable Forbearance Agreement).

            6.8.  Adverse Development
                  -------------------

            Since June 1, 2001, there shall have been no developments in the business, operations, assets, properties, condition (financial or otherwise) or prospects of the Company, including without limitation the occurrence of any legal actions, suits, arbitrations or other legal, administrative or other governmental investigations, inquiries or proceedings brought or threatened against the Company, which in the opinion of the Landmark Parties would have a Material Adverse Effect.

            6.9.  Shareholders Agreement
                  ----------------------

            The Company and each of the other parties thereto shall have executed the Shareholders Agreement, the form of which is attached as Exhibit P
                                                                      ---------
hereto (the "Shareholders Agreement").
             ----------------------

            6.10.  Registration Rights Agreement
                   -----------------------------

            The Company shall have executed the Registration Rights Agreement, the form of which is attached as Exhibit I hereto.
                                 ---------

            6.11.  Shareholder Approval and Adoption of Restated Charter
                   -----------------------------------------------------

            (a) The Shareholders' Meeting shall have duly called pursuant to the Organizational Documents.

            (b) At such Shareholders' Meeting, the Company shall have obtained shareholder approval of the Merger and the transactions contemplated herein and in the Transaction Documents (to the extent required)(including the amendment and restatement of the existing option plan with the amended and restated option plan attached hereto as Exhibit Q (the "Approved Plan").
                                        ---------       -------------

            6.12.  Filing of Charter Terms; Merger
                   -------------------------------

            The Restated Charter shall have been filed with the Secretary of State of Delaware and the Merger shall have been consummated in accordance with the terms of the Agreement and Plan of Merger; provided, however, if shareholder approval is not obtained prior to the First Tranche Closing, then the Landmark Parties, in their sole and absolute discretion, may make a limited waiver with respect to the filing of the Restated Charter prior to the First Tranche Closing and request that the shares to be issued in connection with the First Tranche Closing be issued pursuant to the Series B Certificate of Designation until such time as the Restated Charter (conformed to reflect the proper conversion rates applicable to the Series B Preferred Stock and the Series C Preferred Stock) may be authorized, approved and filed and the Merger is consummated.

            6.13.  Voting Agreements
                   -----------------

            None of the Principal Investors shall have rescinded any Voting Agreements and, pursuant to such Voting Agreements, each shall have voted in favor of the transactions contemplated hereby.

            6.14.  State Law Concerns
                   ------------------

            The Company shall have obtained evidence reasonably satisfactory to the Landmark Parties (including an opinion of counsel if requested) that (a) the transactions contemplated hereby do not violate any state anti-takeover laws or state securities laws, (b) that the Company is not and will not be liable for any Michigan State Business Tax ("MSBT") or other state or local taxes in excess
                                  ----
of an aggregate amount of $50,000 and (c) that any state law requirements necessary to complete the transactions contemplated hereby or requiring regulatory approval under the Transaction Documents have been satisfied and/or waived.).

            6.15.  Conversion of Debt to Employees
                   -------------------------------

            The Landmark Parties shall have received evidence, in a form satisfactory to the Landmark Parties, that indicates that all debt of the Company to the holders (the "Subordinated Debt Holders") of those certain
                             -------------------------
promissory notes listed on Schedule 6.15 and the warrants issued in connection
                           -------------
therewith have been, or simultaneously is being, exchanged for an aggregate of 13 million shares of the Company's Series C Preferred Stock pursuant to the agreements with such holders which are listed on Schedule 6.15; provided,
                                                 -------------
however, if the Merger is not consummated and LV, in its sole discretion, elects to proceed with the First Tranche Closing, then 1.3 million shares of the Series C Preferred Stock as designated by the Series C Certificate of Designation shall be issued to such Subordinated Debt Holders.

            6.16.  Employment Agreements
                   ---------------------

            Each of the employees of the Company shall have executed, without modification, the Company's standard Terms of Employment attached at Schedule
                                                                     --------
6.16.
----

            6.17.  Insurance
                   ---------

            The Company shall have obtained, on such terms and conditions and in such amounts as are reasonably acceptable to the Landmark Parties, errors and omissions and directors' and officers' insurance coverage.

            6.18.  Key Man Life Insurance
                   ----------------------

            The Company shall have obtained, on such terms and conditions and in such amounts as are reasonably acceptable to the Landmark Parties, key man life insurance policies payable to the Company on the lives of such senior executives as the Landmark Parties may reasonably request.

            6.19.  Election of Directors
                   ---------------------

            The persons designated by LV pursuant to the Shareholders Agreement for nomination and election as "Series B Directors" (as defined in the Shareholders Agreement) shall have been elected or appointed to the Board of Directors of the Company, effective upon the First Tranche Closing.

            6.20.  Member Metrics
                   --------------

            None of the figures that the Company has represented and warranted as true and correct in Section 3.24 shall have decreased; provided, with respect
                                                          --------
to the figures in Sections 3.24(a) through (e), decreases of less than 5% from the date of execution until each respective Closing Date, as applicable, shall be permitted for purposes of determining whether this condition has been satisfied.

            6.21.  Expenses
                   --------

            Aggregate expenses incurred by or otherwise obligated to be paid by the Company related to the consummation of the transactions contemplated by the Transaction Documents shall not exceed $2,000,000 (exclusive of Landmark Fees and Expenses) and each applicable payee shall have agreed to the terms (and the manner and timing of payment) that corresponds to such payee on Schedule 6.21.
                                                                -------------

            6.22.  NASDAQ Listing
                   --------------

            The Company shall have used its reasonable best efforts to remain listed on the NASDAQ National Market and shall have promptly responded to any regulatory authority regarding any listing requirements or requests.

            6.23.  Consents
                   --------

            The Company shall have procured all of the third party consents identified on Schedule 3.6. and on Schedule 3.17.
              -------------        -------------

            6.24.  Payment Defaults
                   ----------------

            The Company shall have cured any and all breaches, defaults and failures to comply that are required to be cured under Section 5.15.

            6.25.  Warrant Re-Issuance.
                   --------------------

            Newco shall have issued to LCI a replacement warrant certificate with identical terms to the Warrant.

            6.26.  Approval of Proceedings
                   -----------------------

            All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Landmark Parties, and their special counsels, Willcox & Savage and Willkie Farr & Gallagher; and the Landmark Parties shall have received copies of all documents or other evidence which it may reasonably request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance reasonably satisfactory to the Landmark Parties.

SECTION 7.  LANDMARK CONDITIONS FOR SECOND TRANCHE CLOSING
            ----------------------------------------------

            The obligation of LV to purchase and pay for the Second Tranche of Purchased Preferred Stock on the Second Tranche Closing Date, as provided in
Section 2.3 hereof, and LCI's related obligations hereunder, shall be subject to the performance by the Company of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

            7.1.   Representations and Warranties
                   ------------------------------

            The representations and warranties of the Company contained in this Agreement shall be true in all material respects on and as of the Second Tranche Closing Date as though such representations and warranties were made at and as of such date, except for representations and warranties qualified by reference to materiality which shall be true in all respects on and as of the Second Tranche Closing Date as though such warranties and representations were made at and as of such date, except to the extent that such representations and warranties must be adjusted to give effect to the Securities issued hereunder.

            7.2.   Compliance with Agreement
                   -------------------------

            The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the Second Tranche Closing Date.

            7.3.   Officer's Certificate
                   ---------------------

            The Landmark Parties shall have received a certificate, dated the Second Tranche Closing Date, signed by each of the President and the Chief Financial Officer of the Company, certifying that the conditions specified in the foregoing Sections 7.1 and 7.2 hereof have been fulfilled.

            7.4.   Default Under Senior Secured Note, this Agreement or
                   ----------------------------------------------------
                   Forbearance Agreements
                   ----------------------

            No event shall have occurred and continue to exist which with or without notice or the passage of time or both would constitute a default or has been declared a default under the Amended Loan Agreement, the Senior Secured Note or this Agreement which has not been unconditionally waived in writing by the Landmark Parties. There shall have been no default (or event which with or without notice or the passage of time or both would constitute a default) and no Forbearance Termination Event (as such term is defined in the applicable Forbearance Agreement) that has occurred under any of the Forbearance Agreements which has not been cured by the Company itself or unconditionally waived by the forbearing party. The Landmark Parties shall have received certification from the Company that each of the Forbearance Agreements is in full force and effect, has not been amended without LCI's consent and no event has occurred which with or without notice or the passage of time or both would constitute a Forbearance Termination Event which has not been unconditionally waived by the forbearing party.

            7.5.   Counsel's Opinion
                   -----------------

            The Landmark Parties shall have received from the Company's counsel, Jaffe, Raitt, Heuer and Weiss, Professional Corporation, an updated opinion, dated the Second Tranche Closing Date, substantially in the form of Exhibit O-1
                                                                    -----------
hereto and from the Company's special counsel Young, Conaway, an opinion, dated the Second Tranche Closing Date, substantially in the form of Exhibit O-2 hereto
                                                              -----------

            7.6.   Adverse Development
                   -------------------

            There shall have been no developments in the business, operations, assets, properties, or condition (financial or otherwise) of the Company, including without limitation the occurrence of any legal actions, suits, arbitrations or other legal, administrative or other governmental investigations, inquiries or proceedings brought or threatened against the Company, which in the opinion of the Landmark Parties would have a Material Adverse Effect.

            7.7.   Voting Agreements; Merger; Filing of Restated Charter
                   -----------------------------------------------------

            None of the Principal Investors shall have rescinded any Voting Agreements and, pursuant to such Voting Agreements, each shall have voted in favor of the transactions contemplated hereby. The Restated Charter shall have been filed with the Secretary of State of Delaware and the Merger shall have been consummated in accordance with the terms of the Agreement and Plan of Merger.

            7.8.   Approval of Proceedings
                   -----------------------

            All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Landmark Parties, and their special counsels, Willcox & Savage and Willkie Farr & Gallagher; and the Landmark Parties shall have received copies of all documents or other evidence which it may reasonably request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to the Landmark Parties.

            7.9.   Option Repricing and Reissuance
                   -------------------------------

            The Company shall have effected the option repricing contemplated by
Section 5.14.

            7.10.  Continued Conditions
                   --------------------

            To the extent that any of the conditions in Sections 6.15 through
6.24 were not satisfied on or before the First Tranche Closing, such conditions shall have been satisfied on or before the Second Tranche Closing, except to the extent in proceeding with the First Tranche Closing LV unconditionally waived in writing such conditions for all purposes.

SECTION 8.  COMPANY CLOSING CONDITIONS
            --------------------------

            The obligation of the Company to issue, execute and deliver the Series B Preferred Stock on each of the Closing Dates, as provided in Section 2 hereof, shall be subject to the performance by the Landmark Parties of their agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

          8.1.  Representations and Warranties
          ------------------------------

          The representations and warranties of the Landmark Parties contained in this Agreement shall be true in all material respects on and as of the First Tranche Closing Date as though such representations and warranties were made at and as of such date, except for representations and warranties qualified by reference to materiality which shall be true in all respects on and as of each of the applicable Closing Dates as though such warranties and representations were made at and as of such dates, except as otherwise affected by the transactions contemplated hereby.

          8.2.  Compliance with Agreement
                -------------------------

          The Landmark Parties shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or on each of the applicable Closing Dates.

          8.3.  Landmark's Certificates
                -----------------------

          The Company shall have received a certificate from LV for each of the Closings, dated the respective Closing Date, signed by a duly authorized representative of LV, certifying that the conditions specified in the foregoing Sections 8.1 and 8.2 hereof have been fulfilled.

          8.4.  Injunction
                ----------

          There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

          8.5.  Shareholders Agreement
                ----------------------

          The Landmark Parties shall have executed the Shareholders Agreement, the form of which is attached as Exhibit P hereto.
                                 ---------

          8.6.  Registration Rights Agreement
                -----------------------------

          The Landmark Parties shall have executed the Registration Rights Agreement, the form of which is attached as Exhibit I hereto.
                                            ---------

SECTION 9.EXCLUSIVITY AND TERMINATION
          ---------------------------

          9.1.  Takeover Proposal.
                ------------------

          (a) From the date of this Agreement until the earlier of the First Tranche Closing or the termination of this Agreement pursuant to Section 9.2, the Company and its subsidiaries will not, directly or indirectly through their officers, directors, employees, agents or otherwise, (i) solicit, initiate or encourage any Takeover Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to the Company or any of its subsidiaries to, or afford access to the properties, books or records of the Company or any of its subsidiaries to, any person that has indicated to the Company that it may be considering making, or that has made, a Takeover Proposal or whose efforts to formulate a Takeover Proposal would knowingly or could reasonably be expected to be assisted thereby; provided, nothing herein
                                                    --------
     shall prohibit the Company's Board of Directors from taking and disclosing to the Company's shareholders a position with respect to an unsolicited tender or exchange offer pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act. Notwithstanding the immediately preceding sentence, if an unsolicited Takeover Proposal, or an unsolicited written expression of interest that the Company reasonably expects to lead to a Takeover Proposal, shall be received by the Board of Directors of the Company, then, to the extent the Board of Directors of the Company believes in good faith (after consultation with its financial advisor) (i) that such Takeover Proposal would, if consummated, result in a transaction more favorable to the Company's shareholders from a financial point of view than the transaction contemplated by this Agreement and (ii) after reasonable inquiry by the Company, that the third party making such Takeover Proposal is financially capable of consummating such Takeover Proposal (any Takeover Proposal meeting such conditions being referred to in this Agreement as a "Superior Proposal") and the Board of Directors of the Company determines
      -----------------
     in good faith after consultation with outside legal counsel that it is necessary for the Board of Directors of the Company to comply with its fiduciary duties to shareholders under applicable law, the Company and its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives retained by it may furnish in connection therewith information and take such other actions as are consistent with the fiduciary obligations of the Company's Board of Directors, and such actions shall not be considered a breach of this
     Section 9.1 or any other provisions of this Agreement, provided that (A)
                                                            --------
     upon each such determination the Company notifies the Landmark Parties of such determination by the Company's Board of Directors and provides the Landmark Parties with a true and complete copy of the Superior Proposal received from such third party, if the Superior Proposal is in writing, or a written summary of all material terms and conditions thereof (including the identity of the person initiating the Superior Proposal), if it is not in writing, (B) the Company provides the Landmark Parties (simultaneously with the time that such documents are provided to such third party) with all documents containing or referring to non-public information of the Company that are supplied to such third party, to the extent not previously supplied by the Company to the Landmark Parties and (C) the Company provides such non-public information to any such third party pursuant to a non-disclosure agreement at least as restrictive as to confidential information as the Confidentiality Agreement between the Company and Landmark dated as of March 6, 2001.

          (b) The Company shall not, and shall not permit any of its officers, directors, employees (acting on behalf of the Company) or other representatives to agree to or endorse any Takeover Proposal unless the Company shall have terminated this Agreement pursuant to Section 9.2 and paid the Landmark Parties all amounts payable to the Landmark Parties pursuant to Section 9.4. Notwithstanding anything in this Agreement to the contrary, the Company shall not accept or recommend to its shareholders, or enter into any agreement concerning, a Superior Proposal for a period of not less than 48 hours after the Landmark Parties' receipt of a true and complete copy of such Superior Proposal, if the Superior Proposal is in writing, or a written summary of all material terms and conditions thereof, if it is not in writing. The Company will immediately notify the Landmark Parties after receipt of any Takeover Proposal or any notice that any person is considering making a Takeover Proposal or any request for non-public information relating to the Company or any of its subsidiaries or for access to the properties, books or records of the Company or any of its subsidiaries by (i) any person that has indicated to the Company that it may be considering making, or that has made, a Takeover Proposal, or (ii) any person whose efforts to formulate a Takeover Proposal would knowingly or could reasonably be expected to be assisted thereby and who could reasonably be expected to make a Takeover Proposal (such notice to include the identity of such person or persons) and will keep the Landmark Parties fully informed of the status and material details of any such Takeover Proposal notice, request or any correspondence or communications related thereto and shall provide the Landmark Parties with a true and complete copy of such Takeover Proposal notice or request or correspondence or communications related thereto, if it is in writing, or a complete written summary thereof, if it is not in writing. The Company shall immediately cease and cause to be terminated any existing discussions or negotiations with any parties (other than the Landmark Parties) conducted heretofore with respect to any Takeover Proposal. The Company shall ensure that the officers, directors and employees of the Company and its subsidiaries and any investment banker or other advisor or representative retained by the Company are aware of the restrictions described in this Section
9.1 and shall be responsible for any breach of this Section 9.1 by such officers, directors, employees, bankers, advisors and representatives. For purposes of this Agreement, "Takeover Proposal" means any offer or proposal for,
                             -----------------
or any indication of interest in, a merger or other business combination involving the Company or the acquisition of 20% or more of the outstanding shares of capital stock of the Company, or the sale or transfer of any significant portion of the assets of the Company, other than the transactions contemplated by this Agreement.

          9.2.  Termination.
                ------------

          This Agreement may be terminated at any time prior to the First Tranche Closing Date, notwithstanding approval by the shareholders of the Company of the Merger and the transactions contemplated herein:

          (a) by mutual written consent duly authorized by the Boards of Directors of the Company and the Landmark Parties; or

          (b) by either the Company or the Landmark Parties if the First Tranche Closing shall not have occurred on or before November 30, 2001 (the "End
                                                                             ---
Date") (provided, that a later date may be agreed upon in writing by the parties
----    --------
hereto and provided, further, that the right to terminate this Agreement under
           --------  -------
this Section 9.2(b) shall not be available to any party whose willful breach of this Agreement or failure to perform in all material respects its obligations under this Agreement to be performed or complied with prior to the First Tranche Closing has been the cause of or resulted in the failure of the First Tranche Closing to occur on or before such date); or

          (c) by either the Company or the Landmark Parties if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby; or

          (d) by the Landmark Parties if at the Shareholders' Meeting the approvals required under Section 6.11 are not obtained; or

          (e) by the Landmark Parties, (i) upon a material breach of any representation, warranty, covenant or agreement on the part of the Company (except for representations and warranties qualified by reference to materiality in which case any breach would give cause) set forth in this Agreement which is not cured within twenty (20) days after the Landmark Parties give notice of breach, or if any representation or warranty of Company shall have become untrue in any material respect (except for representations and warranties qualified by reference to materiality in which case if they become untrue in any respect cause would exist) such that the conditions set forth in Section 6 or Section 7 would not be satisfied within twenty (20) days after the Landmark Parties give notice of breach, (ii) if the Board of Directors of the Company shall have withheld, withdrawn, or modified its recommendation of shareholder approval of the Merger and the transactions contemplated herein or shall have resolved to do any of the foregoing, (iii) upon the occurrence of any default under any Forbearance Agreement (including without limitation under Section 4 of the Forbearance Agreement between the Company and American National Bank) or any Forbearance Termination Event (as such term is defined in any applicable Forbearance Agreement) has occurred, or (iv) for any reason the Company fails to call and hold the Shareholders' Meeting by the End Date; provided, however, that
                                                         --------  -------
the right to terminate this Agreement by the Landmark Parties under this Section 9.2(e) shall not be available to the Landmark Parties where the Landmark Parties are at that time in willful breach of this Agreement; or

          (f) by either the Landmark Parties or the Company, if the Company shall have accepted a Superior Proposal or if the Board of Directors of the Company recommends a Superior Proposal to the shareholders of the Company.

          9.3. Notice of Termination
               ---------------------

          (a) Subject to Section 9.3(b), any termination of this Agreement under Section 9.2 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement pursuant to Section 9.2, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto or any of its respective Affiliates, directors, officers or shareholders except nothing herein shall relieve any party from liability for any willful breach hereof. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, and in Sections 5.2 and 5.5 (as applicable to the Warrants), Section 5.10 (Confidentiality), Sections 9.2, 9.3 and 9.4 and Article XI, all of which obligations shall remain in full force and effect and survive termination of this Agreement in accordance with its terms.

          (b)  Any termination of this Agreement by the Company pursuant to
Section 9.2(f) hereof shall be of no force or effect unless at or prior to such termination the Company shall have paid to the Landmark Parties any amounts payable pursuant to Section 9.4.

          9.4. Fees and Expenses
               -----------------

          (a) If the proposed transactions are consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of their advisers, accountants and legal counsel) by the Landmark Parties shall be paid by the Company, including, without limitation, any and all fees and expenses incurred in relation to the printing and filing of any required proxy solicitation (including any preliminary materials related thereto) and any amendments or supplements thereto (collectively the "Landmark Fees and
                                                     -----------------
Expenses"); provided, that the Landmark Fees and Expenses shall be paid after
--------    --------
all of the Company's fees and expenses listed on Schedule 6.21 have been paid
                                                 -------------
(collectively the "Company Fees and Expenses"); and provided further that
                   --------------------------       ----------------
interest shall accrue at the rate of 8% on the Landmark Fees and Expenses from and after the date on which all Company Fees and Expenses have been paid, and that such Landmark Fees and Expenses and any accrued interest thereon to the extent when combined with the Company Fees and Expenses causes such aggregate fees and expenses to exceed $2 million (the "Excess Landmark Fees and Expenses")
                                             ---------------------------------
shall be deemed an advance which the Company shall not have to repay until the earlier of (i) the termination of that certain Intercreditor Agreement, dated as of June 15, 2001, by and between American National Bank and LCI, or (ii) the receipt by the Company of a written consent by American National Bank to the payment of such excess Landmark Fees and Expenses and accrued interest. In furtherance of that certain letter agreement dated July 27, 2001, between the Company and American National Bank, LCI hereby acknowledges that the Excess Landmark Fees and Expenses shall be "Landmark Indebtedness" as such term is defined in the Subordination Agreement between LCI and American National Bank.

          (b) Except as set forth in Section 9.4(c), if the proposed transactions are not consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisers, accountants and legal counsel) shall be paid by the party incurring such expenses.

          (c) The Company shall pay the Landmark Parties a fee of $1,000,000 plus any Landmark Fees and Expenses incurred in connection with the transactions contemplated hereby upon the earliest to occur of the following events:

   (i)    the termination of this Agreement by the Landmark Parties pursuant to
     Section 9.2(e)(ii) or Section 9.2(e)(iv) or, in the case of a willful breach by the Company, Section 9.2(e)(i); or

   (ii) the termination of this Agreement by the Company or the Landmark Parties pursuant to Section 9.2(f); or

   (iii) the termination of this Agreement by the Landmark Parties pursuant to Section

       9.2(d) as a result of the failure to receive the approvals required under
       Section 6.11 at the Shareholders' Meeting.

             (d) The fee payable pursuant to Section 9.4(c) shall be paid within five (5) business days after the first to occur of the events described in Sections 9.4(c)(i), (ii) and (iii).

             (e) Upon termination of this Agreement, the Senior Secured Note and any and all letters of credit, loans, advances, guaranties or other indebtedness borrowed by the Company from the Landmark Parties (the "Outstanding
                                                                     -----------
Indebtedness") shall become immediately due and payable and, if such
------------
termination is pursuant to Section 9.2(f), the Company shall within five (5) business days pay in full (in cash) the Outstanding Indebtedness and shall deliver to the Landmark Parties (in trust for the benefit of ANB) a cash amount sufficient to pay all indebtedness and obligations of the Company to ANB or a waiver from ANB that permits LCI to accept cash payment in satisfaction of the amounts payable hereunder and the Outstanding Indebtedness.

SECTION 10.  INTERPRETATION OF THIS AGREEMENT
             --------------------------------

             10.1.  Terms Defined
                    -------------

             As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

             Additional Option Closing:  shall have the meaning set forth in
             -------------------------
Section 2.4(b).

             Additional Option Period: shall have the meaning set forth in
             ------------------------
Section 2.4(a).

             Affiliate:  shall mean any Person or entity, directly or indirectly
             ---------
controlling, controlled by or under common control with such Person or entity.

             Agreement:  shall have the meaning set forth in the Preamble.
             ---------

             Agreement and Plan of Merger: shall have the meaning set forth in
             ----------------------------
the eleventh Recital.

             Amended Loan Agreement: shall have the meaning set forth in the
             ----------------------
third Recital.

             Approved Markets:  shall have the meaning set forth in Section 3.4.
             ----------------

             Approved Plan: shall have the meaning set forth in Section 6.11(b).
             -------------

             Articles of Incorporation:  shall have the meaning set forth in
             -------------------------
Section 3.1(a).

             Available Option Shares: shall have the meaning set forth in
             -----------------------
Section 2.4(a).

             Balance Sheet:  shall have the meaning set forth in Section 3.14.
             -------------

             Basket:  shall have the meaning set forth in Section 11.5(a).
             ------

             Bridge Loan Agreement: shall have the meaning set forth in the
             ---------------------
second Recital.

             Bridge Loan Amount:  shall have the meaning set forth in the second
             ------------------
Recital.

             Bridge Note: shall have the meaning set forth in the second Recital
             -----------

             Business Day: shall mean a day other than a Saturday, Sunday or
             ------------
other day on which banks in the State of New York are required or authorized to close.

             Business Plan:  shall have the meaning set forth in Section 5.8(c).
             -------------

             Bylaws:  shall have the meaning set forth in Section 3.1(a).
             ------

             Cap:  shall have the meaning set forth in Section 11.5(a).
             ---

             Certificates of Designation:  shall have the meaning set forth in
             ---------------------------
Section 3.3(c).

             Change of Control: shall mean (i) the sale, lease or transfer of
             -----------------
all or substantially all of the assets of the Company to any "Person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), (ii) the approval by the requisite shareholders of the Company of a plan of liquidation or dissolution of the Company, (iii) any "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d- 5(b)(1) under the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of the voting stock of the Company and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, unless, as a result of such transaction, the ultimate direct or indirect ownership of the Company is substantially the same immediately after such transaction as it was immediately prior to such transaction, or (iv) any consolidation or merger of the Company pursuant to which the Company Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of Company Common Stock and other capital stock of the Company entitled to vote in the election of directors of the Company, immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of capital stock entitled to vote in the election of directors of the continuing or surviving corporation immediately after the consolidation or merger. Notwithstanding the foregoing, the transactions contemplated in this Agreement shall not constitute a Change of Control.

             Closing Dates: shall have the meaning set forth in Section 2.3(b).
             -------------

             Closings: shall have the meaning set forth in Section 2.3(b).
             --------

             COBRA: shall have the meaning set forth in Section 3.20(g).
             -----

               Code:  shall mean the Internal Revenue Code of 1986, as amended.
               ----

               Common Stock: shall have the meaning set forth in the eighth
               ------------
Recital.

               Company:  shall have the meaning set forth in the Preamble.
               -------

               Company Fees and Expenses:  shall have the meaning set forth in
               -------------------------
Section 9.4(a).

               Company Plans: shall have the meaning set forth in Section
               -------------
3.20(a).

               Contingent Liability:  shall mean, as applied to any Person, any
               --------------------
direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however,
                                                             --------  -------
that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

               Converted Shares: shall have the meaning set forth in the
               ----------------
fifteenth Recital.

               Current Assets: shall mean, as of any applicable date, all
               --------------
amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of the Company and its subsidiaries as at such date less all inventory and non-recurring items including without limitation tax credits

               Current Liabilities:  shall mean, as of any applicable date, all
               -------------------
amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of the Company and its subsidiaries, as at such date, plus, to the extent not already included therein, all Advances (as defined in the Amended Loan Agreement) made under the Amended Loan Agreement or by the Landmark Parties for the Company's benefit under the Forbearance Agreements, including all Indebtedness (as defined in the Amended Loan Agreement) that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of the Company or any subsidiary to a date more than one year from the date of determination, including all current maturities of long term debt.

               DCIS: shall have the meaning set forth in the fourteenth Recital.
               ----

          Delaware Organizational Documents:  shall have the meaning set forth
          ---------------------------------
in Section 3.1(b).

          Encumbrance:  shall mean each of the following:
          -----------

          (a) security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise; and

          (b) The filing of any financing statement under the Uniform Commercial Code, as adopted and in effect in the State of Michigan or the State of Delaware, as applicable, as each may be amended from time to time, or the comparable law of any jurisdiction.

          End Date:  shall have the meaning set forth in Section 9.2(b).
          --------

          ERISA:  shall mean the Employee Retirement Income Security Act of
          -----
1974, as amended.

          Exchange Act:  shall mean the Securities Exchange Act of 1934, as
          ------------
amended, and the rules and regulations promulgated thereunder.

          Filed Financial Statements:  shall have the meaning set forth in
          --------------------------
Section 3.9(a).

          First Tranche Closing:  shall have the meaning set forth in Section
          ---------------------
2.2(b).

          First Tranche Closing Date:  shall have the meaning set forth in
          --------------------------
Section 2.2(b).

          First Tranche of Purchased Preferred Stock:  shall have the meaning
          ------------------------------------------
set forth in Section 2.2(a).

          First Tranche Purchase Price:  shall have the meaning set forth in
          ----------------------------
Section 2.2(a).

          Forbearance Agreements:  shall have the meaning set forth in Section
          ----------------------
6.7.

          Forecast:  shall have the meaning set forth in Section 2.4(c).
          --------

          Fully Diluted Basis: shall mean the outstanding capital stock of the
          -------------------
Company on a fully diluted basis assuming as outstanding (a) any shares reserved for issuance under any option plans of the Company, whether or not options in respect of such shares have been issued, (b) shares underlying any warrants (but excluding the Warrants), (c) all securities (including the Series B Preferred Stock) convertible into or exercisable for capital stock of the Company regardless of the exercise price, or (d) any capital stock issued or issuable under any agreement of the Company.

          GAAP:  shall mean U.S. generally accepted accounting principles.
          ----

          Grid Note:  shall have the meaning set forth in the sixth Recital.
          ---------

          Intellectual Property:  shall mean all of the following, owned or used
          ---------------------
in the current or contemplated business of the Company: (i) trademarks and service marks, trade dress, product configurations, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (ii) patentable inventions, discoveries, improvements, ideas, know-how, formula methodology, processes, technology, software (including password unprotected interpretive code or source code, object code, development documentation, programming tools, drawings, specifications and data) and applications and patents in any jurisdiction pertaining to the foregoing, including re-issues, continuations, divisions, continuations-in-part, renewals or extensions; (iii) trade secrets, including confidential information and the right in any jurisdiction to limit the use or disclosure thereof; (iv) copyrights in writings, designs software, mask works or other works, applications or registrations in any jurisdiction for the foregoing and all moral rights related thereto; (v) database rights; (vi) Internet Web sites, domain names and applications and registrations pertaining thereto and all intellectual property used in connection with or contained in all versions of the Company's Web sites;
(vii) rights under all agreements relating to the foregoing; (viii) books and records pertaining to the foregoing; and (ix) claims or causes of action arising out of or related to past, present or future infringement or misappropriation of the foregoing.

          Key Agreements and Instruments:  shall have the meaning set forth in
          ------------------------------
Section 3.7.

          Landmark Fees and Expenses:  shall have the meaning set forth in
          --------------------------
Section 9.4(a).

          Landmark Parties:  shall have the meaning set forth in the Preamble.
          ----------------

          LCI:  shall have the meaning set forth in the Preamble.
          ---

          Listed Intellectual Property:  shall have the meaning set forth in
          ----------------------------
Section 3.16(b).

          Loss:  shall have the meaning set forth in Section 11.5(a).
          ----

          LV:  shall have the meaning set forth in the Preamble.
          --

          Management Investors:  shall have the meaning set forth in Section
          --------------------
3.25.

          Material Adverse Effect:  shall have the meaning set forth in Section
          -----------------------
3.1(c).

          Material Contract:  shall have the meaning set forth in Section 3.18.
          -----------------

          Material Revenue Contract:  shall have the meaning set forth in
          -------------------------
Section 3.18.

          Merger:  shall have the meaning set forth in the eleventh Recital.
          ------

          Michigan Organizational Documents:  shall have the meaning set forth
          ---------------------------------
in Section 3.1(a).

          MSBT:  shall have the meaning set forth in Section 6.14.
          ----

          Multiemployer Plan:  shall have the meaning set forth in Section
          ------------------
3.20(b).

          Multiple Employer Plan:  shall have the meaning set forth in Section
          ----------------------
3.20(b).

          New H.H.:  shall have the meaning set forth in Section 3.24(e).
          --------

          Newco:  shall have the meaning set forth in the eleventh Recital.
          -----

          Note Purchase Price:  shall have the meaning set forth in Section 2.1.
          -------------------

          Organizational Documents:  shall have the meaning set forth in Section
          ------------------------
3.1(b).

          Outstanding Indebtedness:  shall have the meaning set forth in Section
          ------------------------
9.4(e).

          Person:  shall mean an individual, partnership, joint-stock company,
          ------
corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

          Permitted Liens:  shall mean the liens granted by the Company in favor
          ---------------
of American National Bank and Trust Company of Chicago.

          PIK Shares:  shall have the meaning set forth in the fifteenth
          ----------
Recital.

          PIK Warrant Shares:  shall have the meaning set forth in the ninth
          ------------------
Recital.

          PIK Warrants:  shall have the meaning set forth in the ninth Recital.
          ------------

          Principal Creditors:  shall mean American National Bank and Trust
          -------------------
Company of Chicago, Midwest Guaranty Bank, and 360 N. Michigan Trust.

          Principal Investors:  shall have the meaning set forth in Section
          -------------------
3.25.

          Proprietary Software:  shall have the meaning set forth in Section
          --------------------
3.17(a).

          Public Filings:  shall mean the Company's Annual Report on Form 10-K
          --------------
for the fiscal year ended December 31, 2000, as amended by Form 10-K/A filed with the SEC on April 27, 2001, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

          Purchase Option:  shall have the meaning set forth in Section 2.3(a).
          ---------------

          Registration Rights Agreement:  shall have the meaning set forth in
          -----------------------------
the sixteenth Recital.

          Restated Charter:  shall have the meaning set forth in the twelfth
          ----------------
Recital.

          SEC:  shall mean the Securities and Exchange Commission, or any
          ---
successor commission or agency having similar powers.

          SEC Documents:  shall have the meaning set forth in Section 3.9(a).
          -------------

          Second Tranche Closing:  shall have the meaning set forth in Section
          ----------------------
2.3(b).

          Second Tranche Closing Date:  shall have the meaning set forth in
          ---------------------------
Section 2.3(b).

          Second Tranche of Purchased Preferred Stock:  shall have the meaning
          -------------------------------------------
set forth in Section 2.3(a).

          Second Tranche Purchase Option:  shall have the meaning set forth in
          ------------------------------
Section 2.3(a).

          Second Tranche Purchase Price:  shall have the meaning set forth in
          -----------------------------
Section 2.3(a).

          Securities:  shall have the meaning set forth in the seventeenth
          ----------
Recital.

          Securities Act:  shall mean the Securities Act of 1933, as amended,
          --------------
and the rules and regulations promulgated thereunder.

          Senior Secured Loan:  shall have the meaning set forth in the third
          -------------------
Recital.

          Senior Secured Note:  shall have the meaning in the fourth Recital.
          -------------------

          Series B Certificate of Designation:  shall have the meaning set forth
          -----------------------------------
in the fourteenth Recital.

          Series B Directors:  shall have the meaning set forth in Section 6.19.
          ------------------

          Series B Preferred Stock:  shall have the meaning set forth in the
          ------------------------
fifteenth Recital.

          Series C Certificate of Designation:  shall have the meaning set forth
          -----------------------------------
in Section 3.3(c).

          Series C Preferred Stock:  shall have the meaning set forth in Section
          ------------------------
3.3(a).

          Share Price:  shall have the meaning set forth in Section 2.4(a).
          -----------

          Shareholders' Agreement:  shall have the meaning set forth in Section
          -----------------------
6.9.

          Shareholders' Meeting:  shall have the meaning set forth in Section
          ---------------------
5.4.

          Shortfall Amount:  shall have the meaning set forth in Section 2.4(c).
          ----------------

          Shortfall Event:  shall have the meaning set forth in Section 2.4(c).
          ---------------

          Shortfall Purchase Option:  shall have the meaning set forth in
          -------------------------
Section 2.4(a).

          Software:  shall have the meaning set forth in Section 3.17(a).
          --------

          Special Officer's Certificate:  shall have the meaning set forth in
          -----------------------------
Section 2.4(c).

          Special Opinion:  shall have the meaning set forth in Section 2.4(c).
          ---------------

          Special Representations and Warranties:  shall have the meaning set
          --------------------------------------
forth in Section 11.4.

          subsidiary:  shall mean a corporation of which a Person owns, directly
          ----------
or indirectly, more than 50% of the Voting Stock.

          Subordinated Debt Holders:  shall mean those holders of the notes that
          -------------------------
shall be converted into Series C Preferred Stock pursuant to Section 6.15.

          Superior Proposal:  shall have the meaning set forth in Section
          -----------------
9.1(a).

          Surfari:  shall have the meaning set forth in Section 11.5(a).
          -------

          Surfari Agreement:  shall have the meaning set forth in Section
          -----------------
11.5(a).

          Takeover Proposal:  shall have the meaning set forth in Section
          -----------------
9.1(b).

          Total actions:  shall have the meaning set forth in Section 3.24(e).
          -------------

          Total Liabilities:  shall mean all indebtedness and obligations
          -----------------
(including without limitation any Contingent Obligations) of or assumed by any Person including, without limitation, any indebtedness or obligation: (i) in respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) or evidenced by a promissory note, bond, debenture or other written obligation to pay money; (ii) for the payment, deferred or other written obligation to pay money; (ii) for the payment, deferred for more than thirty
(30) days, of the purchase price of goods or services (other than current trade liabilities of such Person incurred in the ordinary course of business and payable in accordance with customary practices); (iii) in connection with any letters of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated); (iv) in connection with the sale or discount of accounts receivable or chattel paper of Borrower; (v) on account of deposits or advances; and (vi) as lessee under Capital Leases. "Indebtedness" of any Person shall also include: (x) Indebtedness of others secured by an Encumbrance on any asset of such Person; (y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party; and (z) the Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer.

          Term Sheet:  shall have the meaning set forth in the first Recital.
          ----------

          Transaction Documents:  shall mean this Agreement, the Amended Loan
          ---------------------
Agreement, the Note, the Articles of Incorporation, the Restated Charter, Agreement and Plan of Merger, the Warrants, the Shareholders Agreement, the Registration Rights Agreement, the Forbearance Agreement, the Voting Agreements and any other documents necessary to consummate the transactions contemplated hereby.

          Voting Agreements:  shall have the meaning set forth in Section 3.25.
          -----------------

          Voting Stock:  shall mean securities of any class or classes of a
          ------------
corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          Warrant Shares:  shall have the meaning set forth in the ninth
          --------------
Recital.

          Warrants:  shall have the meaning set forth in the eighth Recital.
          --------

          Willkie Offices:  shall have the meaning set forth in Section 2.2(b).
          ---------------

          Works:  shall have the meaning set forth in Section 3.16(g).
          -----

          10.2.  Accounting Principles
                 ---------------------

          Where the character or amount of any asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

          10.3.  Directly or Indirectly
                 ----------------------

          Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          10.4.  Governing Law
                 -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

            10.5.  Paragraph and Section Headings
                   ------------------------------
            The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

SECTION 11. MISCELLANEOUS
            -------------

            11.1.  Notices
                   -------

            (a) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

                   (i) if to the Landmark Parties, at Landmark Communications, Inc., 150 W. Brambleton Avenue, Norfolk, VA 23510 (facsimile:
                   (757) 664-2164), Attention: Guy R. Friddell, III, Executive Vice President and General Counsel or at such other address or facsimile number as Landmark may have furnished the Company in writing, with a copies to: (i) Willcox & Savage, P.C., 1800 Bank of America Center, Norfolk, VA 23510 (facsimile: (757) 628-5566), Attention: Thomas C. Inglima; and (ii) Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019 (facsimile: (212) 728-8111), Attention:
                   William J. Grant, Jr.

                   (ii) if to the Company, at 360 N. Michigan Avenue, 19/th/ Floor, Chicago, IL 60601 (facsimile: (312) 853-0456),
                   Attention: Robert Gorman, or at such other address or facsimile number as it may have furnished Landmark in writing, with a copy to Jaffe, Raitt, Heuer & Weiss, P.C., One Woodward Avenue, Suite 2400, Detroit, MI 48226 (facsimile: (313) 961-8358), Attention: Peter Sugar.

            (b) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

            11.2.  Expenses and Taxes
                   ------------------

            The Company will pay, and save and hold the Landmark Parties harmless from any and all liabilities (including interest and penalties) with respect to, or resulting from any delay or failure in paying, stamp and other taxes (other than income taxes), if any, which may be payable or determined to be payable on the execution and delivery or acquisition of the Securities or the shares of Common Stock issuable upon conversion of the Series B Preferred Stock or the exercise of the Warrants.

           11.3. Reproduction of Documents
                 -------------------------

           This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Landmark Parties on the Closing Dates (except for the certificates evidencing the Series B Preferred Stock, the Converted Shares or the Warrant Shares themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Landmark Parties, may be reproduced by the Landmark Parties by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Landmark Parties may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Landmark Parties in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          11.4.  Survival
                 --------

          All warranties, representations, and covenants made by the Landmark Parties and the Company herein or in any certificate or other instrument delivered by the Landmark Parties or the Company under this Agreement shall be considered to have been relied upon by the Company or the Landmark Parties, as the case may be, and shall survive all deliveries to the Landmark Parties of the Securities, or payment to the Company for such Securities, regardless of any investigation made by the Company or the Landmark Parties, as the case may be, or on the Company's or the Landmark Parties' behalf for a period of one (1) year after each applicable Closing Date, except (i) the representations and warranties set forth in Sections 3.1, 3.3, 3.4 and 3.5 (the "Special
                                                             -------
Representations and Warranties") and all covenants and agreements set forth in
------------------------------
this Agreement shall survive each applicable Closing and continue in full force and effect except to the extent limited by a period set forth herein and (ii) if any party entitled to indemnification has made a written claim for indemnification to the party required to provide indemnification prior to the expiration of the applicable survival period, then in such case the indemnifying party shall remain liable for any Losses (defined below) resulting from, arising out of or related to the breach asserted in the notice of claim. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company hereunder.

          11.5.  Indemnity
                 ---------

          (a) (i) The Company shall indemnify the Landmark Parties against any loss, cost or damages (including reasonable attorneys' fees but excluding consequential damages) (each, a "Loss" and, collectively, "Losses") incurred by
                                 ----                      ------
any Landmark Party as a result of the breach by the Company of any representation, warranty, covenant or agreement in this Agreement or any certificate delivered in connection herewith.

                 (ii) The Company shall also indemnify the Landmark Parties against any lawsuits, claims, actions, suits, proceedings, or investigations relating to the transactions contemplated by the Transaction Documents by any person other than the Company, including, without limitation, any shareholder suits brought by or on behalf of the Company's shareholders.

               (iii) The Company's indemnity obligation under Section 11.5(a)(i) shall be limited as follows: (A) under such provision, the Company shall not be obligated to indemnify either Landmark Party until the Losses sustained, incurred, paid or required to be paid by the Landmark Parties exceed, in aggregate, a Three Hundred Thousand Dollars ($300,000) threshold (the "Basket"),
                                                                       ------
at which point the Company shall be obligated to indemnify the applicable Landmark Party(ies) from and against all Losses relating back to the first dollar and (B) there will be an $11,500,000 aggregate ceiling (the "Cap") on the
                                                                    ---
obligation of the Company to indemnify the Landmark Parties under such provision; provided, the foregoing notwithstanding, the Basket and Cap shall not apply to Losses arising out of, resulting from, or related to (x) the breach of any Special Representation and Warranty or (y) the breach of any covenant or agreement (including, without limitation this Section 11.5).

               (iv) Notwithstanding the foregoing, the Company shall also indemnify the Landmark Parties for any Losses arising out of or relating to any items listed on Schedule 3.20 including without limitation any liabilities
                -------------
related to employee contributions under the Company's 401(k) plan, Cafeteria Plan (whether imposed by any party) and any penalties associated therewith.

               (v) In addition to the foregoing, in the event that the Company shall issue any shares of Common Stock or equity or debt securities convertible, exchangeable or exercisable into Common Stock to Surfari, Inc. a Tennessee corporation ("Surfari") pursuant to the terms of that certain Asset Purchase
              -------
Agreement, dated as of November 30, 2000, by and between the Company and Surfari, as amended (the "Surfari Agreement") or otherwise issue any such shares
                          -----------------
to Surfari, the Company shall issue to LV a number of shares of Series B Preferred Stock equal on an as-converted basis to the number of shares of Common Stock issued to Surfari. Notwithstanding the foregoing calculation of the number of shares on an as-converted basis, LV shall be entitled to all anti-dilution protections applicable to the shares of Series B Preferred Stock under the Articles of Incorporation or Restated Charter, as applicable, on the same basis as if LV had been issued such shares at the First Tranche Closing and would consequently be entitled to protection for below market issuances on and after that date (other than as issued pursuant to this Section 11.5(a)(v)).

          (b) The Landmark Parties shall indemnify the Company against any Loss incurred by the Company as a result of the breach by the Landmark Parties of any representation, warranty, covenant or agreement in this Agreement.

          (c) Subject to the consummation of the First Tranche Closing, the Company agrees (i) that money damages would not be sufficient remedy for the Landmark Parties for any breach of this Agreement by the Company, (ii) that in addition to all other remedies, the Landmark Parties shall be entitled to specific performance and injunctive and other equitable relief as a remedy for any such breach, and (iii) to waive any requirement for the securing or posting of any bond in connection with such remedy.

          11.6.  Successors and Assigns; Assignability
                 -------------------------------------

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The Landmark Parties may freely assign this Agreement to their Affiliates provided such Affiliates agree in writing to be bound by the terms hereof including without limitation the confidentiality provisions set forth in Section 5.10.

          11.7.  Entire Agreement; Amendment and Waiver
                 --------------------------------------

     This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties (including without limitation the Confidentiality Letter dated March 6, 2001 between LCI and the Company and the Term Sheet). This Agreement may be amended with (and only with) the written consent of the Company and the Landmark Parties. This Agreement shall not become effective and the terms and provisions herein shall be of no force and effect unless and until both parties hereto have executed and delivered the Agreement. Any party hereto may, by written notice to the other parties, waive any provision of this Agreement. The failure or delay of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision.

          11.8.  Severability
                 ------------

          In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

          11.9.  Counterparts
                 ------------

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -- SIGNATURE PAGE FOLLOWS]

                                   COOLSAVINGS.COM INC.


                                    By: /s/ Matthew Moog
                                       ------------------------------
                                      Name:  Matthew Moog
                                      Title: President

                                   COOLSAVINGS, INC.

                                    By: /s/ Matthew Moog
                                       ------------------------------
                                      Name:  Matthew Moog
                                      Title: President

LANDMARK COMMUNICATIONS, INC.

By: /s/ Guy R. Friddell, III
   ------------------------------
Name:  Guy R. Friddell, III
Title: Executive Vice President

LANDMARK VENTURES VII, LLC

By: /s/ Richard R. Fraim
   ------------------------------
Name:  Richard R. Fraim
Title: VP/Sec/Treasurer

                               TABLE OF CONTENTS
                               -----------------

SECTION 1.   AUTHORIZATION OF SERIES B PREFERRED STOCK........................................   4
             -----------------------------------------

SECTION 2.   PURCHASE AND SALE OF SECURITIES..................................................   4
             -------------------------------

       2.1.  Issuance of Senior Secured Note..................................................   4
       2.2.  Issuance of First Tranche of Series B Preferred Stock............................   5
       2.3.  Issuance of Second Tranche of Series B Preferred Stock...........................   5
       2.4.  Issuance of Additional Tranches of Series B Preferred Stock......................   6
       2.5.  Equitable Adjustment.............................................................   8

SECTION 3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................   9
             ---------------------------------------------

       3.1.  Corporate Organization and Authority.............................................   9
       3.2.  Subsidiaries.....................................................................   9
       3.3.  Capitalization...................................................................  10
       3.4.  Issuance of Common Stock.........................................................  11
       3.5.  Corporate Proceedings, etc.......................................................  12
       3.6.  Consents and Approvals...........................................................  12
       3.7.  Absence of Defaults, Conflicts, etc..............................................  12
       3.8.  Absence of Certain Developments..................................................  13
       3.9.  Securities Law Issues............................................................  13
      3.10.  Acknowledgement of Dilution......................................................  15
      3.11.  No Bankruptcy....................................................................  15
      3.12.  Compliance with Law..............................................................  15
      3.13.  Litigation.......................................................................  16
      3.14.  Absence of Undisclosed Liabilities...............................................  16
      3.15.  Tax Matters......................................................................  16
      3.16.  Intellectual Property............................................................  17
      3.17.  Software.........................................................................  19
      3.18.  Material Contracts...............................................................  20
      3.19.  Employees........................................................................  20
      3.20.  Employee Benefit Plans...........................................................  21
      3.21.  Title to Tangible Assets.........................................................  22
      3.22.  Condition of Properties..........................................................  22
      3.23.  Insurance........................................................................  22
      3.24.  Membership Base; Demographic Activity............................................  23
      3.25.  Voting Agreements................................................................  23
      3.26.  Certain Interests................................................................  24
      3.27.  Registration Rights..............................................................  24
      3.28.  Private Offering.................................................................  24
      3.29.  Brokerage........................................................................  24
      3.30.  Minute Books.....................................................................  24
      3.31.  Change of Control................................................................  25

      3.32.  Material Facts...................................................................  25

SECTION 4.   REPRESENTATIONS AND WARRANTIES OF THE LANDMARK PARTIES...........................  25
             ------------------------------------------------------

       4.1.  Corporate Proceedings, etc.......................................................  25
       4.2.  Consents and Approvals...........................................................  25
       4.3.  Investment Representation........................................................  26
       4.4.  Access to Other Information......................................................  26
       4.5.  Risks of Investment..............................................................  26

SECTION 5.   COVENANTS OF THE PARTIES.........................................................  27
             ------------------------

       5.1.  Securities Compliance............................................................  27
       5.2.  Reservation of Stock Issuable Upon Conversion or Exercise of the Securities......  27
       5.3.  Form D; Blue Sky Laws............................................................  27
       5.4.  Best Efforts.....................................................................  28
       5.5.  Resale of Securities.............................................................  28
       5.6.  Covenants Pending the Closings...................................................  28
       5.7.  Further Assurance; Securities Law Assurances.....................................  29
       5.8.  Financial and Business Information...............................................  29
       5.9.  Inspection.......................................................................  31
      5.10.  Confidentiality..................................................................  31
      5.11.  Conduct of Business..............................................................  32
      5.12.  Lost, etc. Certificates Evidencing Shares (or Shares of Common Stock); Exchange..  32
      5.13.  Termination......................................................................  33
      5.14.  Option Repricing.................................................................  33
      5.15.  Payment Defaults.................................................................  33

SECTION 6.   LANDMARK CONDITIONS FOR FIRST TRANCHE CLOSING....................................  34
             ---------------------------------------------

       6.1.  Representations and Warranties...................................................  34
       6.2.  Compliance with Agreement........................................................  34
       6.3.  Officer's Certificate............................................................  34
       6.4.  Default Under Senior Secured Note, this Agreement or Forbearance Agreements......  34
       6.5.  Pending or Threatened Litigation.................................................  34
       6.6.  Counsel's Opinion................................................................  35
       6.7.  Forbearance Agreement............................................................  35
       6.8.  Adverse Development..............................................................  35
       6.9.  Shareholders Agreement...........................................................  35
      6.10.  Registration Rights Agreement....................................................  36
      6.11.  Shareholder Approval and Adoption of Restated Charter............................  36
      6.12.  Filing of Charter Terms; Merger..................................................  36
      6.13.  Voting Agreements................................................................  36

      6.14.  State Law Concerns...............................................................  36
      6.15.  Conversion of Debt to Employees..................................................  37
      6.16.  Employment Agreements............................................................  37
      6.17.  Insurance........................................................................  37
      6.18.  Key Man Life Insurance...........................................................  37
      6.19.  Election of Directors............................................................  37
      6.20.  Member Metrics...................................................................  37
      6.21.  Expenses.........................................................................  38
      6.22.  NASDAQ Listing...................................................................  38
      6.23.  Consents.........................................................................  38
      6.24.  Payment Defaults.................................................................  38
      6.25.  Warrant Re-Issuance..............................................................  38
      6.26.  Approval of Proceedings..........................................................  38

SECTION 7.   LANDMARK CONDITIONS FOR SECOND TRANCHE CLOSING...................................  38
             ----------------------------------------------

       7.1.  Representations and Warranties...................................................  39
       7.2.  Compliance with Agreement........................................................  39
       7.3.  Officer's Certificate............................................................  39
       7.4.  Default Under Senior Secured Note, this Agreement or Forbearance Agreements......  39
       7.5.  Counsel's Opinion................................................................  39
       7.6.  Adverse Development..............................................................  40
       7.7.  Voting Agreements; Merger; Filing of Restated Charter............................  40
       7.8.  Approval of Proceedings..........................................................  40
       7.9.  Option Repricing and Reissuance..................................................  40
      7.10.  Continued Conditions.............................................................  40

SECTION 8.   COMPANY CLOSING CONDITIONS.......................................................  40
             --------------------------

       8.1.  Representations and Warranties...................................................  41
       8.2.  Compliance with Agreement........................................................  41
       8.3.  Landmark's Certificates..........................................................  41
       8.4.  Injunction.......................................................................  41
       8.5.  Shareholders Agreement...........................................................  41
       8.6.  Registration Rights Agreement....................................................  41

SECTION 9.   EXCLUSIVITY AND TERMINATION......................................................  41
             ---------------------------

       9.1.  Takeover Proposal................................................................  41
       9.2.  Termination......................................................................  43
       9.3.  Notice of Termination............................................................  44
       9.4.  Fees and Expenses................................................................  45

SECTION 10.  INTERPRETATION OF THIS AGREEMENT.................................................  46
             --------------------------------

      10.1.  Terms Defined....................................................................  46
      10.2.  Accounting Principles............................................................  54

      10.3.  Directly or Indirectly...........................................................  54
      10.4.  Governing Law....................................................................  54
      10.5.  Paragraph and Section Headings...................................................  55

SECTION 11.  MISCELLANEOUS....................................................................  55
             -------------

      11.1.  Notices..........................................................................  55
      11.2.  Expenses and Taxes...............................................................  55
      11.3.  Reproduction of Documents........................................................  56
      11.4.  Survival.........................................................................  56
      11.5.  Indemnity........................................................................  56
      11.6.  Successors and Assigns; Assignability............................................  58
      11.7.  Entire Agreement; Amendment and Waiver...........................................  58
      11.8.  Severability.....................................................................  58
      11.9.  Counterparts.....................................................................  59

EXHIBIT A Amended Loan Agreement
EXHIBIT B Senior Secured Note
EXHIBIT C Grid Note
EXHIBIT D Warrants
EXHIBIT E Agreement and Plan of Merger
EXHIBIT F Restated Charter
EXHIBIT G Newco's Organizational Minutes with Bylaws
EXHIBIT H Series B Certificate of Designation
EXHIBIT I Registration Rights Agreement
EXHIBIT J Articles of Incorporation (Michigan entity)
EXHIBIT K Bylaws (Michigan entity)
EXHIBIT L Series C Certificate of Designation
EXHIBIT M Voting Agreements
EXHIBIT N Amended Incentive Stock Option Agreement
EXHIBIT O Jaffe, Raitt, Heuer & Weiss opinion
EXHIBIT P Shareholders Agreement
EXHIBIT Q Approved Plan
EXHIBIT R Employee Side Letters

                                                                  EXECUTION COPY

                                                                      Appendix B

                               VOTING AGREEMENT

          VOTING AGREEMENT, dated as of July 30, 2001 (this "Agreement"),
                                                             ---------
among those shareholders of coolsavings.com inc. listed on Exhibit A hereto
                                                           ---------
(each, a "Shareholder" and, collectively, the "Shareholders"), Landmark
          -----------                          ------------
Communications, Inc., a Virginia corporation, and Landmark Ventures VII, LLC, a Delaware limited liability company (with Landmark Communications, Inc., collectively, "Landmark").
               --------

          WHEREAS, each Shareholder beneficially owns the Common Shares, no par value per share ("Company Common Shares"), of coolsavings.com inc., a Michigan
                  ---------------------
corporation (the "Company"), set forth opposite such Shareholder's name on
                  -------
Exhibit A hereto (all such Company Common Shares, together with any other shares
---------
of the Company which any Shareholder hereinafter acquires (including without limitation any shares of Series C Preferred Stock, no par value per share), are referred to as the "Subject Shares");
                    --------------

          WHEREAS, Landmark and the Company are, simultaneously with the execution hereof, entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement");
                  ------------------

          WHEREAS, the Board of Directors of the Company has adopted the Purchase Agreement, approved the transactions contemplated thereby, and recommended to the shareholders of the Company the merger of the Company with and into its subsidiary, coolsavings, inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger substantially in the form attached as Exhibit B
                                                                      ---------
hereto (the "Merger");
             ------

          WHEREAS, the Shareholders and Landmark desire to enter into this Agreement to provide for, among other things, (1) the obligation of the Shareholders to vote their respective Subject Shares to adopt the Purchase Agreement and approve the transactions contemplated thereby and (2) the obligation of the Shareholders to vote their respective Subject Shares to approve the Merger;

          WHEREAS, each Shareholder acknowledges that Landmark is entering into the Purchase Agreement in reliance on the representations, warranties, covenants and other agreements of the Shareholders set forth in this Agreement; and

          NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          SECTION 1.  Covenants of the Shareholders.
                      -----------------------------

          (a)  Voting of the Company Stock. Until the termination of this
               ---------------------------
Agreement, each Shareholder shall do the following:

               (1) be present, in person or represented by proxy, at each meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the shareholders of the Company, or any class thereof, however called, or in connection with any written consent of the shareholders of the Company, so that all the Subject Shares then entitled to vote may be counted for the purposes of determining the presence of a quorum at such meetings or in connection with such consent;

          (2) at each such meeting held and with respect to each such written consent, vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering, all the Subject Shares held by such Shareholder (i) to adopt the Purchase Agreement and to approve the transactions contemplated thereby, and any action necessary or desirable in furtherance thereof, (ii) against any proposal for any recapitalization, amalgamation, merger, sale of assets or other business combination of or by the Company other than the transactions contemplated by the Purchase Agreement, or any other action or agreement that would in any such case result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement or that would result in any of the conditions to the obligations of the Company under the Purchase Agreement not being fulfilled, (iii) to adopt the Approved Plan (as defined in the Purchase Agreement), and (iv) to approve the Merger, and any action necessary or desirable in the furtherance thereof; and

          (3) use its best efforts (within its respective power) to cause a majority in number representing 66 2/3% in value of the holders of the outstanding Common Shares of the Company voting in person or by proxy at the Company Shareholders Meeting to adopt the Purchase Agreement and to approve the transactions contemplated thereby.

Nothing contained in this Agreement shall in any way preclude or in any manner restrict a Shareholder's designee who is serving on the Company's Board of Directors from discharging that designee's fiduciary duties as a director of the Company in accordance with the terms of the Purchase Agreement. Each shareholder is executing this Agreement solely in his or her capacity as the record or beneficial owner of the Subject Shares held by such Shareholder.

     (b)  No Inconsistent Agreements. Until the termination of this Agreement,
          --------------------------
each Shareholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Subject Shares which is inconsistent with this Agreement.

     (c)  Review of Purchase Agreement. Each Shareholder acknowledges receipt
          ----------------------------
and review of a copy of the Purchase Agreement.

     (d)  Transfer.
          --------

          (1) During the term of this Agreement, each Shareholder shall not transfer record ownership or beneficial ownership, or both, of any Subject Shares without the prior written consent of Landmark. Notwithstanding anything to the contrary, each Shareholder shall be free to transfer record ownership or beneficial ownership, or both, of any Subject Shares to an entity controlling, controlled by, or under common control with, such Shareholder, provided that such transferee agrees in writing to be bound by this Agreement with respect to such transferred Subject Shares. For elimination of doubt, any transfer or proposed transfer pursuant to the preceding sentence shall not be deemed an "Acquisition Proposal" for purposes of this Agreement.

          (2) The certificates evidencing the Subject Shares shall bear the following legend reflecting the restrictions on the transfer of such securities contained in this Agreement:

          "The securities evidenced hereby are subject to the terms of that certain Voting Agreement, dated as of July 30, 2001, by and among Landmark Communications, Inc., Landmark Ventures VII, LLC, and certain investors identified therein, which includes certain voting agreements and restrictions on transfer. A copy of this Agreement has been filed with the Secretary of the Company and is available upon request."

          As promptly as practicable after the date hereof, the Shareholders shall deliver all certificates representing any Subject Shares to the Company to enable the Company to place the foregoing legend on such certificates.

          (3)  For the purposes of this Agreement, the term "transfer" means a
                                                             --------
     sale, an assignment, a grant, a transfer, a pledge, the creation of a lien or other disposition (including a Hedging Transaction) of any Subject Shares or any interest of any nature in any Subject Shares, including, without limitations, the "beneficial ownership" of such Subject Shares (as determined pursuant to Rule 13d-3 under the Exchange Act). For purposes of this Agreement, a "Hedging Transaction" means any short sale (whether or
                        -------------------
     not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Subject Shares.

     (e)  No Revocation. The voting agreements contained herein are coupled with
          -------------
an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with the terms of this Agreement.

     SECTION 2.  Additional Covenants of the Shareholders.
                 ----------------------------------------

     (a)  Acquisition Proposal.  Each Shareholder shall not, and shall cause its
          --------------------
affiliates (other than the Company), the officers and directors of it and such affiliates, and its and such affiliate's employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of such Affiliates) not to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information) any inquiries or the making of any proposal or offer with respect to a merger, amalgamation, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, or any purchase or sale of 20% or more of the consolidated assets of the Company, taken as a whole, or any purchase or sale of, or tender or exchange offer for, the equity securities of the Company that, if consummated, would result in any Person (or the stockholders of such Person) beneficially owning securities representing 20% or more of the total voting power of the Company (or of the surviving or continuing parent entity in such transaction) (any such proposal, offer or transaction (other than a proposal or offer made by Landmark) being hereinafter referred to as an "Acquisition Proposal") or (ii) have any
                               --------------------
discussion with or provide any information or data to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal. For the purposes hereof, a "Person" shall mean an
                                                  ------
individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     SECTION 3.  Representations and Warranties of the Shareholders. Each
                 --------------------------------------------------
Shareholder severally represents and warrants to Landmark as follows:

     (a)  Authority. If such Shareholder is an individual, such Shareholder has
          ---------
full legal capacity and authority to enter into this Agreement and all instruments, documents and agreements contemplated hereby to be executed by or on behalf of such Shareholder and to carry out such Shareholder's obligations hereunder. This Agreement and all instruments, documents and agreements contemplated hereby to be executed by or on behalf of such Shareholder have been or will be at the Closing duly executed and delivered by such Shareholder and constitute, or will constitute, the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder, except to the extent enforceability is limited by applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion.

     (b)  Existence and Power. If such Shareholder is not an individual, that
          -------------------
such Shareholder is a validly existing company, duly organized and in good standing under the laws of its jurisdiction of organization. It has all requisite company power and authority to execute and deliver this Agreement.

     (c)  No Conflicts; Approvals. Neither the execution, delivery and
          -----------------------
performance by such Shareholder of this Agreement, nor the consummation by such Shareholder of the transactions contemplated hereby, will (a) violate, conflict with or result in a breach of any agreement, contract or other instrument to which such Shareholder is a party, (b) violate or conflict with any order, decree, law, rule or regulation applicable to such Shareholder or by which any property or asset of such Shareholder is bound, or (c) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any federal, state, municipal, foreign or other court or governmental body or agency, or any other regulatory body or Person by such Shareholder.

     (d)  Authorization; Contravention. If such Shareholder is not an
          ----------------------------
individual, that the execution and delivery by it of this Agreement and the performance by it of its obligations hereunder have (1) been duly authorized by all necessary corporate action and (2) do not and will not conflict with or result in a violation of, (A) any provision of its certificate of incorporation or bylaws, or similar organizational document, or (B) any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to it, the Subject Shares or any of its other properties or assets.

     (e)  Binding Effect. If such Shareholder is not an individual, this
          --------------
Agreement constitutes, or when executed and delivered by it will constitute, a valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, by general equity principles, (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

     (f)  Ownership. Such Shareholder is the record owner or beneficial owner of
          ---------
the Subject Shares listed beside its name in Exhibit A, free and clear of all
                                             ---------
liens, security interests, claims, pledges, options, rights of first refusal, limitations on voting rights, charges and other encumbrances of any nature whatsoever except as contemplated by the Purchase Agreement or any Transaction Documents set forth therein. As of the date of this Agreement, it does not own beneficially or of record any equity securities of the Company other than the Subject Shares set forth beside its name on Exhibit A. It has not appointed or
                                            ---------
granted any proxy which is still effective with respect to the Subject Shares. It has sole voting power or power to direct the vote of the Subject Shares set forth beside its name on Exhibit A and on the record date and the date of the
                         ---------
Company Shareholders Meeting at which the Purchase Agreement, the transactions contemplated thereby, and the Merger shall be presented for approval (or the date of any written consent in lieu thereof), it will have sole voting power or power to direct the vote of all its Subject Shares.

     (g)  Litigation. There is no action, suit, investigation, complaint or
          ----------
other proceeding pending against such Shareholder or, to its knowledge, threatened against it or any other Person that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the exercise by such Shareholder or its beneficiary of such Shareholder's rights hereunder or the performance by such Shareholder of its obligations hereunder.

     SECTION 4. Miscellaneous Provisions.
                ------------------------

     (a)  Notices. All notices and other communications hereunder shall be in
          -------
writing and shall be deemed duly given (1) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (2) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (3) on the seventh business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be given to Landmark at its address stated in the Purchase Agreement and all notices to each of the Shareholders shall be given at its address in the register of shareholders of the Company, or, in each case, at any other address as the party may specify for this purpose by notice to the other parties.

     (b)  No Waivers; Remedies; Specific Performance.
          ------------------------------------------

          (1) No failure or delay by Landmark in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

          (2) In view of the uniqueness of the agreements contained in this Agreement and the transactions contemplated hereby and thereby and the fact that Landmark would not have an adequate remedy at law for money damages in the event that any obligation under this Agreement is not performed in accordance with its terms, each of the Shareholders therefore agrees that Landmark shall be entitled to specific enforcement of the terms of this Agreement (without the showing of special, imminent or irreparable damages and without any obligation to post bond or other security or surety) in addition to any other remedy to which Landmark may be entitled, at law or in equity, and if Landmark shall institute any action or proceeding to enforce the provisions hereof, the Shareholders hereby waive the claim or defense that Landmark has an adequate remedy at law.

     (c)  Amendment, Etc. No amendment, modification, termination, or waiver of
          --------------
any provision of any this Agreement, and no consent to any departure by any party hereto or Landmark from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by all the Shareholders and Landmark and, solely with respect to Section 2, this Section 4(c) and Section 4(d), Landmark, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

     (d)  Successors and Assigns; Third Party Beneficiaries.
          -------------------------------------------------

          (1) No party shall assign any of its rights or delegate any of its obligations under this Agreement. Any assignment or delegation in contravention of this Section 4(d) shall be void ab initio and shall not relieve the assigning or delegating party of any obligation under this Agreement.

          (2) The provisions of this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective permitted heirs, executors, legal representatives, successors and assigns, and no other person, except that the Company shall be a third party beneficiary under this Agreement with respect to Section 2, Section 4(c) and this
     Section 4(d) and shall be entitled to enforce its rights hereunder directly.

     (e)  Scope. References in this Agreement to the Purchase Agreement shall
          -----
not be deemed to include any amendments to the Purchase Agreement, unless the parties hereto have agreed in writing to such inclusion.

     (f)  Governing Law. This Agreement and all rights, remedies, liabilities,
          -------------
powers and duties of the parties hereto, shall be governed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

     (g)  Severability of Provisions. If any term or other provision of this
          --------------------------
Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     (h)  Headings and References. Article and section headings herein are
          -----------------------
included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties, express beneficiaries, articles and sections in this Agreement are references to parties to or the express beneficiaries and sections of this Agreement, unless the context shall require otherwise. Any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use in this Agreement of the word "include" or "including," when following any general statement, term or matter, shall not be construed to limit such statement, term, or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

     (i)  Entire Agreement. This Agreement embodies the entire agreement and
          ----------------
understanding of the Shareholders and Landmark, and supersedes all prior agreements or understandings, with respect to the subject matters of this Agreement.

     (j)  Survival. Except as otherwise specifically provided in this Agreement,
          --------
each representation, warranty and covenant of a party contained herein shall remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party or beneficiary of a related condition precedent to the performance by the other party or beneficiary of an obligation under this Agreement. No representation, warranty or covenant shall survive termination of this Agreement pursuant to Section 4(l) below; provided, however, if any party has made a written claim for breach prior to the expiration of any applicable survival period, then in such case the breaching party shall remain liable for any losses resulting from, arising out of or related to the asserted breach.

     (k)  Submission to Jurisdiction; Waivers.  Each Shareholder and Landmark
          -----------------------------------
irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereto brought by another party hereto or its successors or assigns may be brought and determined in the courts of the State of New York, and each Shareholder and Landmark hereby irrevocably submit with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts. Each Shareholder and Landmark hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with the rules of such courts, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

          (l)  Termination. Unless terminated earlier by mutual agreement of the
               -----------
     parties, this Agreement shall terminate upon the first to occur of (i) consummation of the transactions contemplated under the Purchase Agreement or (ii) the termination of the Purchase Agreement pursuant to its terms or
     (iii) January 31, 2002.

          (m)  Counterparts. This Agreement may be signed in any number of
               ------------
     counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

               [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                              LANDMARK COMMUNICATIONS, INC.



                              By: /s/ Guy R. Friddell, III
                                 --------------------------------------
                                 Name:  Guy R. Friddell, III
                                 Title: Executive Vice President


                              LANDMARK VENTURES VII, LLC



                              By: /s/ Richard A. Fraim
                                 --------------------------------------
                                 Name:  Richard A. Fraim
                                 Title: VP/Sec/Treasurer


                              LEND LEASE INTERNATIONAL PTY. LIMITED [ACN#
                                 000489109]



                              By: /s/ Mark Skinner
                                 --------------------------------------
                                 Name:  Mark Skinner
                                 Title: Power of Attorney

                               [Voting Agreement]

                              STEVEN M. GOLDEN

                              /s/ Steven M. Golden
                              ------------------------------------------

                              STEVEN M. GOLDEN REVOCABLE LIVING TRUST DATED
                                 3/3/98



                              By: /s/ Steven M. Golden
                                 ---------------------------------------
                                 Name:  Steven M. Golden
                                 Title: Trustee


                              STEVEN M. GOLDEN L.L.C.



                              By: /s/ Steven M. Golden
                                 ---------------------------------------
                                 Name:  Steven M. Golden
                                 Title: Member


                              MATTHEW MOOG

                              /s/ Matthew Moog
                              ------------------------------------------

                              MOOG INVESTMENT PARTNERS LP

                              By: /s/ Matthew Moog
                                 ---------------------------------------
                                 Name:  Matthew Moog
                                 Title: Gen. Partner


                              ROBERT J. KAMERSCHEN

                              /s/ Robert J. Kamerschen
                              ------------------------------------------
                               [Voting Agreement]

                              HUGH R. LAMLE


                              /s/ Hugh R. Lamle
                              ------------------------------------------


                              HLBL FAMILY PARTNERS LP


                              By: /s/ Hugh R. Lamle
                                 ---------------------------------------
                                 Name:
                                 Title: Managing GP


                              HUGH AND BETSY LAMLE FOUNDATION


                              By: /s/ Hugh R. Lamle
                                 ---------------------------------------
                                 Name:
                                 Title: President


                              RICHARD H. ROGEL REVOCABLE LIVING TRUST DATED
                                 3/21/90


                              By: /s/ Richard H. Rogel
                                 ----------------------------------------
                                 Name:  Richard H. Rogel
                                 Title:



                              RICHARD ROGEL -- CHARITABLE REMAINDER TRUST


                              By: /s/ Richard H. Rogel
                                 ----------------------------------------
                                 Name:  Richard H. Rogel
                                 Title:

                               [Voting Agreement]

                              [RICHARD ROGEL LIMITED PARTNERSHIP]



                              By: /s/ Richard H. Rogel
                                 -----------------------------------
                                 Name:  Richard H. Rogel
                                 Title:



COOLSAVINGS.COM INC., as third party beneficiary



By: /s/ Matthew Moog
   ----------------------------
   Name:  Matthew Moog
   Title: President & CEO [Voting Agreement]

                                                                      Appendix C

              CERTIFICATE OF DESIGNATIONS, NUMBER, VOTING POWERS,
           PREFERENCES AND RIGHTS OF SERIES B CUMULATIVE CONVERTIBLE
                                PREFERRED STOCK
                                       OF
                              COOLSAVINGS.COM INC.

Pursuant to Section 302 of the Michigan Business Corporation Act, MCLA 450.1302

          The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of coolsavings.com inc., a Michigan corporation (hereinafter called the "Corporation"), with the preferences and rights set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation having been fixed by the Board of Directors pursuant to authority granted to it under Article III of the Corporation's Amended and Restated Articles of Incorporation and in accordance with the provisions of Section 302 of the Michigan Business Corporation Act, MCLA 450.1302:

          RESOLVED: That, pursuant to authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby authorizes the issuance of 8,695,000 shares of Series B Cumulative Convertible Preferred Stock of the Corporation and hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Amended and Restated Articles of Incorporation of the Corporation, as follows:

          1.   DESIGNATION AND AMOUNT. 8,695,000 shares of preferred stock shall
               ----------------------
be designated "Series B Cumulative Convertible Preferred Stock" no par value per share (the "Series B Preferred Stock").

          2.   DIVIDENDS.
               ---------

          (a) The holders of Series B Preferred Stock shall be entitled to receive from funds of the Corporation lawfully available therefor cumulative dividends per share equal to 8% per annum of the Series B Preferred Amount (as herein defined) of such Series B Preferred Stock. Dividends may be declared, set apart for or paid upon the Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the Series C Convertible Preferred Stock (the "Series C Preferred Stock"), Common Stock or any other stock ranking with respect to dividends or on liquidation junior to the Series B Preferred Stock (such stock being referred to hereinafter collectively as "Junior Stock") in any year if and only if all dividends have been paid to the holders of the Series B Preferred Stock as set forth above and only if authorized as provided below. Dividends shall be declared by the Board of Directors of the Corporation (the "Board of Directors") and shall (i) be computed on the basis of the aggregate Series B Preferred Amount (defined below) of the Series B Preferred Stock, (ii) accrue and be payable quarterly, in arrears, on: January 1, April 1, July 1 and October 1 of each year (each such date being referred to herein as a "Quarterly Dividend Date"), (iii) compound quarterly on each Quarterly Dividend

Date, and (iv) except in connection with conversion, be payable, on a pro rata per share basis, solely in additional shares of Series B Preferred Stock. The "Series B Preferred Amount" with respect to each share of Series B Preferred Stock shall mean, as at any date, the Series B Stated Value, plus a cash amount equal to all accrued and cumulated but unpaid dividends (whether or not declared) on such share as at such date. The term "Series B Stated Value" shall mean $1.554 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to the Series B Preferred Stock; provided, however, that there shall be no
                              --------  -------
adjustment to the Series B Stated Value in respect of any dividends paid in additional shares of Series B Preferred Stock pursuant to this Section 2.

          (b) The number of shares of Series B Preferred Stock to be issued in payment of the dividend with respect to each outstanding share of Series B Preferred Stock shall be determined by dividing (i) the amount of the dividend per share that would have been payable had such dividend (as cumulated and compounded as provided above) been paid in cash by (ii) the Series B Stated Value. To the extent that any such dividend would result in the issuance of a fractional share of Series B Preferred Stock (which shall be determined with respect to the aggregate number of shares of Series B Preferred Stock held of record by each holder) then the amount of such fraction multiplied by the Series B Stated Value shall be paid in additional shares (including, if necessary, fractions thereof) of Series B Preferred Stock.

          (c) Dividends on the Series B Preferred Stock shall be cumulative and shall continue to accrue and compound whether or not declared and whether or not in any fiscal year there shall be net profits, surplus or other funds legally available for the payment of dividends in such fiscal year, so that if in any fiscal year or years dividends in whole or in part are not paid upon the Series B Preferred Stock when due, such unpaid dividends shall accumulate in preference to the holders of the Junior Stock until paid in full or until applied in connection with conversion.

          (d) For so long as the Series B Preferred Stock remains outstanding, the Corporation shall not, without the prior consent of the holders of a majority of the outstanding shares of Series B Preferred Stock, pay any dividend upon the Junior Stock, whether in cash or other property (other than shares of Junior Stock), or purchase, redeem or otherwise acquire any such Junior Stock unless, in addition to the payment of the dividend to the holders of the Series B Preferred Stock as described above, the Corporation has redeemed all shares of Series B Preferred Stock which it would theretofore have been required to redeem under Section 8 hereof. Notwithstanding the provisions of this Section 2(d), without declaring or paying dividends on the Series B Preferred Stock, the Corporation may, subject to applicable law, repurchase or redeem shares of capital stock of the Corporation from directors, officers, employees of or consultants or advisors to the Corporation as provided in
Section 4(b)(iv) below.

          3.     LIQUIDATION, DISSOLUTION OR WINDING UP.
                 --------------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders upon such liquidation, dissolution or winding up, but before any payment shall be made to the holders of Junior Stock, an amount in cash equal to the greater of
(i) the Series B Preferred Amount or (ii) the amount per share of Series B Preferred Stock as would have been payable had each such share of Series B Preferred Stock (and the accrued and cumulated but unpaid dividends thereon) been converted to Common Stock immediately prior to any liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for the distribution to its shareholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          (b) After the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock and any other series of Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its shareholders.

          (c) The merger or consolidation of the Corporation into or with another corporation that effects a Change of Control (defined in Section 8 below), the merger or consolidation of any other corporation into or with the Corporation that effects a Change of Control, or the sale, conveyance, mortgage, pledge or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 3 if the holders of shares of Series B Preferred Stock representing a majority of the then outstanding shares of Series B Preferred Stock so elect in writing.

          4.     VOTING.
                 ------

          (a) Each issued and outstanding share of Series B Preferred Stock shall be entitled to the number of votes equal to the largest number of whole shares of Common Stock into which each such share of Series B Preferred Stock (together with the accrued and cumulated but unpaid dividends thereon) is convertible pursuant to Section 5 hereof (as adjusted from time to time pursuant to Sections 5 and 6), at each meeting of shareholders of the Corporation (or pursuant to any action by written consent) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration, including, without limitation, the election of directors (as to which the Series B Preferred Stock shall also have rights voting separately as a class as set out in this Section 4), and shall be entitled to notice of any shareholders meeting in accordance with the Bylaws of the Corporation. Except as provided by law or hereunder, the holders of Series B Preferred Stock shall vote together with the holders of Common Stock (and the Series C Preferred Stock) as a single class. With respect to any matter for which the holders of the Series B Preferred Stock shall be entitled to vote as a separate class, the action required or permitted to be taken (whether at an annual or special meeting of shareholders) may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the actions so taken, shall be signed by the holders of the outstanding shares of Series B Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series B Preferred Stock entitled to vote thereon were present and voted. For purposes of the foregoing, the determination of "whole shares" shall be based upon the aggregate number of shares of Series B Preferred Stock held by each holder, and not upon each share of Series B Preferred Stock held by the holder.

          (b) In addition to any other rights provided by law, the Corporation shall not, and the Corporation shall cause the certificate or articles of incorporation of each subsidiary (a "Subsidiary") to provide that such Subsidiary shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Series B Preferred Stock:

                 (i) amend the Corporation's articles of incorporation or bylaws in any manner;

                 (ii) merge, consolidate, or otherwise combine the Corporation with or into any other entity, effect any sale, lease, license, assignment (for the benefit of creditors or otherwise), transfer or other conveyance or disposition of any material portion of the assets of the Corporation or any of its Subsidiaries, or any consolidation, merger or share exchange involving the Corporation or any Subsidiary or any reclassification or other change of any stock, or any recapitalization, or any dissolution, liquidation or winding up of the Corporation;

                 (iii) acquire, by purchase, exchange, merger, consolidation or other business combination, lease, assignment, or any other transfer or conveyance (whether constituting one or a series of transactions), all or substantially all of the properties or assets of any other corporation, entity or business (as determined in accordance with Rule 11-01(d) of Regulation S-X promulgated by the Securities and Exchange Commission), or enter into a joint venture or partnership with any other entity, in each case involving the payment of consideration or contribution by the Corporation or any Subsidiary in an aggregate amount or value in excess of $1,000,000;

                 (iv) purchase, redeem or otherwise acquire for value (or pay into or set aside as a sinking fund for such purpose) any of the capital stock of the Corporation; provided, that this provision shall not apply to the repurchase of shares of capital stock from directors, officers, employees of or consultants or advisers to the Corporation or any Subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment by or service to the Corporation or any Subsidiary;

                 (v) permit any Subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or a wholly owned Subsidiary, any stock of such Subsidiary, if after giving effect to such issuance or sale, the Corporation or a wholly owned Subsidiary would own less than 80 percent of the outstanding stock of such Subsidiary on a fully diluted basis;

                 (vi) authorize, issue or obligate itself to issue any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security carrying any warrant or right to subscribe for or purchase any stock or similar security, or any such warrant or right (an "Equity Security") except in exchange for (a) cash (if otherwise permitted), (b) shares issuable upon exercise or conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the warrants to purchase common stock issued to Landmark Communications, Inc. or certain of its affiliates or transferees (collectively, "Landmark") (the "Warrants") in connection with the Corporation's issuance and sale of a Senior Secured Note to Landmark in the aggregate principal amount of $5,000,000 dated July 30, 2001 (as may be amended, the "Senior Secured Note"), or (c) shares of Common Stock or options to purchase Common Stock pursuant to an option or incentive plan approved by the Board of Directors, provided such approval included the affirmative vote of one of the Series B Directors (as defined below) (an "Approved Plan"), provided the aggregate number of options, warrants or any other type of rights or equity securities issued and outstanding under any such Approved Plan shall not exceed 7,953,954 plus up to 1,800,000 options issued in connection with the cancellation of options issued under the Corporation's 1997 Stock Option Plan and reissuance under an Approved Plan as contemplated by that certain Securities Purchase Agreement among the Corporation, Landmark and Landmark Ventures VII, LLC dated July 30, 2001 (the "Purchase Agreement");

                 (vii) authorize or issue, or obligate itself to issue, any (a) shares of Series B Preferred Stock or capital stock of the Corporation convertible into or exchangeable for Series B Preferred Stock to any person other than an existing holder of Series B Preferred Stock, or (b) Equity Securities ranking senior to or on a parity with the Series B Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or reclassify any Equity Security such that it ranks senior to or on a parity with the Series B Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise;

                 (viii) increase or decrease (other than by the redemption or conversion of the Series B Preferred Stock as provided herein) the total number of authorized shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or issue any additional shares of any such series of Preferred Stock or declare or pay any dividends or declare or make any other distribution, direct or indirect (other than a dividend payable solely in shares of Common Stock or paid in kind on the Series B Preferred Stock) on account of any Equity Security or set apart any sum for any such purpose;

                 (ix) adopt any stock option, stock purchase or similar incentive plan or arrangement other than an Approved Plan, amend any Approved Plan or amend any stock option, restricted stock award, stock purchase right or other incentive award or grant issued or granted pursuant to an Approved Plan;

                 (x) enter into or permit any Subsidiary to enter into any agreement, indenture or other instrument which contains any provisions expressly restricting the Corporation's obligation to make prepayments or payments in kind under or redemptions of the Senior Secured Note or pay dividends, make payments in kind or effect redemptions of the Series B Preferred Stock;

                 (xi) enter into any transaction with an officer, director, employee or holder of more than 5% of the Corporation's capital stock (other than with the holders of the Series B Preferred Stock or Landmark or its affiliates) or any affiliate thereof other than in the ordinary course of business;

                 (xii) enter into any agreement which restricts the Corporation from engaging in any business practice without the approval of the majority of the Board of Directors, including the affirmative vote of the Series B Directors;

                 (xiii) hire, terminate or replace the Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, Chief Technology Officer or Executive Vice President - Business Development;

                 (xiv)  create any Subsidiary; or

                 (xv) amend, alter or rescind any term of the Forbearance Agreement between the Corporation and American National Bank dated as of June 15, 2001, as amended July 27, 2001, or the Forbearance Agreement between the Corporation and Midwest Guaranty Bank dated as of July 27, 2001.

          (c) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single class. For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or being on a parity with, the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, exchange, dissolution or winding up of the Corporation shall be deemed so to affect adversely the Series B Preferred Stock.

          (d) At all times while the Series B Preferred Stock is outstanding, the authorized number of directors shall be no less than seven (7) nor more than thirteen (13) (such maximum number, the "Whole Board Limit"), and the exact number of directors (the "Designated Number") shall initially be thirteen (13); provided, the Designated Number and the Whole Board Limit (or, if applicable,
--------
the Reset Board Limit, defined below) shall be automatically increased as may be required pursuant to Section B.4(e) below; and, provided, further, the
                                                --------  -------
Designated Number may be increased or decreased (but not below seven (7) nor above thirteen (13), if the Whole Board Limit applies, or nine (9), if the Reset Board Limit applies) by resolution of a majority of the Board of Directors (including the affirmative vote of at least one director designated and elected to a Reserved Series B Seat (as defined below) (a "Series B Director")) if in connection with such increase or decrease, as applicable, the number of Reserved Series B Seats continues to have at least the same proportionate relationship to the Whole Board Limit or Reset Board Limit, as applicable, after such increase or decrease as existed immediately prior thereto.

          (e) In addition to the rights of the Series B Preferred Stock to vote in the general election of directors on an as converted basis, the Series B Preferred Stock shall have the following special voting rights, voting separately as a single class, with respect to the designation and election of directors:

                 (i) the holders of the shares of Series B Preferred Stock shall at all times have the exclusive right to designate for election and to elect, except as provided in Section 4(e)(ii) below, a majority of the Board of Directors (initially, not less than seven (7) directors) (the "Reserved Series B Seats"), provided, that the number of Reserved Series B Seats shall be
         --------
automatically increased (but not decreased) from time to time to such number as is proportionate to the percentage of the Common Stock owned by the holders of the Series B Preferred Stock (including for such purposes any stock or other securities convertible into Common Stock calculated on an as-converted basis), rounded up to the nearest whole number of members of the Board of Directors, in which case the Designated Number and the Whole Board Limit shall, to the extent necessary, be deemed increased for each additional Reserved Series B Seat. The holders of the Series B Preferred Stock shall be entitled to leave some or all of the Reserved Series B Seats vacant without waiving the right at any time and from time to time to designate and elect directors to all of the Reserved Series B Seats (as the same may be increased from time to time in accordance with the terms hereof). The holders of the shares of Series B Preferred Stock may exercise their right to make the foregoing designations and elections, at any time and from time to time at their option, by written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock given in writing or at a special meeting, consenting or voting (as the case may be) separately as a single class.

                 (ii) If (A) all conditions to the Second Tranche Closing (as defined in the Purchase Agreement) have been satisfied or waived by October 25, 2001 and Landmark has failed to close, or (B) Landmark does not exercise the Second Tranche Purchase Option (as defined in the Purchase Agreement) on or before December 31, 2001, the Designated Number and the Whole Board Limit shall be reduced to nine (9) (the "Reset Board Limit") and the number of Reserved Series B Seats shall, subject to Section 4(e)(iii) below, at all times be proportionate to the percentage of the Common Stock held in the aggregate by all holders of Series B Preferred Stock (including for such purposes any stock or other securities convertible into Common Stock calculated on an as-converted basis), rounded up to the nearest whole number of members of the Board of Directors in which case the Designated Number and the Reset Board Limit shall, to the extent necessary, be deemed increased for each additional Reserved Series B Seat. The holders of the Series B Preferred Stock shall be entitled to leave some or all of the Reserved Series B Seats vacant without waiving the right at any time and from time to time to designate and elect directors to all of the Reserved Series B Seats (as the same may be increased from time to time in accordance with the terms hereof). The holders of the shares of Series B Preferred Stock may exercise their right to make the foregoing designations and elections, at any time and from time to time at their option, by written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred

Stock given in writing or at a special meeting, consenting or voting (as the case may be) separately as a single class.

                 (iii) If at any time while the number of Reserved Series B Seats is determined pursuant to Section 4(e)(ii) above the Corporation fails for any reason to (A) pay any quarterly dividend as set forth in Section 2(a) above, or (B) make any redemption payment required pursuant to Section 8 hereof (each, a "Default"), then in any such case at any time following and during the continuance of any Default, the holders of the shares of Series B Preferred Stock shall, by written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or at a special meeting consenting or voting (as the case may be) separately as a class, be entitled to exercise the Special Voting Rights (as hereinafter defined), provided the Corporation is provided with five (5) days written notice that such right has been exercised. In the event that the Corporation cures such failure to pay any quarterly dividend, then ten (10) days after the receipt of all accrued and unpaid dividends by the holders of the Series B Preferred Stock, the Board of Directors shall no longer be designated and elected through the exercise of the Special Voting Rights. Notwithstanding the foregoing, the holders of the shares of Series B Preferred Stock shall be entitled to Special Voting Rights upon the occurrence or reoccurrence of any Default or with respect to any given Default hereunder. Failure by the holders of the shares of Series B Preferred Stock to exercise their Special Voting Rights promptly upon the occurrence of a given Default or with respect to any given Default shall not be deemed to be a waiver of such rights, such rights being exercisable at any time that any Default shall have occurred and be continuing.

          For purposes of this Section 4(e), the term "Special Voting Rights" shall mean the right to designate and elect, upon the occurrence and during the continuance of a Default as provided in the foregoing paragraph, that number of additional directors (the "Default Directors") that will constitute a majority of the Board of Directors as it will be constituted following the election of such Default Directors or such greater number as may be required to give the holders of the Series B Preferred Stock the proportionate representation required under Section 4(e)(ii).

          Immediately upon the triggering of the Special Voting Rights, the number of directors of the Corporation and (to the extent necessary) the Designated Number and the Reset Board Limit shall be increased by the requisite number of Default Directors and each of the Default Directors shall be elected only by vote of the holders of the shares of Series B Preferred Stock, separately as a class as otherwise provided under this Section B.4(e). The holders of the shares of Series B Preferred Stock may at their option at any time exercise the Special Voting Rights to elect each of the Default Directors either at a special meeting of the holders of Series B Preferred Stock or by written consent without a meeting. Each Default Director shall serve for a term of one year and until his or her successor is elected and qualified. Upon the election of the Default Directors, the presence of a majority of the directors shall be required for there to be a quorum at all meetings of the Board of Directors of the Corporation, and of any committees of the Board. Any vacancy in the position of a Default Director may be filled only by the holders of Series B Preferred Stock. Each Default Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Series B Preferred Stock called for such purpose, or the written consent, of the holders of a majority of the then outstanding shares of Series B Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

          5.  OPTIONAL CONVERSION.  Each share of Series B Preferred Stock, plus
              -------------------
any accrued and cumulated but unpaid dividends thereon, may be converted at any time, at the option of the holder thereof, into the number of fully-paid and nonassessable shares of Common Stock obtained by dividing the Series B Preferred Amount by the Series B Conversion Price (defined below) then in effect (the "Series B Conversion Rate"), provided, however, that on any redemption of any
                             --------  -------
Series B Preferred Stock or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the first business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock.

          (a) The initial conversion price, subject to adjustment as provided herein, is equal to $0.1554 (the "Series B Conversion Price"). The initial Series B Conversion Rate shall be 10:1. The applicable Series B Conversion Rate and Series B Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.

          (b) The Corporation may and shall issue fractions of shares of Common Stock upon conversion of Series B Preferred Stock or scrip in lieu thereof.

          (c) Whenever the Series B Conversion Rate and Series B Conversion Price shall be adjusted as provided in Section 6 hereof, the Corporation shall forthwith file at each office designated for the conversion of Series B Preferred Stock, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Corporation, showing in reasonable detail the facts requiring such adjustment and the Series B Conversion Rate and Series B Conversion Price that will be effective after such adjustment. The Corporation shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each record holder of Series B Preferred Stock at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section 6(g) hereof, such notice shall be included as part of the notice required to be mailed under the provisions of Section 6(g) hereof.

          (d) In order to exercise the conversion privilege, the holder of any Series B Preferred Stock to be converted shall surrender his or its certificate or certificates therefor to the principal office of the transfer agent for the Series B Preferred Stock (or if no transfer agent be at the time appointed, then the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Series B Preferred Stock represented by such certificates, or any number thereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued (the "Named Issuee"), subject to any restrictions on transfer relating to shares of the Series B Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly authorized in writing. The date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the certificates and notice shall be the conversion date. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series B Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or his or its Named Issuee, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and, if less than all shares of Series B Preferred Stock represented by the certificate or certificates so surrendered are being converted, a residual certificate or certificates representing the shares of Series B Preferred Stock not converted.

          (e) The Corporation shall at all times when the Series B Preferred Stock shall be outstanding reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will (unless waived by the holders of a majority of the Series B Preferred Stock) take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and nonassessable shares of such Common Stock at such adjusted conversion price.

          (f) All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

          6.   ANTI-DILUTION PROVISIONS.
               ------------------------

          (a) The Series B Conversion Price shall be subject to adjustment from time to time in accordance with this Section 6 unless otherwise waived in writing by the holders of the majority of the Series B Preferred Stock (provided that any such waiver shall be only as to a specific Triggering Transaction and the waiver shall under no circumstances be deemed to generally waive any rights herein or with respect to any subsequent or continuing Triggering Transactions).

          (b) Except as provided in Section 6(c), 6(d) or 6(f) hereof, if and whenever on or after the date hereof (the "Series B Initial Issuance Date"), the Corporation shall issue or sell or shall be deemed to have issued or sold any shares of its Common Stock (or in case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities")) for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Series B Conversion Price shall be reduced to the price at which the Common Stock, Options or Convertible Securities were issued or deemed to have been issued in such Triggering Transaction.

          For purposes of determining the adjusted Series B Conversion Price under this Section 6(b), the following paragraphs (1) to (9), inclusive, shall be applicable:

          (1) In case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities (including without limitation the right to subscribe for or purchase any such Options or Convertible Securities) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options or in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series B Conversion Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in paragraph (3) below.

          (2) In case the Corporation at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in paragraph (3) below.

          (3) If the purchase price provided for in any Option referred to in paragraph (1) or the rate at which any Convertible Securities referred to in paragraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Series B Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series B Conversion Price then in effect hereunder is hereby reduced.

          (4) On the expiration or earlier termination of any Option or the termination of any right to convert or exchange any Convertible Securities, the Series B Conversion Price then in effect hereunder shall forthwith be increased to the Series B Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for $0.001 unless otherwise recorded on the Corporation's financial statements in accordance with generally accepted accounting principles.

          (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

          (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned, held by or for the account of the Corporation or canceled, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section 6(b).

          (8) In case the Corporation shall declare a dividend or make any other distribution upon the stock of the Corporation payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for $0.001.

          (9) For purposes of this Section 6(b), in case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

          (c) In the event the Corporation shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of any shares of Series B Preferred Stock, the Corporation shall pay to the person converting such shares of Series B Preferred Stock an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends to which such holder would have been entitled if such holder had converted the shares of Series B Preferred Stock to Common Stock prior to the declaration of the Liquidating Dividends, at the then applicable Series B Conversion Price.
For the purposes of this Section 6(c), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors.

          (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend on its outstanding Common Stock payable in shares of Common Stock, the Series B Conversion Rate in effect immediately prior to such dividend or combination shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments to the Series B Conversion Price in effect immediately prior to such subdivision or dividend). In case the Corporation shall at any time combine its outstanding Common Stock, the Series B Conversion Rate in effect immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments to the Series B Conversion Price in effect immediately prior to such combination).

          (e) Subject to the provisions of 3(c), if at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere herein) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's capital stock or assets to any other person (any of which events is herein referred to as a "Reorganization"), then, as a part of such Reorganization, provision shall be made for the holders of the Series B Preferred Stock to receive a preferred security as nearly equivalent as possible to the Series B Preferred Stock then held (or retain their Series B Preferred Stock if the Corporation survives) which upon conversion will thereafter be entitled to receive the number of shares of stock or other securities or property (including cash) of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series B Preferred Stock immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 to the end that the provisions of this Section 6 (including adjustment of the Series B Conversion Price then in effect and the number of shares of Common Stock or other securities issuable upon conversion of such shares of Series B Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          (f) The provisions of this Section 6 shall not apply to any Common Stock, Options or Convertible Securities issued, issuable or deemed outstanding in respect of: (i) Options issued under any Approved Plan (provided that when determining whether there are any Options remaining for issuance under an Approved Plan, all shares issued and outstanding under such Approved Plan regardless of exercise price must be considered in such calculation), (ii) Options, Convertible Securities and conversion rights in existence on the Series B Initial Issuance Date, (iii) on conversion of the Series B Preferred Stock, Series C Preferred Stock or Warrants or (iv) to any issuance of additional shares of Series B Preferred Stock as a dividend pursuant to Section 2 hereof.

          (g) Subject to the express consent of the holders of the Series B Preferred Stock as provided in Section 4, in the event that:

          (1) the Corporation shall declare any cash dividend upon its Common Stock, or

          (2) the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

          (3) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the holders of the Series B Preferred Stock:

          (i) at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (i) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Series B Preferred Stock at the address of each such holder as shown on the books of the Corporation.

          (h) If at any time or from time to time on or after the Series B Initial Issuance Date, the Corporation shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Series B Purchase Rights") pro rata to the record holders of any class of Common Stock and such grants, issuances or sales do not result in an adjustment of the Series B Conversion Price under Section 6(b) hereof, then each holder of Series B Preferred Stock shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Series B Purchase Rights or receipt by such holder of the notice concerning Series B Purchase Rights to which such holder shall be entitled under Section 6(g)) and upon the terms applicable to such Series B Purchase Rights either:

          (i) the aggregate Series B Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon conversion of the Series B Preferred Stock immediately before the grant, issuance or sale of such Series B Purchase Rights; provided that if any Series B Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Series B Purchase Rights shall be distributed to the exercising holders of the Series B Preferred Stock as soon as possible after such exercise and it shall not be necessary for the exercising holder of the Series B Preferred Stock specifically to request delivery of such rights; or

          (ii) in the event that any such Series B Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Series B Purchase Rights.

          (i) If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Series B Conversion Price as otherwise determined pursuant to any of the provisions of this Section 6 except in the case of a combination of shares of a type contemplated in Section 6(d) hereof and then in no event to an amount larger than the Series B Conversion Price as adjusted pursuant to Section 6(d) hereof.

          7.   OPTIONAL REDEMPTION.
               -------------------

          (a) If at any time after the seventh anniversary of the Series B Initial Issuance Date, (i) the Corporation's Common Stock trades at or above $3.00 per share (subject to appropriate adjustment for stock splits, dividends, recapitalizations and other similar transactions) for 20 consecutive trading days (and during at least 60 of the 80 trading days immediately prior to the Company Designated Redemption Date (defined below)), (ii) the Corporation has in place an effective registration statement or the Corporation agrees to file and make effective within thirty (30) days after receipt by the holders of the Series B Preferred Stock of the Optional Redemption Notice (defined below) a registration statement registering shares for resale of Common Stock to be issued upon conversion of the Series B Preferred Stock, (iii) the Corporation has paid and satisfied in full all obligations under the Loan and Security Agreement and the Senior Secured Note, and (iv) there is no Junior Stock outstanding (other than Common Stock), the Corporation may elect to redeem all but not less than all of the then-outstanding shares of Series B Preferred Stock at a price in cash equal to the Series B Preferred Amount (such amount is hereinafter referred to as the "Series B Redemption Price").

          (b) The Corporation shall provide to all holders of record of shares of Series B Preferred Stock at least thirty (30) days' prior written notice (the "Optional Redemption Notice") of the date fixed (the "Company Designated Redemption Date") and the place designated for redemption of all of such shares of Series B Preferred Stock pursuant to this Section 7, such notice to be sent by mail, first class, postage prepaid, to each record holder of shares of Series B Preferred Stock at such holder's address appearing on the stock register of the Corporation. Subject to the rights of the holders of the Series B Preferred Stock set forth in Section 7(c) below, on the Company Designated Redemption Date each holder of shares of Series B Preferred Stock shall surrender his or its certificates or certificates for all such shares to the Corporation at the place designated in the Optional Redemption Notice, and thereupon the Series B Redemption Price payable in respect of such shares shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. On the Company Designated Redemption Date, unless there shall have been a default in payment of the Series B Redemption Price, all rights with respect to the Series B Preferred Stock so redeemed will terminate, except the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive the Series B Redemption Price, and all certificates evidencing shares of Series B Preferred Stock surrendered for redemption in accordance with the provisions hereof shall, from and after the date such certificates are so surrendered and the Series B Redemption Price is so paid, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby redeemed.

          (c) In lieu of the redemption of the Series B Preferred Stock described above in this Section 7, each holder of the Series B Preferred Stock may elect to convert his or its shares of Series B Preferred Stock into Common Stock pursuant to Section 5 hereof (the "Conversion Election") upon delivery to the Corporation of written notice of such election within ten (10) business days after receipt of the Optional Redemption Notice. As soon as practicable after the receipt by the Corporation of each Conversion Election notice, the Corporation shall cause to be issued and delivered to each holder that has delivered a Conversion Election notice, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions of Section 5(b) above.

          8.   REDEMPTION AT HOLDER'S ELECTION.
               -------------------------------

          (a) On or at any time after the earlier of (i) the fifth anniversary of the Series B Initial Issuance Date, (ii) a Change of Control or (iii) any breach under the Purchase Agreement or any default under the Senior Secured Note or the Loan and Security Agreement, each holder of shares of Series B Preferred Stock then outstanding (each, an "Electing Holder") may, at their option and in their sole discretion, and on ten (10) days prior written notice to the Corporation (each, a "Redemption Request"), specify a date (each, an "Investor Designated Redemption Date") on which the Corporation shall redeem all of the shares of Series B Preferred Stock then held by such holder, at a price per share in cash equal to the Series B Redemption Price. Upon receipt of a Redemption Request, the Corporation shall provide notice of its receipt of a Redemption Request, specifying the date, manner and place of redemption (a "Pending Redemption Notice") by first class mail, postage prepaid, to each holder of the Series B Preferred Stock at his or its post office address last shown on the records of the Corporation, not less than five (5) days prior to the Investor Designated Redemption Date. Each holder of the Series B Preferred Stock (other than a holder who has previously made the Redemption Request and is then an Electing Holder) may elect to become an Electing Holder on such Investor Designated Redemption Date by so indicating in a written notice delivered to the Corporation at least five (5) days prior to the Investor Designated Redemption Date (also for purposes hereof, a "Redemption Request"). Except as set forth below, the Corporation shall redeem from each Electing Holder all of his or its shares of Series B Preferred Stock then held at a price per share in cash equal to the Series B Redemption Price. For the purposes hereof, a "Change of Control" shall mean: (i) the sale, lease or transfer of all or substantially all of the assets of the Corporation to any "Person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act); (ii) the approval by the requisite shareholders of the Corporation of a plan of liquidation or dissolution of the Corporation; (iii) any "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d- 5(b)(1) under the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of the voting stock of the Corporation and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, unless, as a result of such transaction, the ultimate direct or indirect ownership of the Corporation is substantially the same immediately after such transaction as it was immediately prior to such transaction; or (iv) any consolidation or merger of the Corporation pursuant to which the Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Corporation in which the holders of Common Stock and other capital stock of the Corporation entitled to vote in the election of directors of the Corporation, immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of capital stock entitled to vote in the election of directors of the continuing or surviving corporation immediately after the consolidation or merger. Notwithstanding the foregoing, any transactions between the Corporation and Landmark shall not constitute a Change of Control.

          (b) If the Corporation is unable at any Investor Designated Redemption Date to redeem any shares of Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Michigan, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws. In the event of any redemption of only a part of the Series B Preferred Stock requested to be redeemed pursuant to all Redemption Requests, the Corporation shall effect such redemption pro rata among the Electing Holders (based on the number of shares of Series B Preferred Stock held on the date of notice of redemption). At any time hereafter when additional funds become legally available for the redemption of the Series B Preferred Stock, such funds will be used to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, ratably on the basis set forth in the preceding sentence.

          (c) On the Investor Designated Redemption Date, each Electing Holder shall surrender his or its certificate or certificates representing shares of Series B Preferred Stock to the Corporation, in the manner and at the place designated in the Pending Redemption Notice, and thereupon the Series B Redemption Price payable in respect of such shares shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Investor Designated Redemption Date, unless there shall have been a default in payment of the Series B Redemption Price, all rights of the Electing Holders (except the right to receive the Series B Redemption Price upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

          (e) Except as provided in Section 7(a) hereof, the Corporation shall have no right to redeem the shares of Series B Preferred Stock. Any shares of Series B Preferred Stock so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the Series B Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law.


          IN WITNESS WHEREOF, coolsavings.com inc. has caused this Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series B Convertible Preferred Stock to be duly executed by its PRESIDENT this 30th day of July, 2001.


                                    COOLSAVINGS.COM, INC.


                                    By /s/ Matthew Moog
                                    -----------------------
                                    Name: Matthew Moog
                                    Title: President

                                                                      Appendix D

                         CERTIFICATE OF INCORPORATION
                                      OF
                               COOLSAVINGS, INC.

     FIRST: The name of the corporation (hereinafter called the or this "Corporation") is CoolSavings, Inc.

     SECOND: The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of this Corporation in the State of Delaware at such address is The Corporation Trust Company.

     THIRD: The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Six Hundred Fifty Million (650,000,000) which shall consist of Three Hundred Seventy-Nine Million (379,000,000) shares of Common Stock, $0.001 par value per share (the "Common Stock"), and Two Hundred Seventy-One Million (271,000,000) shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"), of which Two Hundred Fifty-Eight Million (258,000,000) shares are designated Series B Convertible Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), and Thirteen Million (13,000,000) shares are designated Series C Convertible Preferred Stock, $0.001 par value per share (the "Series C Preferred Stock").

     A description of the respective classes of stock and a statement of the designations and the relative rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the Preferred Stock (and the holders thereof) are as follows:

     A.  COMMON STOCK.
         ------------

         1.  General.  The voting, dividend and liquidation rights of the
             -------
holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock (and any other class or series of capital stock of the Corporation) at the time outstanding having prior rights as to voting, dividends or liquidation.

         2.  Voting.  The holders of the Common Stock are entitled to one vote
             ------
for each share held at all meetings of stockholders (and written actions in lieu of meetings) with respect to all matters presented to the stockholders of the Corporation for their action and consideration. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (the "DGCL"), the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding as determined on an as-converted basis and taking into account all shares required to be reserved hereunder or by contract for issuances made on conversion of additional shares of Preferred Stock hereafter issued) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in this Article FOURTH. Except as provided by law or hereunder, holders of Common Stock shall vote together (or render written consents in lieu of a vote) with the holders of the Preferred Stock (and any other class or series of voting capital stock of the Corporation) as a single class on all matters submitted to the stockholders of the Corporation.

         3.  Dividends.  Dividends may be declared and paid on the Common Stock
             ---------
from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation (the "Board of Directors") and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4.  Liquidation.  Upon the dissolution or liquidation of the
             -----------
Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock or other then outstanding stock ranking on liquidation senior to or on a parity with the Common Stock.

     B.  SERIES B PREFERRED STOCK.
         ------------------------

         1.  STATED VALUE.  For purposes hereof, the term "Series B Stated
             ------------
Value" shall mean $0.1554 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to the Series B Preferred Stock; provided, however, that there shall be no adjustment to the Series B Stated Value in respect of any dividends paid in additional shares of Series B Preferred Stock pursuant to Section B.2.

         2.  DIVIDENDS.
             ---------

             (a) The holders of Series B Preferred Stock shall be entitled to receive from funds of the Corporation lawfully available therefor cumulative dividends per share equal to 8% per annum of the Series B Preferred Amount (as herein defined) of such Series B Preferred Stock. Dividends may be declared, set apart for or paid upon the Series C Preferred Stock, Common Stock or any other stock ranking with respect to dividends or on liquidation junior to the Series B Preferred Stock (such stock being referred to hereinafter collectively as "Junior Stock") in any year if and only if all dividends have been paid to the holders of the Series B Preferred Stock as set forth above and only if authorized as provided below. Dividends shall be declared by the Board of Directors and shall (i) be computed on the basis of the aggregate Series B Preferred Amount of the Series B Preferred Stock, (ii) accrue and be payable quarterly, in arrears, on: January 1, April 1, July 1 and October 1 of each year (each such date being referred to herein as a "Quarterly Dividend Date"), (iii) compound quarterly on each Quarterly Dividend Date, and (iv) except in connection with conversion, be payable, on a pro rata per share basis, solely in additional shares of Series B Preferred Stock. The "Series B Preferred Amount" with respect to each share of Series B Preferred Stock shall mean, as at any date, the Series B Stated Value, plus a cash amount equal to all accrued and cumulated but unpaid dividends (whether or not declared) on such share as at such date.

             (b) The number of shares of Series B Preferred Stock to be issued in payment of the dividend with respect to each outstanding share of Series B Preferred Stock shall be determined by dividing (i) the amount of the dividend per share that would have been payable had such dividend (as cumulated and compounded as provided above) been paid in cash by (ii) the Series B Stated Value. To the extent that any such dividend would result in the issuance of a fractional share of Series B Preferred Stock (which shall be determined with respect to the aggregate number of shares of Series B Preferred Stock held of record by each holder) then the amount of such fraction multiplied by the Series B Stated Value shall be paid in additional shares (including, if necessary, fractions thereof) of Series B Preferred Stock.

             (c) Dividends on the Series B Preferred Stock shall be cumulative and shall continue to accrue and compound whether or not declared and whether or not in any fiscal year there shall be net profits, surplus or other funds legally available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, dividends in whole or in part are not paid upon the Series B Preferred Stock when due, such unpaid dividends shall accumulate in preference to the holders of the Junior Stock until paid in full or until applied in connection with conversion.

             (d) For so long as the Series B Preferred Stock remains outstanding, the Corporation shall not, without the prior consent of the holders of a majority of the outstanding shares of Series B Preferred Stock, pay any dividend upon the Junior Stock, whether in cash or other property (other than shares of Junior Stock), or purchase, redeem or otherwise acquire any such Junior Stock unless, in addition to the payment of the dividend to the holders of the Series B Preferred Stock as described above, the Corporation has redeemed all shares of Series B Preferred Stock which it would theretofore have been required to redeem under Section B.8 hereof. Notwithstanding the provisions of this Section B.2(d), without declaring or paying dividends on the Series B Preferred Stock, the Corporation may, subject to applicable law, repurchase or redeem shares of capital stock of the Corporation from directors, officers, employees of or consultants or advisors to the Corporation as provided in Section B.4(b)(iv) below.

         3.  LIQUIDATION, DISSOLUTION OR WINDING UP.
             --------------------------------------

             (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders upon such liquidation, dissolution or winding up, but before any payment shall be made to the holders of Junior Stock, an amount in cash equal to the greater of (i) the Series B Preferred Amount or (ii) the amount per share of Series B Preferred Stock as would have been payable had each such share of Series B Preferred Stock (and the accrued and cumulated but unpaid dividends thereon) been converted to Common Stock immediately prior to any liquidation, dissolution or winding up.
If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for the distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

             (b) After the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock and any other series of Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

             (c) The merger or consolidation of the Corporation into or with another corporation that effects a Change of Control (defined in Section B.8(a) below), the merger or consolidation of any other corporation into or with the Corporation that effects a Change of Control, or the sale, conveyance, mortgage, pledge or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section B.3 if the holders of shares of Series B Preferred Stock representing a majority of the then outstanding shares of Series B Preferred Stock so elect in writing.

         4.  VOTING.
             ------

             (a) Each issued and outstanding share of Series B Preferred Stock shall be entitled to the number of votes equal to the largest number of whole shares of Common Stock into which each such share of Series B Preferred Stock (together with the accrued and cumulated but unpaid dividends thereon) is convertible pursuant to Section B.5 hereof (as adjusted from time to time pursuant to Sections B.5 and B.6), at each meeting of stockholders of the Corporation (or pursuant to any action by written consent) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration including, without limitation, the election of directors (as to which the Series B Preferred Stock shall also have rights voting separately as a class as set out in this Section B.4) and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation. Except as provided by law or hereunder, the holders of Series B Preferred Stock shall vote together with the holders of Common Stock (and the Series C Preferred Stock) as a single class. In addition to the rights provided under the DGCL, with respect to any matter for which the holders of the Series B Preferred Stock shall be entitled to vote as a separate class, the action required or permitted to be taken (whether at an annual or special meeting of stockholders) may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the actions so taken, shall be signed by the holders of the outstanding shares of Series B Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series B Preferred Stock entitled to vote thereon, were present and voted. For purposes of the foregoing, the determination of "whole shares" shall be based upon the aggregate number of shares of Series B Preferred Stock held by each holder, and not upon each share of Series B Preferred Stock held by the holder.

             (b) In addition to any other rights provided by law, the Corporation shall not, and the Corporation shall cause the certificate or articles of incorporation of each subsidiary (a "Subsidiary") to provide that such Subsidiary shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Series B Preferred Stock:

                    (i) amend the Corporation's Certificate of Incorporation or bylaws in any manner;

                    (ii) merge, consolidate, or otherwise combine the Corporation with or into any other entity, effect any sale, lease, license, assignment (for the benefit of creditors or otherwise), transfer or other conveyance or disposition of any material portion of the assets of the Corporation or any of its Subsidiaries, or any consolidation, merger or share exchange involving the Corporation or any Subsidiary or any reclassification or other change of any stock, or any recapitalization, or any dissolution, liquidation or winding up of the Corporation;

                    (iii) acquire, by purchase, exchange, merger, consolidation or other business combination, lease, assignment, or any other transfer or conveyance (whether constituting one or a series of transactions), all or substantially all of the properties or assets of any other corporation, entity or business (as determined in accordance with Rule 11-01(d) of Regulation S-X promulgated by the Securities and Exchange Commission), or enter into a joint venture or partnership with any other entity, in each case involving the payment of consideration or contribution by the Corporation or any Subsidiary in an aggregate amount or value in excess of $1,000,000;

                    (iv) purchase, redeem or otherwise acquire for value (or pay into or set aside as a sinking fund for such purpose) any of the capital stock of the Corporation; provided, that this provision shall not apply to the repurchase of shares of capital stock from directors, officers, employees of or consultants or advisers to the Corporation or any Subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment by or service to the Corporation or any Subsidiary;

                    (v) permit any Subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or a wholly owned Subsidiary, any stock of such Subsidiary, if after giving effect to such issuance or sale, the Corporation or a wholly owned Subsidiary would own less than 80 percent of the outstanding stock of such Subsidiary on a fully diluted basis;

                    (vi) authorize, issue or obligate itself to issue any stock or similar security, including without limitation, securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security carrying any warrant or right to subscribe for or purchase any stock or similar security, or any such warrant or right (an "Equity Security") except in exchange for (a) cash (if otherwise permitted), (b) shares issuable upon exercise or conversion of the Series B Preferred Stock, the Series C Preferred Stock or the warrants to purchase common stock issued to Landmark Communications, Inc. or certain of its affiliates or transferees (collectively, "Landmark") (the "Warrants") in connection with the Corporation's issuance and sale of a Senior Secured Note to Landmark in the aggregate principal amount of $5,000,000 dated July 30, 2001 (as may be amended, the "Senior Secured Note"), or (c) shares of Common Stock or options to purchase Common Stock pursuant to an option or incentive plan approved by the Board of Directors, provided such approval included the affirmative vote of one of the Series B Directors (as defined below) (an "Approved Plan"), provided the aggregate number of options, warrants or any other type of rights or equity securities issued and outstanding under any such Approved Plan shall not exceed 7,953,954 plus up to 1,800,000 options issued in connection with the cancellation of options issued under the Corporation's 1997 Stock Option Plan and reissuance under an Approved Plan as contemplated by that certain Securities Purchase Agreement among the Corporation, Landmark and Landmark Ventures VII, LLC dated July 30, 2001 (the "Purchase Agreement");

                    (vii)  authorize or issue, or obligate itself to issue, any
(a) shares of Series B Preferred Stock or capital stock of the Corporation convertible into or exchangeable for Series B Preferred Stock to any person other than an existing holder of Series B Preferred Stock, or (b) Equity Securities ranking senior to or on a parity with the Series B Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or reclassify any Equity Security such that it ranks senior to or on a parity with the Series B Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise;

                    (viii) increase or decrease (other than by the redemption or conversion of the Series B Preferred Stock as provided herein) the total number of authorized shares of Series B Preferred Stock or Series C Preferred Stock or issue any additional shares of any such series of Preferred Stock or declare or pay any dividends or declare or make any other distribution, direct or indirect (other than a dividend payable solely in shares of Common Stock or paid in kind on the Series B Preferred Stock) on account of any Equity Security or set apart any sum for any such purpose;

                    (ix) adopt any stock option, stock purchase or similar incentive plan or arrangement other than an Approved Plan, amend any Approved Plan or amend any stock option, restricted stock award, stock purchase right or other incentive award or grant issued or granted pursuant to an Approved Plan;

                    (x) enter into or permit any Subsidiary to enter into any agreement, indenture or other instrument which contains any provisions expressly restricting the Corporation's obligation to make prepayments or payments in kind under or redemptions of the Senior Secured Note or pay dividends, make payments in kind or effect redemptions of the Series B Preferred Stock;

                    (xi) enter into any transaction with an officer, director, employee or holder of more than five percent (5%) of the Corporation's capital stock (other than with the holders of the Series B Preferred Stock or Landmark or its affiliates) or any affiliate thereof other than in the ordinary course of business;

                    (xii) enter into any agreement which restricts the Corporation from engaging in any business practice without the approval of the majority of the Board of Directors, including the affirmative vote of the Series B Directors;

                    (xiii) hire, terminate or replace the Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, Chief Technology Officer or Executive Vice President - Business Development;

                    (xiv)  create any Subsidiary; or

                    (xv) amend, alter or rescind any term of the Forbearance Agreement between the Corporation and American National Bank dated as of June 15, 2001, as amended July 27, 2001, or the Forbearance Agreement between the Corporation and Midwest Guaranty Bank dated as of July 27, 2001.

               (c) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single class. For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or being on a parity with, the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, exchange, dissolution or winding up of the Corporation shall be deemed so to affect adversely the Series B Preferred Stock.

               (d) At all times while the Series B Preferred Stock is outstanding, the authorized number of directors shall be no less than seven (7) nor more than thirteen (13) (such maximum number, the "Whole Board Limit"), and the exact number of directors (the "Designated Number") shall initially be thirteen (13); provided, the Designated Number and the Whole Board Limit (or, if
               --------
applicable, the Reset Board Limit, defined below) shall be automatically increased as may be required pursuant to Section B.4(e) below; and, provided,
                                                                    --------
further, the Designated Number may be increased or decreased (but not below
-------
seven (7) nor above thirteen (13), if the Whole Board Limit applies, or nine
(9), if the Reset Board Limit applies) by resolution of a majority of the Board of Directors (including the affirmative vote of at least one director designated and elected to a Reserved Series B Seat (defined below)(a "Series B Director")) if in connection with such increase or decrease, as applicable, the number of Reserved Series B Seats continues to have at least the same proportionate relationship to the Designated Number and Whole Board Limit (or Reset Board Limit, as applicable), after such increase or decrease as existed immediately prior thereto.

               (e) In addition to the rights of the Series B Preferred Stock to vote in the general election of directors on an as converted basis, the Series B Preferred Stock shall have the following special voting rights, voting separately as a single class, with respect to the designation and election of directors:

                    (i) the holders of the shares of Series B Preferred Stock shall at all times have the exclusive right to designate for election and to elect, except as provided in Section B.4(e)(ii) below, a majority of the Board of Directors (initially, not less than seven (7) directors) (the "Reserved Series B Seats"), provided, that the number of Reserved Series B Seats shall be
                  --------
automatically increased (but not decreased) from time to time to such number as is proportionate to the percentage of the Common Stock owned by the holders of the Series B Preferred Stock

(including for such purposes any stock or other securities convertible into Common Stock calculated on an as-converted basis), rounded up to the nearest whole number of members of the Board of Directors, in which case the Designated Number and the Whole Board Limit shall, to the extent necessary, be deemed increased for each additional Reserved Series B Seat. The holders of the Series B Preferred Stock shall be entitled to leave some or all of the Reserved Series B Seats vacant without waiving the right at any time and from time to time to designate and elect directors to all of the Reserved Series B Seats (as the same may be increased from time to time in accordance with the terms hereof). The holders of the shares of Series B Preferred Stock may exercise their right to make the foregoing designations and elections, at any time and from time to time at their option, by written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock given in writing or at a special meeting, consenting or voting (as the case may be) separately as a single class.

                    (ii) If (A) all conditions to the Second Tranche Closing (as defined in the Purchase Agreement) have been satisfied or waived by October 25, 2001 and Landmark has failed to close, or (B) Landmark does not exercise the Second Tranche Purchase Option (as defined in the Purchase Agreement) on or before December 31, 2001, the Designated Number and the Whole Board Limit shall be reduced to nine (9) (the "Reset Board Limit") and the number of Reserved Series B Seats shall, subject to Section B.4(e)(iii) below, at all times be proportionate to the percentage of the Common Stock held in the aggregate by all holders of Series B Preferred Stock (including for such purposes any stock or other securities convertible into Common Stock calculated on an as-converted basis), rounded up to the nearest whole number of members of the Board of Directors in which case the Designated Number and the Reset Board Limit shall, to the extent necessary, be deemed increased for each additional Reserved Series B Seat. The holders of the Series B Preferred Stock shall be entitled to leave some or all of the Reserved Series B Seats vacant without waiving the right at any time and from time to time to designate and elect directors to all of the Reserved Series B Seats (as the same may be increased from time to time in accordance with the terms hereof). The holders of the shares of Series B Preferred Stock may exercise their right to make the foregoing designations and elections, at any time and from time to time at their option, by written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock given in writing or at a special meeting, consenting or voting (as the case may be) separately as a single class.

                    (iii) If at any time while the number of Reserved Series B Seats is determined pursuant to Section B.4(e)(ii) above the Corporation fails for any reason to (A) pay any quarterly dividend as set forth in Section B.2(a) above, or (B) make any redemption payment required pursuant to Section B.8 hereof (each, a "Default"), then in any such case at any time following and during the continuance of any Default, the holders of the shares of Series B Preferred Stock shall, by written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or at a special meeting consenting or voting (as the case may be) separately as a class, be entitled to exercise the Special Voting Rights (as hereinafter defined), provided the Corporation is provided with five (5) days written notice that such right has been exercised. In the event that the Corporation cures such failure to pay any quarterly dividend, then ten (10) days after the receipt of all accrued and unpaid dividends by the holders of the Series B Preferred Stock, the Board of Directors shall no longer be designated and elected through the exercise of the Special Voting Rights. Notwithstanding the foregoing, the holders of the shares of Series B Preferred Stock shall be entitled to Special Voting Rights upon the occurrence or reoccurrence of any Default or with respect to any given Default hereunder. Failure by the holders of the shares of Series B Preferred Stock to exercise their Special Voting Rights promptly upon the occurrence of a given Default or with respect to any given Default shall not be deemed to be a waiver of such rights, such rights being exercisable at any time that any Default shall have occurred and be continuing.

          For purposes of this Section B.4(e), the term "Special Voting Rights" shall mean the right to designate and elect, upon the occurrence and during the continuance of a Default as provided in the foregoing paragraph, that number of additional directors (the "Default Directors") that will constitute a majority of the Board of Directors as it will be constituted following the election of such Default Directors or such greater number as may be required to give the holders of the Series B Preferred Stock the proportionate representation required under Section B.4(e)(ii).

          Immediately upon the triggering of the Special Voting Rights, the number of directors of the Corporation and (to the extent necessary) the Designated Number and the Reset Board Limit shall be increased by the requisite number of Default Directors and each of the Default Directors shall be elected only by vote of the holders of the shares of Series B Preferred Stock, separately as a single class as otherwise provided under this Section B.4(e). The holders of the shares of Series B Preferred Stock may at their option at any time exercise the Special Voting Rights to elect each of the Default Directors either at a special meeting of the holders of Series B Preferred Stock or by written consent without a meeting. Each Default Director shall serve for a term of one year and until his or her successor is elected and qualified. Upon the election of the Default Directors, the presence of a majority of the directors shall be required for there to be a quorum at all meetings of the Board of Directors of the Corporation, and of any committees of the Board. Any vacancy in the position of a Default Director may be filled only by the holders of Series B Preferred Stock. Each Default Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Series B Preferred Stock called for such purpose, or the written consent, of the holders of a majority of the then outstanding shares of Series B Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

          5.  OPTIONAL CONVERSION.  Each share of Series B Preferred Stock, plus
              -------------------
any accrued and cumulated but unpaid dividends thereon, may be converted at any time, at the option of the holder thereof, into the number of fully-paid and nonassessable shares of Common Stock obtained by dividing the Series B Preferred Amount by the Series B Conversion Price (defined below) then in effect (the "Series B Conversion Rate"), provided, however, that on any redemption of any
                             --------  -------
Series B Preferred Stock or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the first business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock.

              (a) The initial conversion price, subject to adjustment as provided herein, is equal to $0.1554 (the "Series B Conversion Price"). The initial Series B Conversion

Rate shall be 1:1. The applicable Series B Conversion Rate and Series B Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.

              (b) The Corporation may and shall issue fractions of shares of Common Stock upon conversion of Series B Preferred Stock or scrip in lieu thereof.

              (c) Whenever the Series B Conversion Rate and Series B Conversion Price shall be adjusted as provided in Section B.6 hereof, the Corporation shall forthwith file at each office designated for the conversion of Series B Preferred Stock, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Corporation, showing in reasonable detail the facts requiring such adjustment and the Series B Conversion Rate and Series B Conversion Price that will be effective after such adjustment. The Corporation shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each record holder of Series B Preferred Stock at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section B.6(g) hereof, such notice shall be included as part of the notice required to be mailed under the provisions of Section B.6(g) hereof.

              (d) In order to exercise the conversion privilege, the holder of any Series B Preferred Stock to be converted shall surrender his or its certificate or certificates therefor to the principal office of the transfer agent for the Series B Preferred Stock (or if no transfer agent be at the time appointed, then the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Series B Preferred Stock represented by such certificates, or any number thereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued (the "Named Issuee"), subject to any restrictions on transfer relating to shares of the Series B Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly authorized in writing. The date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the certificates and notice shall be the conversion date. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series B Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or his or its Named Issuee, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and, if less than all shares of Series B Preferred Stock represented by the certificate or certificates so surrendered are being converted, a residual certificate or certificates representing the shares of Series B Preferred Stock not converted.

              (e) The Corporation shall at all times when the Series B Preferred Stock shall be outstanding reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will (unless waived by the holders of a majority of the Series B Preferred Stock) take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and nonassessable shares of such Common Stock at such adjusted conversion price.

              (f) All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

          6.  ANTI-DILUTION PROVISIONS.
              ------------------------

              (a) The Series B Conversion Price shall be subject to adjustment from time to time in accordance with this Section B.6 unless otherwise waived in writing by the holders of the majority of the Series B Preferred Stock (provided that any such waiver shall be only as to a specific Triggering Transaction and the waiver shall under no circumstances be deemed to generally waive any rights herein or with respect to any subsequent or continuing Triggering Transactions).

              (b) Except as provided in Section B.6(c), B.6(d) or B.6(f) hereof, if and whenever on or after the date hereof (the "Series B Initial Issuance Date"), the Corporation shall issue or sell or shall be deemed to have issued or sold any shares of its Common Stock (or in case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities")) for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Series B Conversion Price shall be reduced to the price at which the Common Stock, Options or Convertible Securities were issued or deemed to have been issued in such Triggering Transaction.

          For purposes of determining the adjusted Series B Conversion Price under this Section B.6(b), the following paragraphs (1) to (9), inclusive, shall be applicable:

                  (1) In case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities (including without limitation the right to subscribe for or purchase any such Options or Convertible Securities), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the

Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options or in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series B Conversion Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in paragraph (3) below.

                    (2) In case the Corporation at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in paragraph (3) below.

                    (3) If the purchase price provided for in any Option referred to in paragraph (1) or the rate at which any Convertible Securities referred to in paragraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Series B Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series B Conversion Price then in effect hereunder is hereby reduced.

                    (4) On the expiration or earlier termination of any Option or the termination of any right to convert or exchange any Convertible Securities, the Series B Conversion Price then in effect hereunder shall forthwith be increased to the Series B Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                    (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for $0.001 unless otherwise recorded on the Corporation's financial statements in accordance with generally accepted accounting principles.

                    (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

                    (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned, held by or for the account of the Corporation or canceled, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section B.6(b).

                    (8) In case the Corporation shall declare a dividend or make any other distribution upon the stock of the Corporation payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for $0.001.

                    (9) For purposes of this Section B.6(b), in case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

               (c) In the event the Corporation shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of any shares of Series B Preferred Stock, the Corporation shall pay to the person converting such shares of Series B Preferred Stock an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends to which such holder would have been entitled if such holder had converted the shares of Series B Preferred Stock to Common Stock prior to the declaration of the Liquidating Dividends, at the then applicable Series B Conversion Price. For the purposes of this Section B.6(c), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors.

               (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend on its outstanding Common Stock payable in shares of Common Stock, the Series B Conversion Rate in effect immediately prior to such dividend or combination shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments to the Series B Conversion Price in effect immediately prior to such subdivision or dividend). In case the Corporation shall at any time combine its outstanding Common Stock, the Series B Conversion Rate in effect immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments to the Series B Conversion Price in effect immediately prior to such combination).

               (e) Subject to the provisions of B.3(c), if at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere herein) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's capital stock or assets to any other person (any of which events is herein referred to as a "Reorganization"), then, as a part of such Reorganization, provision shall be made for the holders of the Series B Preferred Stock to receive a preferred security as nearly equivalent as possible to the Series B Preferred Stock then held (or retain their Series B Preferred Stock if the Corporation survives) which upon conversion will thereafter be entitled to receive the number of shares of stock or other securities or property (including cash) of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series B Preferred Stock immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section B.6 to the end that the provisions of this Section B.6 (including adjustment of the Series B Conversion Price then in effect and the number of shares of Common Stock or other securities issuable upon conversion of such shares of Series B Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          (f) The provisions of this Section B.6 shall not apply to any Common Stock, Options or Convertible Securities issued, issuable or deemed outstanding in respect of: (i) Options issued under any Approved Plan (provided that when determining whether there are any Options remaining for issuance under an Approved Plan, all shares issued and outstanding under such Approved Plan (regardless of exercise price) must be considered in such calculation), (ii) Options, Convertible Securities and conversion rights in existence on the Series B Initial Issuance Date, (iii) on conversion of the Series B Preferred Stock, Series C Preferred Stock or Warrants or (iv) to any issuance of additional shares of Series B Preferred Stock as a dividend pursuant to Section B.2 hereof.

          (g) Subject to the express consent of the holders of the Series B Preferred Stock as provided in Section B.4, in the event that:

                    (1) the Corporation shall declare any cash dividend upon its Common Stock, or

                    (2) the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

                    (3) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

                    (4) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

                    (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the holders of the Series B Preferred Stock:

                         (i)  at least twenty (20) days prior written notice of
the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

                         (ii) in the case of any such reorganization,
reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (i) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Series B Preferred Stock at the address of each such holder as shown on the books of the Corporation.

                    (h) If at any time or from time to time on or after the Series B Initial Issuance Date, the Corporation shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Series B Purchase Rights") pro rata to the record holders of any class of Common Stock and such grants, issuances or sales do not result in an adjustment of the Series B Conversion Price under Section B.6(b) hereof, then each holder of Series B Preferred Stock shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Series B Purchase Rights or receipt by such holder of the notice concerning Series B Purchase Rights to which such holder shall be entitled under Section B.6(g)) and upon the terms applicable to such Series B Purchase Rights either:

                         (i)  the aggregate Series B Purchase Rights which such
holder could have acquired if it had held the number of shares of Common Stock acquirable upon conversion of the Series B Preferred Stock immediately before the grant, issuance or sale of such Series B Purchase Rights; provided that if any Series B Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Series B Purchase Rights shall be distributed to the exercising holders of the Series B Preferred Stock as soon as possible after such exercise and it shall not be necessary for the exercising holder of the Series B Preferred Stock specifically to request delivery of such rights; or

                         (ii) in the event that any such Series B Purchase
Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Series B Purchase Rights.

                    (i) If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section B.6 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Series B Conversion Price as otherwise determined pursuant to any of the provisions of this Section B.6 except in the case of a combination of shares of a type contemplated in Section B.6(d) hereof and then in no event to an amount larger than the Series B Conversion Price as adjusted pursuant to Section B.6(d) hereof.

          7.   OPTIONAL REDEMPTION.
               -------------------

               (a) If at any time after the seventh anniversary of the Series B Initial Issuance Date, (i) the Corporation's Common Stock trades at or above $3.00 per share (subject to appropriate adjustment for stock splits, dividends, recapitalizations and other similar transactions) for 20 consecutive trading days (and during at least 60 of the 80 trading days immediately prior to the Company Designated Redemption Date (defined below)), (ii) the Corporation has in place an effective registration statement or the Corporation agrees to file and make effective within thirty (30) days after receipt by the holders of the Series B Preferred Stock of the Optional Redemption Notice (defined below) a registration statement registering shares for resale of Common Stock to be issued upon conversion of the Series B Preferred Stock, (iii) the Corporation has paid and satisfied in full all obligations under each of the Senior Secured Note and that certain Amended and Restated Loan and Security Agreement dated July 30, 2001 between the Corporation and Landmark (the "Loan and Security Agreement"), and (iv) there is no Junior Stock outstanding (other than Common Stock), the Corporation may elect to redeem all but not less than all of the then-outstanding shares of Series B Preferred Stock at a price in cash equal to the Series B Preferred Amount (such amount is hereinafter referred to as the "Series B Redemption Price").

               (b) The Corporation shall provide to all holders of record of shares of Series B Preferred Stock at least thirty (30) days' prior written notice (the "Optional Redemption Notice") of the date fixed (the "Company Designated Redemption Date") and the place designated for redemption of all of such shares of Series B Preferred Stock pursuant to this Section B.7, such notice to be sent by mail, first class, postage prepaid, to each record holder of shares of Series B Preferred Stock at such holder's address appearing on the stock register of the Corporation. Subject to the rights of the holders of the Series B Preferred Stock set forth in Section B.7(c) below, on the Company Designated Redemption Date each holder of shares of Series B Preferred Stock shall surrender his or its certificates or certificates for all such shares to the Corporation at the place designated in the Optional Redemption Notice, and thereupon the Series B Redemption Price payable in respect of such shares shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. On the Company Designated Redemption Date, unless there shall have been a default in payment of the Series B Redemption Price, all rights with respect to the Series B Preferred Stock so redeemed will terminate, except the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive the Series B Redemption Price, and all certificates evidencing shares of Series B Preferred Stock surrendered for redemption in accordance with the provisions hereof shall, from and after the date such certificates are so surrendered and the Series B Redemption Price is so paid, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby redeemed.

               (c) In lieu of the redemption of the Series B Preferred Stock described above in this Section B.7, each holder of the Series B Preferred Stock may elect to convert his or its shares of Series B Preferred Stock into Common Stock pursuant to Section B.5 hereof (the "Conversion Election") upon delivery to the Corporation of written notice of such election within ten (10) business days after receipt of the Optional Redemption Notice. As soon as practicable after the receipt by the Corporation of each Conversion Election notice, the Corporation shall cause to be issued and delivered to each holder that has delivered a Conversion Election notice, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions of Section B.5(b) above.

          8.  REDEMPTION AT HOLDER'S ELECTION.
              -------------------------------

              (a) On or at any time after the earlier of (i) the fifth anniversary of the Series B Initial Issuance Date, (ii) a Change of Control or
(iii) any breach under the Purchase Agreement or any default under the Senior Secured Note or the Loan and Security Agreement, each holder of shares of Series B Preferred Stock then outstanding (each, an "Electing Holder") may, at their option and in their sole discretion, and on ten (10) days prior written notice to the Corporation (each, a "Redemption Request"), specify a date (each, an "Investor Designated Redemption Date") on which the Corporation shall redeem all of the shares of Series B Preferred Stock then held by such holder, at a price per share in cash equal to the Series B Redemption Price. Upon receipt of a Redemption Request, the Corporation shall provide notice of its receipt of a Redemption Request, specifying the date, manner and place of redemption (a "Pending Redemption Notice") by first class mail, postage prepaid, to each holder of the Series B Preferred Stock at his or its post office address last shown on the records of the Corporation, not less than five (5) days prior to the Investor Designated Redemption Date. Each holder of the Series B Preferred Stock (other than a holder who has previously made the Redemption Request and is then an Electing Holder) may elect to become an Electing Holder on such Investor Designated Redemption Date by so indicating in a written notice delivered to the Corporation at least five (5) days prior to the Investor Designated Redemption Date (also for purposes hereof, a "Redemption Request"). Except as set forth below, the Corporation shall redeem from each Electing Holder all of his or its shares of Series B Preferred Stock then held at a price per share in cash equal to the Series B Redemption Price. For the purposes hereof, a "Change of Control" shall mean: (i) the sale, lease or transfer of all or substantially all of the assets of the Corporation to any "Person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act); (ii) the approval by the requisite stockholders of the Corporation of a plan of liquidation or dissolution of the Corporation; (iii) any "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d- 5(b)(1) under the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of the voting stock of the Corporation and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, unless, as a result of such transaction, the ultimate direct or indirect ownership of the Corporation is substantially the same immediately after such transaction as it was immediately prior to such transaction; or (iv) any consolidation or merger of the Corporation pursuant to which the Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Corporation in which the holders of Common Stock and other capital stock of the Corporation entitled to vote in the election of directors of the Corporation, immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of capital stock entitled to vote in the election of directors of the continuing or surviving corporation immediately after the consolidation or merger. Notwithstanding the foregoing, any transactions between the Corporation and Landmark shall not constitute a Change of Control.

          (b) If the Corporation is unable at any Investor Designated Redemption Date to redeem any shares of Preferred Stock then to be redeemed because such redemption would violate the DGCL, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws. In the event of any redemption of only a part of the Series B Preferred Stock requested to be redeemed pursuant to all Redemption Requests, the Corporation shall effect such redemption pro rata among the Electing Holders (based on the number of shares of Series B Preferred Stock held on the date of notice of redemption). At any time hereafter when additional funds become legally available for the redemption of the Series B Preferred Stock, such funds will be used to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, ratably on the basis set forth in the preceding sentence.

          (c) On the Investor Designated Redemption Date, each Electing Holder shall surrender his or its certificate or certificates representing shares of Series B Preferred Stock to the Corporation, in the manner and at the place designated in the Pending Redemption Notice, and thereupon the Series B Redemption Price payable in respect of such shares shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Investor Designated Redemption Date, unless there shall have been a default in payment of the Series B Redemption Price, all rights of the Electing Holders (except the right to receive the Series B Redemption Price upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

          (d) Except as provided in Section B.7(a) hereof, the Corporation shall have no right to redeem the shares of Series B Preferred Stock. Any shares of Series B Preferred Stock so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the Series B Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

   C.  SERIES C PREFERRED STOCK.
       ------------------------

       1.  STATED VALUE.  For purposes hereof, the term "Series C Stated Value"
           ------------
shall mean $0.1665 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to the Series C Preferred Stock.

          2.   DIVIDENDS.
               ---------

          (a) Dividends may be declared and paid on the Series C Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

          (b) For so long as the Series C Preferred Stock remains outstanding, the Corporation shall not, without the prior consent of the holders of a majority of the outstanding shares of Series C Preferred Stock, pay any dividend upon any other stock ranking with respect to dividends or on liquidation junior to the Series C Preferred Stock (such stock being referred to hereinafter collectively as "Subordinate Stock"), whether in cash or other property (other than shares of Subordinate Stock), or purchase, redeem or otherwise acquire any such Subordinate Stock unless the Corporation has redeemed all shares of Series C Preferred Stock which it would theretofore have been required to redeem under Section C.8 hereof. Notwithstanding the provisions of this Section C.2(b), without declaring or paying dividends on the Series C Preferred Stock, the Corporation may, subject to applicable law, repurchase or redeem shares of capital stock of the Corporation from current or former officers or employees of the Corporation pursuant to the terms of repurchase or similar agreements in effect from time to time.

     3.   LIQUIDATION, DISSOLUTION OR WINDING UP.
          --------------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Stock (including, without limitation, the Series B Preferred Stock and any other series of Preferred Stock ranking on liquidation prior and in preference to the Series C Preferred Stock) (any such Preferred Stock being referred to hereinafter as "Superior Preferred Stock") upon such liquidation, dissolution or winding up, but before any payment shall be made to the holders of Subordinate Stock, an amount in cash equal to the greater of (i) the Series C Preferred Amount (as defined below) or (ii) the amount per share of Series C Preferred Stock as would have been payable had each such share of Series C Preferred Stock been converted to Common Stock immediately prior to any liquidation, dissolution or winding up. The "Series C Preferred Amount" with respect to each share of Series C Preferred Stock shall mean, at any date, the Series C Stated Value plus a cash amount per share equal to eight percent (8%) per annum of the Series C Stated Value, calculated at a simple rate of interest from the date such share was originally issued by the Corporation (the "Series C Initial Issuance Date"). If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for the distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders, if any, of Superior Preferred Stock shall be insufficient to pay the holders of shares of Series C

Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series C Preferred Stock, and any class of stock ranking on liquidation on a parity with the Series C Preferred Stock, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

               (b) After the payment of all preferential amounts required to be paid to the holders of Superior Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

               (c) Provided that the holders of a majority of the shares of Series B Preferred Stock have elected to deem any of (i) the merger or consolidation of the Corporation into or with another corporation that effects a Change of Control (as defined in Section B.8(a) above), (ii) the merger or consolidation of any other corporation into or with the Corporation that effects a Change of Control, or (iii) the sale, conveyance, mortgage, pledge or lease of all or substantially all the assets of the Corporation (each of (i), (ii) and (iii) an "Extraordinary Corporate Event") to be a liquidation, dissolution or winding up of the Corporation, the holders of a majority of the Series C Preferred Stock may also elect to have such Extraordinary Corporate Event deemed a liquidation, dissolution or winding up of the Corporation for the purposes of this Section C.3. Notwithstanding the foregoing, any transactions between the Corporation and Landmark shall not constitute a Change of Control.

          4.   VOTING. Each holder of Series C Preferred Stock shall be entitled
               ------
to the number of votes equal to the aggregate number of shares (rounded to the nearest whole number) of Common Stock into which such holder's shares of Series C Preferred Stock are convertible pursuant to Section C.5 hereof (as adjusted from time to time pursuant to Sections C.5 and C.6 hereof), at each meeting of stockholders of the Corporation (or pursuant to any action by written consent) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration, including, without limitation, the election of directors. Except as provided by law or by the provisions establishing any other series of Preferred Stock, holders of Series C Preferred Stock shall vote together with the holders of Common Stock (and the holders of the Series B Preferred Stock) as a single class.

          5.   OPTIONAL CONVERSION. Each share of Series C Preferred Stock may
               -------------------
be converted at any time at the option of the holder thereof, into the number of fully-paid and nonassessable shares of Common Stock obtained by dividing the Series C Stated Value by the Series C Conversion Price (defined below) then in effect (the "Series C Conversion Rate"), provided, however, that on any
                                         --------  -------
redemption of any Series C Preferred Stock or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the full business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of Series C Preferred Stock.

               (a) The initial conversion price, subject to adjustment as provided herein, is equal to $0.1665 (the "Series C Conversion Price"). The initial Series C Conversion Rate shall be 1:1. The applicable Series C Conversion Rate and Series C Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.

               (b) The Corporation shall not issue fractions of shares of Common Stock upon conversion of Series C Preferred Stock or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this Section C.5(b), be issuable upon conversion of any Series C Preferred Stock, the Corporation shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange, on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors.

               (c) Whenever the Series C Conversion Rate and Series C Conversion Price shall be adjusted as provided in Section C.6 hereof, the Corporation shall forthwith file at each office designated for the conversion of Series C Preferred Stock, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Corporation, showing in reasonable detail the facts requiring such adjustment and the Series C Conversion Rate and Series C Conversion Price that will be effective after such adjustment. The Corporation shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each record holder of Series C Preferred Stock at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section C.6(g) hereof, such notice shall be included as part of the notice required to be mailed under the provisions of Section C.6(g) hereof.

               (d) In order to exercise the conversion privilege, the holder of any Series C Preferred Stock to be converted shall surrender his or its certificate or certificates therefor to the principal office of the transfer agent for the Series C Preferred Stock (or if no transfer agent be at the time appointed, then the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Series C Preferred Stock represented by such certificates, or any number thereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued (the "Named Issuee"), subject to any restrictions on transfer relating to shares of the Series C Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly authorized in writing. The date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the certificates and notice shall be the conversion date. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series C Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or his or its Named Issuee, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, cash as provided in Section C.5(b) hereof in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion and, if less than all shares of Series C Preferred Stock represented by the certificate or certificates so surrendered are being converted, a residual certificate or certificates representing the shares of Series C Preferred Stock not converted.

               (e) The Corporation shall at all times when the Series C Preferred Stock shall be outstanding reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock. Before taking any action that would cause an adjustment reducing the Series C Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the Corporation will (unless waived by the holders of a majority of the Series C Preferred Stock) take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and nonassessable shares of such Common Stock at such adjusted conversion price.

               (f) Upon any such conversion, no adjustment to the Series C Conversion Rate shall be made for accrued dividends on the Series C Preferred Stock surrendered for conversion or on the Common Stock delivered.

               (g) All shares of Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefor and payment of any accrued dividends thereon. Any shares of Series C Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series C Preferred Stock accordingly.

          6.   ANTI-DILUTION PROVISIONS.
               ------------------------

               (a) The Series C Conversion Price shall be subject to adjustment from time to time in accordance with this Section C.6, unless otherwise waived in writing by the holders of the majority of the Series C Preferred Stock (provided that any such waiver shall be only as to a specific Triggering Transaction (as defined in Section B above) and the waiver shall under no circumstances be deemed to generally waive any rights herein or with respect to any subsequent or continuing Triggering Transactions). For purposes of this Section C.6, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (x) the number of shares of Common Stock outstanding at such time, (y) the number of shares of Common Stock issuable assuming conversion at such time of all Superior Preferred Stock and Subordinate Stock, as the case may be, and (z) the number of shares of the Common Stock deemed to be outstanding under paragraphs 6(b)(1) to (9), inclusive, at such time.

               (b) Except as provided in Section C.6(c), C.6(d) or C.6(f) hereof, if and whenever on or after the Series C Initial Issuance Date, the Corporation shall issue or sell or shall be deemed to have issued or sold any shares of its Common Stock (or in case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities (each as defined in Section B above)) for a consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such Triggering Transaction, the Series C Conversion Price shall be reduced to the Series C Conversion Price (calculated to the nearest tenth of a cent) determined by dividing:

                    (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Series C Conversion Price then in effect, plus (y) the consideration, if any, received by the Corporation upon consummation of such Triggering Transaction, by

                    (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus
(y) the number of shares of Common Stock issued (or deemed to be issued in accordance with paragraphs 6(b)(1) to (9)) in connection with the Triggering Transaction.

          For purposes of determining the adjusted Series C Conversion Price under this Section C.6(b), the following paragraphs (1) to (9), inclusive, shall be applicable:

                         (1)  In case the Corporation at any time shall in any
manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities (including without limitation, the right to subscribe for or purchase any such Options or Convertible Securities), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options or in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series C Conversion Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in paragraph (3) below.

                         (2)  In case the Corporation at any time shall in any
manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series C Conversion Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in paragraph (3) below.

                         (3)  If the purchase price provided for in any Option
referred to in paragraph (1) or the rate at which any Convertible Securities referred to in paragraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Series C Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series C Conversion Price then in effect hereunder is hereby reduced.

                         (4)  On the expiration or earlier termination of any
Option or the termination of any right to convert or exchange any Convertible Securities, the Series C Conversion Price then in effect hereunder shall forthwith be increased to the Series C Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                         (5)  In case any Options shall be issued in connection
with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for $0.001 unless otherwise recorded on the Corporation's financial statements in accordance with generally accepted accounting principles.

                         (6)  In case any shares of Common Stock, Options or
Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

                         (7)  The number of shares of Common Stock outstanding
at any given time shall not include shares owned, held by or for the account of the Corporation or canceled, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section C.6(b).

                         (8)  In case the Corporation shall declare a dividend
or make any other distribution upon the stock of the Corporation payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for $0.001.

                         (9)  For purposes of this Section C.6(b), in case the
Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

               (c) In the event the Corporation shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of any shares of Series C Preferred Stock, the Corporation shall pay to the person converting such shares of Series C Preferred Stock an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends to which such holder would have been entitled if such holder had converted the shares of Series C Preferred Stock to Common Stock prior to the declaration of the Liquidating Dividends, at the then applicable Series C Conversion Price. For the purposes of this Section C.6(c), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors.

               (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend on its outstanding Common Stock payable in shares of Common Stock, the Series C Conversion Rate in effect immediately prior to such dividend or combination shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments to the Series C Conversion Price in effect immediately prior to such subdivision or dividend). In case the Corporation shall at any time combine its outstanding Common Stock, the Series C Conversion Rate in effect immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments to the Series C Conversion Price in effect immediately prior to such combination).

               (e) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of the Series C Preferred Stock shall have the right to acquire and receive upon conversion of the Series C Preferred Stock, which right shall be prior to the rights of the holders of Subordinate Stock (but after and subject to the rights of holders of Superior Preferred Stock, if any), such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon conversion of the Series C Preferred Stock at the Series C Conversion Price then in effect. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holders of the Series C Preferred Stock at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holders of the Series C Preferred Stock shall have been given a reasonable opportunity to then elect to receive upon conversion of the Series C Preferred Stock either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

               (f) The provisions of this Section C.6 shall not apply to any Common Stock, Options or Convertible Securities issued, issuable or deemed outstanding: (i) to the holders of the Series B Preferred Stock pursuant to any rights granted to such holders of Series B Preferred Stock under this Certificate of Incorporation or the Purchase Agreement; (ii) under any Approved Plan (provided that when determining whether there are any options remaining for issuance under an Approved Plan, all shares issued and outstanding under such Approved Plan (regardless of exercise price) must be considered in such calculation); (iii) pursuant to Options,

Convertible Securities and conversion rights in existence on the Series C Initial Issuance Date; (iv) on conversion of the Series C Preferred Stock or the warrants to purchase common stock issued to Landmark; or (v) to any issuance of additional shares of Series C Preferred Stock to the holders of the Series C Preferred Stock.

               (g)  In the event that:

                    (1) the Corporation shall declare any cash dividend upon its Common Stock, or

                    (2) the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

                    (3) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

                    (4) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

                    (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the holders of the Series C Preferred Stock:

                         (i)  at least twenty (20) days prior written notice of
the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

                         (ii) in the case of any such reorganization,
reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (i) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Series C Preferred Stock at the address of each such holder as shown on the books of the Corporation.

               (h) If at any time or from time to time on or after the Series C Initial Issuance Date, the Corporation shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Series C Purchase Rights") pro rata to the record holders of any class of Common Stock and such grants, issuances or sales do not result in an adjustment of the Series C Conversion Price under Section C.6(b) hereof, then each holder of Series C Preferred Stock shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Series C Purchase Rights or receipt by such holder of the notice concerning Series C Purchase Rights to which such holder shall be entitled under Section C.6(g)) and upon the terms applicable to such Series C Purchase Rights either:

                    (i) the aggregate Series C Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon conversion of the Series C Preferred Stock immediately before the grant, issuance or sale of such Series C Purchase Rights; provided that if any Series C Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Series C Purchase Rights shall be distributed to the exercising holders of the Series C Preferred Stock as soon as possible after such exercise and it shall not be necessary for the exercising holder of the Series C Preferred Stock specifically to request delivery of such rights; or

                    (ii) in the event that any such Series C Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Series C Purchase Rights.

               (i) If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section C.6 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Series C Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Series C Conversion Price as otherwise determined pursuant to any of the provisions of this Section C.6 except in the case of a combination of shares of a type contemplated in Section C.6(d) hereof and then in no event to an amount larger than the Series C Conversion Price as adjusted pursuant to Section C.6(d) hereof.

          7.   REDEMPTION BY THE CORPORATION
               -----------------------------

               (a) Provided that the Series B Preferred Stock has been redeemed or converted to Common Stock in its entirety prior to or as of the Series C Redemption Date (defined below) (or the holders of a majority of the Series B Preferred Stock have otherwise consented in writing), the Corporation may elect at any time to redeem all but not less than all outstanding shares of the Series C Preferred Stock at a price in cash equal to the Series C Preferred Amount (such amount is hereinafter referred to as the "Series C Redemption Price") through the date of the applicable redemption; provided, if all of the shares of
                                               --------
Series B Preferred Stock have not been redeemed or converted, the Corporation may not elect such redemption prior to the third anniversary of the Series C Initial Issuance Date (notwithstanding the consent of the holders of the Series B Preferred Stock).

               (b) All holders of record of shares of Series C Preferred Stock will be given at least 10 days' prior written notice of the date fixed (the "Series C Redemption Date") and the place designated for redemption of all of such shares of Series C Preferred Stock pursuant to this Section C.7. Such notice will be sent by mail, first class, postage prepaid, to each record holder of shares of Series C Preferred Stock at such holder's address appearing on the stock register. On or before the Series C Redemption Date each holder of shares of Series C Preferred Stock shall surrender his or its certificates or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section C.7. On the Series C Redemption Date, all rights with respect to the Series C Preferred Stock so redeemed will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive the Series C Redemption Price. If so required by the Corporation, certificates surrendered for redemption shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his attorneys duly authorized in writing. All certificates evidencing shares of Series C Preferred Stock which are required to be surrendered for redemption in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series C Preferred Stock represented thereby redeemed, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date.

               (c) In lieu of the redemption set forth above, the holders of the Series C Preferred Stock may elect to convert their shares of Series C Preferred Stock into Common Stock pursuant to Section C.5 hereof provided that the holders of the Series C Preferred Stock elect to convert such shares within 10 days of the receipt of the notice set forth in Section C.7(b) hereto. As soon as practicable after the receipt of such election to convert and the surrender of the certificate or certificates for Series C Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section C.5(b) hereof in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

               (d) Except as provided in Section C.7(a) hereof, the Corporation shall have no right to redeem the shares of Series C Preferred Stock. Any shares of Series C Preferred Stock so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series C Preferred Stock accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the Series C Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

     FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     A. Except as may be otherwise provided in this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     B. Stockholders shall not be permitted to cumulate their votes for the election of directors.

     C. Except as otherwise provided in the Bylaws of the Corporation, voting at meetings of stockholders, including the election of directors, need not be by written ballot.

     SIXTH:

     A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required by the DGCL, as amended from time to time, for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of Section A of this Article SIXTH shall eliminate or reduce the effect of Section A of this Article SIXTH in respect of any matter occurring, or any cause of action, suit or claim that, but for Section A of this Article SIXTH would accrue or arise, prior to such amendment or repeal.

     B. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as in effect from time to time) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that, except as provided in Section C hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section B shall be a contract right and shall include the right to have the Corporation pay the expenses incurred in defending any such proceeding in advance of its final disposition; any advance payments to be paid by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to have the Corporation pay the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article SIXTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     C. If a claim under Section B is not paid in full by the Corporation within 30 calendar days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     D. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article SIXTH shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

     E. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

     F. The Corporation may, to the extent authorized from time to time by a majority vote of the disinterested directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article SIXTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     G. If any provision or provisions of this Article SIXTH shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article SIXTH (including, without limitation, each portion of any paragraph of this Article SIXTH containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article SIXTH (including, without limitation, each such portion of any paragraph of this Article SIXTH containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     SEVENTH: The stockholders of the Corporation shall not, except as the Corporation may otherwise expressly agree in writing, have the preemptive right to subscribe to any additional issues of stock of the Corporation or to any securities of the Corporation convertible into such stock.

     EIGHTH:  The Corporation shall not be governed by Section 203 of the DGCL.

     NINTH: The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in this Certificate of Incorporation, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article NINTH.

     I, Bruce L. Silverstein, being the sole incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly have hereto set my hand on this 30th day of July, 2001.


                                      By: Bruce Silverstein
                                          ----------------------------------
                                          Bruce L. Silverstein, Incorporator

                                                                      Appendix E

              CERTIFICATE OF DESIGNATIONS, NUMBER, VOTING POWERS,
                PREFERENCES AND RIGHTS OF SERIES C CONVERTIBLE
                                PREFERRED STOCK
                                      OF
                             COOLSAVINGS.COM INC.


     Pursuant to Section 302 of the Michigan Business Corporation Act, MCLA 450.1302

          The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of coolsavings.com inc., a Michigan corporation (hereinafter called the "Corporation"), with the preferences and rights set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation having been fixed by the Board of Directors pursuant to authority granted to it under Article III of the Corporation's Amended and Restated Articles of Incorporation and in accordance with the provisions of Section 302 of the Michigan Business Corporation Act, MCLA 450.1302:

          RESOLVED: That, pursuant to authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby authorizes the issuance of 1,300,000 shares of Series C Convertible Preferred Stock of the Corporation and hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Amended and Restated Articles of Incorporation of the Corporation, as follows:

          1.   DESIGNATION AND AMOUNT. 1,300,000 shares of preferred stock shall
               ----------------------
be designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock").

          2.   DIVIDENDS.
               ---------

          (a) Dividends may be declared and paid on the Series C Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

          (b) For so long as the Series C Preferred Stock remains outstanding, the Corporation shall not, without the prior consent of the holders of a majority of the outstanding shares of Series C Preferred Stock, pay any dividend upon any other stock ranking with respect to dividends or on liquidation junior to the Series C Preferred Stock (such stock being referred to hereinafter collectively as "Subordinate Stock"), whether in cash or other property (other than shares of Subordinate Stock), or purchase, redeem or otherwise acquire any such Subordinate Stock unless the Corporation has redeemed all shares of Series C Preferred Stock which it would theretofore have been required to redeem under
Section 8 hereof. Notwithstanding the provisions of this Section 2(b), without declaring or paying dividends on the Series C Preferred Stock, the Corporation may, subject to applicable law, repurchase or redeem shares of capital stock of the Corporation from current or former officers or employees of the Corporation pursuant to the terms of repurchase or similar agreements in effect from time to time.

          3.   LIQUIDATION, DISSOLUTION OR WINDING UP.
               --------------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Stock (including, without limitation, the Series B Preferred Stock (the "Series B Preferred Stock") and any other series of Preferred Stock ranking on liquidation prior and in preference to the Series C Preferred Stock) (any such Preferred Stock being referred to hereinafter as "Superior Preferred Stock") upon such liquidation, dissolution or winding up, but before any payment shall be made to the holders of Subordinate Stock, an amount in cash equal to the greater of (i) the Series C Preferred Amount (as defined below) or (ii) the amount per share of Series C Preferred Stock as would have been payable had each such share of Series C Preferred Stock been converted to Common Stock immediately prior to any liquidation, dissolution or winding up. The "Series C Preferred Amount" with respect to each share of Series C Preferred Stock shall mean, as at any date, the Series C Stated Value (defined below) plus a cash amount per share equal to eight percent (8%) per annum of the Series C Stated Value, calculated at a simple rate of interest from the date such share was originally issued by the Corporation (the "Series C Initial Issuance Date"). The "Series C Stated Value" shall mean $1.665 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or stock combination with respect to the Series C Preferred Stock. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for the distribution to its shareholders after payment in full of amounts required to be paid or distributed to holders, if any, of Superior Preferred Stock shall be insufficient to pay the holders of shares of Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series C Preferred Stock, and any class of stock ranking on liquidation on a parity with the Series C Preferred Stock, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          (b) After the payment of all preferential amounts required to be paid to the holders of Superior Preferred Stock and Series C Preferred Stock and any other series of Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its shareholders.

          (c) Provided that the holders of a majority of the shares of Series B Preferred Stock have elected to deem any of (i) the merger or consolidation of the Corporation into or with another corporation that effects a Change of Control, (ii) the merger or consolidation of any other corporation into or with the Corporation that effects a Change of Control, or (iii) the sale, conveyance, mortgage, pledge or lease of all or substantially all the assets of the Corporation (each of (i), (ii) and (iii) an "Extraordinary Corporate Event") to be a liquidation, dissolution or winding up of the Corporation, the holders of a majority of the Series C Preferred Stock may also elect to have such Extraordinary Corporate Event deemed a liquidation, dissolution or winding up of the Corporation for the purposes of this Section 3. For the purposes hereof, a "Change of Control" shall have the same meaning as otherwise defined under the terms of the Corporation's articles of incorporation. Notwithstanding the foregoing, any transactions between the Corporation and Landmark Communications, Inc. or certain of its affiliates or transferees (collectively, "Landmark") shall not constitute a Change of Control.

          4.   VOTING. Each holder of Series C Preferred Stock shall be entitled
               ------
to the number of votes equal to the aggregate number of shares (rounded to the nearest whole number) of Common Stock into which such holder's shares of Series C Preferred Stock are convertible pursuant to Section 5 hereof (as adjusted from time to time pursuant to Sections 5 and 6 hereof), at each meeting of shareholders of the Corporation (or pursuant to any action by written consent) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration, including, without limitation, the election of directors. Except as provided by law or by the provisions establishing any other series of Preferred Stock, holders of Series C Preferred Stock shall vote together with the holders of Common Stock (and the holders of the Series B Preferred Stock) as a single class.

          5.   OPTIONAL CONVERSION.  Each share of Series C Preferred Stock may
               -------------------
be converted at any time, at the option of the holder thereof, into the number of fully-paid and nonassessable shares of Common Stock obtained by dividing the Series C Stated Value by the Series C Conversion Price (defined below) then in effect (the "Series C Conversion Rate"), provided, however, that on any
                                         --------  -------
redemption of any Series C Preferred Stock or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the full business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of Series C Preferred Stock.

          (a) The initial conversion price, subject to adjustment as provided herein, is equal to $0.1665 (the "Series C Conversion Price"). The initial Series C Conversion Rate shall be 10:1. The applicable Series C Conversion Rate and Series C Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.

          (b) The Corporation shall not issue fractions of shares of Common Stock upon conversion of Series C Preferred Stock or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 5(b), be issuable upon conversion of any Series C Preferred Stock, the Corporation shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange, on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by

NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors.

          (c) Whenever the Series C Conversion Rate and Series C Conversion Price shall be adjusted as provided in Section 6 hereof, the Corporation shall forthwith file at each office designated for the conversion of Series C Preferred Stock, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Corporation, showing in reasonable detail the facts requiring such adjustment and the Series C Conversion Rate and Series C Conversion Price that will be effective after such adjustment. The Corporation shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each record holder of Series C Preferred Stock at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section 6(g) hereof, such notice shall be included as part of the notice required to be mailed under the provisions of Section 6(g) hereof.

          (d) In order to exercise the conversion privilege, the holder of any Series C Preferred Stock to be converted shall surrender his or its certificate or certificates therefor to the principal office of the transfer agent for the Series C Preferred Stock (or if no transfer agent be at the time appointed, then the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Series C Preferred Stock represented by such certificates, or any number thereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued (the "Named Issuee"), subject to any restrictions on transfer relating to shares of the Series C Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly authorized in writing. The date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the certificates and notice shall be the conversion date. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series C Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or his or its Named Issuee, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, cash as provided in Section 5(b) hereof in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion and, if less than all shares of Series C Preferred Stock represented by the certificate or certificates so surrendered are being converted, a residual certificate or certificates representing the shares of Series C Preferred Stock not converted.

          (e) The Corporation shall at all times when the Series C Preferred Stock shall be outstanding reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock. Before taking any action that would cause an adjustment reducing the Series C Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the Corporation will (unless waived by the holders of a majority of the Series C Preferred Stock) take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and nonassessable shares of such Common Stock at such adjusted conversion price.

          (f) Upon any such conversion, no adjustment to the Series C Conversion Rate shall be made for accrued dividends on the Series C Preferred Stock surrendered for conversion or on the Common Stock delivered.

          (g) All shares of Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefor and payment of any accrued dividends thereon. Any shares of Series C Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series C Preferred Stock accordingly.

          6.   ANTI-DILUTION PROVISIONS.
               ------------------------

          (a) The Series C Conversion Price shall be subject to adjustment from time to time in accordance with this Section 6, unless otherwise waived in writing by the holders of the majority of the Series C Preferred Stock (provided that any such waiver shall be only as to a specific Triggering Transaction (as defined below) and the waiver shall under no circumstances be deemed to generally waive any rights herein or with respect to any subsequent or continuing Triggering Transactions). For purposes of this Section 6, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (x) the number of shares of Common Stock outstanding at such time, (y) the number of shares of Common Stock issuable assuming conversion at such time of all Superior Preferred Stock and Subordinate Stock, as the case may be, and
(z) the number of shares of the Common Stock deemed to be outstanding under paragraphs 6(b)(1) to (9), inclusive, at such time.

          (b) Except as provided in Section 6(c), 6(d) or 6(f) hereof, if and whenever on or after the Series C Initial Issuance Date, the Corporation shall issue or sell or shall be deemed to have issued or sold any shares of its Common Stock (or in case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") for a consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Series C Conversion Price shall be reduced to the Series C Conversion Price (calculated to the nearest tenth of a cent) determined by dividing:

          (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering

Transaction by the Series C Conversion Price then in effect, plus (y) the consideration, if any, received by the Corporation upon consummation of such Triggering Transaction, by

          (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with paragraphs 6(b)(1) to (9)) in connection with the Triggering Transaction.

          For purposes of determining the adjusted Series C Conversion Price under this Section 6(b), the following paragraphs (1) to (9), inclusive, shall be applicable:

          (1) In case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities (including without limitation the right to subscribe for or purchase any such Options or Convertible Securities) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options or in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series C Conversion Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in paragraph (3) below.

          (2) In case the Corporation at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Series C Conversion Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in paragraph (3) below.

          (3) If the purchase price provided for in any Option referred to in paragraph (1) or the rate at which any Convertible Securities referred to in paragraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Series C Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series C Conversion Price then in effect hereunder is hereby reduced.

          (4) On the expiration or earlier termination of any Option or the termination of any right to convert or exchange any Convertible Securities, the Series C Conversion Price then in effect hereunder shall forthwith be increased to the Series C Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for $0.001 unless otherwise recorded on the Corporation's financial statements in accordance with generally accepted accounting principles.

          (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

          (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned, held by or for the account of the Corporation or canceled, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section 6(b).

          (8) In case the Corporation shall declare a dividend or make any other distribution upon the stock of the Corporation payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for $0.001.

          (9) For purposes of this Section 6(b), in case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

          (c) In the event the Corporation shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of any shares of Series C Preferred Stock, the Corporation shall pay to the person converting such shares of Series C Preferred Stock an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends to which such holder would have been entitled if such holder had converted the shares of Series C Preferred Stock to Common Stock prior to the declaration of the Liquidating Dividends, at the then applicable Series C Conversion Price.
For the purposes of this Section 6(c), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors.

          (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend on its outstanding Common Stock payable in shares of Common Stock, the Series C Conversion Rate in effect immediately prior to such dividend or combination shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments to the Series C Conversion Price in effect immediately prior to such subdivision or dividend). In case the Corporation shall at any time combine its outstanding Common Stock, the Series C Conversion Rate in effect immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments to the Series C Conversion Price in effect immediately prior to such combination).

          (e) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of the Series C Preferred Stock shall have the right to acquire and receive upon conversion of the Series C Preferred Stock, which right shall be prior to the rights of the holders of Subordinate Stock (but after and subject to the rights of holders of Superior Preferred Stock, if any), such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon conversion of the Series C Preferred Stock at the Series C Conversion Price then in effect. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holders of the Series C Preferred Stock at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holders of the Series C Preferred Stock shall have been given a reasonable opportunity to then elect to receive upon conversion of the Series C Preferred Stock either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

          (f) The provisions of this Section 6 shall not apply to any Common Stock, Options or Convertible Securities issued, issuable or deemed outstanding:
(i) to the holders of the Series B Preferred Stock pursuant to any rights granted to such holders of Series B Preferred Stock under the Company's Articles of Incorporation or that certain Securities Purchase Agreement dated July 30, 2001; (ii) under any Approved Plan (provided that when determining whether there are any options remaining for issuance under an Approved Plan, all shares issued and outstanding under such Approved Plan regardless of exercise price must be considered in such calculation); (iii) pursuant to Options, Convertible Securities and conversion rights in existence on the Series C Initial Issuance Date; (iv) on conversion of the Series C Preferred Stock or the warrants to purchase common stock issued to Landmark (the "Warrants"); or (v) to any issuance of additional shares of Series C Preferred Stock to the holders of the Series C Preferred Stock.

          (g)  In the event that:

          (1) the Corporation shall declare any cash dividend upon its Common Stock, or

          (2) the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

          (3) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the holders of the Series C Preferred Stock:

          (i) at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (i) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Series C Preferred Stock at the address of each such holder as shown on the books of the Corporation.

          (h) If at any time or from time to time on or after the Series C Initial Issuance Date, the Corporation shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Series C Purchase Rights") pro rata to the record holders of any class of Common Stock and such grants, issuances or sales do not result in an adjustment of the Series C

Conversion Price under Section 6(b) hereof, then each holder of Series C Preferred Stock shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Series C Purchase Rights or receipt by such holder of the notice concerning Series C Purchase Rights to which such holder shall be entitled under Section 6(g)) and upon the terms applicable to such Series C Purchase Rights either:

          (i) the aggregate Series C Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon conversion of the Series C Preferred Stock immediately before the grant, issuance or sale of such Series C Purchase Rights; provided that if any Series C Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Series C Purchase Rights shall be distributed to the exercising holders of the Series C Preferred Stock as soon as possible after such exercise and it shall not be necessary for the exercising holder of the Series C Preferred Stock specifically to request delivery of such rights; or

          (ii) in the event that any such Series C Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Series C Purchase Rights.

          (i) If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Series C Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Series C Conversion Price as otherwise determined pursuant to any of the provisions of this Section 6 except in the case of a combination of shares of a type contemplated in Section 6(d) hereof and then in no event to an amount larger than the Series C Conversion Price as adjusted pursuant to Section 6(d) hereof.

          7.   REDEMPTION BY THE CORPORATION
               -----------------------------

          (a) Provided that the Series B Preferred Stock has been redeemed or converted to Common Stock in its entirety prior to or as of the Series C Redemption Date (as defined below) (or the holders of a majority of the Series B Preferred Stock have otherwise consented in writing), the Corporation may elect at any time to redeem all but not less than all outstanding shares of the Series C Preferred Stock at a price in cash equal to the Series C Preferred Amount (such amount is hereinafter referred to as the "Series C Redemption Price") through the date of the applicable redemption; provided, if all of the shares of Series B Preferred Stock have not been redeemed or converted, the Corporation may not elect such redemption prior to the third anniversary of the Series C Initial Issuance Date (notwithstanding the consent of the holders of the Series B Preferred Stock).

          (b) All holders of record of shares of Series C Preferred Stock will be given at least 10 days' prior written notice of the date fixed (the "Series C Redemption Date") and the place designated for redemption of all of such shares of Series C Preferred Stock pursuant to this Section 7. Such notice will be sent by mail, first class, postage prepaid, to each record holder of shares of Series C Preferred Stock at such holder's address appearing on the stock register. On or before the Series C Redemption Date each holder of shares of Series C Preferred Stock shall surrender his or its certificates or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 7. On the Series C Redemption Date, all rights with respect to the Series C Preferred Stock so redeemed will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive the Series C Redemption Price. If so required by the Corporation, certificates surrendered for redemption shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his attorneys duly authorized in writing. All certificates evidencing shares of Series C Preferred Stock which are required to be surrendered for redemption in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series C Preferred Stock represented thereby redeemed, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date.

          (c) In lieu of the redemption set forth above, the holders of the Series C Preferred Stock may elect to convert their shares of Series C Preferred Stock into Common Stock pursuant to Section 5 hereof provided that the holders of the Series C Preferred Stock elect to convert such shares within 10 days of the receipt of the notice set forth in Section 7(b) hereto. As soon as practicable after the receipt of such election to convert and the surrender of the certificate or certificates for Series C Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section 5(b) hereof in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (d) Except as provided in Section 7(a) hereof, the Corporation shall have no right to redeem the shares of Series C Preferred Stock. Any shares of Series C Preferred Stock so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series C Preferred Stock accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the Series C Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

          IN WITNESS WHEREOF, coolsavings.com inc. has caused this Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series C Convertible Preferred Stock to be duly executed by its PRESIDENT this 30th day of July, 2001.


                                        COOLSAVINGS.COM INC.

                                        By /s/ Matthew Moog
                                           ---------------------------
                                        Name: Matthew Moog
                                        Title: President

                                                                      Appendix F

                               COOLSAVINGS, INC.

                         INCORPORATED UNDER THE LAWS OF

                             THE STATE OF DELAWARE

                                     BYLAWS
                                     ------

                                  ARTICLE I.
                                   OFFICES.

     The registered office of CoolSavings, Inc. (the "Corporation") shall be located in the State of Delaware and shall be at such address as shall be set forth in the Certificate of Incorporation. The registered agent of the Corporation at such address shall also be as set forth in the Certificate of Incorporation. The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may be designated by the Board of Directors.

                                  ARTICLE II.
                                 STOCKHOLDERS.

     Section 1.  Annual Meeting. The annual meeting of stockholders for the
                 --------------
election of directors and the transaction of any other business shall be held on such date and at such time as shall from time to time be designated by the Board of Directors. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

     Section 2.  Special Meetings. Special meetings of the stockholders for any
                 ----------------
purpose may be called at any time by the Board of Directors or by the President. The President shall call a special meeting at the written request of either the holders of at least a majority of the outstanding shares of capital stock entitled to vote or the holders of a majority of the outstanding shares of the Series B Preferred Stock of the Corporation. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

     Section 3.  Place of Meetings. The Board of Directors may designate the
                 -----------------
place of meeting, either within or without the State of Delaware, for any annual or special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

     Section 4.  Notice of Meetings. Written notice of the time and place of any
                 ------------------
stockholders' meeting, whether annual or special, shall be given by the Corporation to each stockholder entitled to vote thereat, by personal delivery or by mailing the same to him at his address as the same appears upon the records of the Corporation, at least ten (10) but not more than sixty (60) calendar days before the day of the meeting. If mailed, such notice shall be deemed delivered when deposited in the United States mail with postage thereon prepaid and addressed to the stockholder at such address. Such further notice, if any, shall be given as may be required by law.

     Section 5.  Quorum. Except as otherwise provided by law, by the Certificate
                 ------
of Incorporation or by these Bylaws, any number of stockholders together holding at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except that when specified business is to be voted on by a class or series of stock voting separately, the holders of a majority of the shares of such series or class shall constitute a quorum of such class or series for the transaction of such business.

     Section 6.  Proxies. At all meetings of stockholders, a stockholder may
                 -------
vote by proxy executed in writing (or in such other manner as may be prescribed by statute) by the stockholder or by such stockholder's duly authorized attorney in fact.

     Section 7.  Adjournment of Meetings. Any meeting, whether or not a quorum
                 -----------------------
is present, may be adjourned from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

     Section 8.  Voting List. The Secretary shall prepare and make, at least ten
                 -----------
(10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held for said ten
(10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 9.  Voting. Each stockholder entitled to vote shall at every
                 ------
meeting of the stockholders be entitled to one vote for each share of stock registered in his name on the record of stockholders. At all meetings of stockholders, except as otherwise provided by statute and subject to the Certificate of Incorporation, all matters shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot, except that all elections for directors must be conducted by ballot upon demand by a stockholder before voting begins.

Except as otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast at an election.

     Section 10. Record Date of Stockholders. The Board of Directors is
                 ---------------------------
authorized to fix in advance a date not more than sixty (60) nor less than ten
(10) calendar days preceding (i) the date of any meeting of stockholders, (ii) the date for the payment of any dividend, (iii) the date for the allotment of rights, (iv) the date when any change or conversion or exchange of capital stock shall go into effect, or (v) a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, respectively, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

     Section 11. Action Without Meeting. Any action required or permitted to be
                 ----------------------
taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Without limiting the foregoing, and in addition to any other such rights provided in these Bylaws or by applicable law, with respect to any matter for which the holders of the Series B Preferred Stock shall be entitled to vote as a separate class, the action required or permitted to be taken (whether at an annual or special meeting of stockholders) may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of the outstanding shares of Series B Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series B Preferred Stock entitled to vote thereon were present and voted. The Secretary of the Corporation shall give prompt notice of the approval of any corporate action by a less than unanimous written consent to any holder of Series B Preferred Stock who did not consent to such corporate action in writing.

     Section 12. Conduct of Meetings. The Chairman of the Board of Directors, or
                 -------------------
if there be none or in the Chairman's absence, the President shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time alloted to stockholders to speak, governing all aspects of the conduct of such meetings.

                                 ARTICLE III.
                                  DIRECTORS.

     Section 1.  Number and Qualifications: Until such time as shares of series
                 -------------------------
B Preferred stock of the Corporation are issued, the board of directors shall consist of such number of directors as is set forth in the Organizational Action of the Sole Incorporator; thereafter, the board of directors shall be determined as set forth in the Certificate of Incorporation. The directors need not be stockholders of the Corporation or residents of the State of Delaware.

     Section 2.  Election and Term of Office: The directors shall be elected by
                 ---------------------------
the stockholders at each annual meeting of stockholders. Each director shall, except as hereinafter provided, hold office until the next annual election and until their successors are elected and qualify.

     Section 3.  Removal and Resignation of Directors: Except as otherwise
                 ------------------------------------
provided in the Certificate of Incorporation or provided by statute, any director may be removed from the Board of Directors, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote generally at an election of directors, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant. Any director may resign at any time. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

     Section 4.  Filling of Vacancies: Except as otherwise provided in the
                 --------------------
Certificate of Incorporation or provided by statute, any vacancy among the directors, occurring from any cause whatsoever, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. Any person elected to fill a vacancy shall hold office, subject to the right of removal as herein provided, until the next annual election and until his successor is elected and qualifies.

     Section 5.  Regular Meetings: The Board of Directors shall hold an annual
                 ----------------
meeting for the transaction of any business without notice immediately after, and in the same place as, the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.

     Section 6.  Special Meetings: Special meetings of the Board of Directors
                 ----------------
may be called by the Chairman of the Board of Directors, if any, or by the President or by any two (2) directors. The person so authorized who calls such special meetings may fix the time and the place of the meetings.

     Section 7.  Notice and Place of Meetings: Meetings of the Board of
                 ----------------------------
Directors may be held at the principal office of the Corporation or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting shall be given to each director addressed to him at his residence or usual place of business by hand-delivery, first class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon pre-paid, at least five (5) calendar days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile transmission, telephone or hand-delivery, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours prior to the time set for the meeting. A meeting may be held at any time without notice if all of the directors are present or if those not present waive notice of the meeting either before or after such meeting.

     Section 8.  Quorum: Except as otherwise provided in the Certificate of
                 ------
Incorporation, and provided at least one Series B Director (as such term is defined in the Certificate of Incorporation) is in attendance, one-third of the of the members of the Board of Directors at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board of Directors unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these Bylaws. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

     Section 9.  Business Transacted at Meetings, etc.:  Any business may be
                 -------------------------------------
transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by law, in the Certificate of Incorporation or in these Bylaws.

     Section 10. Compensation: The directors shall not receive any stated salary
                 ------------
for their services as directors, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

     Section 11. Action Without a Meeting: Any action required or permitted to
                 ------------------------
be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

     Section 12. Meetings Through Use of Communications Equipment: Members of
                 ------------------------------------------------
the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, have the power to participate in a meeting of the Board of Directors, or any committee, by means of a conference telephone or any other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

                                  ARTICLE IV.
                                  COMMITTEES.

     Section 1.  Executive Committee:  The Board of Directors may, by resolution
                 -------------------
passed by a majority of the directors, designate two (2) or more of their members to constitute an Executive Committee to hold office at the pleasure of the Board, which Committee shall, during the intervals between meetings of the Board of Directors, have and exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board of Directors may from time to time specify, or as limited by the Delaware Corporation Law or the Certificate of Incorporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

     Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of the Board of Directors.

     Any member of the Executive Committee who ceases to be a director shall ipso facto cease to be a member of the Executive Committee, if applicable.
---- -----

     Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of the Board of Directors.

     Anything in the foregoing to the contrary notwithstanding, the foregoing provisions with respect to the appointment, power, authority and removal of members of the Executive Committee are expressly subject to the provisions with respect to the Executive Committee set forth in the Certificate of Incorporation.

     Section 2.  Other Committees: Other committees may be appointed by the
                 ----------------
Board of Directors or the Executive Committee, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors or the Executive Committee.

     Any member of such a committee may be removed at any time, with or without cause, by the Board of Directors or the Executive Committee, and any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors or the Executive Committee.

     Anything in the foregoing to the contrary notwithstanding, the foregoing provisions with respect to the appointment of other committees are expressly subject to the provisions with respect to such committees set forth in the Certificate of Incorporation.

     Section 3.  Resignation: Any member of a committee may resign at any time.
                 -----------
Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

     Section 4. Quorum: A majority of the members of a committee shall
                ------
constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.

     Section 5. Record of Proceedings, etc.: Each committee shall keep a record
                ---------------------------
of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

     Section 6. Organization, Meetings, Notices, etc.: A committee may hold its
                -------------------------------------
meetings at the principal office of the Corporation, or at any other place which a majority of the committee may at any time agree upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph or cable, or delivered personally or by telephone not later than twenty-four (24) hours before the time at which the meeting is to be held.

     Section 7. Compensation: The members of any committee shall be entitled to
                ------------
such compensation as may be allowed them by resolution of the Board of Directors.

                                  ARTICLE V.
                                   OFFICERS.

     Section 1. Number: The officers of the Corporation shall include a
                ------
President, a Secretary, a Treasurer, and a Chairman of the Board of Directors, and may include such other officers (including, without limitation, a Chief Financial Officer, a Chief Operating Officer and one or more Executive Vice Presidents) as the Board of Directors may from time to time deem appropriate, all of whom shall serve at the pleasure of the Board of Directors.

     Section 2. Election, Term of Office and Qualifications: The officers,
                -------------------------------------------
except as provided in Section 3 of this Article V, shall be elected by the Board of Directors at its annual meeting. Each such officer shall, except as otherwise provided herein, hold office until his successor shall have been chosen and shall qualify, or until such officer's death, designation or removal. Except as otherwise provided by law, any number of offices may be held by the same person.

     Section 3. Other Officers: Other officers, including one or more vice-
                --------------
presidents, assistant secretaries, or assistant treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors.

     Section 4. Removal of Officers: Any officer of the Corporation may be
                -------------------
removed from office, with or without cause, by a vote of a majority of the Board of Directors.

     Section 5. Resignation: Any officer of the Corporation may resign at any
                -----------
time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

     Section 6. Filling of Vacancies: A vacancy in any office because of death,
                --------------------
resignation or removal shall be filled by the Board of Directors.

     Section 7. Compensation: The compensation of the officers shall be fixed by
                ------------
the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

     Section 8. Chairman of the Board of Directors: The Chairman of the Board of
                ----------------------------------
Directors, if any, shall be a director and shall preside at all meetings of the stockholders and the Board of Directors, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

     Section 9. President: In the absence of the Chairman of the Board of
                ---------
Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. He shall have power to call special meetings of the stockholders or of the Board of Directors or of the Executive Committee at any time. He shall be the chief executive officer of the Corporation, and shall have the general direction of the business, affairs and property of the Corporation, and of its several officers, and shall have and exercise all such powers and discharge such duties as are incident to the office of President.

     Section 10. Vice-Presidents: The vice-president, or vice-presidents if
                 ---------------
there are more than one, shall, subject to the direction of the Board of Directors, at the request of the President or in his absence, or in case of his inability to perform his duties from any cause, perform the duties of the President, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the President. The vice-presidents shall also perform such other duties as may be assigned to them by the Board of Directors, and the Board of Directors may determine the order of priority among them.

     Section 11. Secretary: The Secretary shall perform such duties and have
                 ---------
powers as are incident to the office of Secretary or as may from time to time be assigned to him by the Board of Directors.

     Section 12. Treasurer: The Treasurer shall perform such duties and have
                 ---------
powers as are incident to the office of Treasurer or as may from time to time be assigned to him by the Board of Directors.

                                  ARTICLE VI.
                                CAPITAL STOCK.

     Section 1. Issue of Certificates of Stock: Certificates representing shares
                ------------------------------
of capital stock shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors, the President or one of the vice-presidents, and the Secretary or an assistant secretary or the treasurer or an assistant treasurer, and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon, provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, President, vice-president, Secretary, assistant secretary, treasurer or assistant treasurer may be facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be officers of the Corporation, whether because of death, resignation, removal or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, have not ceased to be such officer or officers of the Corporation.

     Section 2. Registration and Transfer of Shares: The name of each person
                -----------------------------------
owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer.

     The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

     Section 3. Lost, Destroyed and Mutilated Certificates: The Corporation may
                ------------------------------------------
issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

                                 ARTICLE VII.
                                   DIVIDENDS

     Section 1. General Discretion of Directors: The Board of Directors may from
                -------------------------------
time to time declare dividends on its outstanding shares, to be paid in cash or shares of the Corporation's capital stock or other property, and fix the date or dates for the payment of dividends.

                                 ARTICLE VIII.
                           MISCELLANEOUS PROVISIONS.

     Section 1. Construction: To the extent any provision of these Bylaws
                ------------
conflicts with the Certificate of Incorporation or any exercise of power hereunder is subject to the terms of the Certificate of Incorporation, the Certificate of Incorporation shall govern.

     Section 2. Fiscal Year: The fiscal year of the Corporation shall commence
                -----------
on the first day of January and end on the last day of December.

     Section 3. Corporate Seal: The corporate seal shall be in such form as
                --------------
approved by the Board of Directors and may be altered at their pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 4. Notices: Except as otherwise expressly provided herein, any
                -------
notice required by these Bylaws to be given shall be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by sending via facsimile, telegraphing or cabling the same to such person at such addresses.

     Section 5. Waiver of Notice: Any stockholder or director may at any time,
                ----------------
by writing or by telegraph or facsimile, waive any notice required to be given under these Bylaws.

     Section 6. Checks, Drafts, etc.: All checks, drafts or other orders for the
                --------------------
payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.

     Section 7. Deposits: All funds of the Corporation shall be deposited from
                --------
time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposits, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors or the President may authorize for that purpose.

     Section 8. Voting Stock of Other Corporations: Except as otherwise ordered
                ----------------------------------
by the Board of Directors or the Executive Committee, the President shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the President or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or the Executive Committee may from time to time confer like powers upon any other person or persons.

     Section 9. Indemnification of Officers and Directors: The Corporation shall
                -----------------------------------------
indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

                                  ARTICLE IX.
                                  AMENDMENTS.

     The Bylaws may be altered or repealed and new Bylaws may be adopted (i) at any annual or special meeting of stockholders by the affirmative vote of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, or (ii) by the affirmative vote of a majority of the Board of Directors.

                                 *  *  *  *  *

                                                                      Appendix G

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of July 30, 2001 by and between coolsavings.com inc., a Michigan corporation ("coolsavings.com"), and CoolSavings, Inc., a Delaware corporation wholly-owned by coolsavings.com (the "Corporation"), pursuant to and in accordance with the provisions of the General Corporation Law of the State of Delaware (the "Delaware Act") and the Michigan Business Corporation Act (the "Michigan Act", and collectively with the Delaware Act, the "Acts").

                                   RECITALS:
                                   --------

     WHEREAS, the respective Board of Directors of coolsavings.com and the Corporation have deemed it advisable and to the advantage of the corporations and their respective stockholder(s) that coolsavings.com merge with and into the Corporation upon the terms and conditions herein provided;

     WHEREAS, coolsavings.com and the Corporation intend that the merger contemplated hereby qualify as a tax-free reorganization within the meaning of
Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

     WHEREAS, the respective Boards of Directors of coolsavings.com and the Corporation have approved this Agreement;

     WHEREAS, the respective Board of Directors of coolsavings.com and the Corporation have directed that this Agreement be submitted to a vote of their respective shareholder(s) entitled to vote thereon; and

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, coolsavings.com and the Corporation hereby agree to the merger of coolsavings.com with and into the Corporation upon the terms and conditions set forth in this Agreement:

1.   CONSTITUENT CORPORATIONS
     ------------------------

     a. The name and state of incorporation of each of the constituent corporations involved in the Merger are as follows:

         Name                            State of Incorporation
         ----                            ----------------------
         coolsavings.com, inc.           Michigan
         CoolSavings, Inc.               Delaware

     b. The surviving corporation (the "Surviving Corporation") shall be CoolSavings, Inc., a Delaware corporation.

2.   CAPITAL STOCK
     -------------

     a. coolsavings.com's authorized capital stock consists of (i) 100,000,000 shares of common stock, of which 39,063,660 shares are issued and outstanding, all of which are entitled to vote (the "coolsavings Common Stock"), and (ii) 10,000,000 shares of preferred stock, of which no shares are issued and outstanding. A portion of the shares of preferred stock have been divided into series which currently consist of Series A Convertible Preferred Stock, Series B
                                        =
Convertible Preferred Stock and Series C Convertible Preferred Stock. Five thousand (5,000) shares of preferred stock are designated Series A Preferred Stock, of which no shares are currently outstanding, eight million six hundred ninety-five thousand (8,695,000) shares of preferred stock are designated as Series B Convertible Preferred Stock, of which no shares are issued and outstanding, and one million three hundred thousand (1,300,000) shares are designated as Series C Convertible Preferred Stock, of which no shares are issued and outstanding. The shares of coolsavings Common Stock have all of the rights, preferences and limitations of shares of common stock stated in the Michigan Act. The rights, preferences, privileges and restrictions granted to and imposed on the preferred shares are as set forth in coolsavings.com's Articles of Incorporation, as amended.

     b. The Corporation's authorized capital stock consists of (i) 379,000,000 shares of common stock, $0.001 par value, of which one share is issued and outstanding, which share is entitled to vote (the "Corporation Common Stock"), and (ii) 271,000,000 shares of preferred stock, $0.001 par value, of which no shares are issued and outstanding. A portion of the shares of preferred stock have been divided into series which currently consist of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. Two hundred fifty eight million (258,000,000) shares of preferred stock are designated as Series B Convertible Preferred Stock, of which no shares are issued and outstanding, and thirteen million (13,000,000) shares are designated as Series C Convertible Preferred Stock, of which no shares are issued and outstanding. The shares of the Corporation Common Stock have all of the rights, preferences and limitations of shares of common stock stated in the Delaware Act. The rights, preferences, privileges and restrictions granted to and imposed on the preferred shares are as set forth in the Certificate of Incorporation of the Corporation attached hereto as Exhibit A.

     c. The number of authorized and outstanding shares of capital stock of each of coolsavings.com and the Corporation, as set forth in paragraphs (a) and
(b) above, will not change prior to the Effective Date (defined below).

3.   TERMS AND EFFECT OF MERGER
     --------------------------

     a. At the Effective Date, coolsavings.com shall be merged with and into the Corporation, and the Corporation shall survive the Merger, all in accordance with the terms of this Agreement and the provisions of the Delaware Act and the Michigan Act (the "Merger"). As soon as practicable after the shareholders of coolsavings.com and the Corporation shall have approved the Merger in accordance with the terms of this Agreement, an appropriate Certificate of Merger shall be executed by each party hereto and delivered for filing with each of the Delaware Secretary of State and the Department of Consumer and Industry Services of the State of Michigan.

     b. The Merger shall become effective at such time as the Certificates of Merger are duly filed with the Department of Consumer and Industry Services of the State of Michigan and the Secretary of State of Delaware, as applicable, or at such other time as is permissible in accordance with the Delaware Act and the Michigan Act and the parties shall agree and as set forth in the Certificates of Merger (the "Effective Date").

     c. The Merger shall have the effects set forth in each of the Delaware Act and the Michigan Act. Without limiting the generality of the foregoing, at and after the Effective Date, the Surviving Corporation that shall possess all of the rights, privileges, immunities and franchises of a public and private nature of coolsavings.com; all assets and liabilities of coolsavings.com (including, without limitation, the liabilities of coolsavings.com to each of Landmark Communications, Inc., American National Bank and Trust Company of Chicago and Midwest Guaranty Bank under the respective agreements between coolsavings.com and such creditors) shall become assets and liabilities of the Surviving Corporation; and any and all property, real, personal and mixed, and any and all debts owing to coolsavings.com on whatever account, and all other choses in action, and all and every other interest (including, without limitation, all contract rights) of coolsavings.com shall transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real property, or any interest therein, vested in any of such corporations shall not prevent or be in any way impaired by reason of the Merger.

     d. In connection with the assignment to and assumption by the Surviving Corporation of any agreements of coolsavings.com relating to the capital stock of coolsavings.com, the parties agree that any provisions therein relating to any shareholder's ownership or voting of, or to the shareholder's status as a holder of, coolsavings Common Stock shall be deemed to be amended to refer, as applicable, to the shareholder's ownership or voting of, or to the shareholder's status as a holder of, Corporation Common Stock.

     e. If at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession to all assets, property, rights, privileges, immunities, powers and franchises of coolsavings.com, the officers and directors of the Surviving Corporation are fully authorized in the name of either or both of coolsavings.com and the Corporation to take any and all such action.

4.   MANNER OF CONVERTING SECURITIES OF THE CONSTITUENT CORPORATIONS.
     ---------------------------------------------------------------

     a. At the Effective Date, each share of coolsavings Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holders thereof, cease to be an issued and outstanding share of coolsavings Common Stock and shall automatically be converted into one (1) fully-paid and non-assessable share of Corporation Common Stock.

     b. At the Effective Date, all obligations of coolsavings.com to holders of stock options awarded pursuant to the coolsavings.com Second Amended and Restated 1997 Option Plan and the 1999 Non-Employee Director Stock Option Plan and any warrants (including, without limitation, the Warrant issued to Landmark Communications, Inc. dated July 30, 2001) and notes outstanding shall be binding on the Surviving Corporation. Except as provided in Section 4(c) below, (i) stock options and warrants to purchase shares of coolsavings Common Stock shall automatically be converted into options and warrants to purchase the same number of shares of Corporation Common Stock, and (ii) notes convertible into shares of coolsavings Common Stock will be converted into notes convertible into shares of Corporation Common Stock.

     c. At the Effective Date, the promissory notes and warrants to purchase shares of coolsavings Common Stock issued in connection with coolsavings.com's 2001 Subordinated Note Transaction shall be converted into shares of Series C Convertible Preferred Stock of the Surviving Corporation pursuant to the terms of that certain Securities Purchase Agreement among coolsavings.com, Landmark Communications, Inc. and Landmark Ventures VII, L.L.C. (collectively, "Landmark").

     d. At the Effective Date, the share of Corporation Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be an issued and outstanding share of Corporation Common Stock and shall be surrendered to the Corporation for cancellation and canceled, and no additional shares of Corporation Common Stock or any other consideration shall be issued or paid therefor.

5.   CERTIFICATE, BYLAWS, OFFICERS AND DIRECTORS
     -------------------------------------------

     a. From and after the Effective Date and until thereafter amended, the Certificate of Incorporation and Bylaws of the Corporation in effect on the Effective Date shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     b. From and after the Effective Date, the officers, directors and committees of directors of coolsavings.com on the Effective Date shall be the officers, directors and committees of directors of the Surviving Corporation and shall continue to hold office from and after the Effective Date until their successors have been duly elected or appointed and qualified, subject to the provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation (including, without limitation, the right of the holders of the Corporation's Series B Convertible Preferred Stock to designate and elect directors provided for therein).

6.   EXCHANGE OF CERTIFICATES
     ------------------------

     a.  At the Effective Date,

         (i) each certificate representing shares of coolsavings Common Stock shall be exchanged for certificates representing the appropriate number of shares of Corporation Common Stock, and

         (ii) except as described in Section 4(c) above, each warrant agreement representing warrants to purchase and each promissory note convertible into coolsavings Common Stock shall be exchanged for, respectively, warrant agreements to purchase and promissory notes convertible into Corporation Common Stock.

     Promptly upon such exchange, coolsavings.com shall cause to be canceled and retire each such certificate representing shares of coolsavings Common Stock and each such warrant agreement and promissory note of coolsavings.com described above. Until so exchanged, canceled and retired, each such certificate, warrant agreement and promissory note, upon and after the Effective Date, shall be deemed for all purposes, other than the payment of dividends or other distributions, if any, to stockholders, to represent the number of shares subject to the securities of coolsavings.com represented thereby.

     b. In the event any certificates, warrant agreements or promissory notes shall have been lost, stolen or destroyed, the Surviving Corporation shall issue in exchange for such lost, stolen or destroyed certificates, warrant agreements or promissory notes, upon the making of an affidavit of that fact and an indemnity by the holder thereof, such securities of the Surviving Corporation as may be required pursuant to Section 4 above.

7.   MISCELLANEOUS
     -------------

     a.  Appointment of Agent.  The Corporation hereby consents to service of
         --------------------
process in the State of Michigan in any action or special proceeding of the enforcement of any liability or obligation of coolsavings.com, and hereby irrevocably appoints the Secretary of State of Michigan as its agent to accept service of process in any action or special proceeding for the enforcement of any such liability or obligation. The address to which a copy of such process shall be mailed by the Secretary of State of Michigan to the Corporation is: 360
N. Michigan Avenue, 19th Floor, Chicago, Illinois 60601.

     b.  Amendment.  This Agreement may be amended or modified at any time by
         ---------
mutual written agreement of the parties (i) in any respect prior to the approval hereof by the shareholders of coolsavings.com and the Corporation entitled to vote hereon, and (ii) in any respect subsequent to such approval, provided that any such amendment or modification subsequent to such approval shall not (A) change the method of exchanging the issued and outstanding shares of coolsavings Common Stock into shares of the Corporation Common, or (B) change any provision of the Certificate of Incorporation of the Surviving Corporation that would require the approval of its shareholders.

8.   COPIES OF THIS AGREEMENT
     ------------------------

     An original, executed copy of this Agreement shall remain on file at the Surviving Corporation's principal place of business, the address of which is 360
N. Michigan Avenue, 19th Floor, Chicago, IL 60601 and upon request and without cost, the Surviving Corporation shall furnish a copy thereof to any stockholder of coolsavings.com or the Corporation.

9.   MERGER PERMITTED UNDER DELAWARE AND MICHIGAN LAW
     ------------------------------------------------

     This Merger is permitted under, and shall be effectuated in accordance with, the laws of the States of Delaware and Michigan.


                           *     *     *     *     *
                           =========================

          IN WITNESS WHEREOF, each of the undersigned, pursuant to authority granted by their respective Boards of Directors, has caused this Agreement and Plan of Merger to be executed as of July 30, 2001.

                                    COOLSAVINGS.COM INC., a Michigan
                                    corporation


                                    By: /s/ Matthew Moog
                                       ------------------------------
                                      Name:  Matthew Moog
                                      Title: President



                                    COOLSAVINGS, INC., a Delaware
                                    corporation


                                    By: /s/ Matthew Moog
                                       ------------------------------
                                      Name:  Matthew Moog
                                      Title: President & CEO

                                      Signed at 6:00 pm EST
                                      ---------------------

                                                                      Appendix H

                              coolsavings.com inc.

                             2001 STOCK OPTION PLAN


                                   Article I.
                        Purpose and Adoption of the Plan
                        --------------------------------

     1.01 Purpose. The purpose of the coolsavings.com inc. Stock Option Plan (the "Plan") is to provide certain employees and Consultants of coolsavings.com inc., a Michigan corporation (the "Company"), with an additional incentive to promote the Company's financial success and to provide an incentive which the Company may use to induce able persons to enter into or remain in the service of the Company or a Subsidiary.

     1.02 Adoption and Term. This Stock Option Plan was approved by the Company's board of directors on, and is effective as of, July 12, 2001, subject to approval the Company's stockholders on or before July 12, 2002 and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board; provided, however, that no Incentive Stock Option may be granted after July 12, 2011.


                                   Article II.
                                   Definitions
                                   -----------

     2.01 Administrator means the group of persons having authority to administer the Plan pursuant to Section 3.01.

     2.02 Award means any one or combination of Non-Qualified Stock Options, Performance Based Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Share Rights or any other award made under the terms of the Plan.

     2.03 Award Agreement means a written agreement between the Company and Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.04 Award Period means, with respect to an Award, the period of time set forth in the Award Agreement during which specified conditions set forth in the Award Agreement must be satisfied.

     2.05 Beneficiary means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death; or (b) an individual, who by designation of the Participant, succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death.

     2.06 Board means the Board of Directors of the Company.

     2.07 Change of Control Event means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another entity other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction. Notwithstanding anything to the contrary herein or in any Award Agreement, no transaction contemplated by the Securities Purchase Agreement, dated July 30, 2001, among the

Company, Landmark Communications, Inc. and Landmark Ventures VII, LLC shall constitute a Change of Control Event.

     2.08 Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

     2.09 Common Stock means the Common Stock of the Company, no par value.

     2.10 Company means coolsavings.com inc., a Michigan corporation.

     2.11 Consultant means any person, including an advisor, who renders services to the Company or any Subsidiary and is compensated for such services, and any Director whether or not compensated for such services.

     2.12 Date of Grant means the date designated by the Administrator as the date as of which it grants an Award, which shall not be earlier than the date on which the Administrator approves the granting of such Award.

     2.13 Director means a member of the Board of Directors of the Company.

     2.14 Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.15 Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Administrator, in accordance with Section 7.03 hereunder, and set forth in the Award Agreement, which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the Incremental Value to be paid to the Participant.

     2.16 Expiration Date means the date specified in an Award Agreement as the expiration date of such Award.

     2.17 Fair Market Value means, on any given date, the fair market value of the Common Stock as determined in good faith by the Board; provided, however, that: (a) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small-Cap Market on the date the Option is granted, the Fair Market Value means the average of the highest bid and lowest asked prices of the Common Stock on Nasdaq reported for such date; (b) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market on the date the Option is granted, the Fair Market Value means the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; and (c) if the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked price for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination).

     2.18 Incentive Stock Option means a stock option described in Section 422 of the Code.

     2.19 Incremental Value has the meaning given such term in Section 7.01 of the Plan.

     2.20 Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

     2.21 Officer means a chief executive officer, president, executive vice president, chief financial officer, treasurer, and any other person who performs functions corresponding to the foregoing officers for the Company, and any other participant who is deemed to be an officer of the Company for purposes of
Section 16 of the Exchange Act and the rules thereunder, as currently in effect or as amended from time to time.

     2.22 Options means all Non-Qualified Stock Options, Incentive Stock Options and Performance Based Options granted at any time under the Plan.

     2.23 Participant shall have the meaning set forth in Article V.

     2.24 Performance Based Option means a stock option which, upon exercise or at any other time, would not result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

     2.25 Plan means the coolsavings.com inc. 2001 Stock Option Plan, as described herein and as it may be amended from time to time.

     2.26 Purchase Price, with respect to options, shall have the meaning set forth in Section 6.02.

     2.27 Restricted Share Right means a right to receive Common Stock subject to restrictions imposed under the terms of an Award granted pursuant to Article IX.

     2.28 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

     2.29 Stock Appreciation Right means an Award granted in accordance with
Article VII.

     2.30 Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

     2.31 Termination of Service means the voluntary or involuntary cessation of a Participant's employment with, or service to, the Company for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any other similar transaction in which the Participant's employer ceases to be the Company or a Subsidiary of the Company. Whether an authorized leave of absence or absence on military or government service, absence due to disability, or absence for any other reason shall constitute Termination of Service shall be determined in each case by the Administrator in its sole discretion. Unless otherwise determined by the Administrator, a change in status from an employee to a Consultant or from a Consultant to an employee will not constitute a Termination of Service.

     2.32 Trading Day means a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to in
Section 2.17 above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market, any business day.

                                  Article III.
                                 Administration
                                 --------------

     3.01 Administration. The Plan shall be administered by the Board or, to the extent determined by the Board, a committee (the "Compensation Committee") consisting of not less than two non-employee directors of the Company (within the meaning of Rule 16b-3) to be appointed by, and to serve at the pleasure of, the Board (in either case, the "Administrator"). It is the intention of the Company that, with respect to Awards designated as Performance Based Options, each of the members of the Compensation Committee shall also be "outside directors" within the meaning of Section 162(m) of the Code. The Administrator shall administer the Plan in accordance with this provision and shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to cancel Awards (including those made pursuant to other plans of the Company) and to substitute new options (including options granted under other plans of the Company) with the consent of the recipient, and to take such steps in connection with the Plan and Awards granted thereunder as it may deem necessary or advisable. The Administrator may, with respect to Participants who are not Officers, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

     3.02 Indemnification. Members of the Administrator shall be entitled to indemnification and reimbursement from the Company for any action or any failure to act in connection with service as Administrator to the full extent provided for or permitted by the Company's articles of incorporation or bylaws or by any insurance policy or other agreement intended for the benefit of the Company's officers, directors or employees or by any applicable law.


                                   Article IV.
                   Common Stock Issuable Pursuant to the Plan
                   ------------------------------------------

     4.01 Shares Issuable. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. Except as provided in Section 4.03, the Awards granted to any Participant and to all Participants in the aggregate under the Plan shall be limited so that the sum of the following shall never exceed the sum of (A) 7,953,954 shares plus (B) up to 1,800,000 shares issued in connection with the cancellation of options issued under the Company's 1997 Stock Option Plan, as such cancellation and issuance is contemplated by that certain Securities Purchase Agreement, dated July 30, 2001, among the Company, Landmark Communications, Inc. and Landmark Ventures VII, LLC: (i) all shares which shall be issued upon the exercise of outstanding Options or other Awards granted under the Plan, (ii) all shares for which payment of Incremental Value shall be made by reason of the exercise of Stock Appreciation Rights at any time granted under the Plan, and (iii) the number of shares otherwise issuable under an Award which are applied by the Company to payment of the withholding or tax liability discussed in Section 11.04.

     4.02 Shares Subject to Terminated Awards. In the event that any Award at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, or an award of Stock Appreciation Rights is exercised for cash, then all shares formerly subject to such Award as to which such Award shall not have been exercised shall be available for any Award subsequently granted in accordance with the Plan. Shares of Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of tandem Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, and shares of Common Stock issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards. Shares which are reacquired by the Company or shares issuable subject to Restricted Share Rights which are forfeited pursuant to forfeiture provisions in the Award Agreement shall be available for subsequently granted Awards only if the forfeiting Participant received no benefits of ownership (such as dividends actually paid to the Participant) other than voting rights of the forfeited shares. Any shares of Common Stock issued by the Company pursuant to its assumption or substitution of outstanding grants from acquired companies shall not reduce the number of shares available for Awards under this Plan unless issued under this Plan.

     4.03 Adjustments to Reflect Capital Changes.

          (a) Recapitalization. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Administrator shall have the power to determine the amount of the adjustment to be made in each case.

          (b) Sale or Reorganization. After any reorganization, merger or consolidation in which the Company is a surviving corporation, each Participant shall, at no additional cost, be entitled upon exercise of an Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, a number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers or consolidations of the character described above.

          (c) Options to Purchase Stock of Acquired Companies. After any reorganization, merger or consolidation in which the Company or a Subsidiary of the Company shall be a surviving corporation, the Administrator may grant substituted Options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation, where such party's stock may no longer be issued following such merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any adjustments may provide for the elimination of any fractional shares which might otherwise have become subject to any Awards.

                                   Article V.
                                  Participation
                                  -------------

     5.01 Eligible Participants. Participants in the Plan shall be the employees and Consultants of the Company or any Subsidiary, as determined and selected from time to time by the Administrator, in its sole and absolute discretion. The Administrator's designation of a Participant in any year shall not require the Administrator to designate such person to receive Awards in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.


                                   Article VI.
                                  Option Awards
                                  -------------

     6.01 Power to Grant Options. The Administrator may grant, to such Participants as the Administrator may select, Options entitling the Participant to purchase Common Stock from the Company at such price, in such quantity and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Administrator. The terms of any Option granted under this Plan shall be set forth in an Award Agreement. Notwithstanding the foregoing, Options granted to Officers shall not be exercisable for a period of at least six months from the Date of Grant unless otherwise specifically approved by the Board.

     6.02 Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be equal to or greater than the Fair Market Value on the Date of Grant; provided, however, that the Purchase Price of each share of Common Stock which may be purchased upon exercise of a Non-Qualified Stock Option shall be no less than ninety percent (90%) of the Fair Market Value on the Date of Grant if such discount is expressly granted in lieu of a reasonable amount of salary or bonus; provided, further, that the Purchase Price for shares of Common Stock purchased pursuant to Stock Options designated by the Administrator as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code and provided further that the Purchase Price for shares of Common Stock purchased pursuant to Stock Options designated by the Administrator as Performance Based Options shall be equal to or greater than the Fair Market Value on the Date of Grant.

     6.03 Designation of Incentive Stock Options. Except as otherwise expressly provided in the Plan, the Administrator may designate, at the Date of Grant of each Option to a Participant that is an employee of the Company or a Subsidiary, that the Option is an Incentive Stock Option under Section 422 of the Code.

          (a) Incentive Stock Option Share Limitation. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) which would result in stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year, or which would entitle such Participant to purchase a number of shares greater than the maximum number permitted by Section 422 of the Code as in effect on the Date of Grant.

          (b) Other Incentive Stock Option Terms. Whenever possible, each provision in the Plan and in every Option granted under this Plan which is designated by the Administrator as an Incentive Stock Option shall be interpreted in such a manner as to entitle the Option to the tax treatment afforded by Section 422 of the Code. If any provision of this Plan or any Option designated by the Administrator as an Incentive

     Stock Option shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Award Agreement shall remain in full force and effect. If any agreement covering an Option designated by the Administrator to be an Incentive Stock Option under this Plan shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

     6.04 Designation of Performance Based Options. Except as otherwise expressly provided in the Plan, the Administrator may designate, at the Date of Grant of each Option to a Participant that is an employee of the Company or a Subsidiary, that the Option is a Performance Based Option. A Performance Based Option shall have a Purchase Price not less than the Fair Market Value on the Date of Grant and shall contain such other terms and conditions as the Administrator may deem necessary so that, upon exercise or at any other time, the Performance Based Option does not result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

     6.05 Rights as a Stockholder. The Participant or any transferee of an Option pursuant to Section 8.02 or Section 11.05 shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.


                                  Article VII.
                            Stock Appreciation Rights
                            -------------------------

     7.01 Power to Grant Stock Appreciation Rights. The Administrator is authorized to grant to any Participant, on such terms established by the Administrator on or prior to the Date of Grant and subject to and not inconsistent with the provisions of this Plan, the right to receive the payment from the Company, payable as provided in Section 7.04, of an amount equal to the Incremental Value of the Stock Appreciation Rights, which shall be an amount equal to the remainder derived from subtracting (i) the Exercise Price for the right established in the Award Agreement from (ii) the Fair Market Value of a share of Common Stock on the date of exercise. The terms of any Stock Appreciation Right granted under the Plan shall be set forth in an Award Agreement.

     7.02 Tandem Stock Appreciation Rights. The Administrator may grant to any Participant a Stock Appreciation Right consistent with the provisions of this Plan covering any share of Common Stock which is, at the Date of Grant of the Stock Appreciation Right, also covered by an Option granted to the same Participant, either prior to or simultaneously with the grant to such Participant of the Stock Appreciation Right, provided: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share; (ii) any Stock Appreciation Right covering any share of Common Stock shall not be exercisable upon the exercise of any related Option with respect to the same share; and
(iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.

     7.03 Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Administrator and, in the case of a tandem Stock Appreciation Right, shall not be less than the Purchase Price of the related Option. Upon exercise of the Stock Appreciation Rights, the number of shares subject to exercise under a related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which is surrendered as a result of the exercise of such Stock Appreciation Rights.

     7.04 Payment of Incremental Value. Any payment which may become due from the Company by reason of Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Administrator (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of the Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of the payment by the Fair Market Value on the date of exercise. The Administrator may determine whether payment upon exercise of a Stock Appreciation Right will be made in cash or in stock, or a combination thereof, upon or at any time prior to the exercise of such Stock Appreciation Right. No fractional share of Common Stock shall be issued to make any payment; if any fractional shares would be issuable, the mix of cash and Common Stock payable to the Participant shall be adjusted as directed by the Administrator to avoid the issuance of any fractional share. Payment may be made in cash to Officers only if the Stock Appreciation Right is exercised during the "window period" required under Rule 16b-3(e)(3) and otherwise in accordance with Rule 16b-3.


                                  Article VIII.
                 Terms of Options and Stock Appreciation Rights
                 ----------------------------------------------

     8.01 Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

          (a) Expiration Date of the Award as provided in the Award Agreement;
     or

          (b) Termination of the Award as provided in Section 8.02; or

          (c) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

          (d) Solely in the case of tandem Stock Appreciation Rights, upon the Expiration Date of the related Option.

     8.02 Exercise on Death or Termination of Service.

          (a) Unless otherwise provided in the Award Agreement, in the event of a Termination of Service as a result of the death of a Participant, the right to exercise all unexpired Awards shall be accelerated and shall accrue as of the date of death, and the Participant's Awards may be exercised by his Beneficiary at any time within one year after the date of the Participant's death.

          (b) Unless otherwise provided in the Award Agreement, in the event of a Participant's Termination of Service at any time for any reason (including disability or retirement) other than death or for "cause" (as defined in paragraph (d) below), an Award may be exercised, but only to the extent it was otherwise exercisable, on the date of Termination of Service, within ninety days after the date of Termination of Service. In the event of the death of the Participant within the ninety-day period following

     Termination of Service, his Award may be exercised by his Beneficiary within the one year period provided in subparagraph (a) above.

          (c) With respect to an Award which is intended to constitute an Incentive Stock Option, upon Termination of Service, such Award shall be exercisable as provided in Section 422 of the Code.

          (d) In the event that a Participant's Termination of Service is for "cause", all Awards shall terminate immediately upon Termination of Service. If such Participant has a written employment and/or consulting agreement with the Company, "cause" shall be as defined in such agreement. In the absence of a written employment and/or consulting agreement, a Termination of Service shall be deemed to have been for "cause" if such termination is determined, in the sole discretion of the Administrator, to have resulted from: (i) the Participant's commission of fraud, embezzlement, theft, or a crime involving moral turpitude, in any case whether or not involving the Company, that in the opinion of the Administrator renders Participant's continued employment detrimental to the Company or its reputation, (ii) the substantial or repeated failure or refusal of the Participant to perform according to reasonable expectations and standards set by the Board and/or management consistent with Participant's title and position, or (iii) Participant's conviction of a felony.

     8.03 Acceleration of Exercise Time. The Administrator, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Award prior to the time such Award would otherwise become exercisable under the terms of the Award Agreement.

     8.04 Extension of Exercise Time. The Administrator, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Award granted under this Plan to be exercised after its Expiration Date or after the ninety day period following Termination of Employment or service on the Board, subject, however, to the limitations described in Section 8.01 (c) and
(d).

     8.05 Conditions for Exercise. An Award Agreement may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments which may be cumulative) as may be determined by the Administrator at the Date of Grant. No Stock Appreciation Right may be exercised prior to six months from the Date of Grant.

     8.06 Change of Control Event. Unless otherwise provided in the Award Agreement, and subject to such other terms and conditions as the Administrator may establish in the Award Agreement, in the event that a Participant's employment or service to the Company is terminated by the Company without "cause" within two years following the occurrence of a Change of Control Event, irrespective of whether or not an Award is then exercisable, the Participant shall have the right to exercise in full any unexpired Award as of the date of such termination of employment or service.

     8.07 Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer of the Company designated in the Award Agreement on or before the Expiration Date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Administrator may (but need not) permit payment to be made by delivery to the Company of either (a) shares of Common Stock that either have been owned by the Participant for at least six months prior to such delivery (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, (b) any combination of the foregoing methods of payment, or (c) such other consideration as the Administrator deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, shares of Common Stock may be issued directly to the Participant's broker or dealer upon receipt of the Purchase Price in cash from the broker or dealer). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares transferred. The Participant may not transfer to the Company in satisfaction of the Purchase Price (y) a number of shares which when multiplied times the Fair Market Value as of the date of exercise would result in a product greater than the Purchase Price or (z) any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and used for any proper corporate purpose. Unless the Administrator shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.


                                   Article IX.
                             Restricted Stock Awards
                             -----------------------

     9.01 Restricted Share Awards. The Administrator may grant to any Participant an Award of Restricted Share Rights entitling such person to receive shares of Common Stock in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Administrator shall determine on or prior to the Date of Grant. The terms of any Award of Restricted Share Rights granted under the Plan shall be set forth in an Award Agreement.

     9.02 Duration of Restricted Share Rights. In no event shall any Restricted Share Rights granted entitle the holder to receive shares of Common Stock free of all restrictions on transfer at any time prior to the expiration of three years from the Date of Grant, and each Award Agreement shall provide that the Participant shall remain employed by the Company or a Subsidiary for that three year period (subject to the Company's or Subsidiary's right to terminate such employment).

     9.03 Forfeiture of Restricted Share Rights. Subject to Section 9.05, all Restricted Share Rights shall be forfeited and all Restricted Share Awards shall terminate unless the Participant continues in the service of the Company or a Subsidiary until the expiration of the forfeiture and satisfies any other conditions set forth in the Award Agreement. If the Award Agreement shall so provide, in the case of death, disability or retirement (as defined in the Award Agreement) of the Participant, all of the shares covered by the Restricted Share Rights shall immediately vest and any restrictions shall lapse as of the date of such death, disability or retirement.

     9.04 Delivery of Shares Upon Vesting. Upon the lapse of the restrictions established in the Award Agreement, the Participant shall be entitled to receive, without payment of any cash or other consideration, certificates for the number of shares covered by the Award.

     9.05 Waiver or Modification of Forfeiture Provisions. The Administrator has full power and authority to modify or waive any or all terms, conditions or restrictions (other than the minimum restriction period set forth in Section 9.02) applicable to any Restricted Share Rights granted to a Participant under the Plan; provided that no modification shall, without consent of the Participant, adversely affect the Participant's rights thereunder and no modification shall reduce the employment requirement to less than three years, except in the case of death, disability or retirement.

     9.06 Rights as a Stockholder. No person shall have any rights as a stockholder with respect to any shares subject to Restricted Share Rights until such time as the person shall have been issued a certificate for such shares.


                                   Article X.
                            Other Stock Based Awards
                            ------------------------

     10.01 Grant of Other Awards. Other Awards of Common Stock or other securities of the Company and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock ("Other Awards") may be granted either alone or in addition to or in conjunction with Options or Stock Appreciation Rights under the Plan. Subject to the provisions of the Plan, the Administrator shall have the sole and complete authority to determine the persons to whom and the time or times at which Other Awards shall be made, the number of shares of Common Stock or other securities, if any, to be granted pursuant to such Other Awards, and all other conditions of such Other Awards. Any Other Award shall be confirmed by an Award Agreement executed by the Administrator and the Participant, which agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of this Plan with respect to the Other Award.

     10.02 Terms of Other Awards. In addition to the terms and conditions specified in the Award Agreement, Other Awards made pursuant to this Article X shall be subject to the following:

          (a) Any shares of Common Stock subject to such Other Awards may not be sold, assigned, transferred or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

          (b) If specified by the Administrator and the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Other Award; and

          (c) The Award Agreement with respect to any Other Award shall contain provisions providing for the disposition of such Other Award in the event of Termination of Employment prior to the exercise, realization or payment of such Other Award, with such provisions to take account of the specific nature and purpose of the Other Award.


                                   Article XI.
                         Terms Applicable to All Awards
                         ------------------------------

     11.01 Award Agreement. The grant and the terms and conditions of the Award shall be set forth in an Award Agreement between the Company and the Participant. No person shall have any rights under any Award granted under the Plan unless and until the Administrator and the Participant to whom the Award is granted shall have executed and delivered an Award Agreement expressly granting the Award to such person and setting forth the terms of the Award.

     11.02 Plan Provisions Control Award Terms. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Administrator have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 4.03, (i) the terms of any Award granted under the Plan may not be changed after the granting of such Award without the express approval of the Participant and (ii) no modification may be made to an Award granted to an Officer except in compliance with Rule 16b-3.

     11.03 Modification of Award After Grant. Each Award granted under the Plan to a Participant other than an Officer may be modified after the date of its grant by express written agreement between the Company and the Participant, provided that such change (i) shall not be inconsistent with the terms of the Plan and (ii) shall be approved by the Administrator. No modifications may be made to any Awards granted to an Officer except in compliance with Rule 16b-3.

     11.04 Taxes. The Company shall be entitled, if the Administrator deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or stock upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for such tax. The amount of such withholding or tax payment shall be the Company's minimum statutory withholding obligations as determined by the Administrator and, unless otherwise provided by the Administrator, shall be payable by the Participant at the time of issuance or payment in accordance with the following rules:

          (a) A Participant shall have the right to elect to meet his or her withholding requirement by: (1) having the Company withhold from such Award the appropriate number of shares of Common Stock, rounded up to the next whole number, the Fair Market Value of which is equal to such amount, or, in the case of the cash payment, the amount of cash, as is determined by the Company to be sufficient to satisfy the Company's minimum statutory tax withholding requirements; or (2) direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award.

          (b) In the event that an Award or property received upon exercise of an Award has already been transferred to the Participant on the date upon which withholding requirements apply, the Participant shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding requirements. The Participant shall provide to the Company such information as the Company shall require to determine the amounts to be withheld and the time such withholding requirements become applicable.

          (c) If permitted under applicable federal income tax laws, a Participant may elect to be taxed in the year in which an Award is exercised or received, even if it would not otherwise have become taxable to the Participant. If the Participant makes such an election, the Participant shall promptly notify the Company in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service no later than thirty days from the date of exercise or receipt. Promptly following such notification, the Participant shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding tax requirements.

     11.05 Limitations on Transfer. A Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-Qualified Stock Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the Options or to an individual or trust to whom the Participant could have initially transferred the Option pursuant to this Section
11.05. Options which are transferred pursuant to this Section 11.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     11.06 General Restriction. Notwithstanding anything to the contrary herein, the Company shall have no obligation or liability to deliver any shares of Common Stock under the Plan or to make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws, rules and regulations, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act.

     11.07 Surrender of Awards. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Administrator and Participant approve, including, but not limited to, terms which provide that upon such surrender the Company will pay to the Participant cash or Common Stock, or a combination of cash and Common Stock.


                                  Article XII.
                               General Provisions
                               ------------------

     12.01 Amendment and Termination of Plan.

          (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time and to add any other stock based Award or other incentive compensation programs to the Plan as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of the stockholders of the Company, (i) make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code; or (ii) which, unless approved by the requisite affirmative approval of stockholders of the Company, would cause, result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code with respect to any Performance Based Option. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment.

          (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such

     Award to the same extent such award would have been exercisable if the Plan had not been terminated.

     12.02 No Right To Employment. No employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary of the Company.

     12.03 Compliance with Rule 16b-3. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Administrator. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

     12.04 Securities Law Restrictions. The shares of Common Stock issuable pursuant to the terms of any Awards granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Common Stock upon exercise of an Award unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Administrator in its sole discretion. The Administrator may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Award for investment, and not with the view toward distribution.

     12.05 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan.

     12.06 Captions. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     12.07 Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     12.08 No Strict Construction. No rule of strict construction shall be implied against the Company, the Administrator, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Administrator.

     12.09 Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Michigan.

                                                                      Appendix I

                             coolsavings.com inc.

                            AUDIT COMMITTEE CHARTER
                            -----------------------


Organization
------------

There shall be a committee of the board of directors of coolsavings.com inc. (the "Company") to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy
-------------------

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities
----------------

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

     . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     . Ensure receipt from the auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor, and recommend to the board, if necessary, that the full board take appropriate action to oversee the independence of the auditor.

     . Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     . Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review the Company's policy statements to determine their adherence to the code of conduct.

     . Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     . Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     . Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     . Review accounting and financial human resources and succession planning within the Company.

     . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                  FORM OF PROXY
                              coolsavings.com inc.
                    Proxy for Annual Meeting of Stockholders

                                            , 2001

              (This proxy is solicited by the Board of Directors of
                             coolsavings.com inc.)


     The undersigned stockholder of coolsavings.com Inc. hereby appoints Matthew Moog and Robert Gorman, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of coolsavings.com inc. to be held at 10:00 a.m., local time, on ____ 2001, at 360 Michigan Avenue, 19th Floor, Chicago, Illinois 60601, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, AND 4 AND FOR THE NOMINEES LISTED IN PROPOSAL 1.

     1. To elect five nominees to the CoolSavings board of directors to serve until the expiration of their terms.

     [      ]   FOR all nominees

     or

     Nominee:                   FOR              AGAINST           WITHHOLD
     -------                    ---              -------           --------

     Albert Aiello              [  ]              [  ]               [  ]
     Steven M. Golden           [  ]              [  ]               [  ]
     Hugh R. Lamle              [  ]              [  ]               [  ]
     Matthew Moog               [  ]              [  ]               [  ]
     Richard Rogel              [  ]              [  ]               [  ]


     2. To approve a transaction with Landmark Communications, Inc. and one of its affiliates ("Landmark") that includes:

     . the $5.0 million loan previously funded by Landmark pursuant to a Senior Secured Note with warrants;

     . the issuance and sale of up to 64,360,810 shares of CoolSavings' series B convertible preferred stock to Landmark for a purchase price of $10.0 million or $0.1554 per share;

     . as a condition to the Landmark investment, the issuance of 13.0 million shares of our series C convertible preferred stock to three individuals (including two of CoolSavings' directors) in exchange for certain convertible notes and warrants previously issued to such individuals; and

     . the issuance of shares of CoolSavings' common stock upon conversion of the series B and series C convertible preferred stock and upon the exercise of the warrants previously issued to Landmark.

         [  ]  FOR              [  ]  AGAINST           [  ]  ABSTAIN
               ---                    -------                 -------


     3. To approve an agreement and plan of merger to change CoolSavings state of incorporation from Michigan to Delaware.

     4.   Adopt 2001 Stock Option Plan.

         [  ]  FOR              [  ]  AGAINST           [  ]  ABSTAIN
               ---                    -------                 -------

          Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

     Receipt of the proxy statement dated          , 2001 is hereby acknowleged.
                                         ----------

     Dated:                   , 2001
           -------------------

                                              ---------------------------------

                                              ---------------------------------
                                               Name(s) of Stockholder

                                              ---------------------------------

                                              ---------------------------------
                                               Signature(s) of Stockholder


       |   Vote by Telephone   |


    It's fast, convenient, and immediate!

    Call Toll-free on a Touch-Tone Phone (          )

    Follow these four easy steps:

    1.  Read the accompanying Proxy Statement and Proxy Card

    2. Call the toll-free number. For shareholders residing outside the United States call collect on a touch-tone phone.

    3. Enter your 14-digit Vote Control Number located on your Proxy Card above your name.

    4.  Follow the recorded instructions.


YOUR VOTE IS IMPORTANT!
Call anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE